[LOGO]

1998
SEMI ANNUAL
REPORT

-    MANAGER
     DISCUSSIONS

-    FINANCIALS

HARTFORD
     SMALL COMPANY HLS FUND

PORTFOLIO MANAGER

[PHOTO]

MARK S. WATERHOUSE
Vice President
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

8/9/96 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Small Company Fund       Russell 2000


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                               Cumulative Returns       Annualized Returns
                               ------------------       ------------------
                                  YTD        1 YEAR     SINCE INCEPTION
Small Co                         8.89%       16.68%         18.63%
Russell 2000                     4.93%       16.51%         20.89%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund returned 8.9% versus 7.1% for the Lipper Small Company VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

A theme that has been present for the past year continued; investors want exposure to the US market but they also want liquidity due to the fear of a slowdown is the US economy. As a result, large capitalization stocks have dramatically outperformed smaller names. Nonetheless, the stock selections made in the Fund focused on companies with strong fundamentals, such as THE LEARNING COMPANY, and ADC TELECOMMUNICATIONS, and have resulted in competitive relative performance.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The US economy remains healthy, led by strong consumer demand. However, a widening trade gap, a strong US dollar, and continued weakness in the Asian economies should result in a slowing of the economy in 1999. In this environment, we believe that winners will be in the energy and technology stocks. As such, we will try to opportunistically increase the Fund's exposure to these areas. In terms of stock selection, we will try to find great small companies and buy them below their intrinsic value.

HARTFORD
     CAPITAL APPRECIATION HLS FUND

PORTFOLIO MANAGER

[PHOTO]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Capital Appreciation Fund      S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                         Cumulative Returns           Annualized Returns
                         ------------------           ------------------
                          YTD      1 YEAR              5 YEAR    10 YEAR
Cap App                  11.82%    19.41%              19.04%    17.96%
S&P 500                  17.72%    30.17%              23.06%    18.54%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund underperformed its Lipper peer group for the period year-to-date ended June 30, 1998. The Fund returned 11.8% versus 15.6% for the Lipper Capital Appreciation VA-UF Average. However, over longer periods the Fund outperforms the Lipper Capital Appreciation VA-UF Average. The five year annualized return ended 6/30/98 is 19.0% versus 18.6% for the Lipper Capital Appreciation VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

We began the year by finding gains in a handful of companies across sectors such as finance, telecommunications and retail, and by reducing our overall foreign stock exposure in light of the Asian crisis. As we moved into the second quarter, large cap growth was clearly the place to be in the US equity market. The S&P 500 Index exceeded the Russell 2000 Index by a whopping 8 percent and within the large cap sector, growth stocks outperformed value by over 4 percent. The Fund's performance was negatively impacted by a combination of factors including 1) an emphasis on smaller companies, 2) a tilt toward value versus growth, and 3) tactical security selection bets that went against us. Strong performers over the six month period included AMERICA ONLINE and THE LEARNING COMPANY.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Our overall strategy for the Fund remains duel faceted. We maintain an emphasis on smaller companies with dynamic earnings growth prospects, and couple that with an opportunistic trading approach to larger cap stocks where we typically see a catalyst for outperformance. Following a period of underperformance as we now have experienced, the temptation is to alter the Fund's approach by moving closer to the large cap growth paradigm which has dominated the US equity market over the past year. In our view, however, the real risk now is to chase what worked yesterday and be poorly positioned for a positioned rebound in small and mid cap stocks.

HARTFORD
     MIDCAP HLS FUND

PORTFOLIO MANAGER

[PHOTO]

PHILLIP H. PERELMUTER
Vice President
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

7/15/97 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

MidCap Fund    S&P 400


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                                Cumulative
                       -----------------------------
                           YTD     SINCE INCEPTION
MidCap                   17.64%         33.89%
S&P 400                   8.63%         20.28%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MID CAP HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford MidCap HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund provided a total return of 17.6% versus 13.4% for the Lipper Mid Cap VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

Despite the fact that mid cap stocks have grown their earnings faster than large cap stocks over the past five years, investors' preference for stability, liquidity, and safety in a slowing economic environment drove large cap outperformance for the last year. There were several changes to the Fund's industry weights during the six month period that contributed to positive returns relative to competitors. Overall, the strong performance was led by our stock selection in the technology sector. Many technology stocks did well as the slowing pace of overall earnings growth made their year over year growth numbers stand out. Additionally, computer service and software companies are seeing demand accelerate due to the Year 2000 crunch, a continuation of the outsourcing trend, and a shortage of information technology employees. Two of our recent purchases, AMERICAN TOWER and SFX ENTERTAINMENT did well as they were up over 20% and 40%, respectively in the second quarter.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The Fund consists of high quality mid cap companies "on the verge of greatness" within our five sectors of opportunity: consumer products, finance, health care, services, and technology. The outlook for the type of mid cap companies that we buy for the Fund is good. These high quality, market leading mid cap growth companies which have minimal overseas exposure should fare relatively well during a period of modest growth in the United States and turbulence outside the United States.

HARTFORD
     INTERNATIONAL OPPORTUNITIES HLS FUND

LEAD PORTFOLIO MANAGER

[PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

7/2/90 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

International Opportunities Fund      EAFE GDP


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns          Annualized Returns
                    ------------------         ---------------------
                      YTD      1 YEAR          5 YEAR    SINCE INCEP.
Int'l Opp            16.73%     6.22%          12.45%     8.23%
EAFE GDP*            21.88%    15.14%          12.74%     8.22%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX

HOW DID THE FUND PERFORM?

The Hartford International Opportunities HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund returned 16.7% versus 16.3% for the Lipper International VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

Overall, Europe showed strong performance and the Fund continued to benefit as a result of its large, overweight position in that region. Also a benefit was our underweight position in Asia where virtually every market in the region took a turn for the worse after having seen a short but unsustainable bounce at the beginning of the year.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Europe remains the Fund's major area of exposure, and Japan remains the area that is most significantly underweighted versus international benchmarks. In all markets, we take a "fundamental research" approach, seeking stocks that are attractively valued relative to their long-term prospects for growth. We continue to feel that Europe shows the most promise for continued economic growth and profit improvement. While there are many companies in Japan and the rest of the Asia Pacific region that are attractively valued relative to companies in other regions, we do not believe that the region has turned the corner yet and feel that the investment risks outweigh the prospective rewards at this time.

HARTFORD
     STOCK HLS FUND

PORTFOLIO MANAGER

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Stock Fund                    S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

               Cumulative Returns       Annualized Returns
               ------------------       ------------------
                 YTD     1 YEAR         5 YEAR    10 YEAR
Stock          21.36%    30.62%         23.34%    17.52%
S&P 500        17.72%    30.17%         23.06%    18.54%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund outperformed its Lipper peer group during the year-to-date period ended 6/30/98. The Fund provided a total return of 21.4% versus 16.2% for the Lipper Growth VA-UF Average, placing the Fund in the first quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

Overall, the Fund's performance over the last six month period was helped by favorable sector weightings and strong stock selection. We continued to emphasize predictable growth companies where results would not be seriously damaged by the slowdown in the Pacific Rim. Our emphasis on less cyclical companies in areas such as health care and household products, and our overweights in financials and technology, continued to produce good results through the first half of 1998.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. The economy seems to be slowing at just the right time to prevent the Fed from raising interest rates. Employment levels are extremely favorable. Inflation remains low and well under control. US consumers are benefiting from lower priced Asian imports, low interest rates and falling commodity prices. The Federal budget is in surplus. US companies are gaining access to areas of the world that promise excellent earnings growth over time. Mutual fund cash flows remain strong. The bond market has started to provide support for higher multiples as yields move lower. While this may all sound too good to be true, the fact is that it is true and we see no reason why this should change anytime soon.

HARTFORD
     GROWTH AND INCOME HLS FUND

PORTFOLIO MANAGER

[PHOTO]

JAMES A. RULLO, CFA
Vice President
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

6/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Growth & Income Fund          S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                                   Cumulative Returns
                              ------------------------------
                              1 YEAR         SINCE INCEPTION
Growth & Income                 N/A               4.06%
S&P 500                         N/A               4.06%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GROWTH AND INCOME HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Growth and Income HLS Fund outperformed its Lipper peer group for the one month period ended June 30, 1998. The Fund returned 4.1% versus 1.5% for the Lipper Growth & Income VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

While it is early to comment on performance, in the inaugural months, the Fund is competing well in its Lipper universe. The US equity market continued its upward trend, but at a slower pace and with a very narrow focus. Large-cap growth stocks provided almost all of the gains. Several of the Fund's top performing names were in the technology sector, such as COMPUTER SCIENCES, MICROSOFT and DELL COMPUTER. Another sector which helped performance was retailing; strong US economic growth continues to bolster companies like GAP, HOME DEPOT and WAL-MART. Weakness in oil prices continues to plague our energy service companies such as FRIEDE GOLDMAN and HELMERICH & PAYNE. These are good companies in a difficult environment, and we have added to them during the price declines.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

With the economy showing more obvious signs of slowing, and consumer spending likely to have more staying power than business investment, we expect to keep the Fund's moderate sector and industry emphasis on finance, consumer discretionary, and utilities. We'll reduce emphasis on most cyclical areas, as well as the more richly valued drug and consumer staples stocks.

HARTFORD
     DIVIDEND AND GROWTH HLS FUND

PORTFOLIO MANAGER

[PHOTO]

LAURIE A. GABRIEL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

3/9/94 - 6-30/98
GROWTH OF A $10,000 INVESTMENT.

Dividend & Growth Fund             S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns       Annualized Returns
                    ------------------       ------------------
                      YTD     1 YEAR         SINCE INCEPTION
Div & Grow          10.93%    22.38%             23.68%
S&P 500             17.72%    30.17%             23.85%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund provided a total return of 10.9% versus 10.6% for the Lipper Equity Income VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

The health care industry was an area of strength for the Fund due to positive stock selection, with strong performance from names such as Warner-Lambert and American Home Products. The finance sector was initially a drag on performance at the beginning of the year, yet CITICORP ultimately helped performance, as did MARSH & MCLELLAN. During the second quarter, large capitalization stocks outperformed small cap stocks by almost 8% and growth outperformed value by more than 4%. Therefore, the Fund's large capitalization focus was a positive, while the strength in growth-oriented securities was a detriment given our value orientation.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Broad diversification across economic sectors is an ongoing part of the Fund's approach. Since our focus is on stock selection, the sector representation will be fairly stable over time. The competitive pricing environment brought on by the deteriorating economic conditions in Asia and the rising US dollar exchange rate should ensure a very low inflation rate for the year. As a result, we believe the Fund is well-positioned going forward given its emphasis on less cyclical companies in areas such as health care and household products with above-average yields, below average price-to-earnings ratios and risk.

HARTFORD
     INTERNATIONAL ADVISERS HLS FUND


PORTFOLIO MANAGER

[PHOTO]

ROBERT EVANS
Vice President
Wellington Management Company, LLP

[PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

3/1/95 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

International Advisers Fund   EAFE GDP
Salomon World Government Bond ex-US Index


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                             Cumulative Returns      Annualized Returns
                             ------------------      ------------------
                              YTD       1 YEAR         SINCE INCEP.
Int'l Adv                     12.67%    10.11%           13.82%
EAFE GDP                      21.88%    15.14%           14.81%
Salomon                        5.44%    11.89%           12.74%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford International Advisers HLS Fund underperformed its benchmark for the six month period ended 6/30/98. The Fund provided a total return of 12.7% versus 14.0% for the Composite Index (55% EAFE GDP Net, 35% SB World Govt non-US Bond - hedged, 10% T-bill). However, over longer time periods the Fund outperforms its market index.

WHY DID THE FUND PERFORM THIS WAY?

Overall, Europe showed strong performance and the Fund continued to benefit as a result of its overweight position in the region. Also a benefit was our underweight position in Asia where virtually every market in the region took a turn for the worse after having seen a short but unsustainable bounce at the beginning of the year.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The historically low inflation environment across the industrialized countries will continue to fuel positive performance in global fixed income securities.
In both the equity and bond portfolios, Europe remains the Fund's major area of exposure, and Japan remains the area that is most significantly underweighted versus international benchmarks. We continue to feel that Europe shows the most promise for continued economic growth and profit improvement. In all equity markets, we take a fundamental research approach, seeking stocks that are attractively valued relative to their long-term prospects for growth. The bond portfolio continues to be predominantly invested in intermediate and long maturity fixed income securities with an average credit rating of AA+.

HARTFORD
     ADVISERS HLS FUND

PORTFOLIO MANAGERS

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO]

PAUL D. KAPLAN
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Advisers Fund       S&P 500        Lehman Govt/Corp


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns           Annualized Returns
                    ------------------           ------------------
                      YTD     1 YEAR              5 YEAR    10 YEAR
Advisers            15.44%    23.90%              17.47%    14.38%
S&P 500             17.72%    30.17%              23.06%    18.54%
Lehman G/C           4.17%    11.28%               6.88%     9.10%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 15.4% versus 9.7% for the Lipper Flexible VA-UF Average, placing the Fund in the first quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

The reasons for the strong performance of the Fund relative to competitors for the six month period are twofold. First, the equity portion of the Fund has achieved significantly greater total return than the competition and, second, the Fund's equity ratio has been high during a period of strong equity markets. Although the bond portion of the Fund has performed well, the keys to performance have been in the equity portion and in the asset allocation (63% stocks, 33% bonds and 4% cash as of 6/30/98).

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We have felt for some time that the direction of bond yields was downward, and we have positioned the Fund's fixed income portfolio with longer-than-benchmark duration in order to take advantage of any interest rate decline. In addition, we have limited our holdings of mortgage-backed securities and corporate bonds given their stretched valuations. While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. Given the economic environment with low inflation, low interest rates, and reasonable economic growth, we see little reason to reduce the Funds' equity ratio. The bull market has been a long one, but we remain comfortable with an equity ratio in the area of 62%. We continue to prefer bonds to cash and are therefore keeping the Funds' cash commitment quite low.

HARTFORD
     BOND HLS FUND

PORTFOLIO MANAGER

[PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
The Hartford Investment
Management Company (HIMCO)

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Bond Income Strategy Fund     Lehman Govt/Corp


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns            Annualized Returns
                    ------------------            ------------------
                     YTD      1 YEAR              5 YEAR    10 YEAR
Bond                 4.28%    11.96%               7.09%    8.76%
Lehman G/C           4.17%    11.28%               6.88%    9.10%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 4.28% versus 4.15% for the Lipper Corporate Debt "BBB" average, placing the fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

There were two major factors that contributed to the fund's performance this quarter. The first was the Fund's duration of 6.1 years which was approximately 13% longer than its benchmark index. Yields declined between 20 and 30 basis points during the quarter in ten-year and longer- maturity Treasuries, resulting in price gains. High quality long-maturity corporate securities also benefited. The Fund's overweighted position in these securities contributed positively to returns. The second was the Fund's allocation to BB rated domestic high yield and emerging market issues. The combination of huge new issue supply in the domestic high yield market and Asian-induced weakness in the Emerging Markets resulted in underperformance of these securities relative to higher quality alternatives. We began the quarter with an underweighted position in these assets and gradually increased the portfolio allocation to an overweighted position at the end of the second quarter, as attractive values emerged. Second quarter performance, however, was impacted by this allocation.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

High inflation-adjusted Treasury yields, the continued perceived safety of US investments amidst recent global volatility, and the improving deficit situation, all contribute to our expectation that Treasury securities will continue to perform well over the course of 1998. We have added a position in Treasury Inflation Protected Securities in to our belief that these securities are fundamentally inexpensive, and could significantly outperform other fixed income assets (of any quality) in the event that inflation emerges and/or real Treasury yields decline. We continue to hold a portfolio of high average quality in order to express our view that US Treasuries provide one of the most attractive risk/reward profiles among the taxable fixed income asset classes. The second quarter increase in allocation to high yield securities will provide our shareholders with additional yield, but it is also our expectation that these securities will perform well in the near term. Finally, we continue to find value in fifteen-year discount mortgage passthroughs, such as FNMA Dwarf 6s, to provide additional yield, limit risk of a significant rise in prepayments, and enhance portfolio diversification.

HARTFORD
     MORTGAGE SECURITIES HLS FUND

PORTFOLIO MANAGER

[PHOTO]

TIMOTHY J. WILHIDE
Senior Vice President
The Hartford Investment
Management Company (HIMCO)

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Mortgage Securities Fund           Lehman Mortgage Backed Securities


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                         Cumulative Returns           Annualized Returns
                         ------------------           -------------------
                          YTD      1 YEAR              5 YEAR    10 YEAR
Mort. Sec.               3.35%     8.77%               6.63%      8.25%
Lehman Mort.             3.37%     8.92%               6.90%      9.03%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Mortgage Securities HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 3.35% versus 3.33% for the Lipper US Mortgage Average.

WHY DID THE FUND PERFORM THIS WAY?

In the second quarter, bond investors worried alternately over the risks of a too hot U.S. economy and the risks of worsening financial problems in Asia. Although this uncertainty kept yields on U.S. Treasuries within a narrow range, it forced yield spreads to widen versus other classes of fixed income securities.

Mortgage securities were affected by the uncertainties in the second quarter. The sharp drop in rates caused by Asian turmoil in midwinter led to a surge of homeowner mortgage refinancings in the spring. Mortgage security returns, as measured by the Lehman Brothers Mortgage Securities Index, lagged those of the Treasury and Corporate Indices on an outright basis. However, on a cash flow adjusted or "Duration" basis, the Mortgage Index outperformed the Corporate Index by 0.26 %.

For the second quarter, the Mortgage Securities HLS Fund earned a total return of 1.80% compared to 1.72% for the Lehman Mortgage Index. The Fund's return was boosted by owning, on average, slightly longer maturity securities than those in the index and by diversifying into mortgage related paper such as high quality Commercial Mortgage Backed Securities where business risk outweighs refinancing risk.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Looking ahead, it is our belief that the economy will slow from the rapid growth of last winter and early spring. This suggests interest rates should stay near current levels or perhaps fall a bit. Thus, refinancing risks are still in the picture. We will continue to try to diversify the fund away from this risk where reasonably possible. We will also be alert to further pressures on credit quality arising from a slowing and will seek to adjust the Fund's credit related holdings to minimize such risk.

BB&T GROWTH & INCOME FUND

PORTFOLIO MANAGERS

RICK B. JONES, CFA
Vice President
Branch Banking & Trust, Co.

PERFORMANCE OVERVIEW

[GRAPH]

6/3/97 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

BB&T Growth & Income     S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                   Cumulative Returns      Annualized Returns
                   --------------------    --------------------
                     YTD      1 YEAR         SINCE INCEP.
BB&T G&I             5.25%    21.15%           24.25%
S&P 500             17.72%    30.17%           33.56%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BB&T GROWTH & INCOME FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The BB&T Growth & Income Fund provided a total return of 5.3% for the six-month period ended June 30, 1998. In comparison, the Lipper Growth & Income Variable Annuity-Underlying Fund average gained 12.2%.

WHY DID THE FUND PERFORM THIS WAY?

During the last six months, two factors drove the market. First, a very small group of the largest growth stocks - we could count all of them on just two hands - moved the market upward. Second, at the other end of the market, a number of relatively small Internet stocks posted huge gains. To put a common theme to what happened, as a group, stocks with price-to-sales ratios above 10 - that is, very expensive stocks by traditional valuation methods - produced average returns of 56% over the last six months. Quite simply, "value" was not a productive theme during the period. And our style is diversified value. We try to pay reasonable prices for the stocks of financially strong companies, based on our assessment of future earnings or the value of a company's underlying assets. Our goal is to achieve market returns over a full market cycle, but with less risk. This approach has served us well in the past and we expect it to produce satisfactory returns over the long term. Even during this most recent period, which was difficult, we enjoyed success. As of June 30, the portfolio's five largest holdings were: SUPERVALU, MERCK, ANHEUSER-BUSCH, ABBOTT LABS and HARRIS CORP.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We don't try to make broad economic or market calls and then use our forecasts to buy and sell individual securities. Rather, we follow a bottom-up approach: buying the best stocks while diversifying the portfolio across many sectors. Being long-term investors, we stay as fully invested as possible all the time.

AMSOUTH EQUITY INCOME

PORTFOLIO MANAGERS

CHRISTOPHER WILES, CFA
President
Rockhaven Asset Management

PERFORMANCE OVERVIEW

[GRAPH]

10/23/97 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

AmSouth Equity Income    S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                                          Cumulative Returns
                                   --------------------------------
                                       YTD          SINCE INCEPTION
Equity Income                         9.05%              11.53%
S&P 500                              17.72%              20.58%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH EQUITY INCOME FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The AmSouth Equity Income Fund provided a total return of 9.05% for the six-month period ended June 30, 1998. In comparison, the Lipper Equity Income Variable Annuity-Underlying Fund average gained 10.6%.

WHY DID THE FUND PERFORM THIS WAY?

We saw a huge disparity between the different segments of the market. During the period, large-cap growth stocks were up more than twice as much as the large-cap value stocks we generally favor. There also was very narrow leadership in the market, with the largest 10 stocks among the Standard & Poors 500 trading at historically excessive valuations. It's not our policy to chase after stocks that have climbed to extreme valuation levels; consequently, we lagged our benchmark. Our goal is to provide good market exposure at relatively low levels of risk, and we feel we did that. Among our successes was FORD MOTOR. FORD has taken market share from both CHRYSLER and GENERAL MOTORS and has outearned GM; its stock has climbed roughly 80 percent during the first six months of 1998. Another move that turned out well for us was our decision to buy stock in MCDONALD'S late last year. MCDONALD'S was under a lot of pressure earlier, due to the failure of their marketing efforts and an inability to articulate a clear turnaround strategy. The company finally righted itself and the stock was up 45 percent in the first six months of 1998.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

At some point - whether it's during the next six months or the six months after that - the market will experience a serious sell-off. And when that happens, we want to be invested in stocks that make us comfortable. So we're going to continue doing what we've always done: buy good, solid companies run by capable managers, companies whose stocks are inexpensive by our standards. That way, we won't have to worry much about our downside risk.

MENTOR
     VIP CAPITAL GROWTH PORTFOLIO

PORTFOLIO MANAGERS

JOHN DAVENPORT, CFA
Managing Director
Mentor Investment Group

RICHARD SKEPPSTROM
Senior Vice President
Mentor Investment Group

CHRIS RUSBULDT, CFA
Vice President
Mentor Investment Group

STEVE CERTO
Vice President
Mentor Investment Group

PERFORMANCE OVERVIEW

[GRAPH]

3/3/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

VIP Growth          Russell 2000


-------------------------------------------------------------------------------
CUMULATIVE RETURNS

                                   Since Inception
                                   ---------------
VIP Growth                               2.00%
Russell 2000                             8.59%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR VIP GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Since the fund inception through 6-30-98, the Mentor VIP Capital Growth Portfolio returned 2.00%, trailing the S&P500 Index Benchmark which returned 8.59%.

WHY DID THE FUND PERFORM THIS WAY?

All of the second quarter gain for the S&P 500 came from a fairly select group of stocks - its largest members. The index's 50 largest market value stocks were up an average of 8.5%. These stocks make up only 10% of the companies in the index, but more than half its weight and therefore performance. The other 450 stocks were down an average of 2.0%. Put another way, nearly 60% of the stocks in this index declined during the quarter despite its overall 3.3% gain.

We own stocks for fundamental reasons, not according to size. We look for reasonably valued companies with excellent management, strong financial characteristics and sustainable above-average growth. Although we have only about 17% of our holdings among the largest 50 names in the S&P 500, we continue to purchase only those companies with superior operating results, strong competitive positions, and attractive valuations on a relative basis. These strong fundamental traits should continue to serve us well.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We are fairly late into the current economic expansion. Corporate profit margins, having expanded dramatically since 1991, are now facing typical late-cycle pressures. Growing profit concerns are being compounded by Asian economic troubles which are hurting demand and pricing in many industries worldwide. According to First Call, S&P 500 earnings-per-share grew less than 4% in the first quarter and current estimates indicate similar growth will soon be reported for the second quarter. This marks a significant slowdown from the average 17% annual earnings growth this index registered over the prior six years, and compares to the current 14% for our Portfolio. The key to continued success is avoiding herd instincts and instead focusing ever more intently on our core strategy.

MENTOR
     VIP INTERNATIONAL PORTFOLIO

PORTFOLIO MANAGERS

SCOTT MCGLASHAN
Far East Team Leader
Perpetual, PLC

KATHRYN LANGRIDGE
Southeast Asia Team Leader
Perpetual, PLC

STEPHEN WHITTAKER
UK Team Leader
Perpetual, PLC

MARGARET RODDAN
Europe Team Leader
Perpetual, PLC

MARK TURNER
Latin American Team Leader
Perpetual, PLC

PERFORMANCE OVERVIEW

[GRAPH]

3/3/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

VIP International             EAFE


-------------------------------------------------------------------------------
CUMULATIVE RETURNS
                                   Since Inception
                                   ----------------
VIP International                       10.08%
EAFE                                     4.27%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR PERPETUAL VIP INTERNATIONAL PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Since the fund inception through 6-30-98, the Mentor Perpetual VIP International Portfolio returned 10.08%, outperforming the MSCI EAFE Index benchmark which returned 4.27%

WHY DID THE FUND PERFORM THIS WAY?

International markets as a whole advanced modestly in the second quarter, as marked by the MSCI EAFE Index, but this masks the tremendous disparity between regional market returns. Japan started the quarter strong but ended up being down, Asian markets fell by more than 20%, and Latin American markets also fell by approximately 20% during the quarter. European markets, on the other hand, were up approximately 8% for the quarter.

Our relative outperformance to our benchmark was primarily explained by our stock selection during the quarter. At quarter-end our targeted regional weightings were: 20% to the United Kingdom, 53% to Continental Europe, 15% to Japan, 7% to Southeast Asia, 4% to Latin America, and 1% to Emerging Europe.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We are approaching Asia with extreme caution, as it is very difficult to see any short-term signs of recovery. The situation seems to have entered the desperation phase of a deep bear market with years of capital gains and economic development having been wiped out. The Japanese market appears cheap, but it seems likely to stay that way until we see stabilization of the currency.
Europe appears less exposed than other regions to the dangers that we are seeing in many international financial markets. Consumer growth in the peripheral economies of Europe (Italy, Spain, Ireland, etc.) appears particularly well established. We see the U.K. equity market as offering very modest risk, with good support from a firm bond market, and with prospects of reasonable progress. Latin America has been hurt by massive investment capital outflows, yet fundamentals remain strong. With foreign investors having already reduced their weightings to this region, the risk of a major sell-off from current levels seems low. The recent turmoil in world markets has served to reinforce our commitment to our regional team approach and focus on high-quality companies with solid fundamentals.

PORTFOLIO MANAGERS

TED PRICE, CFA
Managing Director
Mentor Investment Group

LINDA ZIGLAR, CFA
Managing Director
Mentor Investment Group

JEFF DRUMMOND
Senior Vice President
Mentor Investment Group

PERFORMANCE OVERVIEW

[GRAPH]

3/3/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

VIP Growth               Russell 2000


-------------------------------------------------------------------------------
CUMULATIVE RETURNS

                              Since Inception
                              ---------------
VIP Growth                         -7.12%
Russell 2000                       -0.73%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR VIP GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

Since the fund inception through 6-30-98, the Mentor VIP Growth Portfolio returned -7.12%, lagging the Russell 2000 Index benchmark which returned -0.73%.

WHY DID THE FUND PERFORM THIS WAY?

The portfolio's underperformance during the second quarter was due to several factors. On average, large capitalization stocks outperformed small capitalization stocks for the period. This hurt our performance relative to some of our peers who have allowed the average market capitalization of their holdings to increase significantly in recent years. The Mentor VIP Growth Portfolio currently maintains a median market capitalization of under $500 million and a weighted average market capitalization of less than $1 billion, making it a true small capitalization fund. As compared to the Russell 2000 Index, our relative sector overweightings in health care and technology and underweighting in finance contributed to our underperformance for the period.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The current level of relative small capitalization undervaluation when compared to larger capitalization names (as represented by the S&P 500) has not been seen since the market lows of 1991. This has occurred despite the fact that according to I/B/E/S the one-year-forward earnings growth rates of small and mid
- capitalization companies, as represented by those held in the Mentor VIP Growth Portfolio, are projected at 35% versus 6.5% for the S&P 500.

Investors seem concerned about a market correction possibly brought on by the spread of the malaise in the Far East and apparently prefer to be in highly liquid stocks even if they are overvalued, rather than hold less liquid but substantially cheaper small capitalization names. Acquisitions should continue to be engines for growth for many small capitalization companies as they fill in product lines or expand product offerings. We believe that the current relative undervaluation of small capitalization equities is not merited, particularly given their historically above average growth rates.

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

FUNDS
                                                    TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                     1998(A)   1997    1996    1995    1994    1993    1992     1991     1990     1989    1988     1987     1986

Stock Fund..........  21.36%  31.38%  24.37%  34.10%  (1.89)% 14.34%   10.04%  24.58%   (3.87)%  26.02%  19.00%    5.41%   12.33%
Bond Fund...........   4.28   11.35    3.52   18.49   (3.95)  10.24     5.53   16.43     8.39    12.10    7.60    (0.01)   12.19
Money Market Fund...   2.63    5.31    5.19    5.74    3.95    2.94     3.63    6.01     8.09     9.10    7.40     6.49     6.77
Advisers Fund.......  15.44   24.51   16.59   28.34   (2.74)  12.25     8.30   20.33     1.26    21.72   14.24     6.08    12.70
Capital Appreciation
 Fund...............  11.82   22.34   20.70   30.25    2.50   20.80    16.98   53.99   (10.90)   24.11   26.37    (4.31)    9.03
Mortgage Securities
 Fund...............   3.35    9.01    5.07   16.17   (1.61)   6.31     4.64   14.71     9.70    13.13    8.38     2.64    11.13
Index Fund..........  17.46   32.61   22.09   36.55    0.94    9.12     6.82   29.53    (3.99)   30.47   16.35   (12.91)*   --
International
 Opportunities
 Fund...............  16.73    0.34   12.93   13.93   (1.94)  33.73    (4.43)  13.00   (11.76)*   --      --       --       --
Dividend and Growth
 Fund...............  10.93   31.89   22.91   36.37    1.96*   --       --      --       --       --      --       --       --
International
 Advisers Fund......  12.67    5.52   11.79   15.84*   --      --       --      --       --       --      --       --       --
Small Company
 Fund...............   8.89   18.38    7.15*   --      --      --       --      --       --       --      --       --       --
MidCap Fund.........  17.64   13.81*   --      --      --      --       --      --       --       --      --       --       --
Growth & Income
 Fund...............   4.06*   --      --      --      --      --       --      --       --       --      --       --       --
MARKET INDICES

Standard & Poor's
 500 Stock Index....  17.70%  33.35%  22.95%  37.52%   1.31%  10.06%    7.61%  30.39%   (3.11)%  31.62%  16.60%    5.49%   18.66%
Standard & Poor's
 400 Stock Index
 (MidCap)...........   8.63   32.25   19.18   30.88   (3,59)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
Shearson Lehman
Government/Corporate
 Bond Index.........   4.17    9.76    2.90   19.24   (3.51)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
90-Day Treasury
 Bills..............   2.56    5.33    5.29    5.80    4.14    3.12     3.70    5.90     7.95     8.67    6.56     5.97     6.41
EAFEGDP.............  21.88    5.77    7.63   11.16    7.81   33.56    (9.65)  10.73     --       --      --       --       --
Frank Russell 2000
 Index..............   4.93   22.38   16.51   28.45   (1.82)  18.71    18.41   46.04   (19.48)   16.26   25.02    (8.80)    5.68
Frank Russell 2500
 Index..............   5.66   24.43   19.04   31.70   (1.07)  16.54    16.18   46.69   (14.88)   19.43   21.39     1.75    12.62
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   3.38    9.49    5.35   16.80   (1.61)   6.84     8.96   15.72    10.72    15.35    8.55     2.81     --

FUNDS
                       1985
Stock Fund..........  31.49%
Bond Fund...........  20.62
Money Market Fund...   8.53
Advisers Fund.......  26.85
Capital Appreciation
 Fund...............  36.18
Mortgage Securities
 Fund...............  20.61
Index Fund..........   --
International
 Opportunities
 Fund...............   --
Dividend and Growth
 Fund...............   --
International
 Advisers Fund......   --
Small Company
 Fund...............   --
MidCap Fund.........   --
Growth & Income
 Fund...............   --
MARKET INDICES
Standard & Poor's
 500 Stock Index....  31.70%
Standard & Poor's
 400 Stock Index
 (MidCap)...........  21.30
Shearson Lehman
Government/Corporate
 Bond Index.........  21.30
90-Day Treasury
 Bills..............   7.97
EAFEGDP.............   --
Frank Russell 2000
 Index..............  31.04
Frank Russell 2500
 Index..............   --
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   --

 (a) For the six months ended June 30, 1998.

 * The inception dates of the Funds are as follows: Stock and Bond--August 31, 1977, HVA Money Market--June 30, 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997 and Growth & Income--May 29, 1998.

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit, when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with the Funds is intended.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MONEY
                            BOND FUND      STOCK FUND      MARKET FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                          -------------  ---------------  -------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares    274,351,826
    Cost    $ 282,848,787
    Market Value......... $ 299,574,636        --              --
  Hartford Stock HLS
    Fund, Inc.
    Shares    369,110,058
    Cost   $1,248,163,004
    Market Value.........      --        $ 2,218,411,610       --
  Hartford Money Market
    HLS Fund, Inc.
    Shares    273,245,455
    Cost    $ 273,245,455
    Market Value.........      --              --         $273,245,455
  Hartford Advisers HLS
    Fund, Inc.
    Shares  1,564,731,303
    Cost   $2,813,334,981
    Market Value.........      --              --              --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares    424,829,645
    Cost   $1,335,408,438
    Market Value.........      --              --              --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares    165,765,244
    Cost    $ 178,806,792
    Market Value.........      --              --              --
  Hartford Index HLS
    Fund, Inc.
    Shares    163,732,581
    Cost    $ 334,772,112
    Market Value.........      --              --              --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares    308,430,571
    Cost    $ 359,393,312
    Market Value.........      --              --              --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares    425,087,826
    Cost    $ 670,635,581
    Market Value.........      --              --              --
  Due from Hartford Life
    Insurance Company....       167,320        1,417,158    12,021,999
  Receivable from fund
    shares sold..........            28        2,198,473             4
                          -------------  ---------------  -------------
  Total Assets...........   299,741,984    2,222,027,241   285,267,458
                          -------------  ---------------  -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....            28        2,198,490            63
  Payable for fund shares
    purchased............       167,389        1,416,518    12,016,849
                          -------------  ---------------  -------------
  Total Liabilities......       167,417        3,615,008    12,016,912
                          -------------  ---------------  -------------
  Net Assets (variable
    annuity contract
    liabilities)......... $ 299,574,567  $ 2,218,412,233  $273,250,546
                          -------------  ---------------  -------------
                          -------------  ---------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                 CAPITAL              MORTGAGE                             INTERNATIONAL
                           ADVISERS FUND    APPRECIATION FUND      SECURITIES FUND       INDEX FUND     OPPORTUNITIES FUND
                            SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                          ---------------  --------------------  -------------------  ----------------  -------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares    274,351,826
    Cost    $ 282,848,787
    Market Value.........       --                --                   --                    --               --
  Hartford Stock HLS
    Fund, Inc.
    Shares    369,110,058
    Cost   $1,248,163,004
    Market Value.........       --                --                   --                    --               --
  Hartford Money Market
    HLS Fund, Inc.
    Shares    273,245,455
    Cost    $ 273,245,455
    Market Value.........       --                --                   --                    --               --
  Hartford Advisers HLS
    Fund, Inc.
    Shares  1,564,731,303
    Cost   $2,813,334,981
    Market Value......... $4,411,057,345          --                   --                    --               --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares    424,829,645
    Cost   $1,335,408,438
    Market Value.........       --            $1,967,903,101           --                    --               --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares    165,765,244
    Cost    $ 178,806,792
    Market Value.........       --                --                $184,433,393             --               --
  Hartford Index HLS
    Fund, Inc.
    Shares    163,732,581
    Cost    $ 334,772,112
    Market Value.........       --                --                   --               $  540,322,921        --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares    308,430,571
    Cost    $ 359,393,312
    Market Value.........       --                --                   --                    --            $436,532,274
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares    425,087,826
    Cost    $ 670,635,581
    Market Value.........       --                --                   --                    --               --
  Due from Hartford Life
    Insurance Company....      1,429,322          --                       5,080             --                 147,930
  Receivable from fund
    shares sold..........          9,282           5,063,588              49,146             4,317,133               21
                          ---------------  --------------------  -------------------  ----------------  -------------------
  Total Assets...........  4,412,495,949       1,972,966,689         184,487,619           544,640,054      436,680,225
                          ---------------  --------------------  -------------------  ----------------  -------------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....          9,286           5,063,724              44,228             4,316,630               21
  Payable for fund shares
    purchased............      1,429,973          --                       5,744             --                 147,768
                          ---------------  --------------------  -------------------  ----------------  -------------------
  Total Liabilities......      1,439,259           5,063,724              49,972             4,316,630          147,789
                          ---------------  --------------------  -------------------  ----------------  -------------------
  Net Assets (variable
    annuity contract
    liabilities)......... $4,411,056,690      $1,967,902,965        $184,437,647        $  540,323,424     $436,532,436
                          ---------------  --------------------  -------------------  ----------------  -------------------
                          ---------------  --------------------  -------------------  ----------------  -------------------

                            DIVIDEND AND
                             GROWTH FUND
                             SUB-ACCOUNT
                           ---------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares    274,351,826
    Cost    $ 282,848,787
    Market Value.........       --
  Hartford Stock HLS
    Fund, Inc.
    Shares    369,110,058
    Cost   $1,248,163,004
    Market Value.........       --
  Hartford Money Market
    HLS Fund, Inc.
    Shares    273,245,455
    Cost    $ 273,245,455
    Market Value.........       --
  Hartford Advisers HLS
    Fund, Inc.
    Shares  1,564,731,303
    Cost   $2,813,334,981
    Market Value.........       --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares    424,829,645
    Cost   $1,335,408,438
    Market Value.........       --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares    165,765,244
    Cost    $ 178,806,792
    Market Value.........       --
  Hartford Index HLS
    Fund, Inc.
    Shares    163,732,581
    Cost    $ 334,772,112
    Market Value.........       --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares    308,430,571
    Cost    $ 359,393,312
    Market Value.........       --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares    425,087,826
    Cost    $ 670,635,581
    Market Value.........   $887,890,293
  Due from Hartford Life
    Insurance Company....      1,237,179
  Receivable from fund
    shares sold..........            219
                           ---------------
  Total Assets...........    889,127,691
                           ---------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....            179
  Payable for fund shares
    purchased............      1,236,824
                           ---------------
  Total Liabilities......      1,237,003
                           ---------------
  Net Assets (variable
    annuity contract
    liabilities).........   $887,890,688
                           ---------------
                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                          INTERNATIONAL
                            ADVISERS       SMALL                     SMITH BARNEY
                              FUND      COMPANY FUND  MIDCAP FUND   CASH PORTFOLIO
                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                          ------------  ------------  ------------  --------------
ASSETS:
Investments:
  International Advisers
    HLS Fund, Inc.
    Shares     61,881,580
    Cost      $70,787,595
    Market Value......... $71,030,153       --            --            --
  Small Company HLS Fund,
    Inc.
    Shares     73,770,170
    Cost      $88,417,890
    Market Value.........     --        $95,073,594       --            --
  MidCap HLS Fund, Inc.
    Shares     19,753,832
    Cost      $23,323,701
    Market Value.........     --            --        $26,424,760       --
  Smith Barney Cash
    Portfolio
    Shares        507,488
    Cost       $  507,488
    Market Value.........     --            --            --           $507,489
  Smith Barney
    Appreciation HLS Fund
    Shares         12,197
    Cost       $   86,545
    Market Value.........     --            --            --            --
  Smith Barney Government
    Portfolio
    Shares         37,836
    Cost       $   37,836
    Market Value.........     --            --            --            --
  BB&T Growth & Income
    HLS Fund
    Shares      1,296,442
    Cost      $15,494,763
    Market Value.........     --            --            --            --
  AmSouth Equity Income
    HLS Fund
    Shares      1,479,914
    Cost      $16,020,201
    Market Value.........     --            --            --            --
  Mentor VIP Capital
    Growth Fund
    Shares        585,140
    Cost      $ 7,249,872
    Market Value.........     --            --            --            --
  Mentor VIP Perpetual
    International Fund
    Shares        298,806
    Cost      $ 3,980,762
    Market Value.........     --            --            --            --
  Mentor VIP Growth Fund
    Shares        327,691
    Cost      $ 3,900,720
    Market Value.........     --            --            --            --
  Dividends Receivable...     --            --            --              1,108
  Due from Hartford Life
    Insurance Company....     172,530       182,932        91,778        27,028
  Receivable from fund
    shares sold..........           9         4,837            17       --
                          ------------  ------------  ------------  --------------
  Total Assets...........  71,202,692    95,261,363    26,516,555       535,625
                          ------------  ------------  ------------  --------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....           8         4,841            17            54
  Payable for fund shares
    purchased............     172,503       182,005        91,788        27,259
                          ------------  ------------  ------------  --------------
  Total Liabilities......     172,511       186,846        91,805        27,313
                          ------------  ------------  ------------  --------------
  Net Assets (variable
    annuity contract
    liabilities)......... $71,030,181   $95,074,517   $26,424,750      $508,312
                          ------------  ------------  ------------  --------------
                          ------------  ------------  ------------  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                             SMITH BARNEY       BB&T         AMSOUTH      MENTOR VIP       MENTOR VIP
                            SMITH BARNEY      GOVERNMENT      GROWTH &        EQUITY       CAPITAL         PERPETUAL
                          APPRECIATION FUND   PORTFOLIO     INCOME FUND    INCOME FUND   GROWTH FUND   INTERNATIONAL FUND
                             SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  ------------  --------------  ------------  ------------  ------------------
ASSETS:
Investments:
  International Advisers
    HLS Fund, Inc.
    Shares     61,881,580
    Cost      $70,787,595
    Market Value.........      --               --              --             --            --              --
  Small Company HLS Fund,
    Inc.
    Shares     73,770,170
    Cost      $88,417,890
    Market Value.........      --               --              --             --            --              --
  MidCap HLS Fund, Inc.
    Shares     19,753,832
    Cost      $23,323,701
    Market Value.........      --               --              --             --            --              --
  Smith Barney Cash
    Portfolio
    Shares        507,488
    Cost       $  507,488
    Market Value.........      --               --              --             --            --              --
  Smith Barney
    Appreciation HLS Fund
    Shares         12,197
    Cost       $   86,545
    Market Value.........     $188,391          --              --             --            --              --
  Smith Barney Government
    Portfolio
    Shares         37,836
    Cost       $   37,836
    Market Value.........      --              $37,837          --             --            --              --
  BB&T Growth & Income
    HLS Fund
    Shares      1,296,442
    Cost      $15,494,763
    Market Value.........      --               --           $16,114,772       --            --              --
  AmSouth Equity Income
    HLS Fund
    Shares      1,479,914
    Cost      $16,020,201
    Market Value.........      --               --              --         $16,338,256       --              --
  Mentor VIP Capital
    Growth Fund
    Shares        585,140
    Cost      $ 7,249,872
    Market Value.........      --               --              --             --         $7,460,540         --
  Mentor VIP Perpetual
    International Fund
    Shares        298,806
    Cost      $ 3,980,762
    Market Value.........      --               --              --             --            --            $4,111,574
  Mentor VIP Growth Fund
    Shares        327,691
    Cost      $ 3,900,720
    Market Value.........      --               --              --             --            --              --
  Dividends Receivable...           65              90          --             --            --              --
  Due from Hartford Life
    Insurance Company....        3,058          --                30,265       155,087        98,798           83,849
  Receivable from fund
    shares sold..........           14               7          --             --            --              --
                              --------       ------------  --------------  ------------  ------------  ------------------
  Total Assets...........      191,528          37,934        16,145,037    16,493,343     7,559,338        4,195,423
                              --------       ------------  --------------  ------------  ------------  ------------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....           71              29          --             --            --              --
  Payable for fund shares
    purchased............      --               --                30,264       155,085        98,797           83,849
                              --------       ------------  --------------  ------------  ------------  ------------------
  Total Liabilities......           71              29            30,264       155,085        98,797           83,849
                              --------       ------------  --------------  ------------  ------------  ------------------
  Net Assets (variable
    annuity contract
    liabilities).........     $191,457         $37,905       $16,114,773   $16,338,258    $7,460,541       $4,111,574
                              --------       ------------  --------------  ------------  ------------  ------------------
                              --------       ------------  --------------  ------------  ------------  ------------------


                            MENTOR VIP
                           GROWTH FUND
                           SUB-ACCOUNT
                           ------------
ASSETS:
Investments:
  International Advisers
    HLS Fund, Inc.
    Shares     61,881,580
    Cost      $70,787,595
    Market Value.........      --
  Small Company HLS Fund,
    Inc.
    Shares     73,770,170
    Cost      $88,417,890
    Market Value.........      --
  MidCap HLS Fund, Inc.
    Shares     19,753,832
    Cost      $23,323,701
    Market Value.........      --
  Smith Barney Cash
    Portfolio
    Shares        507,488
    Cost       $  507,488
    Market Value.........      --
  Smith Barney
    Appreciation HLS Fund
    Shares         12,197
    Cost       $   86,545
    Market Value.........      --
  Smith Barney Government
    Portfolio
    Shares         37,836
    Cost       $   37,836
    Market Value.........      --
  BB&T Growth & Income
    HLS Fund
    Shares      1,296,442
    Cost      $15,494,763
    Market Value.........      --
  AmSouth Equity Income
    HLS Fund
    Shares      1,479,914
    Cost      $16,020,201
    Market Value.........      --
  Mentor VIP Capital
    Growth Fund
    Shares        585,140
    Cost      $ 7,249,872
    Market Value.........      --
  Mentor VIP Perpetual
    International Fund
    Shares        298,806
    Cost      $ 3,980,762
    Market Value.........      --
  Mentor VIP Growth Fund
    Shares        327,691
    Cost      $ 3,900,720
    Market Value.........   $3,804,498
  Dividends Receivable...      --
  Due from Hartford Life
    Insurance Company....       36,688
  Receivable from fund
    shares sold..........      --
                           ------------
  Total Assets...........    3,841,186
                           ------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --
  Payable for fund shares
    purchased............       36,688
                           ------------
  Total Liabilities......       36,688
                           ------------
  Net Assets (variable
    annuity contract
    liabilities).........   $3,804,498
                           ------------
                           ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
                                         UNITS
                                        OWNED BY        UNIT        CONTRACT
                                      PARTICIPANTS      PRICE       LIABILITY
                                     --------------   ---------  ---------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Bond Fund Qualified 1.00%........         232,283   $4.238446  $       984,521
  Bond Fund Non-Qualified 1.00%....       1,960,810    4.174001        8,184,424
  Bond Fund 1.25%..................     132,183,621    2.190589      289,559,986
  Bond Fund .25%...................          60,707    1.480537           89,878
  Stock Fund Qualified 1.00%.......         825,538   10.726086        8,854,794
  Stock Fund Non-Qualified 1.00%...       3,089,760   10.256524       31,690,196
  Stock Fund 1.25%.................     391,317,218    5.549979    2,171,802,342
  Stock Fund .25%..................       1,095,987     2.96023        3,244,374
  Money Market Fund Qualified
    1.00%..........................         781,249    2.625192        2,050,928
  Money Market Fund Non-Qualified
    1.00%..........................      11,979,543    2.626439       31,463,539
  Money Market Fund 1.25%..........     141,636,490    1.683207      238,403,532
  Money Market Fund .25%...........         450,247    1.268611          571,188
  Advisers Fund Qualified 1.00%....       3,286,176    6.146788       20,199,427
  Advisers Fund Non-Qualified
    1.00%..........................      10,575,447    6.146788       65,005,028
  Advisers Fund 1.25%..............   1,053,422,288    4.098417    4,317,363,814
  Advisers Fund .25%...............       1,083,570    2.320324        2,514,234
  Capital Appreciation Fund
    Qualified 1.00%................         833,272     9.07319        7,560,434
  Capital Appreciation Fund
    Non-Qualified 1.00%............       2,039,659     9.06897       18,497,603
  Capital Appreciation Fund
    1.25%..........................     359,231,130    5.384554    1,934,299,419
  Capital Appreciation Fund .25%...       2,315,112    2.630045        6,088,848
  Mortgage Securities Fund
    Qualified 1.00%................         635,278    2.768932        1,759,042
  Mortgage Securities Fund
    Non-Qualified 1.00%............       6,248,728    2.768932       17,302,304
  Mortgage Securities Fund 1.25%...      76,577,515    2.154737      165,004,405
  Mortgage Securities Fund .25%....          15,250    1.414248           21,568
  Index Fund 1.00%.................         146,647    1.720769          252,345
  Index Fund Non-Qualified 1.00%...         746,115    1.720769        1,283,892
  Index Fund 1.25%.................     123,605,433     4.34978      537,656,441
  Index Fund .25%..................         233,858    2.829546          661,713
  International Opportunities Fund
    Qualified 1.00%................         238,840    1.738584          415,244
  International Opportunities Fund
    Non-Qualified 1.00%............       1,472,399    1.738523        2,559,800
  International Opportunities Fund
    1.25%..........................     253,241,547    1.704165      431,565,380
  International Opportunities Fund
    .25%...........................         747,213    1.935688        1,446,372
  Dividend and Growth Fund
    Qualified 1.00%................         447,519    2.394948        1,071,785
  Dividend and Growth Fund
    Non-Qualified 1.00%............       1,822,577    2.394948        4,364,977
  Dividend and Growth Fund 1.25%...     371,734,086    2.369298      880,748,826
  Dividend and Growth Fund .25%....         239,569    2.473486          592,571
  International Advisers Fund
    Sub-Account 1.00%..............          18,848    1.489191           28,069
  International Advisers Fund
    Non-Qualified 1.00%............         186,923    1.489191          278,364
  International Advisers Fund
    1.25%..........................      47,814,592    1.476841       70,614,550
  International Advisers Fund
    .25%...........................          39,807    1.526855           60,780
  Hartford Small Company 1.00%.....         129,303    1.355409          175,259
  Hartford Small Company
    Non-Qualified 1.00%............         426,318    1.355409          577,836
  Hartford Small Company 1.25%.....      69,834,739     1.34904       94,209,856
  Hartford Small Company .25%......          48,750    1.374708           67,018

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                         UNITS
                                        OWNED BY        UNIT        CONTRACT
                                      PARTICIPANTS      PRICE       LIABILITY
                                     --------------   ---------  ---------------
INDIVIDUAL SUB-ACCOUNTS --
  (CONTINUED)
  Mid Cap Fund Sub-Account 1.00%
    Qualified......................          13,737   $1.285338  $        17,656
  Mid Cap Fund Sub-Account 1.00%
    Non-Qualified..................         126,211    1.285338          162,224
  Mid Cap Fund Sub-Account 1.25%...      20,454,028    1.282381       26,229,857
  Mid Cap Fund Sub-Account 1.00%
    Qualified......................          11,600    1.294218           15,013
  Smith Barney Shearson Daily
    Dividend, Inc. Qualified
    1.00%..........................          53,604    2.833281          151,876
  Smith Barney Shearson Daily
    Dividend, Inc. Non-Qualified
    1.00%..........................         121,572    2.931886          356,436
  Smith Barney Shearson
    Appreciation Fund, Inc.
    Qualified 1.00%................          18,327   10.446564          191,457
  Smith Barney Shearson Gov't and
    Agencies, Inc. Qualified
    1.00%..........................          14,846    2.553223           37,905
  BB&T Growth and Income Fund
    Sub-Account....................      12,947,014    1.244671       16,114,773
  AM South Fund Sub-Account 1.00%
    Qualified......................      14,734,563    1.108839       16,338,258
  Mentor Capital Growth
    Sub-Account....................       7,343,681    1.015913        7,460,541
  Mentor Perpetual International
    Sub-Account....................       3,750,406    1.096301        4,111,574
  Mentor Growth Sub-Account........       4,113,073    0.924977        3,804,498
                                                                 ---------------
SUB-TOTAL INDIVIDUAL
  SUB-ACCOUNTS.....................                               11,446,138,974
                                                                 ---------------
ANNUITY CONTRACTS IN THE ANNUITY
  PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Bond Fund Non-Qualified 1.00%....          16,417    4.174001           68,524
  Bond Fund 1.25%..................         313,721    2.190589          687,234
  Stock Fund Non-Qualified 1.00%...          19,300   10.256524          197,948
  Stock Fund 1.25%.................         472,539    5.549979        2,622,579
  Money Market Fund Qualified
    1.00%..........................           6,966    2.625192           18,287
  Money Market Fund Non-Qualified
    1.00%..........................          85,504    2.626439          224,570
  Money Market Fund 1.25%..........         308,044    1.683207          518,502
  Advisers Fund Qualified 1.00%....           2,948    6.146788           18,119
  Advisers Fund Non-Qualified
    1.00%..........................          52,527    6.146788          322,874
  Advisers Fund 1.25%..............       1,374,480    4.098417        5,633,194
  Capital Appreciation Fund
    Non-Qualified 1.00%............          11,469     9.06897          104,013
  Capital Appreciation Fund
    1.25%..........................         251,209    5.384554        1,352,648
  Mortgage Securities Fund
    Non-Qualified 1.00%............          65,815    2.768932          182,237
  Mortgage Securities Fund 1.25%...          78,010    2.154737          168,091
  Index Fund 1.25%.................         107,829     4.34978          469,033
  International Opportunities Fund
    Non-Qualified 1.00%............           6,241    1.738523           10,851
  International Opportunities Fund
    1.25%..........................         313,813    1.704165          534,789
  Dividend and Growth Fund 1.25%...         469,561    2.369298        1,112,530
  International Advisers Fund
    1.25%..........................          32,785    1.476841           48,418
  Hartford Small Company 1.25%.....          33,023     1.34904           44,549
                                                                 ---------------
  SUB-TOTAL INDIVIDUAL
    SUB-ACCOUNTS...................                                   14,338,990
                                                                 ---------------
  GRAND TOTAL......................                              $11,460,477,964
                                                                 ---------------
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                           BOND FUND     STOCK FUND
                          SUB-ACCOUNT    SUB-ACCOUNT
                          ------------  -------------
INVESTMENT INCOME:
  Dividends.............. $    645,656  $     589,340
EXPENSES:
  Mortality and expense
    undertakings.........   (1,649,162)   (12,300,273)
                          ------------  -------------
    Net investment income
     (loss)..............   (1,003,506)   (11,710,933)
                          ------------  -------------
CAPITAL GAINS INCOME.....      --          63,980,079
                          ------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       13,648        912,013
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........   10,557,241    316,267,943
                          ------------  -------------
    Net gain (loss) on
     investments.........   10,570,889    317,179,956
                          ------------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations..... $  9,567,383  $ 369,449,102
                          ------------  -------------
                          ------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                             MORTGAGE
                             MONEY                          CAPITAL         SECURITIES                    INTERNATIONAL
                          MARKET FUND   ADVISERS FUND  APPRECIATION FUND       FUND        INDEX FUND   OPPORTUNITIES FUND
                          SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                          ------------  -------------  -----------------  --------------  ------------  ------------------
INVESTMENT INCOME:
  Dividends.............. $  6,957,458  $   2,115,083     $    358,544      $1,277,609     $   360,205      $  228,147
EXPENSES:
  Mortality and expense
    undertakings.........   (1,622,503)   (25,072,649)     (11,605,936)     (1,142,835)     (2,983,992)     (2,558,675)
                          ------------  -------------  -----------------  --------------  ------------  ------------------
    Net investment income
     (loss)..............    5,334,955    (22,957,566)     (11,247,392)        134,774      (2,623,787)     (2,330,528)
                          ------------  -------------  -----------------  --------------  ------------  ------------------
CAPITAL GAINS INCOME.....        2,860    130,914,844      114,733,928         --           10,662,058      25,347,181
                          ------------  -------------  -----------------  --------------  ------------  ------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --             706,749        1,248,455         200,665         (13,535)         29,082
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --         444,982,824       90,105,099       4,733,317      64,764,545      36,516,907
                          ------------  -------------  -----------------  --------------  ------------  ------------------
    Net gain (loss) on
     investments.........      --         445,689,573       91,353,554       4,933,982      64,751,010      36,545,989
                          ------------  -------------  -----------------  --------------  ------------  ------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations..... $  5,337,815  $ 553,646,851     $194,840,090      $5,068,756     $72,789,281      $59,562,642
                          ------------  -------------  -----------------  --------------  ------------  ------------------
                          ------------  -------------  -----------------  --------------  ------------  ------------------


                           DIVIDEND AND
                           GROWTH FUND
                           SUB-ACCOUNT
                           ------------
INVESTMENT INCOME:
  Dividends..............   $ 1,369,745
EXPENSES:
  Mortality and expense
    undertakings.........    (4,915,736)
                           ------------
    Net investment income
     (loss)..............    (3,545,991)
                           ------------
CAPITAL GAINS INCOME.....    25,624,259
                           ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         7,142
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    50,869,639
                           ------------
    Net gain (loss) on
     investments.........    50,876,781
                           ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $72,955,049
                           ------------
                           ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                           INTERNATIONAL        SMALL
                           ADVISERS FUND    COMPANY FUND    MIDCAP FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............    $6,551,901       $  --          $      330
EXPENSES:
  Mortality and expense
    undertakings.........      (394,753)        (517,245)      (107,105)
                           --------------   -------------   ------------
    Net investment income
      (loss).............     6,157,148         (517,245)      (106,775)
                           --------------   -------------   ------------
CAPITAL GAINS INCOME.....     1,559,601        1,255,431        --
                           --------------   -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       (12,625)          (8,770)         4,690
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      (762,318)       5,248,642      2,764,162
                           --------------   -------------   ------------
    Net gain (loss) on
      investments........      (774,943)       5,239,872      2,768,852
                           --------------   -------------   ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $6,941,806       $5,978,058     $2,662,077
                           --------------   -------------   ------------
                           --------------   -------------   ------------

* From inception, March 2, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                  SMITH BARNEY        BB&T                            MENTOR VIP
                            SMITH BARNEY        SMITH BARNEY       GOVERNMENT       GROWTH &     AM SOUTH EQUITY    CAPITAL GROWTH
                           CASH PORTFOLIO    APPRECIATION FUND      PORTFOLIO     INCOME FUND      INCOME FUND           FUND
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT*
                           ---------------   ------------------   -------------   ------------   ----------------   ---------------
INVESTMENT INCOME:
  Dividends..............      $12,561             $    65            $ 927         $ 82,504         $108,240           $--
EXPENSES:
  Mortality and expense
    undertakings.........       (2,506)               (909)            (186)         (68,124)         (56,273)           (12,150)
                               -------             -------            -----       ------------       --------       ---------------
    Net investment income
      (loss).............       10,055                (844)             741           14,380           51,967            (12,150)
                               -------             -------            -----       ------------       --------       ---------------
CAPITAL GAINS INCOME.....      --                    3,058           --               --              --                 --
                               -------             -------            -----       ------------       --------       ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --                       91           --                  172          --                    (766)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --                   18,655           --              210,524          285,859            210,668
                               -------             -------            -----       ------------       --------       ---------------
    Net gain (loss) on
      investments........      --                   18,746           --              210,696          285,859            209,902
                               -------             -------            -----       ------------       --------       ---------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $10,055             $20,960            $ 741         $225,076         $337,826           $197,752
                               -------             -------            -----       ------------       --------       ---------------
                               -------             -------            -----       ------------       --------       ---------------

                            MENTOR VIP
                             PERPETUAL
                           INTERNATIONAL    MENTOR VIP
                               FUND         GROWTH FUND
                           SUB-ACCOUNT*    SUB-ACCOUNT*
                           -------------   -------------
INVESTMENT INCOME:
  Dividends..............     $--            $ --
EXPENSES:
  Mortality and expense
    undertakings.........       (6,560)         (6,501)
                           -------------   -------------
    Net investment income
      (loss).............       (6,560)         (6,501)
                           -------------   -------------
CAPITAL GAINS INCOME.....      --              --
                           -------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          213            (206)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      130,811         (96,222)
                           -------------   -------------
    Net gain (loss) on
      investments........      131,024         (96,428)
                           -------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     $124,464       $(102,929)
                           -------------   -------------
                           -------------   -------------

* From inception, March 2, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
OPERATIONS:
  Net investment income
    (loss)...............  $ (1,003,506) $  (11,710,933) $  5,334,955
  Capital gains income...       --           63,980,079         2,860
  Net realized gain
    (loss) on security
    transactions.........        13,648         912,013       --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    10,557,241     316,267,943       --
                           ------------  --------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     9,567,383     369,449,102     5,337,815
                           ------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    20,336,580     110,346,469    13,823,409
  Net transfers..........    35,059,991      45,065,130    28,125,267
  Surrenders.............   (10,755,244)    (61,292,844)  (41,057,413)
  Net annuity
    transactions.........       (14,910)        149,059       (16,561)
                           ------------  --------------  ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    44,626,417      94,267,814       874,702
                           ------------  --------------  ------------
  Total increase
    (decrease) in net
    assets...............    54,193,800     463,716,916     6,212,517
NET ASSETS:
  Beginning of period....   245,380,767   1,754,695,317   267,038,029
                           ------------  --------------  ------------
  End of period..........  $299,574,567  $2,218,412,233  $273,250,546
                           ------------  --------------  ------------
                           ------------  --------------  ------------

--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
OPERATIONS:
  Net investment income
    (loss)...............  $ 10,349,134  $   (2,890,041) $ 10,558,627
  Capital gains income...       --           64,909,605           792
  Net realized gain
    (loss) on security
    transactions.........        17,262       1,176,996       --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    10,119,718     315,737,284       --
                           ------------  --------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    20,486,114     378,933,844    10,559,419
                           ------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    28,788,526     208,829,884    56,766,167
  Net transfers..........    19,102,654      45,780,800    (9,782,834)
  Surrenders.............   (18,300,042)    (92,238,226)  (68,418,264)
  Net annuity
    transactions.........       325,387         633,517        12,261
                           ------------  --------------  ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    29,916,525     163,005,975   (21,422,670)
                           ------------  --------------  ------------
  Total increase
    (decrease) in net
    assets...............    50,402,639     541,939,819   (10,863,251)
NET ASSETS:
  Beginning of period....   194,978,128   1,212,755,498   277,901,280
                           ------------  --------------  ------------
  End of period..........  $245,380,767  $1,754,695,317  $267,038,029
                           ------------  --------------  ------------
                           ------------  --------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                CAPITAL             MORTGAGE                           INTERNATIONAL
                           ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                           --------------  ------------------   ----------------   --------------   -------------------
OPERATIONS:
  Net investment income
    (loss)...............  $  (22,957,566)   $  (11,247,392)      $    134,774     $   (2,623,787)      $ (2,330,528)
  Capital gains income...     130,914,844       114,733,928           --               10,662,058         25,347,181
  Net realized gain
    (loss) on security
    transactions.........         706,749         1,248,455            200,665            (13,535)            29,082
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     444,982,824        90,105,099          4,733,317         64,764,545         36,516,907
                           --------------  ------------------   ----------------   --------------   -------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     553,646,851       194,840,090          5,068,756         72,789,281         59,562,642
                           --------------  ------------------   ----------------   --------------   -------------------
UNIT TRANSACTIONS:
  Purchases..............     199,984,169        94,864,435          4,658,654         39,199,605          9,551,331
  Net transfers..........     103,889,741         3,067,445           (492,048)        33,299,927        (12,149,839)
  Surrenders.............    (148,814,379)      (58,952,406)       (15,869,073)       (16,123,873)       (13,624,393)
  Net annuity
    transactions.........       1,078,714           175,233            (42,293)             2,668            147,237
                           --------------  ------------------   ----------------   --------------   -------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     156,138,245        39,154,707        (11,744,760)        56,378,327        (16,075,664)
                           --------------  ------------------   ----------------   --------------   -------------------
  Total increase
    (decrease) in net
    assets...............     709,785,096       233,994,797         (6,676,004)       129,167,608         43,486,978
NET ASSETS:
  Beginning of period....   3,701,271,594     1,733,908,168        191,113,651        411,155,816        393,045,458
                           --------------  ------------------   ----------------   --------------   -------------------
  End of period..........  $4,411,056,690    $1,967,902,965       $184,437,647     $  540,323,424       $436,532,436
                           --------------  ------------------   ----------------   --------------   -------------------
                           --------------  ------------------   ----------------   --------------   -------------------

                            DIVIDEND AND
                             GROWTH FUND
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment income
    (loss)...............  $    (3,545,991)
  Capital gains income...       25,624,259
  Net realized gain
    (loss) on security
    transactions.........            7,142
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       50,869,639
                           ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       72,955,049
                           ---------------
UNIT TRANSACTIONS:
  Purchases..............       94,274,260
  Net transfers..........       72,770,280
  Surrenders.............      (21,716,252)
  Net annuity
    transactions.........          383,485
                           ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      145,711,773
                           ---------------
  Total increase
    (decrease) in net
    assets...............      218,666,822
NET ASSETS:
  Beginning of period....      669,223,866
                           ---------------
  End of period..........  $   887,890,688
                           ---------------
                           ---------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             US GOVERNMENT           CAPITAL             MORTGAGE
                           ADVISERS FUND   MONEY MARKET FUND    APPRECIATION FUND    SECURITIES FUND      INDEX FUND
                            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  ------------------   ------------------   ----------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............  $   36,403,121    $        2,019       $  (10,930,508)      $  9,013,463     $      492,907
  Capital gains income...     129,600,221         --                 103,244,397           --               21,612,566
  Net realized gain
    (loss) on security
    transactions.........       2,159,454         --                     413,746             28,917            243,148
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     501,068,905         --                 190,913,008          5,074,541         65,120,869
                           --------------  ------------------   ------------------   ----------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     669,231,701             2,019          283,640,643         14,116,921         87,469,490
                           --------------  ------------------   ------------------   ----------------   --------------
UNIT TRANSACTIONS:
  Purchases..............     364,832,050         --                 194,562,087          7,925,304         65,766,703
  Net transfers..........      27,406,992           (88,379)         (11,521,643)        (9,594,437)        26,458,731
  Surrenders.............    (206,501,208)           (9,133)         (87,759,430)       (17,575,723)       (18,692,668)
  Net annuity
    transactions.........         725,608           (21,870)             361,130             (3,307)           190,331
                           --------------  ------------------   ------------------   ----------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     186,463,442          (119,382)          95,642,144        (19,248,163)        73,723,097
                           --------------  ------------------   ------------------   ----------------   --------------
  Total increase
    (decrease) in net
    assets...............     855,695,143          (117,363)         379,282,787         (5,131,242)       161,192,587
NET ASSETS:
  Beginning of period....   2,845,576,451           117,363        1,354,625,381        196,244,893        249,963,229
                           --------------  ------------------   ------------------   ----------------   --------------
  End of period..........  $3,701,271,594    $    --              $1,733,908,168       $191,113,651     $  411,155,816
                           --------------  ------------------   ------------------   ----------------   --------------
                           --------------  ------------------   ------------------   ----------------   --------------

                              INTERNATIONAL       DIVIDEND AND
                           OPPORTUNITIES FUND      GROWTH FUND
                               SUB-ACCOUNT         SUB-ACCOUNT
                           -------------------   ---------------
OPERATIONS:
  Net investment income
    (loss)...............      $ (1,529,162)     $     3,234,554
  Capital gains income...        29,748,890            9,959,170
  Net realized gain
    (loss) on security
    transactions.........            29,653               (4,003)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (32,127,237)         111,067,791
                           -------------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        (3,877,856)         124,257,512
                           -------------------   ---------------
UNIT TRANSACTIONS:
  Purchases..............        38,595,370          159,109,767
  Net transfers..........       (16,075,692)          87,528,713
  Surrenders.............       (26,504,799)         (20,331,098)
  Net annuity
    transactions.........            66,746              349,515
                           -------------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        (3,918,375)         226,656,897
                           -------------------   ---------------
  Total increase
    (decrease) in net
    assets...............        (7,796,231)         350,914,409
NET ASSETS:
  Beginning of period....       400,841,689          318,309,457
                           -------------------   ---------------
  End of period..........      $393,045,458      $   669,223,866
                           -------------------   ---------------
                           -------------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                           INTERNATIONAL        SMALL
                           ADVISERS FUND    COMPANY FUND    MIDCAP FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............    $ 6,157,148     $  (517,245)   $  (106,775)
  Capital gains income...      1,559,601       1,255,431        --
  Net realized gain
    (loss) on security
    transactions.........        (12,625)         (8,770)         4,690
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (762,318)      5,248,642      2,764,162
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      6,941,806       5,978,058      2,662,077
                           --------------   -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      5,288,304      11,281,407      7,135,470
  Net transfers..........      3,214,333       8,751,066      7,827,967
  Surrenders.............     (1,857,322)     (2,327,420)      (374,654)
  Net annuity
    transactions.........         20,687          (2,229)       --
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      6,666,002      17,702,824     14,588,783
                           --------------   -------------   ------------
  Total increase
    (decrease) in net
    assets...............     13,607,808      23,680,882     17,250,860
NET ASSETS:
  Beginning of period....     57,422,373      71,393,635      9,173,890
                           --------------   -------------   ------------
  End of period..........    $71,030,181     $95,074,517    $26,424,750
                           --------------   -------------   ------------
                           --------------   -------------   ------------

  *  From inception, March 2, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           INTERNATIONAL        SMALL
                           ADVISERS FUND    COMPANY FUND
                            SUB-ACCOUNT      SUB-ACCOUNT
                           --------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............    $ 1,035,994     $  (457,120)
  Capital gains income...        110,732       3,307,195
  Net realized gain
    (loss) on security
    transactions.........         13,808         (36,223)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        118,913       1,332,603
                           --------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      1,279,447       4,146,455
                           --------------   -------------
UNIT TRANSACTIONS:
  Purchases..............     18,887,741      24,742,079
  Net transfers..........      9,531,179      30,544,670
  Surrenders.............     (2,110,213)     (1,630,264)
  Net annuity
    transactions.........         25,045          44,603
                           --------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     26,333,752      53,701,088
                           --------------   -------------
  Total increase
    (decrease) in net
    assets...............     27,613,199      57,847,543
NET ASSETS:
  Beginning of period....     29,809,174      13,546,092
                           --------------   -------------
  End of period..........    $57,422,373     $71,393,635
                           --------------   -------------
                           --------------   -------------

  * From inception, July 15, 1997 to December 31, 1997.
 ** From inception, June 3, 1997 to December 31, 1997.
*** From inception, October 23, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                  SMITH BARNEY         BB&T
                            SMITH BARNEY        SMITH BARNEY       GOVERNMENT        GROWTH &      AM SOUTH EQUITY
                           CASH PORTFOLIO    APPRECIATION FUND      PORTFOLIO      INCOME FUND       INCOME FUND
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           ---------------   ------------------   -------------   --------------   ----------------
OPERATIONS:
  Net investment income
    (loss)...............      $ 10,055          $     (844)         $   741      $    14,380         $    51,967
  Capital gains income...       --                    3,058           --              --                 --
  Net realized gain
    (loss) on security
    transactions.........       --                       91           --                  172            --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       --                   18,655           --              210,524             285,859
                           ---------------   ------------------   -------------   --------------   ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        10,055              20,960              741          225,076             337,826
                           ---------------   ------------------   -------------   --------------   ----------------
UNIT TRANSACTIONS:
  Purchases..............       --                 --                 --            7,220,583          10,132,350
  Net transfers..........       --                 --                 --            2,439,282           3,609,722
  Surrenders.............       (10,755)                (76)          --             (247,588)           (133,556)
  Net annuity
    transactions.........       --                 --                 --              --                 --
                           ---------------   ------------------   -------------   --------------   ----------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       (10,755)                (76)          --            9,412,277          13,608,516
                           ---------------   ------------------   -------------   --------------   ----------------
  Total increase
    (decrease) in net
    assets...............          (700)             20,884              741        9,637,353          13,946,342
NET ASSETS:
  Beginning of period....       509,012             170,573           37,164        6,477,420           2,391,916
                           ---------------   ------------------   -------------   --------------   ----------------
  End of period..........      $508,312          $  191,457          $37,905      $16,114,773         $16,338,258
                           ---------------   ------------------   -------------   --------------   ----------------
                           ---------------   ------------------   -------------   --------------   ----------------

                                              MENTOR VIP
                             MENTOR VIP        PERPETUAL
                           CAPITAL GROWTH    INTERNATIONAL    MENTOR VIP
                                FUND             FUND         GROWTH FUND
                            SUB-ACCOUNT*     SUB-ACCOUNT*    SUB-ACCOUNT*
                           ---------------   -------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............     $  (12,150)      $   (6,560)     $   (6,501)
  Capital gains income...       --                --              --
  Net realized gain
    (loss) on security
    transactions.........           (766)             213            (206)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        210,668          130,811         (96,222)
                           ---------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        197,752          124,464        (102,929)
                           ---------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      6,180,305        3,181,732       3,434,841
  Net transfers..........      1,087,330          807,860         475,646
  Surrenders.............         (4,846)          (2,482)         (3,060)
  Net annuity
    transactions.........       --                --              --
                           ---------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      7,262,789        3,987,110       3,907,427
                           ---------------   -------------   -------------
  Total increase
    (decrease) in net
    assets...............      7,460,541        4,111,574       3,804,498
NET ASSETS:
  Beginning of period....       --                --              --
                           ---------------   -------------   -------------
  End of period..........     $7,460,541       $4,111,574      $3,804,498
                           ---------------   -------------   -------------
                           ---------------   -------------   -------------

  *  From inception, March 2, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 SMITH BARNEY         BB&T
                                           SMITH BARNEY        SMITH BARNEY       GOVERNMENT        GROWTH &      AMSOUTH EQUITY
                           MIDCAP FUND    CASH PORTFOLIO    APPRECIATION FUND      PORTFOLIO      INCOME FUND       INCOME FUND
                           SUB-ACCOUNT*     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT**    SUB-ACCOUNT***
                           ------------   ---------------   ------------------   -------------   --------------   ---------------
OPERATIONS:
  Net investment income
    (loss)...............  $   (12,661)       $ 21,390           $    687           $ 1,594        $    22,704      $     1,732
  Capital gains income...      --              --                  22,341            --                    662         --
  Net realized gain
    (loss) on security
    transactions.........       (2,185)        --                   6,810            --               --               --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      336,895         --                   8,816            --                409,485           32,195
                           ------------   ---------------        --------        -------------   --------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      322,049          21,390             38,654             1,594            432,851           33,927
                           ------------   ---------------        --------        -------------   --------------   ---------------
UNIT TRANSACTIONS:
  Purchases..............    2,088,623         --                --                  --              5,104,417        2,100,608
  Net transfers..........    6,774,154         --                --                  --              1,006,220          259,438
  Surrenders.............      (10,936)        (93,309)           (40,942)           (4,272)           (66,068)          (2,057)
  Net annuity
    transactions.........      --              --                --                  --               --               --
                           ------------   ---------------        --------        -------------   --------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    8,851,841         (93,309)           (40,942)           (4,272)         6,044,569        2,357,989
                           ------------   ---------------        --------        -------------   --------------   ---------------
  Total increase
    (decrease) in net
    assets...............    9,173,890         (71,919)            (2,288)           (2,678)         6,477,420        2,391,916
NET ASSETS:
  Beginning of period....      --              580,931            172,861            39,842           --               --
                           ------------   ---------------        --------        -------------   --------------   ---------------
  End of period..........  $ 9,173,890        $509,012           $170,573           $37,164        $ 6,477,420      $ 2,391,916
                           ------------   ---------------        --------        -------------   --------------   ---------------
                           ------------   ---------------        --------        -------------   --------------   ---------------

  * From inception, July 15, 1997 to December 31, 1997.
 ** From inception, June 3, 1997 to December 31, 1997.
*** From inception, October 23, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, Smith Barney, TCI, Fidelity and Calvert Responsibly Invested Series mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 4.  HARTFORD U.S GOVERNMENT MONEY MARKET FUND:

    On June 27, 1997, the Hartford U.S. Government Money Market Fund was merged with the Hartford Money Market Fund. Accordingly, all contractholder account values held in the Hartford U.S. Government Money Market Fund were exchanged for equivalent account values of Hartford Money Market Fund on June 27, 1997.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                            BOND FUND      STOCK FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares    282,136,885
    Cost    $ 290,876,619
    Market Value.........  $308,075,423        --
  Hartford Stock HLS
    Fund, Inc.
    Shares    462,463,221
    Cost   $1,859,444,465
    Market Value.........       --       $2,779,479,343
  Hartford Money Market
    HLS Fund, Inc.
    Shares    219,361,377
    Cost    $ 219,361,377
    Market Value.........       --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares  1,641,263,127
    Cost   $3,378,774,737
    Market Value.........       --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares    587,515,891
    Cost   $2,147,722,096
    Market Value.........       --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares     81,990,784
    Cost    $  88,349,108
    Market Value.........       --             --
  Hartford Growth and
    Income HLS Fund
    Shares        576,375
    Cost    $     584,536
    Market Value.........       --             --
  Hartford Index HLS
    Fund, Inc.
    Shares    186,572,993
    Cost    $ 446,598,379
    Market Value.........       --             --
  Due from Hartford Life
    and Annuity Insurance
    Company..............       965,042       2,196,717
  Receivable from fund
    shares sold..........       --             --
                           ------------  --------------
  Total Assets...........   309,040,465   2,781,676,060
                           ------------  --------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............       --             --
  Payable for fund shares
    purchased............       965,000       2,197,671
                           ------------  --------------
  Total Liabilities......       965,000       2,197,671
                           ------------  --------------
  Net Assets (variable
    annuity contract
    liabilities).........  $308,075,465  $2,779,478,389
                           ------------  --------------
                           ------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........   140,316,174     499,812,539
  Unit Price.............  $   2.190589  $     5.549979
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........       319,730         996,273
  Unit Price.............  $   2.190589  $     5.549979

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              MONEY                           CAPITAL             MORTGAGE        GROWTH AND
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND    INCOME FUND     INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  ------------------   ----------------   ------------   -------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares    282,136,885
    Cost    $ 290,876,619
    Market Value.........       --             --               --                  --               --              --
  Hartford Stock HLS
    Fund, Inc.
    Shares    462,463,221
    Cost   $1,859,444,465
    Market Value.........       --             --               --                  --               --              --
  Hartford Money Market
    HLS Fund, Inc.
    Shares    219,361,377
    Cost    $ 219,361,377
    Market Value.........  $219,361,378        --               --                  --               --              --
  Hartford Advisers HLS
    Fund, Inc.
    Shares  1,641,263,127
    Cost   $3,378,774,737
    Market Value.........       --       $4,626,804,461         --                  --               --              --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares    587,515,891
    Cost   $2,147,722,096
    Market Value.........       --             --          $2,721,501,099           --               --              --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares     81,990,784
    Cost    $  88,349,108
    Market Value.........       --             --               --               $91,224,422         --              --
  Hartford Growth and
    Income HLS Fund
    Shares        576,375
    Cost    $     584,536
    Market Value.........       --             --               --                  --             $ 599,772         --
  Hartford Index HLS
    Fund, Inc.
    Shares    186,572,993
    Cost    $ 446,598,379
    Market Value.........       --             --               --                  --               --         $ 615,697,035
  Due from Hartford Life
    and Annuity Insurance
    Company..............       --            2,806,276           403,667             19,430          42,395          821,484
  Receivable from fund
    shares sold..........     1,348,094        --               --                  --               --              --
                           ------------  --------------  ------------------   ----------------   ------------   -------------
  Total Assets...........   220,709,472   4,629,610,737     2,721,904,766         91,243,852         642,167      616,518,519
                           ------------  --------------  ------------------   ----------------   ------------   -------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............     1,350,222        --               --                  --               --              --
  Payable for fund shares
    purchased............       --            2,805,971           241,427             20,193          42,396          816,708
                           ------------  --------------  ------------------   ----------------   ------------   -------------
  Total Liabilities......     1,350,222       2,805,971           241,427             20,193          42,396          816,708
                           ------------  --------------  ------------------   ----------------   ------------   -------------
  Net Assets (variable
    annuity contract
    liabilities).........  $219,359,250  $4,626,804,766    $2,721,663,339        $91,223,659       $ 599,771    $ 615,701,811
                           ------------  --------------  ------------------   ----------------   ------------   -------------
                           ------------  --------------  ------------------   ----------------   ------------   -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........   130,109,985   1,127,404,669       504,850,929         42,273,672         576,946      141,345,548
  Unit Price.............  $   1.683207  $     4.098417    $     5.384554        $  2.154737       $1.039561    $    4.349780
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........       212,222       1,520,173           606,596             62,659         --               202,256
  Unit Price.............  $   1.683207  $     4.098417    $     5.384554        $  2.154737       $ --         $    4.349780

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                              INTERNATIONAL        DIVIDEND AND
                           OPPORTUNITIES FUND       GROWTH FUND
                               SUB-ACCOUNT          SUB-ACCOUNT
                           -------------------   -----------------
ASSETS:
  Investments:
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares    482,073,074
    Cost    $ 612,442,105
    Market Value.........      $682,294,412             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares    755,319,504
    Cost   $1,234,805,942
    Market Value.........         --             $   1,577,652,465
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares    160,614,072
    Cost    $ 184,179,820
    Market Value.........         --                    --
  Hartford Small Company
    HLS Fund, Inc.
    Shares    144,881,610
    Cost    $ 173,740,304
    Market Value.........         --                    --
  Hartford MidCap HLS
    Fund, Inc.
    Shares     38,632,505
    Cost    $  46,046,774
    Market Value.........         --                    --
  Mentor VIP Capital
    Growth HLS Fund, Inc.
    Shares         13,019
    Cost    $     161,856
    Market Value.........         --                    --
  Mentor VIP Perpetual
    International HLS
    Fund, Inc.
    Shares         15,778
    Cost    $     214,977
    Market Value.........         --                    --
  Mentor VIP Growth HLS
    Fund, Inc.
    Shares         14,974
    Cost    $     169,355
    Market Value.........         --                    --
  Due from Hartford Life
    and Annuity Insurance
    Company..............         --                     2,299,326
  Receivable from fund
    shares sold..........            86,975             --
                           -------------------   -----------------
  Total Assets...........       682,381,387          1,579,951,791
                           -------------------   -----------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............            87,524             --
  Payable for fund shares
    purchased............         --                     2,299,178
                           -------------------   -----------------
  Total Liabilities......         --                     2,299,178
                           -------------------   -----------------
  Net Assets (variable
    annuity contract
    liabilities).........      $682,293,863      $   1,577,652,613
                           -------------------   -----------------
                           -------------------   -----------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........       399,979,260            665,091,087
  Unit Price.............      $   1.704165      $        2.369298
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........           389,168                782,354
  Unit Price.............      $   1.704165      $        2.369298

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                            MENTOR VIP        MENTOR VIP
                           INTERNATIONAL        SMALL                        CAPITAL           PERPETUAL         MENTOR VIP
                           ADVISERS FUND    COMPANY FUND    MIDCAP FUND    GROWTH FUND    INTERNATIONAL FUND    GROWTH FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           --------------   -------------   ------------   ------------   -------------------   ------------
ASSETS:
  Investments:
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares    482,073,074
    Cost    $ 612,442,105
    Market Value.........       --               --             --             --               --                  --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares    755,319,504
    Cost   $1,234,805,942
    Market Value.........       --               --             --             --               --                  --
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares    160,614,072
    Cost    $ 184,179,820
    Market Value.........   $184,359,257         --             --             --               --                  --
  Hartford Small Company
    HLS Fund, Inc.
    Shares    144,881,610
    Cost    $ 173,740,304
    Market Value.........       --          $186,720,666        --             --               --                  --
  Hartford MidCap HLS
    Fund, Inc.
    Shares     38,632,505
    Cost    $  46,046,774
    Market Value.........       --               --         $51,678,818        --               --                  --
  Mentor VIP Capital
    Growth HLS Fund, Inc.
    Shares         13,019
    Cost    $     161,856
    Market Value.........       --               --             --           $ 165,990          --                  --
  Mentor VIP Perpetual
    International HLS
    Fund, Inc.
    Shares         15,778
    Cost    $     214,977
    Market Value.........       --               --             --             --              $ 217,103            --
  Mentor VIP Growth HLS
    Fund, Inc.
    Shares         14,974
    Cost    $     169,355
    Market Value.........       --               --             --             --               --                $ 173,845
  Due from Hartford Life
    and Annuity Insurance
    Company..............        220,849         206,630        301,199        --               --                  --
  Receivable from fund
    shares sold..........       --               --             --                   6                 7                  6
                           --------------   -------------   ------------   ------------       ----------        ------------
  Total Assets...........    184,580,106     186,927,296     51,980,017        165,996           217,110            173,851
                           --------------   -------------   ------------   ------------       ----------        ------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............       --               --             --                   6                 7                  6
  Payable for fund shares
    purchased............        220,552         207,393        300,671        --               --                  --
                           --------------   -------------   ------------   ------------       ----------        ------------
  Total Liabilities......        220,552         207,393        300,671        --               --                  --
                           --------------   -------------   ------------   ------------       ----------        ------------
  Net Assets (variable
    annuity contract
    liabilities).........   $184,359,554    $186,719,903    $51,679,346      $ 165,990         $ 217,103          $ 173,845
                           --------------   -------------   ------------   ------------       ----------        ------------
                           --------------   -------------   ------------   ------------       ----------        ------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........    124,772,315     138,290,377     40,299,525        163,390           198,033            187,945
  Unit Price.............   $   1.476841    $   1.349040    $  1.282381      $1.015913         $1.096301          $0.924977
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........         61,404         119,087        --             --               --                  --
  Unit Price.............   $   1.476841    $   1.349040    $   --           $ --              $--                $ --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT  SUB-ACCOUNT
                           -----------  ------------
INVESTMENT INCOME:
  Dividends..............  $   634,440  $    700,625
EXPENSES:
  Mortality and expense
    undertakings.........   (1,656,575)  (14,925,606)
                           -----------  ------------
    Net investment income
     (loss)..............   (1,022,135)  (14,224,981)
                           -----------  ------------
CAPITAL GAINS INCOME.....      --         76,061,613
                           -----------  ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      (13,876)       (2,380)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........   10,514,818   381,861,363
                           -----------  ------------
    Net gain (loss) on
     investments.........   10,500,942   381,858,983
                           -----------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 9,478,807  $443,695,615
                           -----------  ------------
                           -----------  ------------

  *  From inception, June 1, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              MONEY                           CAPITAL             MORTGAGE        GROWTH AND
                           MARKET FUND  ADVISERS FUND    APPRECIATION FUND    SECURITIES FUND     INCOME FUND      INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT*     SUB-ACCOUNT
                           -----------  --------------   ------------------   ----------------   -------------   --------------
INVESTMENT INCOME:
  Dividends..............  $ 5,336,537   $   2,107,645      $    471,665         $  566,344         $--          $      390,766
EXPENSES:
  Mortality and expense
    undertakings.........   (1,275,501)    (25,445,020)      (15,657,340)          (533,708)           (292)         (3,279,506)
                           -----------  --------------   ------------------   ----------------   -------------   --------------
    Net investment income
     (loss)..............    4,061,036     (23,337,375)      (15,185,675)            32,636            (292)         (2,888,740)
                           -----------  --------------   ------------------   ----------------   -------------   --------------
CAPITAL GAINS INCOME.....      --          130,454,479       150,932,848           --                --              11,566,682
                           -----------  --------------   ------------------   ----------------   -------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --             --                (137,143)             1,143          --                   6,638
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --          450,442,540       121,262,945          2,257,934          15,236          70,920,170
                           -----------  --------------   ------------------   ----------------   -------------   --------------
    Net gain (loss) on
     investments.........      --          450,442,540       121,125,802          2,259,077          15,236          70,926,808
                           -----------  --------------   ------------------   ----------------   -------------   --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 4,061,036   $ 557,559,644      $256,872,975         $2,291,713         $14,944      $   79,604,750
                           -----------  --------------   ------------------   ----------------   -------------   --------------
                           -----------  --------------   ------------------   ----------------   -------------   --------------

  *  From inception, June 1, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                              INTERNATIONAL        DIVIDEND AND
                           OPPORTUNITIES FUND      GROWTH FUND
                               SUB-ACCOUNT         SUB-ACCOUNT
                           -------------------   ----------------
INVESTMENT INCOME:
  Dividends..............      $   351,493       $      2,397,037
EXPENSES:
  Mortality and expense
    undertakings.........       (3,956,858)            (8,657,618)
                           -------------------   ----------------
    Net investment income
      (loss).............       (3,605,365)            (6,260,581)
                           -------------------   ----------------
CAPITAL GAINS INCOME.....       39,050,857             44,842,140
                           -------------------   ----------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         (285,889)             --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       56,921,334             89,535,088
                           -------------------   ----------------
    Net gain (loss) on
      investments........       56,635,445             89,535,088
                           -------------------   ----------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $92,080,937       $    128,116,647
                           -------------------   ----------------
                           -------------------   ----------------

  *  From inception, March 2, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                              MENTOR             MENTOR
                           INTERNATIONAL        SMALL                         CAPITAL           PERPETUAL           MENTOR
                           ADVISERS FUND    COMPANY FUND    MIDCAP FUND     GROWTH FUND    INTERNATIONAL FUND     GROWTH FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT*       SUB-ACCOUNT*       SUB-ACCOUNT*
                           --------------   -------------   ------------   -------------   -------------------   -------------
INVESTMENT INCOME:
  Dividends..............    $16,822,117     $   --          $      574        $--              --$                  $--
EXPENSES:
  Mortality and expense
    undertakings.........     (1,018,525)     (1,006,200)      (194,217)          (68)               (88)               (69)
                           --------------   -------------   ------------       ------             ------             ------
    Net investment income
      (loss).............     15,803,592      (1,006,200)      (193,643)          (68)               (88)               (69)
                           --------------   -------------   ------------       ------             ------             ------
CAPITAL GAINS INCOME.....      4,004,303       2,433,792        --             --               --                   --
                           --------------   -------------   ------------       ------             ------             ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        (13,860)         (9,250)       --                  1           --                        1
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     (1,895,944)     10,353,124      4,992,358         4,134              2,126              4,490
                           --------------   -------------   ------------       ------             ------             ------
    Net gain (loss) on
      investments........     (1,909,804)     10,343,874      4,992,358         4,135              2,126              4,491
                           --------------   -------------   ------------       ------             ------             ------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $17,898,091     $11,771,466     $4,798,715        $4,067             $2,038             $4,422
                           --------------   -------------   ------------       ------             ------             ------
                           --------------   -------------   ------------       ------             ------             ------

  *  From inception, March 2, 1998 to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                            BOND FUND      STOCK FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------
OPERATIONS:
  Net investment income
    (loss)...............  $ (1,022,135) $  (14,224,981)
  Capital gains income...       --           76,061,613
  Net realized gain
    (loss) on security
    transactions.........       (13,876)         (2,380)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    10,514,818     381,861,363
                           ------------  --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     9,478,807     443,695,615
                           ------------  --------------
UNIT TRANSACTIONS:
  Purchases..............    30,539,681     214,211,643
  Net transfers..........    48,909,593     134,510,687
  Surrenders.............    (9,304,954)    (45,190,046)
  Net annuity
    transactions.........        77,016       2,662,965
                           ------------  --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    70,221,336     306,195,249
                           ------------  --------------
  Total increase
    (decrease) in net
    assets...............    79,700,143     749,890,864
NET ASSETS:
  Beginning of period....   228,375,322   2,029,587,525
                           ------------  --------------
  End of period..........  $308,075,465  $2,779,478,389
                           ------------  --------------
                           ------------  --------------

  *  From inception, June 1, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            BOND FUND      STOCK FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------
OPERATIONS:
  Net investment income
    (loss)...............  $  9,223,325  $   (2,373,240)
  Capital gains income...       --           62,602,913
  Net realized gain
    (loss) on security
    transactions.........         9,814          84,100
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     8,361,624     325,437,100
                           ------------  --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    17,594,763     385,750,873
                           ------------  --------------
UNIT TRANSACTIONS:
  Purchases..............    48,533,601     430,730,097
  Net transfers..........    24,454,452     137,640,435
  Surrenders.............    (9,332,737)    (52,393,369)
  Net annuity
    transactions.........       563,032       1,508,388
                           ------------  --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    64,218,348     517,485,551
                           ------------  --------------
  Total increase in net
    assets...............    81,813,111     903,236,424
NET ASSETS:
  Beginning of period....   146,562,211   1,126,351,101
                           ------------  --------------
  End of period..........  $228,375,322  $2,029,587,525
                           ------------  --------------
                           ------------  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              MONEY                           CAPITAL             MORTGAGE         GROWTH AND
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND     INCOME FUND       INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT*     SUB-ACCOUNT
                           ------------  --------------  ------------------   ----------------   --------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............  $  4,061,036  $  (23,337,375)   $  (15,185,675)       $    32,636     $         (292)  $   (2,888,740)
  Capital gains income...       --          130,454,479       150,932,848           --                 --             11,566,682
  Net realized gain
    (loss) on security
    transactions.........       --             --                (137,143)             1,143           --                  6,638
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       --          450,442,540       121,262,945          2,257,934             15,236       70,920,170
                           ------------  --------------  ------------------   ----------------   --------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     4,061,036     557,559,644       256,872,975          2,291,713             14,944       79,604,750
                           ------------  --------------  ------------------   ----------------   --------------   --------------
UNIT TRANSACTIONS:
  Purchases..............    33,918,747     326,548,426       188,823,146          4,854,136            336,577       62,617,874
  Net transfers..........     2,728,662     268,088,116        90,403,621          6,621,491            248,343       46,266,485
  Surrenders.............   (21,300,521)   (102,736,084)      (54,047,142)        (3,006,124)               (93)     (10,945,007)
  Net annuity
    transactions.........       117,752       1,618,122         1,686,956            127,524           --                640,694
                           ------------  --------------  ------------------   ----------------   --------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    15,464,640     493,518,580       226,866,581          8,597,027            584,827       98,580,046
                           ------------  --------------  ------------------   ----------------   --------------   --------------
  Total increase
    (decrease) in net
    assets...............    19,525,676   1,051,078,224       483,739,556         10,888,740            599,771      178,184,796
NET ASSETS:
  Beginning of period....   199,833,574   3,575,726,542     2,237,923,783         80,334,919           --            437,517,015
                           ------------  --------------  ------------------   ----------------   --------------   --------------
  End of period..........  $219,359,250  $4,626,804,766    $2,721,663,339        $91,223,659     $      599,771   $  615,701,811
                           ------------  --------------  ------------------   ----------------   --------------   --------------
                           ------------  --------------  ------------------   ----------------   --------------   --------------

  *  From inception, June 1, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              MONEY                           CAPITAL             MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND      INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  --------------  ------------------   ----------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............  $  7,922,137  $   35,054,512    $  (12,623,739)       $ 3,680,098     $      645,552
  Capital gains income...       --          107,409,178       112,339,947           --               19,616,096
  Net realized gain
    (loss) on security
    transactions.........       --                1,305          (119,550)            58,290            185,916
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       --          440,215,879       223,915,112          1,886,382         62,356,292
                           ------------  --------------  ------------------   ----------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     7,922,137     582,680,874       323,511,770          5,624,770         82,803,856
                           ------------  --------------  ------------------   ----------------   --------------
UNIT TRANSACTIONS:
  Purchases..............   154,121,029     650,294,881       444,618,125         11,734,160        106,908,193
  Net transfers..........  (105,053,239)    185,059,734       111,621,605         (5,624,261)        38,286,952
  Surrenders.............   (32,455,810)   (124,493,708)      (60,594,326)        (6,044,100)        (9,935,604)
  Net annuity
    transactions.........       110,035       1,689,593           689,458              5,419            151,370
                           ------------  --------------  ------------------   ----------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    16,722,015     712,550,500       496,334,862             71,218        135,410,911
                           ------------  --------------  ------------------   ----------------   --------------
  Total increase in net
    assets...............    24,644,152   1,295,231,374       819,846,632          5,695,988        218,214,767
NET ASSETS:
  Beginning of period....   175,189,422   2,280,495,168     1,418,077,151         74,638,931        219,302,248
                           ------------  --------------  ------------------   ----------------   --------------
  End of period..........  $199,833,574  $3,575,726,542    $2,237,923,783        $80,334,919     $  437,517,015
                           ------------  --------------  ------------------   ----------------   --------------
                           ------------  --------------  ------------------   ----------------   --------------

                              INTERNATIONAL
                           OPPORTUNITIES FUND
                               SUB-ACCOUNT
                           -------------------
OPERATIONS:
  Net investment income
    (loss)...............      $ (1,712,982)
  Capital gains income...        37,513,752
  Net realized gain
    (loss) on security
    transactions.........           (68,174)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (45,233,169)
                           -------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        (9,500,573)
                           -------------------
UNIT TRANSACTIONS:
  Purchases..............       103,316,180
  Net transfers..........        21,889,359
  Surrenders.............       (18,041,766)
  Net annuity
    transactions.........            39,532
                           -------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       107,203,305
                           -------------------
  Total increase in net
    assets...............        97,702,732
NET ASSETS:
  Beginning of period....       484,965,318
                           -------------------
  End of period..........      $582,668,050
                           -------------------
                           -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                              INTERNATIONAL        DIVIDEND AND
                           OPPORTUNITIES FUND      GROWTH FUND
                               SUB-ACCOUNT         SUB-ACCOUNT
                           -------------------   ----------------
OPERATIONS:
  Net investment income
    (loss)...............     $   (3,605,365)    $     (6,260,581)
  Capital gains income...         39,050,857           44,842,140
  Net realized gain
    (loss) on security
    transactions.........           (285,889)           --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         56,921,334           89,535,088
                           -------------------   ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         92,080,937          128,116,647
                           -------------------   ----------------
UNIT TRANSACTIONS:
  Purchases..............         24,263,477          171,594,976
  Net transfers..........         (3,569,068)         140,814,308
  Surrenders.............        (13,418,141)         (27,501,646)
  Net annuity
    transactions.........            268,608            1,173,058
                           -------------------   ----------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........          7,544,876          286,080,696
                           -------------------   ----------------
  Total increase
    (decrease) in net
    assets...............         99,625,813          414,197,343
NET ASSETS:
  Beginning of period....        582,668,050        1,163,455,270
                           -------------------   ----------------
  End of period..........     $  682,293,863     $  1,577,652,613
                           -------------------   ----------------
                           -------------------   ----------------

 **  From inception, March 2, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                 DIVIDEND AND   INTERNATIONAL
                                 GROWTH FUND    ADVISERS FUND
                                 SUB-ACCOUNT     SUB-ACCOUNT
                                --------------  --------------
OPERATIONS:
  Net investment income
    (loss)....................  $    5,721,921  $    2,472,525
  Capital gains income........      15,828,765         262,472
  Net realized gain (loss) on
    security transactions.....         (12,819)          3,758
  Net unrealized appreciation
    (depreciation) of
    investments during the
    period....................     182,031,024         383,378
                                --------------  --------------
  Net increase (decrease) in
    net assets resulting from
    operations................     203,568,891       3,122,133
                                --------------  --------------
UNIT TRANSACTIONS:
  Purchases...................     344,818,126      53,015,752
  Net transfers...............     142,586,883      20,439,056
  Surrenders..................     (25,953,097)     (3,671,030)
  Net annuity transactions....         343,961          63,436
                                --------------  --------------
  Net increase (decrease) in
    net assets resulting from
    unit transactions.........     461,795,873      69,847,214
                                --------------  --------------
  Total increase in net
    assets....................     665,364,764      72,969,347
NET ASSETS:
  Beginning of period.........     498,090,506      71,817,059
                                --------------  --------------
  End of period...............  $1,163,455,270  $  144,786,406
                                --------------  --------------
                                --------------  --------------

  *  From inception, July 15, 1997 to December 31, 1997

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                               MENTOR             MENTOR
                           INTERNATIONAL        SMALL          MIDCAP         CAPITAL            PERPETUAL            MENTOR
                           ADVISERS FUND    COMPANY FUND        FUND        GROWTH FUND     INTERNATIONAL FUND     GROWTH FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT**       SUB-ACCOUNT**      SUB-ACCOUNT**
                           --------------   -------------   ------------   --------------   -------------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............   $  15,803,592   $  (1,006,200)  $   (193,643)     $    (68)           $    (88)          $    (69)
  Capital gains income...       4,004,303       2,433,792        --            --                 --                  --
  Net realized gain
    (loss) on security
    transactions.........         (13,860)         (9,250)       --                  1            --                        1
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      (1,895,944)     10,353,124      4,992,358         4,134               2,126              4,490
                           --------------   -------------   ------------   --------------         --------        --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      17,898,091      11,771,466      4,798,715         4,067               2,038              4,422
                           --------------   -------------   ------------   --------------         --------        --------------
UNIT TRANSACTIONS:
  Purchases..............      13,717,952      25,023,818     16,591,444        10,075              12,600             17,575
  Net transfers..........      11,642,334      18,316,331     15,950,505       151,848             202,464            151,848
  Surrenders.............      (3,706,930)     (3,316,385)      (399,626)      --                        1            --
  Net annuity
    transactions.........          21,701         142,491        --            --                 --                  --
                           --------------   -------------   ------------   --------------         --------        --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      21,675,057      40,166,255     32,142,323       161,923             215,065            169,423
                           --------------   -------------   ------------   --------------         --------        --------------
  Total increase
    (decrease) in net
    assets...............      39,573,148      51,937,721     36,941,038       165,990             217,103            173,845
NET ASSETS:
  Beginning of period....     144,786,406     134,782,182     14,738,308       --                 --                  --
                           --------------   -------------   ------------   --------------         --------        --------------
  End of period..........   $ 184,359,554   $ 186,719,903   $ 51,679,346      $165,990            $217,103           $173,845
                           --------------   -------------   ------------   --------------         --------        --------------
                           --------------   -------------   ------------   --------------         --------        --------------

 **  From inception, March 2, 1998 to June 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SMALL         MIDCAP
                                COMPANY FUND      FUND
                                SUB-ACCOUNT   SUB-ACCOUNT*
                                ------------  ------------
OPERATIONS:
  Net investment income
    (loss)....................  $   (841,931) $    (16,949)
  Capital gains income........     6,247,370       --
  Net realized gain (loss) on
    security transactions.....        (1,756)          414
  Net unrealized appreciation
    (depreciation) of
    investments during the
    period....................     2,416,430       639,685
                                ------------  ------------
  Net increase (decrease) in
    net assets resulting from
    operations................     7,820,113       623,150
                                ------------  ------------
UNIT TRANSACTIONS:
  Purchases...................    59,848,160     7,620,550
  Net transfers...............    42,807,593     6,536,068
  Surrenders..................    (1,723,390)      (41,460)
  Net annuity transactions....        14,177       --
                                ------------  ------------
  Net increase (decrease) in
    net assets resulting from
    unit transactions.........   100,946,540    14,115,158
                                ------------  ------------
  Total increase in net
    assets....................   108,766,653    14,738,308
NET ASSETS:
  Beginning of period.........    26,015,529       --
                                ------------  ------------
  End of period...............  $134,782,182  $ 14,738,308
                                ------------  ------------
                                ------------  ------------

  *  From inception, July 15, 1997 to December 31, 1997

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FIVE

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,280,184
    Cost      $ 7,438,186
    Market Value.........   $7,949,496        --             --              --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,290,209
    Cost      $30,410,927
    Market Value.........      --         $43,815,344        --              --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     17,109,141
    Cost      $17,109,141
    Market Value.........      --             --         $17,109,141         --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     26,199,578
    Cost      $56,433,762
    Market Value.........      --             --             --           $73,857,945
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     12,092,263
    Cost      $45,601,978
    Market Value.........      --             --             --              --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      2,076,530
    Cost      $ 2,207,742
    Market Value.........      --             --             --              --
  Hartford Index HLS
    Fund, Inc.
    Shares      6,445,283
    Cost      $15,081,613
    Market Value.........      --             --             --              --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      9,709,552
    Cost      $12,843,891
    Market Value.........      --             --             --              --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,525,092
    Cost      $23,172,285
    Market Value.........      --             --             --              --
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,408,241
    Cost      $ 2,755,709
    Market Value.........      --             --             --              --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,764,207
    Cost      $ 2,184,404
    Market Value.........      --             --             --              --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        490,286
    Cost       $  593,140
    Market Value.........      --             --             --              --
  Due from Hartford Life
    Insurance Company....            2         11,792         47,886           38,589
  Receivable from fund
    shares sold..........      --             --             --              --
                           ------------   ------------   ------------   --------------
  Total Assets...........    7,949,498     43,827,136     17,157,027       73,896,534
                           ------------   ------------   ------------   --------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --             --             --              --
  Payable for fund shares
    purchased............      --              11,786         47,542           38,567
                           ------------   ------------   ------------   --------------
  Total Liabilities......      --              11,786         47,542           38,567
                           ------------   ------------   ------------   --------------
  Net Assets (variable
    life contract
    liabilities).........   $7,949,498    $43,815,350    $17,109,485      $73,857,967
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------
  Units Owned by
    Participants.........    5,585,576     16,651,592     14,250,921       34,562,441
  Unit Values............   $ 1.423219    $  2.631301    $  1.200588      $  2.136943

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,280,184
    Cost      $ 7,438,186
    Market Value.........        --                  --                --                 --                   --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,290,209
    Cost      $30,410,927
    Market Value.........        --                  --                --                 --                   --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     17,109,141
    Cost      $17,109,141
    Market Value.........        --                  --                --                 --                   --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     26,199,578
    Cost      $56,433,762
    Market Value.........        --                  --                --                 --                   --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     12,092,263
    Cost      $45,601,978
    Market Value.........      $56,013,984           --                --                 --                   --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      2,076,530
    Cost      $ 2,207,742
    Market Value.........        --                $2,310,385          --                 --                   --
  Hartford Index HLS
    Fund, Inc.
    Shares      6,445,283
    Cost      $15,081,613
    Market Value.........        --                  --            $21,269,645            --                   --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      9,709,552
    Cost      $12,843,891
    Market Value.........        --                  --                --               $13,742,259            --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,525,092
    Cost      $23,172,285
    Market Value.........        --                  --                --                 --               $30,338,879
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,408,241
    Cost      $ 2,755,709
    Market Value.........        --                  --                --                 --                   --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,764,207
    Cost      $ 2,184,404
    Market Value.........        --                  --                --                 --                   --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        490,286
    Cost       $  593,140
    Market Value.........        --                  --                --                 --                   --
  Due from Hartford Life
    Insurance Company....           38,139           --                --                         4             16,015
  Receivable from fund
    shares sold..........        --                  --                 10,000            --                   --
                           ------------------   ----------------   --------------   -------------------   -------------
  Total Assets...........       56,052,123          2,310,385       21,279,645           13,742,263         30,354,894
                           ------------------   ----------------   --------------   -------------------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....        --                  --                  9,961            --                   --
  Payable for fund shares
    purchased............           38,019           --                --                 --                    16,018
                           ------------------   ----------------   --------------   -------------------   -------------
  Total Liabilities......           38,019           --                  9,961            --                    16,018
                           ------------------   ----------------   --------------   -------------------   -------------
  Net Assets (variable
    life contract
    liabilities).........      $56,014,104         $2,310,385      $21,269,684          $13,742,263        $30,338,876
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------
  Units Owned by
    Participants.........       26,135,246          1,679,128        8,222,999            8,951,681         12,440,563
  Unit Values............      $  2.143240         $ 1.375943      $  2.586609          $  1.535160        $  2.438706

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,280,184
    Cost      $ 7,438,186
    Market Value.........       --               --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,290,209
    Cost      $30,410,927
    Market Value.........       --               --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     17,109,141
    Cost      $17,109,141
    Market Value.........       --               --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     26,199,578
    Cost      $56,433,762
    Market Value.........       --               --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     12,092,263
    Cost      $45,601,978
    Market Value.........       --               --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      2,076,530
    Cost      $ 2,207,742
    Market Value.........       --               --             --
  Hartford Index HLS
    Fund, Inc.
    Shares      6,445,283
    Cost      $15,081,613
    Market Value.........       --               --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      9,709,552
    Cost      $12,843,891
    Market Value.........       --               --             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,525,092
    Cost      $23,172,285
    Market Value.........       --               --             --
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,408,241
    Cost      $ 2,755,709
    Market Value.........    $2,764,275          --             --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,764,207
    Cost      $ 2,184,404
    Market Value.........       --            $2,273,677        --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        490,286
    Cost       $  593,140
    Market Value.........       --               --           $ 655,857
  Due from Hartford Life
    Insurance Company....       --               --             --
  Receivable from fund
    shares sold..........       --               --             --
                           --------------   -------------   ------------
  Total Assets...........     2,764,275        2,273,677        655,857
                           --------------   -------------   ------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....             1                1        --
  Payable for fund shares
    purchased............       --               --             --
                           --------------   -------------   ------------
  Total Liabilities......             1                1        --
                           --------------   -------------   ------------
  Net Assets (variable
    life contract
    liabilities).........    $2,764,274       $2,273,676      $ 655,857
                           --------------   -------------   ------------
                           --------------   -------------   ------------
  Units Owned by
    Participants.........     1,795,455        1,794,024        536,355
  Unit Values............    $ 1.539596       $ 1.267361      $1.222803

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
INVESTMENT INCOME:
  Dividends..............    $ 19,688      $    11,080     $422,143       $   34,492
                           ------------   ------------   ------------   --------------
CAPITAL GAINS INCOME.....      --            1,202,881       --            2,134,889
                           ------------   ------------   ------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       2,831           (3,719)      --               13,123
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     276,943        6,050,690       --            7,275,621
                           ------------   ------------   ------------   --------------
    Net gain (loss) on
      investments........     279,774        6,046,971       --            7,288,744
                           ------------   ------------   ------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $299,462      $ 7,260,932     $422,143       $9,458,125
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                         INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND     INDEX FUND    OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   ------------   -------------------   -------------
INVESTMENT INCOME:
  Dividends..............      $    9,866            $14,057        $    14,199        $    6,966         $   48,298
                           ------------------        -------       ------------   -------------------   -------------
CAPITAL GAINS INCOME.....       3,157,152            --                 420,305           773,886            903,529
                           ------------------        -------       ------------   -------------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          60,066              1,027              3,715             4,398             (2,076)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       2,499,382             59,035          2,528,691         1,130,653          1,792,348
                           ------------------        -------       ------------   -------------------   -------------
    Net gain (loss) on
      investments........       2,559,448             60,062          2,532,406         1,135,051          1,790,272
                           ------------------        -------       ------------   -------------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $5,726,466            $74,119        $ 2,966,910        $1,915,903         $2,742,099
                           ------------------        -------       ------------   -------------------   -------------
                           ------------------        -------       ------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............     $265,660         $--             $     7
                           --------------   -------------   ------------
CAPITAL GAINS INCOME.....       63,237           33,340         --
                           --------------   -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        4,256           (1,037)            33
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      (38,454)         147,167         59,424
                           --------------   -------------   ------------
    Net gain (loss) on
      investments........      (34,198)         146,130         59,457
                           --------------   -------------   ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     $294,699         $179,470        $59,464
                           --------------   -------------   ------------
                           --------------   -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   -------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............   $   19,688    $     11,080   $     422,143     $    34,492
  Capital gains income...      --            1,202,881        --             2,134,889
  Net realized gain
    (loss) on security
    transactions.........        2,831          (3,719)       --                13,123
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      276,943       6,050,690        --             7,275,621
                           ------------   ------------   -------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      299,462       7,260,932         422,143       9,458,125
                           ------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............      --              --           29,679,284             337
  Net transfers..........    2,073,381       4,997,052     (27,926,874)      7,725,911
  Surrenders.............     (200,806)       (566,104)       (509,546)     (1,210,000)
  Net loan withdrawals...      (44,772)        (97,563)     (1,445,042)       (350,966)
  Cost of insurance and
    other fees...........      (24,729)       (123,912)        (73,859)       (223,483)
                           ------------   ------------   -------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    1,803,074       4,209,473        (276,037)      5,941,799
                           ------------   ------------   -------------   --------------
  Total increase
    (decrease) in net
    assets...............    2,102,536      11,470,405         146,106      15,399,924
NET ASSETS:
  Beginning of period....    5,846,962      32,344,945      16,963,379      58,458,043
                           ------------   ------------   -------------   --------------
  End of period..........   $7,949,498    $ 43,815,350   $  17,109,485     $73,857,967
                           ------------   ------------   -------------   --------------
                           ------------   ------------   -------------   --------------

--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   -------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............   $  289,780    $    277,126   $     911,582     $ 1,156,876
  Capital gains income...      --              933,599        --             1,663,628
  Net realized gain
    (loss) on security
    transactions.........        1,747           8,984        --                 2,740
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      234,683       5,037,260        --             6,960,236
                           ------------   ------------   -------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      526,210       6,256,969         911,582       9,783,480
                           ------------   ------------   -------------   --------------
UNIT TRANSACTIONS:
  Purchases..............      --              --           63,950,949           2,129
  Net transfers..........    2,261,134      10,438,019     (61,547,449)     16,160,071
  Surrenders.............      (72,004)       (726,356)     (1,485,440)     (1,461,109)
  Net loan withdrawals...      (40,246)       (220,955)     (2,906,735)       (120,116)
  Cost of insurance and
    other fees...........      (29,688)       (165,194)       (154,854)       (322,766)
                           ------------   ------------   -------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    2,119,196       9,325,514      (2,143,529)     14,258,209
                           ------------   ------------   -------------   --------------
  Total increase
    (decrease) in net
    assets...............    2,645,406      15,582,483      (1,231,947)     24,041,689
NET ASSETS:
  Beginning of period....    3,201,556      16,762,462      18,195,326      34,416,354
                           ------------   ------------   -------------   --------------
  End of period..........   $5,846,962    $ 32,344,945   $  16,963,379     $58,458,043
                           ------------   ------------   -------------   --------------
                           ------------   ------------   -------------   --------------

  *  From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............      $     9,866         $   14,057      $       14,199       $     6,966        $    48,298
  Capital gains income...        3,157,152           --                   420,305           773,886            903,529
  Net realized gain
    (loss) on security
    transactions.........           60,066              1,027               3,715             4,398             (2,076)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        2,499,382             59,035           2,528,691         1,130,653          1,792,348
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        5,726,466             74,119           2,966,910         1,915,903          2,742,099
                           ------------------   ----------------   --------------   -------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............               21           --                        36         --                        72
  Net transfers..........        4,413,132            126,335           2,721,456           719,064          4,113,519
  Surrenders.............         (959,313)           (81,973)           (249,853)         (173,075)          (671,363)
  Net loan withdrawals...         (391,135)           (28,109)           (313,604)          (87,080)          (113,408)
  Cost of insurance and
    other fees...........         (174,934)            (8,693)            (62,467)          (42,032)           (93,540)
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        2,887,771              7,560           2,095,568           416,877          3,235,280
                           ------------------   ----------------   --------------   -------------------   -------------
  Total increase
    (decrease) in net
    assets...............        8,614,237             81,679           5,062,478         2,332,780          5,977,379
NET ASSETS:
  Beginning of period....       47,399,867          2,228,706          16,207,206        11,409,483         24,361,497
                           ------------------   ----------------   --------------   -------------------   -------------
  End of period..........      $56,014,104         $2,310,385      $   21,269,684       $13,742,263        $30,338,876
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............    $  265,660       $  --           $      7
  Capital gains income...        63,237           33,340        --
  Net realized gain
    (loss) on security
    transactions.........         4,256           (1,037)           33
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (38,454)         147,167        59,424
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       294,699          179,470        59,464
                           --------------   -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --               --             --
  Net transfers..........       259,268          347,240       430,485
  Surrenders.............       (50,687)         (19,505)       (3,130)
  Net loan withdrawals...       (10,443)         (15,472)       (4,156)
  Cost of insurance and
    other fees...........        (8,874)          (7,168)       (1,309)
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       189,264          305,095       421,890
                           --------------   -------------   ------------
  Total increase
    (decrease) in net
    assets...............       483,963          484,565       481,354
NET ASSETS:
  Beginning of period....     2,280,311        1,789,111       174,503
                           --------------   -------------   ------------
  End of period..........    $2,764,274       $2,273,676      $655,857
                           --------------   -------------   ------------
                           --------------   -------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............      $   221,135         $  116,672      $      180,981       $   104,356        $   341,582
  Capital gains income...        2,382,496           --                   787,478           661,603            364,880
  Net realized gain
    (loss) on security
    transactions.........            1,256                296               4,890             7,059                462
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        4,674,683             39,086           2,484,980          (783,223)         3,955,206
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        7,279,570            156,054           3,458,329           (10,205)         4,662,130
                           ------------------   ----------------   --------------   -------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............              684           --                  --                     712            --
  Net transfers..........       12,167,630            699,756           4,486,710         3,635,238          8,771,193
  Surrenders.............       (1,165,216)           (61,537)           (569,846)         (325,889)          (474,419)
  Net loan withdrawals...         (179,295)            (9,709)           (170,615)          (76,025)          (141,694)
  Cost of insurance and
    other fees...........         (268,542)           (12,046)            (85,758)          (70,065)          (120,449)
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       10,555,261            616,464           3,660,491         3,163,971          8,034,631
                           ------------------   ----------------   --------------   -------------------   -------------
  Total increase
    (decrease) in net
    assets...............       17,834,831            772,518           7,118,820         3,153,766         12,696,761
NET ASSETS:
  Beginning of period....       29,565,036          1,456,188           9,088,386         8,255,717         11,664,736
                           ------------------   ----------------   --------------   -------------------   -------------
  End of period..........      $47,399,867         $2,228,706      $   16,207,206       $11,409,483        $24,361,497
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT*
                           --------------   -------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............    $   70,580       $      811       $    156
  Capital gains income...         4,758           81,211        --
  Net realized gain
    (loss) on security
    transactions.........         4,567          (11,838)            (3)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        16,688          (57,877)         3,294
                           --------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        96,593           12,307          3,447
                           --------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       --               --               1,000
  Net transfers..........       841,304        1,790,398        170,709
  Surrenders.............       (46,000)         (10,130)          (525)
  Net loan withdrawals...       (23,722)              (2)       --
  Cost of insurance and
    other fees...........       (12,736)          (4,445)          (128)
                           --------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       758,846        1,775,821        171,056
                           --------------   -------------   -------------
  Total increase
    (decrease) in net
    assets...............       855,439        1,788,128        174,503
NET ASSETS:
  Beginning of period....     1,424,872              983        --
                           --------------   -------------   -------------
  End of period..........    $2,280,311       $1,789,111       $174,503
                           --------------   -------------   -------------
                           --------------   -------------   -------------

  *  From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
   SEPARATE ACCOUNT FIVE

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      4,153,371
    Cost      $ 4,248,294
    Market Value.........   $4,535,216        --             --              --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,173,600
    Cost      $30,349,379
    Market Value.........      --         $43,114,508        --              --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      9,426,462
    Cost      $ 9,426,462
    Market Value.........      --             --          $9,426,462         --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     18,498,618
    Cost      $40,722,897
    Market Value.........      --             --             --           $52,148,548
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,869,028
    Cost      $41,748,285
    Market Value.........      --             --             --              --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,489,139
    Cost      $ 1,592,256
    Market Value.........      --             --             --              --
  Hartford Index HLS
    Fund, Inc.
    Shares      4,213,451
    Cost      $10,161,888
    Market Value.........      --             --             --              --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,805,538
    Cost      $14,579,294
    Market Value.........      --             --             --              --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,275,486
    Cost      $23,152,432
    Market Value.........      --             --             --              --
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,595,263
    Cost      $ 2,979,730
    Market Value.........      --             --             --              --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,114,531
    Cost      $ 1,359,892
    Market Value.........      --             --             --              --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        217,438
    Cost       $  255,435
    Market Value.........      --             --             --              --
  Due from Hartford Life
    and Annuity Insurance
    Company..............           17        --             356,382         --
  Receivable from fund
    shares sold..........      --              25,843        --                18,833
                           ------------   ------------   ------------   --------------
  Total Assets...........    4,535,233     43,140,351      9,782,844       52,167,381
                           ------------   ------------   ------------   --------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --              25,663        --                18,601
  Payable for fund shares
    purchased............      --             --             356,225         --
                           ------------   ------------   ------------   --------------
  Total Liabilities......      --              25,663        356,225           18,601
                           ------------   ------------   ------------   --------------
  Net Assets (variable
    life contract
    liabilities).........   $4,535,233    $43,114,688     $9,426,619      $52,148,780
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------
  Units Owned by
    Participants.........    3,186,602     16,385,312      7,851,668       24,403,449
  Unit Values............   $ 1.423219    $  2.631301     $ 1.200588      $  2.136943

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      4,153,371
    Cost      $ 4,248,294
    Market Value.........        --                  --                --                 --                   --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,173,600
    Cost      $30,349,379
    Market Value.........        --                  --                --                 --                   --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      9,426,462
    Cost      $ 9,426,462
    Market Value.........        --                  --                --                 --                   --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     18,498,618
    Cost      $40,722,897
    Market Value.........        --                  --                --                 --                   --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,869,028
    Cost      $41,748,285
    Market Value.........      $50,347,697           --                --                 --                   --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,489,139
    Cost      $ 1,592,256
    Market Value.........        --                $1,656,843          --                 --                   --
  Hartford Index HLS
    Fund, Inc.
    Shares      4,213,451
    Cost      $10,161,888
    Market Value.........        --                  --            $13,904,526            --                   --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,805,538
    Cost      $14,579,294
    Market Value.........        --                  --                --               $15,293,446            --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,275,486
    Cost      $23,152,432
    Market Value.........        --                  --                --                 --               $29,817,521
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,595,263
    Cost      $ 2,979,730
    Market Value.........        --                  --                --                 --                   --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,114,531
    Cost      $ 1,359,892
    Market Value.........        --                  --                --                 --                   --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        217,438
    Cost       $  255,435
    Market Value.........        --                  --                --                 --                   --
  Due from Hartford Life
    and Annuity Insurance
    Company..............        --                         6              100            --                   --
  Receivable from fund
    shares sold..........          118,569           --                --                       620            103,182
                           ------------------   ----------------   --------------   -------------------   -------------
  Total Assets...........       50,466,266          1,656,849       13,904,626           15,294,066         29,920,703
                           ------------------   ----------------   --------------   -------------------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....          119,282           --                --                       634            103,027
  Payable for fund shares
    purchased............        --                  --                --                 --                   --
                           ------------------   ----------------   --------------   -------------------   -------------
  Total Liabilities......          119,282           --                --                       634            103,027
                           ------------------   ----------------   --------------   -------------------   -------------
  Net Assets (variable
    life contract
    liabilities).........      $50,346,984         $1,656,849      $13,904,626          $15,293,432        $29,817,676
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------
  Units Owned by
    Participants.........       23,491,062          1,204,155        5,375,619            9,962,110         12,226,844
  Unit Values............      $  2.143240         $ 1.375943      $  2.586609          $  1.535160        $  2.438706

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      4,153,371
    Cost      $ 4,248,294
    Market Value.........       --               --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,173,600
    Cost      $30,349,379
    Market Value.........       --               --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      9,426,462
    Cost      $ 9,426,462
    Market Value.........       --               --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     18,498,618
    Cost      $40,722,897
    Market Value.........       --               --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,869,028
    Cost      $41,748,285
    Market Value.........       --               --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,489,139
    Cost      $ 1,592,256
    Market Value.........       --               --             --
  Hartford Index HLS
    Fund, Inc.
    Shares      4,213,451
    Cost      $10,161,888
    Market Value.........       --               --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,805,538
    Cost      $14,579,294
    Market Value.........       --               --             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares     14,275,486
    Cost      $23,152,432
    Market Value.........       --               --             --
  Hartford International
    Advisers HLS Fund,
    Inc.
    Shares      2,595,263
    Cost      $ 2,979,730
    Market Value.........    $2,978,946          --             --
  Hartford Small Company
    HLS Fund, Inc.
    Shares      1,114,531
    Cost      $ 1,359,892
    Market Value.........       --            $1,436,386        --
  Hartford MidCap HLS
    Fund, Inc.
    Shares        217,438
    Cost       $  255,435
    Market Value.........       --               --           $ 290,867
  Due from Hartford Life
    and Annuity Insurance
    Company..............       --               --             --
  Receivable from fund
    shares sold..........         1,814          --              19,113
                           --------------   -------------   ------------
  Total Assets...........     2,980,760        1,436,386        309,980
                           --------------   -------------   ------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....         1,841               22         19,114
  Payable for fund shares
    purchased............       --               --             --
                           --------------   -------------   ------------
  Total Liabilities......         1,841               22         19,114
                           --------------   -------------   ------------
  Net Assets (variable
    life contract
    liabilities).........    $2,978,919       $1,436,364      $ 290,866
                           --------------   -------------   ------------
                           --------------   -------------   ------------
  Units Owned by
    Participants.........     1,934,871        1,133,350        237,869
  Unit Values............    $ 1.539596       $ 1.267361      $1.222803

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
INVESTMENT INCOME:
  Dividends..............    $  9,181      $    11,012     $271,270       $   23,670
                           ------------   ------------   ------------   --------------
CAPITAL GAINS INCOME.....      --            1,195,486       --            1,465,098
                           ------------   ------------   ------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         (22)             (74)      --                2,264
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     158,454        5,983,530       --            5,079,275
                           ------------   ------------   ------------   --------------
    Net gain (loss) on
      investments........     158,432        5,983,456       --            5,081,539
                           ------------   ------------   ------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $167,613      $ 7,189,954     $271,270       $6,570,307
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                         INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND     INDEX FUND    OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   ------------   -------------------   -------------
INVESTMENT INCOME:
  Dividends..............      $    8,629            $11,386        $     9,208        $    7,410         $   46,599
                           ------------------        -------       ------------   -------------------   -------------
CAPITAL GAINS INCOME.....       2,761,262            --                 272,547           823,226            871,742
                           ------------------        -------       ------------   -------------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          13,868              1,259               (428)            2,006                779
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       2,196,660             42,751          1,658,489         1,206,844          1,746,489
                           ------------------        -------       ------------   -------------------   -------------
    Net gain (loss) on
      investments........       2,210,528             44,010          1,658,061         1,208,850          1,747,268
                           ------------------        -------       ------------   -------------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $4,980,419            $55,396        $ 1,939,816        $2,039,486         $2,665,609
                           ------------------        -------       ------------   -------------------   -------------
                           ------------------        -------       ------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
INVESTMENT INCOME:
  Dividends..............     $285,452         $--             $     4
                           --------------   -------------   ------------
CAPITAL GAINS INCOME.....       67,948           17,778         --
                           --------------   -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          561             (923)           449
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      (36,987)          83,515         32,452
                           --------------   -------------   ------------
    Net gain (loss) on
      investments........      (36,426)          82,592         32,901
                           --------------   -------------   ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     $316,974         $100,370        $32,905
                           --------------   -------------   ------------
                           --------------   -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............   $    9,181    $     11,012   $   271,270      $    23,670
  Capital gains income...      --            1,195,486       --             1,465,098
  Net realized gain
    (loss) on security
    transactions.........          (22)            (74)      --                 2,264
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      158,454       5,983,530       --             5,079,275
                           ------------   ------------   ------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      167,613       7,189,954       271,270        6,570,307
                           ------------   ------------   ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............          606         --         26,562,944         --
  Net transfers..........    1,164,470       4,565,965   (25,670,664)       5,910,800
  Surrenders.............      (30,821)       (643,278)   (1,660,074)        (727,375)
  Net loan activity......       (5,277)        (69,727)   (1,037,357)        (230,561)
  Cost of insurance......      (13,463)       (113,181)      (47,344)        (148,021)
                           ------------   ------------   ------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    1,115,515       3,739,779    (1,852,495)       4,804,843
                           ------------   ------------   ------------   --------------
  Total increase
    (decrease) in net
    assets...............    1,283,128      10,929,733    (1,581,225)      11,375,150
NET ASSETS:
  Beginning of period....    3,252,105      32,184,955    11,007,844       40,773,630
                           ------------   ------------   ------------   --------------
  End of period..........   $4,535,233    $ 43,114,688   $ 9,426,619      $52,148,780
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------

--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   ------------   --------------
OPERATIONS:
  Net investment income
    (loss)...............   $  156,755    $    274,037   $   632,382      $   789,490
  Capital gains income...      --              904,272       --             1,045,984
  Net realized gain
    (loss) on security
    transactions.........          894          12,939       --                 3,344
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      118,897       4,902,064       --             4,613,047
                           ------------   ------------   ------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      276,546       6,093,312       632,382        6,451,865
                           ------------   ------------   ------------   --------------
UNIT TRANSACTIONS:
  Purchases..............           16          50,244    63,908,110          243,545
  Net transfers..........    1,318,984      12,296,285   (62,169,665)      13,868,301
  Surrenders.............      (43,171)     (1,275,425)     (393,227)      (1,057,654)
  Net loan activity......      (15,758)        (97,878)   (2,491,658)         (64,323)
  Cost of insurance......      (16,113)       (151,064)     (109,762)        (204,969)
                           ------------   ------------   ------------   --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    1,243,958      10,822,162    (1,256,202)      12,784,900
                           ------------   ------------   ------------   --------------
  Total increase
    (decrease) in net
    assets...............    1,520,504      16,915,474      (623,820)      19,236,765
NET ASSETS:
  Beginning of period....    1,731,601      15,269,481    11,631,664       21,536,865
                           ------------   ------------   ------------   --------------
  End of period..........   $3,252,105    $ 32,184,955   $11,007,844      $40,773,630
                           ------------   ------------   ------------   --------------
                           ------------   ------------   ------------   --------------

  *  From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............      $     8,629         $   11,386      $        9,208       $     7,410        $    46,599
  Capital gains income...        2,761,262           --                   272,547           823,226            871,742
  Net realized gain
    (loss) on security
    transactions.........           13,868              1,259                (428)            2,006                779
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        2,196,660             42,751           1,658,489         1,206,844          1,746,489
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        4,980,419             55,396           1,939,816         2,039,486          2,665,609
                           ------------------   ----------------   --------------   -------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............        --                  --                  --               --                   --
  Net transfers..........        5,306,193            (11,640)          1,707,050         1,619,052          4,490,229
  Surrenders.............         (686,733)           (15,288)           (357,311)         (287,163)          (380,599)
  Net loan activity......         (276,591)            (7,343)            (22,141)          (44,688)          (248,930)
  Cost of insurance......         (141,747)            (5,538)            (39,522)          (43,149)           (84,757)
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        4,201,122            (39,809)          1,288,076         1,244,052          3,775,943
                           ------------------   ----------------   --------------   -------------------   -------------
  Total increase
    (decrease) in net
    assets...............        9,181,541             15,587           3,227,892         3,283,538          6,441,552
NET ASSETS:
  Beginning of period....       41,165,443          1,641,262          10,676,734        12,009,894         23,376,124
                           ------------------   ----------------   --------------   -------------------   -------------
  End of period..........      $50,346,984         $1,656,849      $   13,904,626       $15,293,432        $29,817,676
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............    $  285,452       $  --           $      4
  Capital gains income...        67,948           17,778        --
  Net realized gain
    (loss) on security
    transactions.........           561             (923)          449
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (36,987)          83,515        32,452
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       316,974          100,370        32,905
                           --------------   -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --               --             --
  Net transfers..........       273,579          476,445       168,495
  Surrenders.............       (40,275)         (91,302)       (1,395)
  Net loan activity......       (25,655)         (34,180)       --
  Cost of insurance......        (9,185)          (4,262)         (836)
                           --------------   -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       198,464          346,701       166,264
                           --------------   -------------   ------------
  Total increase
    (decrease) in net
    assets...............       515,438          447,071       199,169
NET ASSETS:
  Beginning of period....     2,463,481          989,293        91,697
                           --------------   -------------   ------------
  End of period..........    $2,978,919       $1,436,364      $290,866
                           --------------   -------------   ------------
                           --------------   -------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                CAPITAL             MORTGAGE                           INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND     OPPORTUNITIES FUND     GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   ----------------   --------------   -------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............      $   190,756         $   79,693      $      116,095       $   108,028        $   324,234
  Capital gains income...        1,971,454           --                   474,812           587,257            328,863
  Net realized gain
    (loss) on security
    transactions.........            4,174                141              (3,017)           (1,502)            (3,678)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        4,126,792             18,347           1,522,964          (918,735)         3,808,104
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        6,293,176             98,181           2,110,854          (224,952)         4,457,523
                           ------------------   ----------------   --------------   -------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............          103,255           --                        27            40,040                156
  Net transfers..........       12,570,924            882,849           3,834,337         6,039,925          9,250,118
  Surrenders.............       (1,417,215)           (17,802)           (430,212)         (433,918)          (388,933)
  Net loan activity......          (35,024)             4,385             (42,196)          (14,211)          (126,702)
  Cost of insurance......         (204,886)            (7,440)            (51,934)          (63,263)          (107,665)
                           ------------------   ----------------   --------------   -------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       11,017,054            861,992           3,310,022         5,568,573          8,626,974
                           ------------------   ----------------   --------------   -------------------   -------------
  Total increase
    (decrease) in net
    assets...............       17,310,230            960,173           5,420,876         5,343,621         13,084,497
NET ASSETS:
  Beginning of period....       23,855,213            681,089           5,255,858         6,666,273         10,291,627
                           ------------------   ----------------   --------------   -------------------   -------------
  End of period..........      $41,165,443         $1,641,262      $   10,676,734       $12,009,894        $23,376,124
                           ------------------   ----------------   --------------   -------------------   -------------
                           ------------------   ----------------   --------------   -------------------   -------------

                           INTERNATIONAL        SMALL          MIDCAP
                           ADVISERS FUND    COMPANY FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT*
                           --------------   -------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............    $   72,657       $      449       $     82
  Capital gains income...         4,846           44,954        --
  Net realized gain
    (loss) on security
    transactions.........           691             (415)            (2)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         9,052           (7,085)         2,981
                           --------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        87,246           37,903          3,061
                           --------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............           136          --               1,000
  Net transfers..........     1,063,784          956,329         87,826
  Surrenders.............       (57,314)         (12,652)          (110)
  Net loan activity......       (23,857)          (1,427)       --
  Cost of insurance......       (13,409)          (2,262)           (80)
                           --------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       969,340          939,988         88,636
                           --------------   -------------   -------------
  Total increase
    (decrease) in net
    assets...............     1,056,586          977,891         91,697
NET ASSETS:
  Beginning of period....     1,406,895           11,402        --
                           --------------   -------------   -------------
  End of period..........    $2,463,481       $  989,293       $ 91,697
                           --------------   -------------   -------------
                           --------------   -------------   -------------

  *  From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 ASSET-BACKED SECURITIES -- 3.8%
              Capital Lease Funding Securitization, Series
              1997-CTL1, Class A1
 $ 7,039,221     7.42% due 06/22/24.............................  $  7,254,797
              Chemical Master Credit Card Trust, Series 96-1,
              Class A
  11,400,000     5.55% due 09/15/03.............................    11,348,358
              Oakwood Mortgage Investors, Inc. Series 94-A,
              Class B1
   1,465,871     8.40% due 02/15/15.............................     1,493,371
              PG & E 97-1 A6
   3,600,000     6.32% due 09/25/05.............................     3,662,964
              Sce Funding LLC Series 1997-1 A3
   3,250,000     6.17% due 03/25/03.............................     3,279,575
                                                                  ------------
              Total asset-backed securities.....................  $ 27,039,065
                                                                  ------------
                                                                  ------------
 CORPORATE BONDS & NOTES -- 51.6%
              CHEMICALS -- 1.0%
              du Pont (E.I.) Nemours & Co.
   5,700,000     6.75% due 09/01/07.............................     5,957,816
              Terra Industries, Inc.
   1,225,000    10.50% due 06/15/05.............................     1,319,937
                                                                  ------------
                                                                     7,277,753
                                                                  ------------
              COLLEGES AND UNIVERSITIES -- 1.5%
              Massachusetts Institute of Technology
   5,500,000     7.25% due 11/02/96.............................     6,367,377
              Yale University
   3,500,000     7.37% due 04/15/96.............................     4,154,454
                                                                  ------------
                                                                    10,521,831
                                                                  ------------
              COMMUNICATIONS EQUIPMENT -- 0.7%
              Comcast Cellular
   4,575,000     9.50% due 05/01/07.............................     4,769,437
                                                                  ------------
              CONSUMER DURABLES -- 0.9%
              Fred Meyer, Inc.
   6,000,000     7.37% due 03/01/05.............................     6,046,716
                                                                  ------------
              ENERGY & SERVICES -- 1.5%
              Tenneco, Inc.
   6,850,000     8.20% due 01/15/99.............................     7,037,806
              Union Oil Co. of California
   2,500,000     9.38% due 02/15/11.............................     3,171,372
                                                                  ------------
                                                                    10,209,178
                                                                  ------------
              FINANCIAL SERVICES -- 14.3%
              Abbey National First Capital (Yankee)
  12,545,000     8.20% due 10/15/04.............................    13,843,959
              Ahmanson (H.F.) & Co.
   5,500,000     6.35% due 09/01/98.............................     5,508,497
              Allstate Corp.
   1,765,000     6.75% due 05/15/18.............................     1,809,808
              Amvescap PLC
   7,500,000     6.60% due 05/15/05.............................     7,579,402
              BellSouth Capital Funding
   7,500,000     7.12% due 07/15/97.............................     8,301,787
              Buckeye Cellulos
     300,000     8.50% due 02/15/05.............................       306,000
              Chase Manhattan Corp.
   3,000,000     7.75% due 11/01/99.............................     3,071,073
              Dime Bancorp, Inc. Senior Notes
   3,000,000    10.50% due 01/15/05.............................     3,180,000
              Duke Realty LP
   5,000,000     7.25% due 09/22/02.............................     5,174,330

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              FINANCIAL SERVICES -- (CONTINUED)
              Equity Residential
 $ 3,700,000     7.12% due 10/15/17.............................  $  3,743,704
              General Motors Acceptance Corp.
   4,000,000     5.87% due 01/12/99.............................     3,999,088
              General Motors Acceptance Corp.
   5,500,000     6.88% due 07/15/01.............................     5,634,634
              General Motors Acceptance Corp.
   1,000,000     6.66% due 01/17/03.............................     1,018,020
              Landeskreditbank Baden-Wuerttemberg
   7,900,000     7.62% due 02/01/23.............................     9,276,551
              Lehman Brothers, Inc.
   3,000,000    10.00% due 05/15/99.............................     3,096,729
              Lehman Brothers, Inc.
   2,850,000     8.87% due 03/01/02.............................     3,094,232
              Massachusetts Mutual Life Insurance Co.*
  11,750,000     7.62% due 11/15/23.............................    13,300,776
              Phoenix Home Life Insurance Co.*
   2,750,000     6.95% due 12/01/06.............................     2,843,599
              Swiss Bank Corporation-NY
   1,000,000     7.37% due 06/15/17.............................     1,110,368
              Trenwick Group
   4,300,000     6.70% due 04/01/03.............................     4,340,054
              Westinghouse Credit Corp.
   3,000,000     8.87% due 06/14/14.............................     3,382,653
                                                                  ------------
                                                                   100,544,191
                                                                  ------------
              FOOD, BEVERAGE & TOBACCO -- 1.4%
              Ralcorp Holdings
   7,400,000     8.75% due 09/15/04.............................     8,427,371
              RJR Nabisco, Inc.
   1,350,000     8.50% due 07/01/07.............................     1,354,591
                                                                  ------------
                                                                     9,781,962
                                                                  ------------
              HEALTH CARE -- 1.2%
              Columbia Healthcare
   1,675,000     7.50% due 02/15/23.............................     1,582,203
              Columbia/HCA Healthcare
   2,250,000     7.50% due 11/15/95.............................     2,086,931
              Tenet Healthcare Corp.
   4,600,000     8.13% due 12/01/08.............................     4,628,750
                                                                  ------------
                                                                     8,297,884
                                                                  ------------
              HOTELS & GAMING -- 0.2%
              Boyd Gaming Corporation
   1,600,000     9.50% due 07/15/07.............................     1,640,000
                                                                  ------------
              INDUSTRIAL -- 4.5%
              American Standard Companies
   4,050,000     7.37% due 04/15/05.............................     4,035,792
              American Standard Companies
   4,600,000     7.37% due 02/01/08.............................     4,502,250
              Borden Chemical
     500,000     9.50% due 05/01/05.............................       500,000
              Domtar, Inc.
   2,550,000     9.50% due 08/01/16.............................     2,833,567
              Jones Intercable, Inc.
   2,000,000     7.62% due 04/15/08.............................     2,020,000
              Loewen Group International, Inc.
   3,900,000     8.25% due 10/15/03.............................     4,050,501
              Newport News Shipbuilding, Inc.
   2,000,000     8.62% due 12/01/06.............................     2,105,000
              Owens-Illinois, Inc.
   1,000,000     8.10% due 05/15/07.............................     1,067,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              INDUSTRIAL -- (CONTINUED)
              Placer Dome, Inc.
 $ 6,200,000     7.12% due 06/15/07.............................  $  6,275,088
              U.S. Home Group
   1,390,000     7.95% due 03/01/01.............................     1,418,917
              US Home Corp.
   2,800,000     8.25% due 08/15/04.............................     2,828,000
                                                                  ------------
                                                                    31,636,959
                                                                  ------------
              INDUSTRIAL MATERIALS -- 0.1%
              Tesoro Petroleum Corp.
   1,000,000     9.00% due 07/01/08.............................     1,000,000
                                                                  ------------
              MEDIA & SERVICES -- 3.2%
              Continental Cablevision, Inc.
   1,000,000     9.50% due 08/01/13.............................     1,190,831
              Hollinger Intl Publishing
   1,400,000     8.62% due 03/15/06.............................     1,463,000
              News America Holdings, Inc.
   6,500,000     7.70% due 10/30/25.............................     6,969,072
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
              Rogers Cablesystems
   2,995,000     9.63% due 08/01/02.............................     3,197,162
              Time Warner Entertainment
   3,019,000     8.87% due 10/01/12.............................     3,676,366
              Turner Broadcasting
   5,900,000     7.40% due 02/01/04.............................     6,165,151
                                                                  ------------
                                                                    22,661,582
                                                                  ------------
              RETAIL -- 3.9%
              Kmart Corp.
     750,000     7.75% due 10/01/12.............................       756,948
              Kmart Corp.
   5,000,000     8.96% due 02/10/19.............................     5,209,525
              Kmart Corp.
   4,000,000    12.50% due 03/01/05.............................     5,005,472
              Kroger Co.
   6,500,000     7.00% due 05/01/18.............................     6,665,041
              Stop & Shop Companies, Inc.
   8,585,000     9.75% due 02/01/02.............................     9,578,318
                                                                  ------------
                                                                    27,215,304
                                                                  ------------
              TRANSPORTATION -- 6.4%
              Continental Airlines
   4,430,000     9.50% due 02/15/01.............................     4,706,875
              Continental Airlines*
  13,874,192     7.46% due 04/01/13.............................    15,011,043
              CSX Corp.
   4,000,000     7.25% due 05/01/04.............................     4,191,124
              Interpool, Inc.
   1,100,000     7.35% due 08/01/07.............................     1,108,505
              Northwest Airlines Trust, Series 2
   2,376,001    11.30% due 06/21/14.............................     3,137,652
              U.S. Air Inc., Series Class A
   4,697,951     6.76% due 04/15/08.............................     4,867,547
              United Air Lines
   8,900,000     9.75% due 08/16/21.............................    11,886,136
                                                                  ------------
                                                                    44,908,882
                                                                  ------------
              TELECOMMUNICATIONS -- 2.5%
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              TELECOMMUNICATIONS -- (CONTINUED)
              Rogers Cantel, Inc.
 $ 1,350,000     8.30% due 10/01/07.............................  $  1,323,000
              Rogers Cantel, Inc.
   1,150,000     9.38% due 06/01/08.............................     1,193,125
              Rogers Cantel, Inc.
   1,650,000     9.75% due 06/01/16.............................     1,724,250
              TCI Communications, Inc.
   3,500,000     7.88% due 08/01/13.............................     4,040,281
              Tele-Communications
     836,000     9.25% due 01/15/23.............................       961,241
              Tele-Communications, Inc.
   7,000,000     6.58% due 02/15/05.............................     7,629,174
                                                                  ------------
                                                                    17,933,571
                                                                  ------------
              UTILITIES -- 7.9%
              Bell Telephone Co. of Pennsylvania
   3,000,000     8.35% due 02/15/30.............................     3,800,055
              Calpine Corporation
   1,400,000     7.88% due 04/01/08.............................     1,396,500
              Chesapeake & Potomac Telephone Co.
   1,500,000     8.30% due 08/01/31.............................     1,907,694
              Cleveland Electric Illuminating Co.
   1,750,000     7.13% due 07/01/07.............................     1,855,260
              El Paso Electric Co. --
   4,500,000     8.90% due 02/01/06.............................     5,017,500
              El Paso Electric Co.
   1,200,000     9.40% due 05/01/11.............................     1,368,000
              Long Island Lighting Co.
   1,735,000     8.90% due 07/15/19.............................     1,840,137
              Niagara Mohawk Power
   6,850,000     7.25% due 10/01/02.............................     6,841,437
              Niagara Mohawk Power
   1,100,000     7.76% due 10/01/08.............................     1,128,875
              Pacificorp
   3,100,000     6.12% due 01/15/08.............................     3,089,494
              Pacificorp
  13,150,000     6.38% due 05/15/08.............................    13,226,611
              Public Service El-IBC
   4,000,000     7.00% due 09/01/24.............................     4,132,384
              Public Service El-MBIA
   7,000,000     6.75% due 01/01/16.............................     7,275,674
              Public Service El-MBIA
   1,400,000     6.75% due 01/01/16.............................     1,455,134
              WorldCom, Inc.
   1,100,000     8.87% due 01/15/06.............................     1,190,750
                                                                  ------------
                                                                    55,525,505
                                                                  ------------
              Total corporate bonds & notes.....................  $363,041,828
                                                                  ------------
                                                                  ------------
 FOREIGN BONDS -- 5.2%
              FOREIGN CORPORATIONS -- 1.2%
              Bayerische Landesbank (NY)
   7,000,000     6.20% due 02/09/06.............................  $  7,011,354
              Gulf Canada Resources
   1,000,000     8.25% due 03/15/17.............................     1,101,929
                                                                  ------------
                                                                     8,113,283
                                                                  ------------
              FOREIGN GOVERNMENTS -- 4.0%
              Ministry Finance Russia
   6,750,000    10.00% due 06/26/07.............................     5,113,125
              Republic of Argentina
   2,875,000     5.50% due 03/31/23.............................     2,140,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 FOREIGN BONDS -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
              Republic of Colombia
 $ 1,650,000     7.62% due 02/15/07.............................  $  1,480,378
              Republic of Korea
   1,625,000     8.87% due 04/15/08.............................     1,485,859
              Republic of Panama
  11,600,000     8.87% due 09/30/27.............................    10,940,250
              Republic of Venezuela Discount Series A
   2,000,000     6.75% due 03/31/20.............................     1,720,000
              Republic of Venezuela Unsecured
   7,150,000     9.25% due 09/15/27.............................     5,545,718
                                                                  ------------
                                                                    28,425,408
                                                                  ------------
              Total foreign bonds...............................  $ 36,538,691
                                                                  ------------
                                                                  ------------
   SHARES
 -----------
 PREFERRED STOCKS -- 0.5%
              FINANCIAL SERVICES
     156,000  Coastal Corporation (The).........................  $  3,861,000
                                                                  ------------
                                                                  ------------
  PRINCIPAL
   AMOUNT
 -----------
 U.S. TREASURIES & FEDERAL AGENCIES -- 32.2%
              U.S. TREASURY BONDS -- 10.2%
 $ 6,495,000     6.38% due 08/15/27.............................  $  7,134,354
   4,380,000     6.50% due 11/15/26.............................     4,864,537
  20,805,000     6.63% due 02/15/27.............................    23,503,158
   5,433,074     6.88% due 08/15/26.............................     5,433,074
   4,530,000     7.50% due 11/15/16.............................     5,438,831
  10,600,000     7.63% due 02/15/25.............................    13,346,067
   3,900,000     8.13% due 08/15/19.............................     5,033,437
   5,100,000     8.75% due 05/15/17.............................     6,869,062
                                                                  ------------
                                                                    71,622,520
                                                                  ------------
              U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.9%
   6,168,641     3.38% due 01/15/07.............................     6,129,151
  21,699,909     3.63% due 7/15/02 - 04/15/28...................    21,550,952
                                                                  ------------
                                                                    27,680,103
                                                                  ------------
              U.S. TREASURY NOTES -- 7.4%
   9,700,000     5.50% due 11/15/98.............................     9,703,036
   3,400,000     5.63% due 12/31/99 - 05/15/08..................     3,424,984
   7,660,000     5.88% due 08/15/98 - 11/15/05..................     7,747,756
  12,900,000     6.13% due 08/31/98 - 11/15/27..................    12,986,438
   7,000,000     6.25% due 07/31/98 - 11/15/27..................     7,094,441
   4,190,000     6.50% due 08/15/05 - 10/15/06..................     4,447,942
     692,000     6.75% due 08/15/26.............................       792,340
   3,280,000     6.88% due 08/31/99 - 05/15/06..................     3,545,837
     370,000     7.25% due 05/15/04.............................       401,450
   1,500,000     7.50% due 10/31/99 - 11/15/24..................     1,838,907
                                                                  ------------
                                                                    51,983,131
                                                                  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.7%
   4,000,000     5.25% due 01/15/03.............................     3,939,680
  55,444,615     6.00% due 07/01/12 - 06/01/28..................    54,790,842
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --
              (CONTINUED)

 $ 2,925,887     6.48% due 12/01/05.............................  $  2,997,395
   6,466,709     6.50% due 10/01/12 - 07/25/28..................     6,482,175
                                                                  ------------
                                                                    68,210,092
                                                                  ------------
              U.S. GOVERNMENT AGENCIES -- 1.0%
              Israel AID (State of)
   7,200,000     4.88% due 09/15/98.............................     7,184,800
                                                                  ------------
              Total U.S. treasuries & federal agencies..........  $226,680,646
                                                                  ------------
                                                                  ------------
 SHORT-TERM SECURITIES -- 5.1%
              REPURCHASE AGREEMENT
  36,197,000    Interest in $131,291,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.90%, to be repurchased at $36,202,932 on
                07/01/98; (collateralized by $131,291,000 U.S.
                Treasury Bonds 6.5% due 11/15/26)...............  $ 36,197,000
                                                                  ------------
                                                                  ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $26,307,494).......    3.8%  $ 27,039,065
Total corporate bonds & notes (cost $347,478,382)......   51.6    363,041,828
Total foreign bonds (cost $38,902,803).................    5.2     36,538,691
Total preferred stocks (cost $3,900,000)...............    0.5      3,861,000
Total U.S. treasuries & federal agencies (cost
  $222,432,120)........................................   32.2    226,680,646
Total short-term securities (cost $36,197,000).........    5.1     36,197,000
                                                         -----   ------------
Total investment in securities
  (total cost $675,217,799)............................   98.4    693,358,230
Excess of cash, receivables and other assets over
  liabilities..........................................    1.6     10,287,792
                                                         -----   ------------
Net assets.............................................  100.0%  $703,646,022
                                                         -----   ------------
                                                         -----   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,500,000,000 shares
  authorized; 644,475,161 shares outstanding..................   $ 64,447,516
Capital surplus...............................................    597,887,088
Accumulated undistributed net investment income...............     18,601,995
Accumulated undistributed net realized gain on investments....
                                                                    4,568,992
Unrealized appreciation of investments........................     18,140,431
                                                                 ------------
Net assets....................................................   $703,646,022
                                                                 ------------
                                                                 ------------

Class IA
Net asset value per share ($702,486,673  DIVIDED BY
  643,340,701 shares outstanding)......................  $1.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,159,349  DIVIDED BY
  1,134,460 shares outstanding)........................  $1.02
                                                         -----
                                                         -----

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $31,155,418 or 4% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- 93.8%
               COMMUNICATIONS EQUIPMENT -- 4.0%
     *225,000  Ciena Corporation.................................  $   15,665,625
   *1,275,000  Cisco Systems, Inc................................     117,379,687
    1,000,000  Ericsson (L.M.) Telephone ADR.....................      28,625,000
    1,000,000  Lucent Technologies, Inc..........................      83,187,500
                                                                   --------------
                                                                      244,857,812
                                                                   --------------
               COMPUTERS & OFFICE
               EQUIPMENT -- 4.8%
    1,150,000  Compaq Computer Corporation.......................      32,631,250
   *1,518,600  EMC Corporation...................................      68,052,267
      800,000  International Business Machines Corporation.......      91,850,000
    1,050,000  Xerox Corporation.................................     106,706,250
                                                                   --------------
                                                                      299,239,767
                                                                   --------------
               CONSUMER NON-DURABLES -- 6.0%
      795,000  Colgate Palmolive Company.........................      69,960,000
      450,000  Estee Lauder Companies Class A....................      31,359,375
    1,450,000  Gillette Company (The)............................      82,196,875
    1,445,000  Kimberly-Clark Corporation........................      66,289,375
    1,300,000  Proctor & Gamble Company (The)....................     118,381,250
                                                                   --------------
                                                                      368,186,875
                                                                   --------------
               CONSUMER SERVICES -- 2.0%
     *374,548  Autotote Corp. (Unregistered Shares)..............         646,095
      700,000  Eastman Kodak Company.............................      51,143,750
   *2,020,000  Mirage Resorts, Inc...............................      43,051,250
      694,900  ServiceMaster Company (The).......................      26,449,631
                                                                   --------------
                                                                      121,290,726
                                                                   --------------
               ELECTRONICS -- 6.3%
     *550,000  Altera Corporation................................      16,259,375
     *935,000  Analog Devices, Inc...............................      22,965,937
     *400,000  Applied Materials, Inc............................      11,800,000
    2,800,000  General Electric Company..........................     254,800,000
    1,120,000  Intel Corporation.................................      83,020,000
                                                                   --------------
                                                                      388,845,312
                                                                   --------------
               ENERGY & SERVICES -- 4.5%
      575,000  Chevron Corporation...............................      47,760,937
      800,000  Exxon Corporation.................................      57,050,000
    1,600,000  Royal Dutch Petroleum Co. ADR.....................      87,700,000
    1,250,000  Schlumberger Ltd. N.V.............................      85,390,625
                                                                   --------------
                                                                      277,901,562
                                                                   --------------
               FINANCIAL SERVICES -- 19.1%
      720,000  Ace Ltd...........................................      28,080,000
    1,000,000  American Express Co...............................     114,000,000
      700,000  American International Group, Inc.................     102,200,000
    1,050,000  Associates First Capital Corporation..............      80,718,750
      700,000  BankAmerica Corporation...........................      60,506,250
      800,000  Citicorp..........................................     119,400,000
      300,000  Federal National Mortgage Association.............      18,225,000
    1,000,000  First Union Corporation...........................      58,250,000
    1,950,000  Marsh & McLennan Companies, Inc...................     117,853,125
      138,200  Mellon Bank Corporation...........................       9,622,175
    1,660,000  Merrill Lynch & Co., Inc..........................     152,212,500

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
               FINANCIAL SERVICES -- (CONTINUED)
      375,000  NationsBank Corporation...........................  $   28,687,500
    1,250,000  State Street Corporation..........................      86,875,000
    2,280,000  Travelers Group, Inc..............................     138,225,000
    1,500,000  U.S. Bancorp......................................      64,500,000
                                                                   --------------
                                                                    1,179,355,300
                                                                   --------------
               FOOD, BEVERAGE & TOBACCO -- 3.7%
    1,100,000  Coca-Cola Company (The)...........................      94,050,000
      750,000  Nabisco Holdings Corporation......................      27,046,875
    1,150,000  PepsiCo, Inc......................................      47,365,625
      750,000  Unilever N.V.-New York Shares.....................      59,203,125
                                                                   --------------
                                                                      227,665,625
                                                                   --------------
               HEALTH CARE -- 13.6%
    2,240,000  Abbott Laboratories...............................      91,560,000
    2,100,000  American Home Products Corporation and
                 Subsidiaries....................................     108,675,000
    2,600,000  Columbia/HCA Healthcare Corporation...............      75,725,000
    1,200,000  Johnson & Johnson.................................      88,500,000
      920,000  Merck & Co., Inc..................................     123,050,000
      900,000  Pfizer, Inc.......................................      97,818,750
    1,800,000  Pharmacia & Upjohn, Inc...........................      83,025,000
    1,050,000  Service Corporation International.................      45,018,750
      700,000  SmithKline Beecham PLC ADR........................      42,350,000
     *655,000  Tenet Healthcare Corporation......................      20,468,750
      960,000  Warner-Lambert Company............................      66,600,000
                                                                   --------------
                                                                      842,791,250
                                                                   --------------
               INDUSTRIAL MATERIALS -- 0.2%
      406,100  Santa Fe International Corporation................      12,284,525
                                                                   --------------
               MANUFACTURING -- 0.9%
      850,000  Perkin-Elmer Corporation (The)....................      52,859,375
                                                                   --------------
               MEDIA & SERVICES -- 5.2%
     *650,000  Airtouch Communications, Inc......................      37,984,375
     *850,000  CBS Corporation...................................      26,987,500
     *358,700  Clear Channel Communications, Inc.................      39,143,137
    2,038,900  Gannett Co., Inc..................................     144,889,331
      700,000  Walt Disney Company (The).........................      73,543,750
                                                                   --------------
                                                                      322,548,093
                                                                   --------------
               REAL ESTATE -- 0.1%
       *6,150  Security Capital Group, Incorporated..............       8,179,500
                                                                   --------------
               RETAIL -- 9.2%
    2,046,000  CVS Corporation...................................      79,666,125
      850,000  Gap, Inc..........................................      52,381,250
    1,252,500  Home Depot, Inc. (The)............................     104,035,781
    1,675,000  McDonald's Corporation............................     115,575,000
     *640,000  Staples, Inc......................................      18,520,000
    3,000,000  Wal-Mart Stores, Inc..............................     182,250,000
      450,000  Walgreen Co.......................................      18,590,625
                                                                   --------------
                                                                      571,018,781
                                                                   --------------
               SOFTWARE & SERVICES -- 6.5%
     *300,000  America Online, Inc...............................      31,800,000
     *915,500  Automatic Data Processing, Inc....................      66,717,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
               SOFTWARE & SERVICES -- (CONTINUED)
      800,000  Computer Sciences Corporation.....................  $   51,200,000
    1,400,000  First Data Corporation............................      46,637,500
   *1,600,000  Microsoft Corporation.............................     173,400,000
     *650,000  PeopleSoft, Inc...................................      30,550,000
                                                                   --------------
                                                                      400,304,562
                                                                   --------------
               TRANSPORTATION -- 1.8%
    2,250,000  Southwest Airlines Co.............................      66,656,250
    1,050,000  Union Pacific Corp................................      46,331,250
                                                                   --------------
                                                                      112,987,500
                                                                   --------------
               UTILITIES -- 5.9%
      300,000  Ameritech Corporation.............................      13,462,500
    2,000,000  Bell Atlantic Corporation.........................      91,250,000
      600,000  Duke Energy Corporation...........................      35,550,000
      500,000  MCI Communications Corporation....................      29,062,500
    3,000,000  SBC Communications, Inc...........................     120,000,000
   *1,500,000  WorldCom, Inc.....................................      72,656,250
                                                                   --------------
                                                                      361,981,250
                                                                   --------------
               Total common stocks...............................  $5,792,297,815
                                                                   --------------
                                                                   --------------
  PRINCIPAL
    AMOUNT
 ------------
 SHORT TERM SECURITIES -- 5.8%
               REPURCHASE AGREEMENT
 $358,629,000    Interest in $1,111,215,000 joint repurchase
                 agreement with State Street Bank dated 06/30/98
                 at 5.80%, to be repurchased at $358,686,779 on
                 07/01/98; (Collateralized by $421,318,000 U.S.
                 Treasury Notes 5.75%-7.825% due
                 05/15/99-11/15/04, $563,474,000 U.S. Treasury
                 Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                 121,000,000 U.S. Treasury Strips (principal) 0%
                 due 08/15/04-08/15/07 and 5,423,000 U.S.
                 Treasury Bills 0% due 08/13/98).................  $  358,629,000
                                                                   --------------
                                                                   --------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,565,285,159)..............    93.8%     $ 5,792,297,815
 Total short-term securities (cost $358,629,000)........     5.8          358,629,000
                                                          ------      ---------------
 Total investment in securities
   (total cost $3,923,914,159)..........................    99.6        6,150,926,815
 Excess of cash, receivables and other assets over
   liabilities..........................................     0.4           24,049,188
                                                          ------      ---------------
 Net assets.............................................   100.0%     $ 6,174,976,003
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,029,069,147 shares outstanding.................      $   102,906,915
 Capital surplus................................................        3,564,367,242
 Accumulated undistributed net investment income................           24,792,296
 Accumulated undistributed net realized gain on investments.....
                                                                          255,896,894
 Unrealized appreciation of investments.........................        2,227,012,656
                                                                      ---------------
 Net assets.....................................................      $ 6,174,976,003
                                                                      ---------------
                                                                      ---------------

Class IA
Net asset value per share ($6,172,891,347  DIVIDED BY
  1,027,075,607 shares outstanding)....................  $6.01
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,084,656  DIVIDED BY
  1,993,540 shares outstanding)........................  $1.05
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 COMMERCIAL PAPER -- 63.5%
              Allergan Inc.
 $10,000,000    5.56% due 08/04/98...................................  $   9,947,488
              Allergan Inc.
  10,000,000    5.55% due 07/28/98...................................      9,958,375
              American Home Products
  10,000,000    5.48% due 07/14/98...................................      9,980,211
              Aristar, Inc.
  10,000,000    5.60% due 07/10/98...................................      9,986,000
              Associates Corp. of North America
  10,000,000    5.49% due 08/24/98...................................      9,917,650
              Bankers Trust New York
  10,000,000    5.55% due 10/26/98...................................      9,819,625
              Bankers Trust New York
  10,000,000    5.5% due 09/28/98....................................      9,864,027
              Countrywide Home Loans
  10,000,000    5.54% due 09/01/98...................................      9,904,675
              Countrywide Home Loans
  10,000,000    5.54% due 07/21/98...................................      9,969,222
              Daimler Benz N.A.
  10,000,000    5.48% due 07/13/98...................................      9,981,733
              Daimler Benz N.A.
  10,000,000    5.52% due 08/24/98...................................      9,917,200
              Eaton Corp.
  10,000,000    5.49% due 01/12/98...................................      9,795,650
              Eaton Corp.
  10,000,000    5.49% due 11/03/98...................................      9,809,201
              Finova Capital Corp.
  10,000,000    5.53% due 09/08/98...................................      9,894,008
              Finova Capital Corp.
  10,000,000    5.55% due 07/09/98...................................      9,987,666
              Ford Motor Credit
  15,000,000    5.48% due 07/27/98...................................     14,940,633
              General Electric Capital
  10,000,000    5.46% due 09/09/98...................................      9,893,833
              General Signal Corp.
   9,750,000    5.60% due 07/21/98...................................      9,719,666
              GTE Corporation
  10,000,000    5.55% due 07/07/98...................................      9,990,750
              J.P. Morgan & Co.
   5,000,000    5.50% due 09/14/98...................................      4,942,708
              J.P. Morgan & Co.
  15,000,000    5.50% due 10/19/98...................................     14,747,916
              Monsanto Co.
  10,000,000    5.50% due 10/26/98...................................      9,821,250
              Morgan Stanley
  10,000,000    5.50% due 08/31/98...................................      9,906,805
              National Rural Utilities
  10,000,000    5.50% due 09/14/98...................................      9,885,416
              National Rural Utilities
  10,000,000    5.51% due 08/05/98...................................      9,946,430
              Nationwide Building Society
  10,000,000    5.51% due 08/17/98...................................      9,928,063
              Nationwide Building Society
  10,000,000    5.50% due 10/13/98...................................      9,841,111
              Nordbanken North America
  10,000,000    5.50% due 10/05/98...................................      9,853,333
              Procter & Gamble Co.
  10,000,000    5.50% due 09/14/98...................................      9,885,416

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
              Salomon Smith Barney, Inc.
 $10,000,000    5.51% due 08/31/98...................................  $   9,906,658
              Salomon Smith Barney, Inc.
  10,000,000    5.51% due 08/03/98...................................      9,949,491
              Sherwin-Williams Co.
   5,000,000    5.51% due 08/10/98...................................      4,969,388
              Sherwin-Williams Co.
   4,200,000    5.55% due 09/22/98...................................      4,146,257
              Southland Corp.
   4,000,000    5.53% due 08/11/98...................................      3,974,807
              Southland Corp.
   1,298,000    5.49% due 09/09/98...................................      1,284,143
              Southland Corp.
   9,727,000    5.49% due 09/08/98...................................      9,624,647
              Southland Corp.
   5,000,000    5.54% due 08/11/98...................................      4,968,452
              Spintab
  10,000,000    5.56% due 01/18/98...................................      9,783,777
              Svenska Handelsbanken, Inc.
  10,000,000    5.44% due 09/22/98...................................      9,874,577
              Svenska Handelsbanken, Inc.
  10,000,000    5.43% due 09/21/98...................................      9,876,316
              Westpac Capital Corp.
  10,000,000    5.51% due 08/24/98...................................      9,917,425
              Westpac Capital Corp.
  10,000,000    5.50% due 08/17/98...................................      9,928,194
              Wood Street Funding Corp.
  10,000,000    5.50% due 07/09/98...................................      9,987,777
              Zeneca Inc.
  10,000,000    5.48% due 07/15/98...................................      9,978,688
                                                                       -------------
              Total commercial paper.................................  $ 410,206,658
                                                                       -------------
                                                                       -------------
 CORPORATE NOTES -- 30.5%
              Bear Stearns Companies, Inc.
  15,000,000    5.67% due 10/15/98...................................  $  15,000,000
              Caterpillar Financial Services
  10,000,000    6.58% due 10/19/98...................................     10,007,908
              First USA Bank
   4,250,000    5.89% due 10/22/98...................................      4,255,257
              First USA Bank
  15,000,000    5.83% due 10/09/98...................................     15,014,486
              General Motors Acceptance Corp.
   5,000,000    6.06% due 08/03/98...................................      5,000,985
              Goldman Sachs Group
  20,000,000    5.63% due 03/26/99...................................     20,000,000
              Honda Motor Corp Mtn
  20,000,000    5.62% due 04/08/99...................................     19,996,448
              John Deere
  20,000,000    5.49% due 02/09/99...................................     19,992,668
              Lehman Brothers Holdings, Inc.
   4,000,000    8.87% due 11/01/99...................................      4,035,948
              Lehman Brothers Holdings, Inc.
  15,250,000    5.92% due 01/13/99...................................     15,250,000
              Merrill Lynch & Co., Inc.
  20,000,000    5.68% due 07/20/99...................................     20,000,000
              Morgan Stanley Group, Inc.
   5,000,000    5.62% due 02/10/99...................................      5,002,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 CORPORATE NOTES -- (CONTINUED)
              Morgan Stanley Group, Inc.
 $ 5,000,000    5.66% due 02/28/98...................................  $   5,002,766
              Triangle Funding Ltd.
  19,250,000    5.75% due 01/15/98...................................     19,250,000
              USL Capital Corporation
   9,250,000    5.67% due 04/19/99...................................      9,265,882
              Wells Fargo
  10,000,000    5.82% due 07/01/98...................................     10,000,000
                                                                       -------------
              Total corporate notes..................................  $ 197,075,148
                                                                       -------------
                                                                       -------------
 REPURCHASE AGREEMENT -- 4.1%
 $26,155,000    Interest in $131,291,000 joint repurchase agreement
                with State Street Bank dated 06/30/98 at 5.90%, to be
                repurchased at $26,159,287 on 07/01/98;
                (collateralized by $131,291,000 U.S. Treasury Bonds
                6.5% due 11/15/26)...................................  $  26,155,000
                                                                       -------------
                                                                       -------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total commercial paper (cost $410,206,658).............    63.5%     $   410,206,658
 Total corporate notes (cost $197,075,148)..............    30.5          197,075,148
 Total repurchase agreement (cost $26,155,000)..........     4.1           26,155,000
                                                          ------      ---------------
 Total investment in securities (total cost
   $633,436,806)*.......................................    98.1          633,436,806
 Excess of cash, receivables and other assets over
   liabilities..........................................     1.9           12,114,521
                                                          ------      ---------------
 Net assets applicable to $1.00 per share based on
   645,551,327 shares outstanding.......................   100.0%     $   645,551,327
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,300,000,000 shares
   authorized; 645,551,327 shares outstanding...................      $    64,555,133
 Paid in surplus................................................          580,996,194
                                                                      ---------------
 Net assets.....................................................      $   645,551,327
                                                                      ---------------
                                                                      ---------------

Class IA
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $645,163,373)......................  645,163,373
Net asset value........................................  $1.00
                                                          ----
                                                          ----
Class IB
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $387,954)..........................  387,954
Net asset value........................................  $1.00
                                                          ----
                                                          ----

* Aggregate cost for federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- 62.2%
                 COMMUNICATIONS EQUIPMENT -- 2.7%
       *240,000  Ciena Corporation.................................  $    16,710,000
     *1,432,500  Cisco Systems, Inc................................      131,879,531
      1,000,000  Ericsson (L.M.) Telephone ADR.....................       28,625,000
      1,070,000  Lucent Technologies, Inc..........................       89,010,625
                                                                     ---------------
                                                                         266,225,156
                                                                     ---------------
                 COMPUTERS & OFFICE
                 EQUIPMENT -- 3.5%
      1,050,000  Compaq Computer Corporation.......................       29,793,750
     *1,898,000  EMC Corp..........................................       85,054,125
        920,000  International Business Machines Corp..............      105,627,500
      1,360,000  Xerox Corporation.................................      138,210,000
                                                                     ---------------
                                                                         358,685,375
                                                                     ---------------
                 CONSUMER NON-DURABLES -- 3.5%
        625,000  Colgate-Palmolive Company.........................       55,000,000
        550,000  Estee Lauder Companies Class A....................       38,328,125
      1,400,000  Gillette Company (The)............................       79,362,500
      1,450,000  Kimberly-Clark Corporation........................       66,518,750
      1,360,000  Proctor & Gamble Company (The)....................      123,845,000
                                                                     ---------------
                                                                         363,054,375
                                                                     ---------------
                 CONSUMER SERVICES -- 1.2%
       *561,821  Autotote Corp. (Unregistered Shares)..............          969,141
        650,000  Eastman Kodak Company.............................       47,490,625
     *2,350,000  Mirage Resorts, Inc...............................       50,084,375
        730,700  ServiceMaster Company (The).......................       27,812,268
                                                                     ---------------
                                                                         126,356,409
                                                                     ---------------
                 ELECTRONICS -- 4.4%
       *575,000  Altera Corporation................................       16,998,437
     *1,165,000  Analog Devices, Inc...............................       28,615,312
       *400,000  Applied Materials, Inc............................       11,800,000
      3,250,000  General Electric Company..........................      295,750,000
      1,350,000  Intel Corporation.................................      100,068,750
                                                                     ---------------
                                                                         453,232,499
                                                                     ---------------
                 ENERGY & SERVICES -- 2.9%
        650,000  Chevron Corporation...............................       53,990,625
        800,000  Exxon Corporation.................................       57,050,000
      1,800,000  Royal Dutch Petroleum Co..........................       98,662,500
      1,270,000  Schlumberger Ltd. N.V.............................       86,756,875
                                                                     ---------------
                                                                         296,460,000
                                                                     ---------------
                 FINANCIAL SERVICES -- 12.9%
      1,110,000  Ace Ltd...........................................       43,290,000
      1,100,000  American Express Co...............................      125,400,000
        772,500  American International Group, Inc.................      112,785,000
      1,130,000  Associates First Capital Corporation..............       86,868,750
        800,000  BankAmerica Corporation...........................       69,150,000
        875,000  Citicorp..........................................      130,593,750
        300,000  Federal National Mortgage Association.............       18,225,000
      1,100,000  First Union Corporation...........................       64,075,000
      2,145,000  Marsh & McLennan Companies, Inc...................      129,638,437
         42,800  Mellon Bank Corporation...........................        2,979,950
      1,850,000  Merrill Lynch & Co., Inc..........................      170,662,500
        450,000  NationsBank Corporation...........................       34,425,000
      1,350,000  State Street Corp.................................       93,825,000
      2,850,000  Travelers Group, Inc..............................      172,781,250
      1,545,000  U.S. Bancorp......................................       66,435,000
                                                                     ---------------
                                                                       1,321,134,637
                                                                     ---------------

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
                 FOOD, BEVERAGE & TOBACCO -- 2.1%
      1,150,000  Coca-Cola Company (The)                             $    98,325,000
        700,000  Nabisco Holdings Corporation......................       25,243,750
      1,100,000  PepsiCo, Inc......................................       45,306,250
        550,000  Unilever NV-New York Shares.......................       43,415,625
                                                                     ---------------
                                                                         212,290,625
                                                                     ---------------
                 HEALTH CARE -- 9.2%
      2,600,000  Abbott Laboratories...............................      106,275,000
      2,550,000  American Home Products Corporation and
                   Subsidiaries....................................      131,962,500
      2,800,000  Columbia/HCA Healthcare Corporation...............       81,550,000
      1,370,000  Johnson & Johnson.................................      101,037,500
      1,000,000  Merck & Co., Inc..................................      133,750,000
      1,000,000  Pfizer, Inc.......................................      108,687,500
      2,100,000  Pharmacia & Upjohn, Inc...........................       96,862,500
      1,125,000  Service Corporation International.................       48,234,375
        700,000  SmithKline Beecham PLC ADR........................       42,350,000
        895,000  Tenet Healthcare Corporation......................       27,968,750
        975,000  Warner-Lambert Company............................       67,640,625
                                                                     ---------------
                                                                         946,318,750
                                                                     ---------------
                 INDUSTRIAL MATERIALS -- 0.1%
        400,000  Santa Fe International Corporation................       12,100,000
                                                                     ---------------
                 MANUFACTURING -- 0.5%
        850,000  Perkin-Elmer Corporation (The)....................       52,859,375
                                                                     ---------------
                 MEDIA & SERVICES -- 3.4%
       *500,000  Airtouch Communications, Inc......................       29,218,750
       *820,000  CBS Corporation...................................       26,035,000
       *466,300  Clear Channel Communications, Inc.................       50,884,987
      2,479,000  Gannett Co., Inc..................................      176,163,937
        625,000  Walt Disney Company (The).........................       65,664,062
                                                                     ---------------
                                                                         347,966,736
                                                                     ---------------
                 REAL ESTATE -- 0.1%
         *6,150  Security Capital Group, Incorporated..............        8,179,500
                                                                     ---------------
                 RETAIL -- 6.4%
      2,519,600  CVS Corporation...................................       98,106,925
        625,000  Gap, Inc..........................................       38,515,625
      1,447,500  Home Depot, Inc. (The)............................      120,232,968
      2,035,000  McDonald's Corporation............................      140,415,000
       *690,000  Staples, Inc......................................       19,966,875
      3,600,000  Wal-Mart Stores, Inc..............................      218,700,000
        500,000  Walgreen Co.......................................       20,656,250
                                                                     ---------------
                                                                         656,593,643
                                                                     ---------------
                 SOFTWARE & SERVICES -- 4.5%
       *300,000  America Online, Inc...............................       31,800,000
        898,200  Automatic Data Processing, Inc....................       65,456,325
     *1,000,000  Computer Sciences Corporation.....................       64,000,000
      1,650,000  First Data Corporation............................       54,965,625
     *1,900,000  Microsoft Corporation.............................      205,912,500
       *750,000  PeopleSoft, Inc...................................       35,250,000
                                                                     ---------------
                                                                         457,384,450
                                                                     ---------------
                 TRANSPORTATION -- 1.3%
      2,775,000  Southwest Airlines Co.............................       82,209,375
      1,230,000  Union Pacific Corp................................       54,273,750
                                                                     ---------------
                                                                         136,483,125
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- (CONTINUED)
                 UTILITIES -- 3.5%
        300,000  Ameritech Corporation.............................  $    13,462,500
      1,500,000  Bell Atlantic Corporation.........................       68,437,500
        600,000  Duke Energy Corporation...........................       35,550,000
        500,000  MCI Communications Corporation....................       29,062,500
      3,700,000  SBC Communications, Inc...........................      148,000,000
      1,300,000  WorldCom, Inc.....................................       62,968,750
                                                                     ---------------
                                                                         357,481,250
                                                                     ---------------
                 Total common stocks...............................  $ 6,372,805,905
                                                                     ---------------
                                                                     ---------------
 ASSET-BACKED SECURITIES -- 0.3%
                 Aesop AU 98-1
     30,000,000    6.14% due 05/20/06..............................  $    30,018,750
                                                                     ---------------
                                                                     ---------------
   PRINCIPAL
     AMOUNT
 --------------
 CORPORATE BONDS & NOTES -- 5.9%
                 FINANCIAL SERVICES -- 3.4%
                 Amerus Life Holdings
 $   17,905,000    6.95% due 06/15/05..............................  $    17,878,411
                 Amvescap Plc
     21,670,000    6.60% due 06/15/05..............................       21,899,420
                 Associate Corp. N.A.
     15,000,000    6.50% due 10/15/02..............................       15,240,075
                 Bank of Boston Corporation
     10,000,000    6.63% due 02/01/04..............................       10,177,600
                 Banponce Corp.
     14,825,000    6.75% due 12/15/05..............................       15,205,424
                 Bayerische Landesbank NY
     15,000,000    5.63% due 02/26/01..............................       14,886,150
                 CIT Group Holdings
     20,000,000    6.75% due 05/14/01..............................       20,412,700
                 Chase Manhattan Corp.
     10,000,000    8.50% due 02/15/02..............................       10,785,640
                 Citicorp
     20,000,000    5.63% due 02/15/01..............................       19,785,460
                 Credit National Euro
     24,000,000    7.00% due 11/14/05..............................       24,480,000
                 Fairfax Financial Holdings
     10,000,000    7.75% due 12/15/03..............................       10,513,950
                 Finova Capital Corporation
     18,000,000    6.39% due 10/08/02..............................       18,190,602
                 First Interstate Bank
     12,000,000    9.00% due 11/15/04..............................       12,473,028
                 First Union Corp.
     25,000,000    6.40% due 04/01/08..............................       25,158,550
                 Fleet Financial Group
     20,000,000    6.88% due 01/15/28..............................       20,525,400
                 Heller Financial
     20,000,000    6.38% due 11/10/00..............................       20,097,420
                 Home Savings America
     15,000,000    6.00% due 11/01/00..............................       15,006,330
                 Lumbermens Mutual Casualty, Inc.
     10,000,000    9.15% due 07/01/26..............................       12,014,210
                 NationsBank Corp.
     20,000,000    7.80% due 09/15/16..............................       22,645,100
                 Travelers Group, Inc.
     10,000,000    6.25% due 12/01/05..............................       10,099,200
                 Travelers/Aetna P&C, Inc.
     10,000,000    6.75% due 04/15/01..............................       10,202,570
                                                                     ---------------
                                                                         347,677,240
                                                                     ---------------
   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 CORPORATE BONDS & NOTES -- (CONTINUED)

                 INDUSTRIAL MATERIALS -- 1.8%
                 Boise Cascade Office
 $   25,000,000    7.05% due 05/15/05..............................  $    25,203,825
                 Computer Associates International
     25,000,000    6.50% due 04/15/08..............................       25,109,800
                 E.W. Scripps Company
     19,420,000    6.38% due 10/15/02..............................       19,600,062
                 Honeywell Inc.
     13,135,000    6.60% due 04/15/01..............................       13,329,200
                 Husky Oil Ltd.
     15,000,000    6.88% due 11/15/03..............................       15,052,800
                 ICI Wilmington
     20,000,000    6.95% due 09/15/04..............................       20,813,360
                 Postal Square LP
      7,300,764    8.95% due 06/15/22..............................        9,450,619
                 Praxair Inc.
     25,000,000    6.15% due 04/15/03..............................       24,974,000
                 Williams Companies, Inc.
     20,000,000    6.50% due 11/15/02..............................       20,237,860
                 Zeneca Wilmington
     10,000,000    6.30% due 06/15/03..............................       10,090,090
                                                                     ---------------
                                                                         183,861,616
                                                                     ---------------
                 REAL ESTATE -- 0.2%
                 Liberty Property Trust (REIT)
     20,000,000    7.25% due 08/15/07..............................       20,346,980
                                                                     ---------------
                 UTILITIES -- 0.5%
                 Hydro Quebec
     15,000,000    7.37% due 02/01/03..............................       15,737,250
                 Pacific Gas & Electric
     11,000,000    7.88% due 03/01/02..............................       11,658,581
                 Southern California Gas Co.
     10,000,000    5.75% due 11/15/03..............................        9,901,760
                 US West Capital Funding Inc.
     15,710,000    6.88% due 07/15/28..............................       15,758,701
                                                                     ---------------
                                                                          53,056,292
                                                                     ---------------
                 Total corporate bonds & notes.....................  $   604,942,128
                                                                     ---------------
                                                                     ---------------
 FOREIGN GOVERNMENT BONDS -- 0.2%
                 City Of Naples, Italy
 $   17,000,000    7.52% due 07/15/06..............................  $    18,025,000
                                                                     ---------------
                                                                     ---------------
 MORTGAGE-BACKED SECURITIES -- 0.7%
                 ASC 97-D4 A-1D
 $   18,000,000    7.49% due 04/14/29..............................  $    19,582,560
                 Chase Commercial Mortgage 1997-A2
     25,000,000    7.37% due 02/19/07..............................       26,619,750
                 Newcourt EQ 97-1 A4
     28,500,000    6.19% due 06/20/05..............................       28,732,560
                                                                     ---------------
                 Total mortgage-backed securities..................  $    74,934,870
                                                                     ---------------
                                                                     ---------------
 MUNICIPAL BONDS -- 0.3%
                 Miami Beach, Florida
 $    7,000,000    8.80% due 12/01/15..............................  $     7,883,519
                 Mount Sinai School of Medicine NY
     20,000,000    6.00% due 07/01/03..............................       20,119,860
                                                                     ---------------
                 Total municipal bonds.............................  $    28,003,379
                                                                     ---------------
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 27.4%
                 U.S. TREASURY BONDS -- 6.3%
 $3,683,000,000    6.25% due 08/15/23..............................  $   393,875,184
    214,000,000    7.25% due 05/15/16..............................      250,781,250
                                                                     ---------------
                                                                         644,656,434
                                                                     ---------------
                 U.S. TREASURY NOTES -- 18.2%
    584,000,000    5.75% due 10/31/00 - 08/15/03...................      589,190,075
    200,000,000    6.25% due 05/31/00..............................      202,625,000
    550,000,000    6.50% due 08/15/05 - 10/15/06...................      582,562,650
    207,000,000    7.25% due 05/15/04 - 08/15/04...................      224,962,866
    213,000,000    7.50% due 11/15/07 - 02/15/05...................      228,227,294
     34,000,000    7.75% due 12/31/99..............................       35,062,500
                                                                     ---------------
                                                                       1,862,630,385
                                                                     ---------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.9%
     49,640,684    6.00% due 06/15/24 - 05/15/28...................       48,477,120
    148,389,652    6.50% due 03/15/26 - 06/15/28...................      148,018,677
     99,112,410    7.00% due 11/15/23 - 11/15/24...................      100,938,336
      2,849,002    9.00% due 06/20/16 - 07/20/16...................        3,069,201
                                                                     ---------------
                                                                         300,503,334
                                                                     ---------------
                 Total U.S. treasuries & federal agencies..........  $ 2,807,790,153
                                                                     ---------------
                                                                     ---------------
 SHORT-TERM SECURITIES -- 2.3%
                 REPURCHASE AGREEMENT
 $  235,723,000    Interest in $1,111,215,000 joint repurchase
                   agreement with State Street Bank dated 06/30/98
                   at 5.80%, to be repurchased at $235,760,978 on
                   07/01/98; (collateralized by $421,318,000 U.S.
                   Treasury Notes 5.75%-7.825% due
                   05/15/99-11/15/04, 563,474,000 U.S. Treasury
                   Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                   121,000,000 U.S. Treasury Strips (principal) 0%
                   due 08/15/04-8/15/07 and 5,423,000 U.S. Treasury
                   Bills 0% due 08/13/98)..........................  $   235,723,000
                                                                     ---------------
                                                                     ---------------

                                                                      MARKET
                                                                       VALUE
                                                                  ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,654,306,296).............    62.2%  $ 6,372,805,905
 Total asset-backed securities (cost $29,978,508)......     0.3        30,018,750
 Total corporate bonds & notes (cost $592,149,221).....     5.9       604,942,128
 Total foreign government bonds (cost $17,000,000).....     0.2        18,025,100
 Total mortgage-backed securities (cost $72,776,702)...     0.7        74,934,870
 Total municipal bonds (cost $27,012,672)..............     0.3        28,003,379
 Total U.S. treasuries & federal agencies (cost
   $2,686,465,626).....................................    27.4     2,807,790,153
 Total short-term securities (cost $235,723,000).......     2.3       235,723,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $7,315,414,025).........................    99.3    10,172,243,285
 Excess of cash, receivables and other assets over
   liabilities ........................................     0.7        71,612,363
                                                         ------   ---------------
 Net assets............................................   100.0%  $10,243,855,648
                                                         ------   ---------------
                                                         ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 6,000,000,000 shares
   authorized; 3,637,653,871 shares outstanding................   $   363,765,387
 Capital surplus...............................................     6,551,416,345
 Accumulated undistributed net investment income...............       108,394,386
 Accumulated undistributed net realized gain on investments....
                                                                      363,450,270
 Unrealized appreciation of investments........................     2,856,829,260
                                                                  ---------------
 Net assets....................................................   $10,243,855,648
                                                                  ---------------
                                                                  ---------------
Class IA
Net asset value per share ($10,237,519,510  DIVIDED BY
  3,631,548,444 shares outstanding)....................  $2.82
                                                         -----
                                                         -----
Class IB
Net asset value per share ($6,336,138  DIVIDED BY
  6,105,427 shares outstanding)........................  $1.04
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- 92.8%
              AEROSPACE & DEFENSE -- 3.8%
   1,550,000  Boeing Company (The)..............................  $   69,071,875
  *1,652,900  Loral Space & Communications Ltd..................      46,694,425
     369,500  Northrop Grumman Corporation......................      38,104,687
   1,050,000  Precision Castparts Corporation...................      56,043,750
                                                                  --------------
                                                                     209,914,737
                                                                  --------------
              BUSINESS SERVICES -- 1.3%
     298,915  Aztec Technology Partners.........................       2,279,228
    *934,900  Ionics, Inc.......................................      34,474,437
     970,000  Manpower, Inc.....................................      27,826,875
     149,458  Navigant International, Inc.......................       1,270,389
    *373,644  U.S. Office Products Company......................       7,286,058
     199,276  Workflow Management, Inc..........................       1,606,665
                                                                  --------------
                                                                      74,743,652
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 5.1%
  *1,075,000  3Com Corporation..................................      32,989,062
    *694,200  Cisco Systems, Inc................................      63,909,787
   1,318,000  ECI Telecommunications............................      49,919,250
    *373,300  Elsag Bailey Process Auto NV......................       8,982,531
   1,384,050  General Cable Corporation.........................      39,964,443
     712,200  Lucent Technologies, Inc..........................      59,246,137
  *1,000,000  Oak Industries, Inc...............................      35,375,000
                                                                  --------------
                                                                     290,386,210
                                                                  --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.0%
  *3,400,000  EMC Corporation...................................     152,362,500
  *1,000,000  Komag Inc.........................................       5,343,750
    *687,200  Seagate Technology, Inc...........................      16,363,950
  *1,331,250  Symbol Technologies, Inc..........................      50,254,687
                                                                  --------------
                                                                     224,324,887
                                                                  --------------
              CONSUMER NON-DURABLES -- 1.3%
   1,000,000  Kimberly-Clark Corporation........................      45,875,000
  *1,335,200  Quiksilver Inc....................................      27,019,300
                                                                  --------------
                                                                      72,894,300
                                                                  --------------
              CONSUMER SERVICES -- 2.3%
    *749,800  American Skiing Corporation.......................       9,747,400
     950,000  Berg Electronics Corp.............................      18,584,375
    *986,250  Cheesecake Factory, Inc. (The)....................      22,313,906
      89,800  Harman International Industries, Inc..............       3,457,300
   1,600,000  International Game Technology.....................      38,800,000
  *1,817,000  Mirage Resorts, Inc...............................      38,724,812
                                                                  --------------
                                                                     131,627,793
                                                                  --------------
              ELECTRONICS -- 6.5%
    *660,000  Altera Corporation................................      19,511,250
    *883,333  Analog Devices, Inc...............................      21,696,866
    *800,000  Credence Systems Corporation......................      15,200,000
    *426,900  Lattice Semiconductor Corporation.................      12,126,628
   1,250,001  Molex, Inc........................................      29,218,779
   1,400,000  Philips Electronics N.V. NY Shares................     119,000,000
     120,000  SCI Systems, Inc..................................       4,515,000
   1,100,000  Silicon Valley Group, Inc.........................      17,668,750
  *1,739,400  Solectron Corporation.............................      73,163,512

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              ELECTRONICS -- (CONTINUED)
     800,001  Thomas & Betts Corporation........................  $   39,400,049
  *1,003,206  Vishay Intertechnology, Inc.......................      17,995,007
                                                                  --------------
                                                                     369,495,841
                                                                  --------------
              ENERGY & SERVICES -- 5.1%
     360,600  Ashland, Inc......................................      18,615,975
   1,000,000  Eni ADS...........................................      65,000,000
    *940,700  Input Output, Inc.................................      16,756,218
    *755,100  J Ray McDermott SA................................      31,336,650
     920,200  Nordic American Tanker Shipping Ltd...............      13,860,512
     700,000  Repsol SA.........................................      38,500,000
   1,631,570  Transocean Offshore, Inc..........................      72,604,865
   1,110,000  YPF SA ADR........................................      33,369,375
                                                                  --------------
                                                                     290,043,595
                                                                  --------------
              FINANCIAL SERVICES -- 18.4%
   2,065,000  Ace Ltd...........................................      80,535,000
   1,150,000  Aetna Life Insurance and Annuity Company..........      87,543,750
   1,349,300  Ambac Financial Group, Inc........................      78,934,050
   1,200,000  Banc One Corporation..............................      66,975,000
   1,200,000  BankBoston Corporation............................      66,750,000
   1,000,000  Bear Stearns Cos, Inc.............................      56,875,000
     300,000  Citicorp..........................................      44,775,000
     850,000  Federal National Mortgage Association.............      51,637,500
  *1,280,000  FIRSTPLUS Financial Group, Inc....................      46,080,000
   1,800,000  GreenPoint Financial Corp.........................      67,725,000
    *377,500  Heller Financial, Inc.............................      11,325,000
  *1,300,000  Imperial Credit Industries, Inc...................      30,550,000
     761,200  Legg Mason, Inc...................................      43,816,575
   1,050,000  Marsh & McLennan Companies, Inc...................      63,459,375
     473,000  Merrill Lynch & Co., Inc..........................      43,634,250
     739,100  MMI Companies, Inc................................      18,340,437
   1,168,600  Morgan Stanley Dean Witter & Co...................     106,780,825
     468,400  Providian Financial Corporation...................      36,798,675
   1,050,000  Unibanco GDR......................................      30,975,000
                                                                  --------------
                                                                   1,033,510,437
                                                                  --------------
              FOOD, BEVERAGE & TOBACCO -- 0.5%
   1,378,000  Archer-Daniels-Midland Company....................      26,698,759
                                                                  --------------
              FOREIGN SECURITIES -- 3.5%
     154,000  Alcatel Alsthom...................................      31,355,125
  *7,000,000  Billiton PLC......................................      14,190,609
  *1,445,000  Corporation Geo SA de CV-Class B..................       7,749,135
   1,900,000  Eisai Co., Ltd....................................      25,874,551
   1,000,000  Siemans AG........................................      60,829,879
     160,000  UBS AG............................................      59,493,239
                                                                  --------------
                                                                     199,492,538
                                                                  --------------
              HEALTH CARE -- 13.1%
   1,600,000  Abbott Laboratories...............................      65,400,000
    *943,400  Biogen, Inc.......................................      46,226,600
  *2,200,000  Columbia/HCA Healthcare Corporation...............      64,075,000
   1,169,800  Depuy, Inc........................................      33,046,850
  *1,700,000  Genzyme Corporation...............................      43,456,250
    *500,000  Humana Inc........................................      15,593,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              HEALTH CARE -- (CONTINUED)
   1,725,000  ICN Pharmaceuticals, Inc..........................  $   78,810,937
    *731,400  IDX Systems Corporation...........................      33,690,112
  *1,135,000  Magellan Health Services, Inc.....................      28,800,625
  *2,370,000  Medpartners.......................................      18,960,000
   2,600,000  Pharmacia & Upjohn, Inc...........................     119,925,000
   1,650,000  Rhone-Poulenc SA..................................      92,709,375
     225,600  Vencor, Inc.......................................       1,635,600
    *750,000  Ventas, Inc.......................................      10,359,375
  *1,159,600  Wellpoint Health Networks, Inc....................      85,810,400
                                                                  --------------
                                                                     738,499,874
                                                                  --------------
              INDUSTRIAL MATERIALS -- 1.9%
   1,221,300  IMC Global, Inc...................................      36,791,662
     286,600  Owens Corning.....................................      11,696,862
   1,150,000  Titanium Metals Corporation.......................      25,371,875
  *1,200,000  UCAR International, Inc...........................      35,025,000
                                                                  --------------
                                                                     108,885,399
                                                                  --------------
              MANUFACTURING -- 0.8%
   1,170,000  Chicago Bridge & Iron Company NV..................      18,135,000
     705,000  Cognex Corporation................................      13,042,500
     262,713  Perkin-Elmer Corporation (The)....................      16,337,464
                                                                  --------------
                                                                      47,514,964
                                                                  --------------
              MEDIA & SERVICES -- 2.0%
  *1,400,000  ADC Telecommunications, Inc.......................      51,143,750
    *559,600  APT Satellite Holdings ADR........................       4,931,475
    *743,100  Capstar Broadcasting Corp. Class A................      18,670,387
     857,000  News Corporation Ltd. Sponsored ADR...............      24,210,250
    *600,000  Omnipoint Corporation.............................      13,762,500
                                                                  --------------
                                                                     112,718,362
                                                                  --------------
              REAL ESTATE -- 1.8%
   2,000,000  Beacon Capital Corp. (Reit)**.....................      40,000,000
    *350,400  Boston Properties, Inc............................      12,088,800
    *261,500  Security Capital Group Incorporated - Class B.....       6,962,437
    *900,000  Starwood Hotels & Resorts.........................      43,481,250
                                                                  --------------
                                                                     102,532,487
                                                                  --------------
              RETAIL -- 3.9%
   1,600,000  Cendant Corporation...............................      33,400,000
  *2,120,000  CompUSA, Inc......................................      38,292,500
  *1,150,000  Consolidated Stores Corporation, Inc..............      41,687,500
   1,200,000  Gap, Inc..........................................      73,950,000
     375,000  Home Depot, Inc. (The)............................      31,148,437
                                                                  --------------
                                                                     218,478,437
                                                                  --------------
              SOFTWARE & SERVICES -- 8.1%
    *800,000  America Online, Inc...............................      84,800,000
    *825,000  Ceridian Corporation..............................      48,468,750
    *517,800  Cognos Corporation................................      13,794,515
  *1,350,000  Compuware Corporation.............................      69,018,750
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              SOFTWARE & SERVICES -- (CONTINUED)

   1,000,000  Electronic Data Systems Corporation...............  $   40,000,000
   1,240,218  First Data Corporation............................      41,314,762
     111,800  Intuit, Inc.......................................       6,847,750
  *1,500,000  Learning Company, Inc. (The)......................      44,437,500
    *300,000  Microsoft Corporation.............................      32,512,500
    *550,000  PeopleSoft, Inc...................................      25,850,000
    *562,200  Policy Management Systems Corporation.............      22,066,350
  *2,000,000  Rational Software Corporation.....................      30,500,000
                                                                  --------------
                                                                     459,610,877
                                                                  --------------
              TRANSPORTATION -- 2.2%
    *852,600  AMR Corporation...................................      70,978,950
   1,000,000  Canadian Pacific Ltd..............................      28,375,000
   1,423,750  Werner Enterprises, Inc...........................      27,140,234
                                                                  --------------
                                                                     126,494,184
                                                                  --------------
              UTILITIES -- 5.1%
  *1,886,500  Calpine Corporation...............................      38,083,718
    *500,000  Companie Generale de Geophysique SA...............      14,687,500
   1,400,000  Empresa Nacional de Electricidad SA...............      19,950,000
   1,882,000  Endesa S.A........................................      40,698,250
   1,011,600  MCI Communications Corporation....................      58,799,250
  *2,400,000  WorldCom, Inc.....................................     116,250,000
                                                                  --------------
                                                                     288,468,718
                                                                  --------------
              WASTE MANAGEMENT -- 2.1%
  *1,781,000  Republic Industries, Inc..........................      44,525,000
   2,100,000  Waste Management, Inc.............................      73,500,000
                                                                  --------------
                                                                     118,025,000
                                                                  --------------
              Total common stocks...............................  $5,204,361,042
                                                                  --------------
                                                                  --------------
 PREFERRED STOCKS -- 1.5%
              CONSUMER SERVICES -- 0.1%
  *1,094,544  SGW Holdings Corporation***.......................  $    6,911,717
                                                                  --------------
              FINANCIAL SERVICES -- 1.0%
   1,280,000  Union Pacific Cap Trust...........................      58,720,000
                                                                  --------------
              MANUFACTURING -- 0.4%
   1,228,000  Cooper Industries, Inc............................      21,643,500
                                                                  --------------
              Total preferred stocks............................  $   87,275,217
                                                                  --------------
                                                                  --------------
  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.3%
              FOOD, BEVERAGE & TOBACCO
              Unisys Corp.**
 $15,000,000    12.00% due 04/15/03.............................  $   16,912,500
                                                                  --------------
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
  PRINCIPAL                                                           VALUE
   AMOUNT                                                         --------------
 -----------
 SHORT-TERM SECURITIES -- 4.7%
              REPURCHASE AGREEMENT
 $262,420,000   Interest in $1,111,215,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.80%, to be repurchased at $262,462,279 on
                07/01/98; (collateralized by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825% due
                05/15/99-11/15/04, 563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                121,000,000 U.S. Treasury Strips (principal) 0%
                due 08/15/04-08/15/07 and 5,423,000 U.S.
                Treasury Bills 0% due 08/13/98).................  $  262,420,000
                                                                  --------------
                                                                  --------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,908,907,022).............   92.8 %  $ 5,244,361,042
 Total preferred stocks (cost $92,022,168).............    1.5         87,275,217
 Total corporate notes (cost $15,293,984)..............    0.3         16,912,500
 Total short-term securities (cost $262,420,000).......    4.7        262,420,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $4,278,643,174).........................   99.3      5,610,968,759
 Excess of cash, receivables and other assets over
   liabilities.........................................    0.7         37,329,106
                                                         ------   ---------------
 Net assets............................................  100.0 %  $ 5,648,297,865
                                                         ------   ---------------
                                                         ------   ---------------
                                                                      MARKET
                                                                       VALUE
                                                                  ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:

 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,220,826,223 shares outstanding................   $   122,082,622
 Capital surplus...............................................     4,001,959,789
 Accumulated undistributed net investment income...............        17,629,655
 Accumulated undistributed net realized gain on investments....
                                                                      174,938,982
 Unrealized appreciation of investments........................     1,332,325,585
 Unrealized depreciation on forward currency contracts.........          (567,810)
 Unrealized depreciation on translation on other assets and
   liabilities in foreign currencies...........................           (70,958)
                                                                  ---------------
 Net assets....................................................    $5,648,297,865
                                                                  ---------------
                                                                  ---------------

Class IA
Net asset value per share ($5,646,451,781  DIVIDED BY
  1.218,952,381 shares outstanding)....................  $4.63
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,846,076  DIVIDED BY
  1,873,842 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $56,912,500 or 1% of net assets.
*** Restricted security (See Note 2)

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                      AGGREGATE   DELIVERY   UNREALIZED
 DESCRIPTION            TOTAL VALUE  FACE VALUE     DATE    DEPRECIATION
 ---------------------  -----------  -----------  --------  -------------
 Brazilian Real (Sell)  $26,307,810  $25,740,000  08/19/98   $(567,810)
                                                            -------------
                                                            -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
ASSET-BACKED SECURITIES -- 0.8%
             Corestates Home Equity Trust,
             Series 94-1, Class A
$ 2,625,126    6.65% due 05/15/09..............................  $   2,657,677
                                                                 --------------
                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.9%
             Asset Securitization Corporation
             Series 1997-MD7, Class A1B
  5,000,000    7.41% due 01/13/30..............................  $   5,383,285
             BankAmerica Manufactured Housing
  5,000,000    6.31% due 10/10/10..............................      5,046,450
             Bear Stearns Mortgage Securities, Inc. Series
             95-1, Class 1A
  3,424,371    6.48% due 05/25/10..............................      3,438,445
             Chase Manhattan RV Owner Trust
  3,000,000    6.32% due 02/15/08..............................      3,023,160
             Chase Mortgage Finance Corp. Series 93-C2, Class
             2A-3
  1,361,367    8.25% due 01/25/24..............................      1,365,586
             Countrywide Home Loans
  4,143,160    7.50% due 04/25/27..............................      4,196,014
             Countrywide Home Loans
  4,937,055    6.50% due 06/25/13..............................      4,916,997
             Countrywide Mortgage Backed Securities, Inc.,
             Series 93-C, Class A1
  1,500,000    6.28% due 01/15/03..............................      1,503,046
             DLJ Mortgage Acceptance Corporation Series 96-I,
             Class B1
    477,439    7.25% due 09/25/11..............................        491,016
             DLJ Mortgage Acceptance Corporation Series 96-I,
             B2
    159,146    7.25% due 09/25/11..............................        162,080
             GE Capital Mortgage Services, Inc. Series 94-21,
             Class A
  6,251,451    6.50% due 08/25/09..............................      6,283,083
             GE Capital Mortgage Services, Inc. Series 94-26,
             Class A
  6,040,006    6.98% due 07/25/09..............................      6,120,639
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class B2
    563,741    6.75% due 02/25/11..............................        562,731
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class M
  1,689,426    6.75% due 02/25/11..............................      1,706,371
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B1
    570,848    6.75% due 06/25/11..............................        574,152
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B2
    570,848    6.75% due 06/25/11..............................        569,848
             GE Capital Mortgage 98-7a
  4,807,448    6.50% due 04/25/13..............................      4,808,740
             GGP 1997 C1 A1
  1,000,000    6.54% due 01/15/04..............................      1,019,062
             GSMGT 97gl A2b
  2,000,000    6.86% due 07/13/30..............................      2,080,140

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)

             Housing Securities, Inc.
             Series 93-E, Class E15
$ 3,470,165    10.00% due 09/25/08.............................  $   3,672,683
             Midland Realty Corp. 1996-c2 A1
    779,434    7.02% due 01/25/29..............................        802,520
             Morgan Stanley Capital Ser 1997-c1
    930,000    7.63% due 02/15/20                                    1,000,112
             Nascor Series 1998-16 Cl Pt
  4,250,000    8.50% due 05/31/13..............................      4,244,687
             PNC Mortgage Securities Corp. Series 96-2, Class
             B1
    576,525    6.60% due 02/25/11..............................        576,588
             PNC Mortgage Securities Corp. Series 96-2, Class
             B2
    192,175    6.60% due 02/25/11..............................        194,030
             PNC Mortgage Securities Corp. Series 96-2, Class
             B3
    307,480    6.60% due 02/25/11..............................        305,278
             Prudential Home Mortgage Securities Co. Series
             93-H, Class 2B
  4,438,181    6.76% due 09/28/08..............................      4,466,985
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B1
  1,124,244    6.75% due 03/25/11..............................      1,140,554
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B2
    561,672    6.75% due 03/25/11..............................        565,019
             Residential Funding Mortgage Sec I Series 95-S18,
             Class M3
    689,224    7.00% due 01/25/10..............................        706,502
             Residential Funding Mortgage Sec I Series 96-S11,
             Class M3
    262,046    7.00% due 04/25/11..............................        268,551
             Residential Funding Mortgage Sec I Series 96-S19,
             Class M3
    488,742    7.50% due 09/25/11..............................        505,857
             Residential Funding Mortgage Sec I Series 96-S5,
             Class M3
    538,309    6.75% due 02/25/11..............................        546,769
                                                                 --------------
             Total collateralized mortgage obligations.........  $  72,246,980
                                                                 --------------
                                                                 --------------
CORPORATE NOTES -- 1.5%
             ERP Operating LP
  5,000,000    6.63% due 04/13/05..............................  $   5,023,635
                                                                 --------------
                                                                 --------------
FEDERAL AGENCIES -- 67.9%
             FEDERAL HOME LOAN
             MORTGAGE ASSOCIATION -- 13.3%
  2,257,390  10.00% due 09/01/05 - 11/01/20....................  $   2,452,433
 15,073,792  6.50% due 02/01/09 - 06/01/26.....................     15,098,171
  8,526,940  7.00% due 12/01/10 - 03/01/26.....................      8,662,859
  2,404,246  7.50% due 01/01/24 - 06/01/25.....................      2,466,222
  4,277,018  8.00% due 02/01/13 - 11/01/24.....................      4,423,844
  3,400,089  8.50% due 07/01/01 - 05/01/25.....................      3,531,544
  3,191,026  9.00% due 10/15/01 - 10/01/06.....................      3,294,867
  3,641,961  9.50% due 11/01/08................................      3,810,219
                                                                 --------------
                                                                    43,740,159
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
FEDERAL AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.3%
$   716,191  11.00% due 04/01/09...............................  $     801,382
  1,000,113  6.00% due 05/01/13................................        988,857
 19,687,739  6.50% due 02/01/13 - 07/25/28.....................     19,716,785
 29,340,700  7.00% due 05/01/09 - 07/25/28.....................     29,808,289
 24,551,166  7.50% due 02/01/10 - 07/25/28.....................     25,220,280
  1,960,895  8.00% due 04/01/22................................      2,034,879
  1,829,753  8.50% due 06/25/19 - 07/01/25.....................      1,908,698
  2,629,427  9.00% due 05/01/21 - 09/01/21.....................      2,784,299
                                                                 --------------
                                                                    83,263,469
                                                                 --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 29.3%
    114,144  12.00% due 05/15/15...............................        130,424
 39,228,950  7.50% due 11/15/09 - 07/15/28.....................     40,336,512
  1,709,362  10.00% due 11/15/09 - 05/15/13....................      1,880,169
    453,455  11.00% due 02/15/10 - 09/15/10....................        506,563
     35,430  11.25% due 01/15/01...............................         37,331
     59,431  12.50% due 06/15/14 - 08/15/15....................         69,309
     25,668  13.00% due 11/15/14...............................         30,283
 10,000,000  6.50% due 07/15/98................................      9,974,930
 17,804,595  7.00% due 01/15/24 - 07/15/28.....................     18,094,479
 17,989,459  8.00% due 02/15/01 - 11/29/27.....................     18,660,932
  2,269,344  8.50% due 06/15/17 - 02/15/25.....................      2,397,263
  1,341,115  9.00% due 01/15/25 - 12/15/25.....................      1,437,997
  2,852,959  9.50% due 10/15/09 - 11/15/09.....................      3,107,442
                                                                 --------------
                                                                    96,663,634
                                                                 --------------
             Total federal agencies............................  $ 223,667,262
                                                                 --------------
                                                                 --------------
SHORT-TERM SECURITIES -- 27.7%
             COMMERCIAL PAPER -- 12.1%
             American Express Credit
  5,000,000    5.53% due 07/21/98..............................  $   4,984,638
             Associates Corporation of North America
  5,000,000    5.53% due 07/14/98..............................      4,990,015
             Bell Atlantic Financial Services
  5,000,000    5.53% due 07/21/98..............................      4,984,638
             Ford Motor Credit Corp.
  5,000,000    5.51% due 07/14/98..............................      4,990,051
             General Motors Acceptance Corp.
  5,000,000    5.51% due 07/21/98..............................      4,984,694
 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
SHORT-TERM SECURITIES -- (CONTINUED):
             COMMERCIAL PAPER -- (CONTINUED)

             Goldman Sachs Group, L.P. (The)
$ 5,000,000    5.52% due 07/20/98..............................  $   4,985,433
             Merrill Lynch & Co., Inc.
  5,000,000    5.58% due 07/14/98..............................      4,989,925
             Salomon Smith Barney, Inc.
  5,000,000    5.55% due 07/15/98..............................      4,989,208
                                                                 --------------
                                                                    39,898,602
                                                                 --------------
             REPURCHASE AGREEMENT -- 15.6%
$51,220,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.90% to be repurchased at $51,228,394 on
               July 1, 1998; (Collateralized by $131,291,000
               U.S. Treasury Bonds 6.5% due 11/15/26)..........  $  51,220,000
                                                                 --------------
             Total short-term securities.......................  $  91,118,602
                                                                 --------------
                                                                 --------------

 DIVERSIFICATION OF NET ASSETS:
 Total asset-backed securities (cost $2,591,938)....    0.8 %  $     2,657,677
 Total collateralized mortgage obligations
   (cost $71,027,101)...............................   21.9         72,246,980
 Total corporate notes (cost $5,000,000)............    1.5          5,023,635
 Total U.S. treasuries & Federal agencies (cost
   $220,448,316)....................................   67.9        223,667,262
 Total short-term securities (cost $91,118,602).....   27.7         91,118,602
                                                      ------   ---------------
 Total investment in securities
   (total cost $390,185,957)........................  119.9        394,714,156
 Excess of liabilities over cash, receivables and
   other assets.....................................  (19.9)       (65,403,846)
                                                      ------   ---------------
 Net assets (applicable to $1.11 per share based on
   295,977,969 shares outstanding)..................  100.0%   $   329,310,310
                                                      ------   ---------------
                                                      ------   ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 800,000,000
   shares authorized; 295,977,969 shares outstanding........   $    29,597,797
 Capital surplus............................................       293,734,134
 Accumulated undistributed net investment income............         9,741,147
 Accumulated net realized loss on investments...............        (8,329,063)
 Unrealized appreciation of investments.....................         4,528,199
 Unrealized appreciation on option contracts*...............            38,096
                                                               ---------------
 Net assets, applicable to shares outstanding...............   $   329,310,310
                                                               ---------------
                                                               ---------------

* At June 30, 1998, the Fund had an open Interest Rate Swap Option with Morgan Guarantee Trust Company. The Option had a notional value of $10,523,805 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                             MARKET
 ---------                                                           VALUE
                                                                 --------------
 COMMON STOCKS -- 98.5%
             AEROSPACE & DEFENSE -- 1.8%
    96,000   Allied Signal, Inc................................  $    4,260,000
   171,498   Boeing Company (The)..............................       7,642,379
    21,400   General Dynamics Corp.............................         995,100
    33,100   Lockheed Martin Corp..............................       3,504,462
    11,400   Northrop Grumman Corp.............................       1,175,625
    57,423   Raytheon Co. Class B..............................       3,395,134
    34,200   Rockwell International Corp.......................       1,643,737
    28,000   Textron, Inc......................................       2,007,250
    39,700   United Technologies Corp..........................       3,672,250
                                                                 --------------
                                                                     28,295,937
                                                                 --------------
             BUSINESS SERVICES -- 0.4%
    13,800   DeLuxe Corp.......................................         494,212
    14,300   Fluor Corp........................................         729,300
     6,900   Foster Wheeler Corp...............................         147,918
    22,900   Ikon Office Solutions.............................         333,481
    15,000   Moore Corp. Ltd...................................         198,750
     7,300   National Service Industries, Inc..................         371,387
    24,800   R.R. Donnelly & Sons Company......................       1,134,600
    10,200   SuperValu, Inc....................................         452,625
    67,800   Sysco Corp........................................       1,481,125
    16,900   W.W. Grainger, Inc................................         841,831
                                                                 --------------
                                                                      6,185,229
                                                                 --------------
             COMMUNICATIONS EQUIPMENT -- 3.6%
   *60,400   3Com Corp.........................................       1,853,525
    15,050   Andrew Corp.......................................         271,840
    32,800   Ascend Communications, Inc........................       1,625,650
    37,400   Bay Networks, Inc.................................       1,206,150
    26,900   Cabletron Systems, Inc............................         361,468
   173,150   Cisco Systems, Inc................................      15,940,621
    20,100   DSC Communications Corporation....................         603,000
    25,100   General Instrument Corporation....................         682,406
    13,600   Harris Corp.......................................         607,750
   222,800   Lucent Technologies, Inc..........................      18,534,175
   101,600   Motorola, Inc.....................................       5,340,350
    88,600   Northern Telecom Ltd..............................       5,028,050
    14,400   Raychem Corp......................................         425,700
    13,500   Scientific Atlanta, Inc...........................         342,562
    30,900   Tellabs, Inc......................................       2,213,212
                                                                 --------------
                                                                     55,036,459
                                                                 --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 4.3%
    11,700   Adobe System Inc..................................         496,518
    22,600   Apple Computer, Inc...............................         648,337
   280,297   Compaq Computer Corp..............................       7,953,427
     8,300   Data General Corp.................................         123,981
   109,500   Dell Computer Corp................................      10,162,968
   *84,400   EMC Corp..........................................       3,782,175
    26,400   Gateway 2000 Inc..................................       1,336,500
   175,900   Hewlett-Packard Co................................      10,532,012
   160,200   International Business Machines Corp..............      18,392,962
    36,000   Micron Technology Inc.............................         893,250
    46,500   Pitney Bowes, Inc.................................       2,237,933
   *41,200   Seagate Technology, Inc...........................         981,075
    64,300   Sun Microsystems, Inc.............................       2,793,031
    42,500   Unisys Corp.......................................       1,200,625
    55,400   Xerox Corp........................................       5,630,025
                                                                 --------------
                                                                     67,164,819
                                                                 --------------

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             CONSUMER DURABLES -- 2.0%
   110,300   Chrysler Corp.....................................  $    6,218,162
    13,400   Cooper Tire & Rubber Co...........................         276,375
    10,800   Echlin, Inc.......................................         529,875
   206,200   Ford Motor Co.....................................      12,165,800
   113,600   General Motors Corp...............................       7,583,218
    30,450   Genuine Parts Co..................................       1,052,428
    26,600   Goodyear Tire & Rubber Co. (The)..................       1,714,037
    20,100   ITT Industries, Inc...............................         751,237
    21,000   TRW, Inc..........................................       1,147,125
                                                                 --------------
                                                                     31,438,257
                                                                 --------------
             CONSUMER NON-DURABLES -- 3.8%
     9,700   Alberto Culver Co. Class B........................         281,300
    22,500   Avon Products, Inc................................       1,743,750
    16,200   Black & Decker Corporation (The)..................         988,200
     4,200   Briggs & Stratton Corporation.....................         157,237
    10,100   Centex Corp.......................................         381,275
    17,600   Clorox Company (The)..............................       1,678,600
    50,300   Colgate Palmolive Co..............................       4,426,400
     6,200   Fleetwood Enterprises, Inc........................         248,000
    12,400   Fruit of the Loom, Inc............................         411,525
   190,500   Gillette Company (The)............................      10,798,968
    18,600   International Flavors & Fragrances, Inc...........         807,937
     6,600   Kaufman & Broad Home Corp.........................         209,550
    94,600   Kimberly-Clark Corp...............................       4,339,775
    11,400   Liz Claiborne, Inc................................         595,650
    28,100   Masco Corp........................................       1,700,050
    16,200   Maytag Corp.......................................         799,875
    27,100   Newell Co.........................................       1,349,918
    49,400   NIKE, Inc. Class B................................       2,405,162
   228,400   Proctor & Gamble Company (The)....................      20,798,675
     9,600   Reebok International Ltd..........................         265,800
    25,500   Rubbermaid, Inc...................................         846,281
     6,200   Russell Corp......................................         187,162
    10,400   Snap-On, Inc......................................         377,000
     3,400   Springs Industries, Inc...........................         156,825
    15,200   Stanley Works (The)...............................         631,750
    10,400   Tupperware Corp...................................         292,500
    20,800   V F Corp..........................................       1,071,200
    12,800   Whirlpool Corp....................................         880,000
                                                                 --------------
                                                                     58,830,365
                                                                 --------------
             CONSUMER SERVICES -- 0.8%
    17,000   Brunswick Corporation.............................         420,750
    25,200   Darden Restaurants, Inc...........................         400,050
    55,300   Eastman Kodak Company.............................       4,040,356
    17,800   H & R Block, Inc..................................         749,825
    17,200   Harrah's Entertainment, Inc.......................         399,900
    22,660   Hasbro, Inc.......................................         890,428
    42,500   Hilton Hotels Corp................................       1,211,250
    43,400   Marriott International, Inc.......................       1,405,075
    49,400   Mattel, Inc.......................................       2,090,237
   *30,500   Mirage Resorts, Incorporated......................         650,031
     7,600   Polaroid Corp.....................................         270,275
    22,400   Wendy's International, Inc........................         526,400
                                                                 --------------
                                                                     13,054,577
                                                                 --------------
             ELECTRONICS -- 5.7%
    24,100   Advanced Micro Devices, Inc.......................         411,206
    37,600   AMP, Inc..........................................       1,289,062
    62,300   Applied Materials, Inc............................       1,837,850
     7,700   EG & G, Inc.......................................         231,000
    75,400   Emerson Electric Co...............................       4,552,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             ELECTRONICS -- (CONTINUED)
   553,400   General Electric Co...............................  $   50,359,400
     7,400   General Signal Corp...............................         266,400
   288,000   Intel Corp........................................      21,348,000
    14,300   Johnson Controls, Inc.............................         817,781
    14,300   KLA-Tencor Corporation............................         395,931
    24,000   LSI Logic Corp....................................         553,500
    28,000   National Semiconductor Corp.......................         369,250
    32,000   Silicon Graphics, Inc.............................         388,000
     8,600   Tektronix, Inc....................................         304,225
    66,400   Texas Instruments, Inc............................       3,871,950
     9,400   Thomas & Betts Corp...............................         462,950
                                                                 --------------
                                                                     87,458,780
                                                                 --------------
             ENERGY & SERVICES -- 7.4%
    15,600   Amerada Hess Corp.................................         847,275
   162,900   Amoco Corp........................................       6,780,712
    10,200   Anadarko Petroleum Corporation....................         685,312
    16,200   Apache Corporation................................         510,300
    12,800   Ashland, Inc......................................         660,800
    54,600   Atlantic Richfield Co.............................       4,265,625
    28,900   Baker Hughes, Inc.................................         998,856
    30,020   Burlington Resources, Inc.........................       1,292,736
   111,700   Chevron Corp......................................       9,278,081
    16,200   Consolidated Natural Gas Company..................         953,775
    29,900   Dresser Industries, Inc...........................       1,317,468
   415,900   Exxon Corp........................................      29,658,868
    44,600   Halliburton Co....................................       1,987,487
     8,500   Helmerich & Payne, Inc............................         189,125
     8,100   Kerr-McGee Corp...................................         468,787
    10,300   McDermott International, Inc......................         354,706
   133,400   Mobil Corp........................................      10,221,775
    62,300   Occidental Petroleum Corp.........................       1,682,100
    18,000   Oryx Energy Co....................................         398,250
     8,100   Pennzoil Co.......................................         410,062
    44,700   Phillips Petroleum Co.............................       2,153,981
    14,700   Rowan Cos., Inc...................................         285,731
   364,700   Royal Dutch Petroleum Co. ADR.....................      19,990,118
    84,700   Schlumberger Ltd..................................       5,786,068
    40,654   Sempra Energy.....................................       1,128,147
    16,100   Sun Company, Inc..................................         624,881
    92,000   Texaco, Inc.......................................       5,491,250
    18,100   Coastal Corporation (The).........................       1,263,606
    49,100   USX-Marathon Group................................       1,684,743
    43,200   Union Pacific Resources Group Inc.................         758,700
    41,900   Unocal Corp.......................................       1,497,925
     9,300   Western Atlas, Inc................................         789,337
                                                                 --------------
                                                                    114,416,587
                                                                 --------------
             FINANCIAL SERVICES -- 17.4%
    27,100   Aetna Life Insurance & Annuity Co.................       2,062,987
    73,200   Allstate Corporation (The)........................       6,702,375
    79,100   American Express Co...............................       9,017,400
    46,302   American General Corp.............................       3,296,123
   122,450   American International Group, Inc.................      17,877,700
    29,250   Aon Corp..........................................       2,054,812
    58,963   Associates First Capital Corporation..............       4,532,780
   119,460   Banc One Corp.....................................       6,667,361
   116,000   BankAmercia Corp..................................      10,026,750
    49,400   BankBoston Corporation............................       2,747,875
    64,100   Bank of New York Company, Inc. (The)..............       3,890,068
    16,700   Bankers Trust NY Corp.............................       1,938,243
    24,300   BB&T Corporation..................................       1,643,287
     9,000   Beneficial Corp...................................       1,378,687
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             FINANCIAL SERVICES -- (CONTINUED)
    45,150   Charles Schwab Corporation (The)..................  $    1,467,375
   144,900   Chase Manhattan Corporation (The).................      10,939,950
    29,700   Chubb Corporation (The)...........................       2,387,137
    37,500   CIGNA Corporation.................................       2,587,500
    28,700   Cincinnati Financial..............................       1,101,362
    76,800   Citicorp..........................................      11,462,400
    26,850   Comerica, Inc.....................................       1,778,812
    34,300   Conseco Inc.......................................       1,603,525
    18,500   Countrywide Credit Industries Inc.................         938,875
    25,500   Equifax Inc.......................................         925,968
   115,200   Federal Home Loan Mortgage Corp...................       5,421,600
   176,100   Federal National Mortgage Association.............      10,698,075
    44,775   Fifth Third Bancorp...............................       2,820,825
    49,500   First Chicago Corp................................       4,386,937
   164,630   First Union Corp..................................       9,589,697
    48,300   Fleet Financial Group, Inc........................       4,033,050
    43,000   Franklin Resources, Inc...........................       2,322,000
    13,700   General Re Corp...................................       3,472,950
     9,700   Golden West Financial Corp........................       1,031,231
    23,200   Greentree Financial Corp..........................         993,250
    18,600   H.F. Ahmanson & Co................................       1,320,600
    54,700   Household International Corp......................       2,721,325
    32,600   Huntington Bancshares, Inc........................       1,092,100
    30,200   J.P. Morgan & Co., Inc............................       3,537,175
    19,400   Jefferson Pilot Corp..............................       1,123,987
    74,800   Keycorp...........................................       2,664,750
    20,100   Lehman Brothers Holdings, Inc.....................       1,559,006
    18,600   Lincoln National Corp.............................       1,699,575
    17,100   MBIA, Inc.........................................       1,280,362
    85,350   MBNA Corp.........................................       2,816,550
    19,900   MGIC Investment...................................       1,135,543
    43,350   Marsh & McLennan Companies, Inc...................       2,619,965
    43,300   Mellon Bank Corp..................................       3,014,762
    22,300   Mercantile Bancorporation Inc.....................       1,123,362
    58,800   Merrill Lynch & Co., Inc..........................       5,424,300
   101,975   Morgan Stanley Dean Witter Discover & Co..........       9,317,965
    55,900   National City Corp................................       3,968,900
   162,667   NationsBank Corp..................................      12,444,025
    19,000   Northern Trust Corporation........................       1,448,750
   128,400   Norwest Corp......................................       4,798,950
    51,900   PNC Bank Corp.....................................       2,792,868
    12,600   Progressive Corporation (The).....................       1,776,600
    17,300   Providian Corp....................................       1,359,131
    18,600   Republic New York Corp............................       1,170,637
    24,700   SAFECO Corp.......................................       1,122,306
    40,280   St. Paul Companies, Inc. (The)....................       1,694,277
    27,400   State Street Corporation..........................       1,904,300
    30,000   Summit Bancorp....................................       1,425,000
    35,900   SunTrust Banks, Inc...............................       2,919,118
    44,750   Synovus Financial Corp............................       1,062,812
    25,500   Torchmark Corporation.............................       1,166,625
    11,500   Transamerica Corporation..........................       1,323,937
   195,205   Travelers Group, Inc..............................      11,834,303
    24,200   UNUM Corporation..................................       1,343,100
   125,219   U.S. Bancorp......................................       5,384,417
    35,000   Wachovia Corporation..............................       2,957,500
    65,600   Washington Mutual, Inc............................       2,849,500
    14,800   Wells Fargo & Company.............................       5,461,200
                                                                 --------------
                                                                    268,458,550
                                                                 --------------
             FOOD, BEVERAGE & TOBACCO -- 7.2%
     6,300   Adolph Coors Company Class B......................         214,200
    83,400   Anheuser-Busch Cos., Inc..........................       3,935,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
    96,955   Archer-Daniels-Midland Company....................  $    1,878,503
    48,900   Bestfoods.........................................       2,839,256
    11,800   Brown-Forman Corporation Class B..................         758,150
    77,600   Campbell Soup Company.............................       4,122,500
   419,800   Coca-Cola Company (The)...........................      35,892,900
    80,800   ConAgra, Inc......................................       2,560,350
    29,200   Fortune Brands Inc................................       1,122,375
    28,900   General Mills, Inc................................       1,839,287
    62,200   H.J. Heinz Company................................       3,490,975
    24,300   Hershey Foods Corporation.........................       1,676,700
    70,000   Kellogg Company...................................       2,629,375
   253,500   PepsiCo, Inc......................................      10,441,031
   412,100   Philip Morris Companies, Inc......................      16,226,437
    23,600   Quaker Oats Company (The).........................       1,296,525
    18,200   Ralston Purina Company............................       2,125,987
    79,400   Sara Lee Corporation..............................       4,441,437
    58,900   Seagram Company Ltd. (The)........................       2,411,218
    25,830   Tricon Global Restaurants, Inc....................         818,488
    31,400   UST, Inc..........................................         847,800
   108,900   Unilever NV-New York Shares.......................       8,596,293
    19,700   Wrigley (W.M.) Jr. Company........................       1,930,600
                                                                 --------------
                                                                    112,095,824
                                                                 --------------
             HEALTH CARE -- 12.2%
   262,400   Abbott Laboratories...............................      10,725,600
    11,100   Allergan, Inc.....................................         514,782
    14,500   Alza Corporation..................................         627,125
   222,900   American Home Products Corporation and
               Subsidiaries....................................      11,535,075
    43,200   Amgen, Inc........................................       2,824,200
     9,400   Bausch & Lomb, Inc................................         471,175
    47,600   Baxter International, Inc.........................       2,561,475
    20,800   Becton, Dickinson and Company.....................       1,614,600
    19,000   Biomet, Inc.......................................         628,187
    33,100   Boston Scientific Corporation.....................       2,370,787
   169,300   Bristol-Myers Squibb Company......................      19,458,918
     9,700   C.R. Bard, Inc....................................         369,206
    18,700   Cardinal Health, Inc..............................       1,753,125
  *109,200   Columbia/HCA Healthcare Corporation...............       3,180,450
   188,900   Eli Lilly and Company.............................      12,479,206
    25,700   Guidant Corporation...............................       1,832,731
    68,000   Healthsouth Corporation...........................       1,814,750
    27,800   Humana, Inc.......................................         867,012
   229,000   Johnson & Johnson.................................      16,888,750
    20,100   Loews Corporation.................................       1,751,212
    12,400   Mallinckrodt, Inc.................................         368,125
    10,800   Manor Care, Inc...................................         415,125
    79,700   Medtronic, Inc....................................       5,080,875
   204,000   Merck & Co., Inc..................................      27,285,000
     7,400   Millipore Corporation.............................         201,650
    21,200   Pall Corporation..................................         434,600
   221,900   Pfizer, Inc.......................................      24,117,756
    86,400   Pharmacia & Upjohn, Inc...........................       3,985,200
    41,500   Pioneer Hi-Bred International, Inc................       1,717,062
   124,700   Schering-Plough Corporation.......................      11,425,637
    42,900   Service Corporation International.................       1,839,337
     4,500   Shared Medical Systems Corporation................         330,468
    14,300   St. Jude Medical, Inc.............................         526,418
    35,650   SunAmerica, Inc...................................       2,047,646
   *52,100   Tenet Healthcare Corporation......................       1,628,125
    32,000   United HealthCare Corporation.....................       2,032,000
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             HEALTH CARE -- (CONTINUED)
    12,900   United States Surgical Corporation................  $      588,562
   139,100   Warner-Lambert Company............................       9,650,062
                                                                 --------------
                                                                    187,941,994
                                                                 --------------
             INDUSTRIAL MATERIALS -- 4.1%
    18,400   ARMCO, Inc........................................         117,300
     6,900   ASARCO, Inc.......................................         153,525
    40,100   Air Products & Chemicals, Inc.....................       1,604,000
    38,700   Alcan Aluminum Ltd................................       1,069,087
    33,200   Allegheny Teledyne, Inc...........................         759,450
    29,300   Aluminum Company of America.......................       1,931,968
     6,900   Armstrong World Industries, Inc...................         464,887
    12,200   B.F. Goodrich Company (The).......................         605,425
    63,200   Barrick Gold Corp.................................       1,212,650
    39,100   Battle Mountain Gold Company......................         232,156
     9,000   Bemis Company, Inc................................         367,875
    21,800   Bethlehem Steel Corporation.......................         271,137
     9,600   Boise Cascade Corporation.........................         314,400
    16,400   Champion International Corporation................         806,675
    21,900   Crown Cork & Seal Company, Inc....................       1,040,250
    15,800   Cyprus Amax Minerals Company......................         209,350
    38,600   Dow Chemical Company (The)........................       3,732,137
   192,500   du Pont (E.I.) de Nemours & Co....................      14,365,312
    13,300   Eastman Chemical Company..........................         827,925
    21,900   Ecolab, Inc.......................................         678,900
    24,600   Englehard Corporation.............................         498,150
     5,900   FMC Corporation...................................         402,306
    30,600   Freeport-McMoran Copper & Gold, Inc...............         464,737
    15,800   Georgia-Pacific Corporation.......................         931,212
    10,200   Great Lakes Chemical Corporation..................         402,262
    16,400   Hercules, Inc.....................................         674,450
    35,900   Homestake Mining Company..........................         372,462
    28,300   Inco Ltd..........................................         385,587
     8,300   Inland Steel Industries, Inc......................         233,956
    51,400   International Paper Company.......................       2,210,200
    37,500   James River Corporation of Virginia...............       1,668,750
    18,700   Louisiana-Pacific Corporation.....................         341,275
    17,800   Mead Corporation (The)............................         565,150
   101,000   Monsanto Company..................................       5,643,375
    22,200   Morton International, Inc.........................         555,000
    11,300   Nalco Chemical Company............................         396,912
    26,593   Newmont Mining Corporation........................         628,259
    15,000   Nucor Corporation.................................         690,000
     9,100   Owens-Corning.....................................         371,393
    26,300   Owens-Illinois Group, Inc.........................       1,176,925
    30,300   PPG Industries, Inc...............................       2,107,743
    10,000   Phelps Dodge Corporation..........................         571,875
    41,800   Placer Dome, Inc..................................         491,150
     4,900   Potlatch Corporation..............................         205,800
    26,800   Praxair, Inc......................................       1,254,575
    12,600   Reynolds Metal Company............................         704,812
    10,400   Rohm & Haas Company...............................       1,080,950
    14,025   Sealed Air........................................         515,411
    29,400   Sherman-Williams Company (The)....................         973,875
    17,100   Sigma-Aldrich Corporation.........................         600,637
    16,900   Stone Container Corporation.......................         264,062
     9,600   Temple-Inland, Inc................................         517,200
    14,600   USX Corporation...................................         481,800
    11,900   Union Camp Corporation............................         590,537
    23,100   Union Carbide Corporation.........................       1,232,962
    12,600   W.R. Grace Co.....................................         214,987
    17,400   Westvaco Corporation..............................         491,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             INDUSTRIAL MATERIALS -- (CONTINUED)
    34,000   Weyerhaeuser Company..............................  $    1,570,375
    18,900   Willamette Industries, Inc........................         604,800
    16,400   Worthington Industries, Inc.......................         247,025
                                                                 --------------
                                                                     64,098,896
                                                                 --------------
             MANUFACTURING -- 2.4%
     4,800   Aeroquip-Vickers, Inc.............................         280,200
    19,900   Avery Dennison Corporation........................       1,069,625
     5,100   Ball Corporation..................................         204,956
    12,800   Case Corporation..................................         617,600
    62,300   Caterpillar, Inc..................................       3,294,112
     6,800   Cincinnati Milacron, Inc..........................         165,325
    20,600   Cooper Industries, Inc............................       1,131,712
    39,400   Corning Incorporated..............................       1,369,150
     7,800   Crane Co..........................................         378,787
     6,500   Cummins Engine Company, Inc.......................         333,125
    17,900   Dana Corporation..................................         957,650
    42,500   Deere & Company...................................       2,247,187
    37,800   Dover Corporation.................................       1,294,650
    12,200   Eaton Corporation.................................         948,550
     8,100   Harnischfeger Industries, Inc.....................         229,331
    21,700   Honeywell, Inc....................................       1,813,306
    42,500   Illinois Tool Works, Inc..........................       2,834,218
    28,150   Ingersoll-Rand Company............................       1,240,359
    69,500   Minnesota Mining & Manufacturing Company..........       5,712,031
     1,400   NACCO Industries, Inc.............................         180,950
    12,300   Navistar International Corporation................         355,162
    13,300   PACCAR, Inc.......................................         694,925
    18,850   Parker-Hannifin Corporation.......................         718,656
     8,300   Perkin-Elmer Corporation (The)....................         516,156
    29,000   Tenneco, Inc......................................       1,103,812
    27,100   Thermo Electron Corporation.......................         926,481
    10,700   Timken Company (The)..............................         329,693
    99,100   Tyco International, Ltd...........................       6,243,300
                                                                 --------------
                                                                     37,191,009
                                                                 --------------
             MEDIA & SERVICES -- 4.4%
    97,300   Airtouch Communications, Inc......................       5,685,968
  *122,100   CBS Corporation...................................       3,876,675
   *21,000   Clear Channel Communications, Inc.................       2,291,625
    27,600   Cognizant Corporation.............................       1,738,800
    62,600   Comcast Corporation Class A.......................       2,541,168
    29,000   Dun & Bradstreet Corporation (The)................       1,047,625
    16,400   Dow Jones & Company, Inc..........................         914,300
    48,300   Gannett Co., Inc..................................       3,432,318
    12,000   Harcourt General, Inc.............................         714,000
    72,900   HBO & Company.....................................       2,569,725
    23,150   Interpublic Group of Companies, Inc. (The)........       1,404,915
    12,500   King World Productions, Inc.......................         318,750
    13,500   Knight-Ridder, Inc................................         743,343
    16,900   McGraw-Hill Companies, Inc. (The).................       1,378,406
   103,200   Mediaone Group Inc................................       4,534,350
     9,000   Meredith Corporation..............................         422,437
    16,300   New York Times Company (The)......................       1,291,775
    46,500   Nextel Communications Inc.........................       1,156,687
    28,900   Omnicom Group, Inc................................       1,441,387
    86,200   TCI Communications, Inc...........................       3,313,312
   100,400   Time Warner, Inc..................................       8,577,925
    15,100   Times Mirror Co.-Class A..........................         949,412
    20,900   Tribune Co........................................       1,438,181
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             MEDIA & SERVICES -- (CONTINUED)
    60,100   Viacom, Inc.-Class B..............................  $    3,500,825
   115,900   Walt Disney Company (The).........................      12,176,743
                                                                 --------------
                                                                     67,460,652
                                                                 --------------
             REAL ESTATE -- 0.0%
     7,200   Pulte Corporation.................................         215,100
                                                                 --------------
             RETAIL -- 6.2%
       493   Abercrombie & Fitch...............................          21,691
    41,800   Albertson's, Inc..................................       2,165,762
    12,400   American Greetings Corporation....................         631,625
    46,500   American Stores Company...........................       1,124,718
    25,800   AutoZone, Inc.....................................         823,987
    65,000   CVS Corporation...................................       2,530,937
   144,745   Cendant Corporation...............................       3,021,551
    16,800   Circuit City Stores...............................         787,500
    18,300   Consolidated Stores Corporation...................         663,375
    36,500   Costco Companies, Inc.............................       2,301,781
    74,300   Dayton Hudson Corporation.........................       3,603,550
    18,900   Dillard's, Inc....................................         783,168
    35,700   Federated Department Stores, Inc..................       1,921,106
    67,350   Gap Inc...........................................       4,150,443
    10,200   Giant Food, Inc...................................         439,237
     8,500   Great Atlantic & Pacific Tea Company, Inc.
               (The)...........................................         214,906
   124,450   Home Depot, Inc. (The)............................      10,337,128
    42,600   J.C. Penney Company, Inc..........................       3,080,512
     6,600   Jostens, Inc......................................         159,225
    83,100   Kmart Corporation.................................       1,599,675
    43,400   Kroger Company (The)..............................       1,860,775
    38,400   Limited Inc. (The)................................       1,272,000
     6,600   Longs Drug Store Corporation......................         190,575
    59,600   Lowe's Companies, Inc.............................       2,417,525
    39,300   May Department Stores Company (The)...............       2,574,150
   117,200   McDonald's Corporation............................       8,086,800
     6,300   Mercantile Stores Company, Inc....................         497,306
    13,200   Nordstrom, Inc....................................       1,019,700
    10,800   Pep Boys - Manny, Moe & Jack (The)................         204,525
    43,800   Rite Aid Corporation..............................       1,645,237
    66,700   Sears Roebuck & Co................................       4,072,868
    55,000   TJX Companies, Inc. (The).........................       1,326,875
    17,600   Tandy Corporation.................................         933,900
    47,400   Toys "R" Us, Inc..................................       1,116,862
    22,900   Venator Group Inc.................................         437,962
    84,200   Walgreen Co.......................................       3,478,512
   382,000   Wal-Mart Stores, Inc..............................      23,206,500
    25,300   Winn-Dixie Stores, Inc............................       1,295,043
                                                                 --------------
                                                                     95,998,992
                                                                 --------------
             SOFTWARE & SERVICES -- 4.2%
     7,900   Autodesk, Inc.....................................         305,137
    50,900   Automatic Data Processing, Inc....................       3,709,337
   *12,300   Ceridian Corporation..............................         722,625
    92,950   Computer Associates International, Inc............       5,164,534
   *26,500   Computer Sciences Corporation.....................       1,696,000
    75,700   First Data Corporation............................       2,521,756
  *418,600   Microsoft Corporation.............................      45,365,775
    59,700   Novell, Inc.......................................         761,175
   165,450   Oracle Corporation................................       4,063,865
    45,900   Parametric Technology Corporation.................       1,245,037
                                                                 --------------
                                                                     65,555,241
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 1.1%
    31,000   AMR Corporation...................................  $    2,580,750
    26,600   Burlington Northern Santa Fe Corporation..........       2,611,787
    37,100   CSX Corporation...................................       1,688,050
    12,700   Delta Air Lines, Inc..............................       1,641,475
    24,960   FDX Corporation...................................       1,566,240
    55,700   Laidlaw, Inc......................................         678,843
    64,200   Norfolk Southern Corporation......................       1,913,962
    13,000   Ryder Systems, Inc................................         410,312
    37,600   Southwest Airlines Co.............................       1,113,900
    42,100   Union Pacific Corporation.........................       1,857,662
    17,100   US Airways Group, Inc.............................       1,355,175
                                                                 --------------
                                                                     17,418,156
                                                                 --------------
             UTILITIES -- 9.2%
   276,500   AT&T Corp.........................................      15,795,062
    31,300   Alltel Corporation................................       1,455,450
    23,300   Ameren Corporation................................         926,175
    32,300   American Electric Power...........................       1,465,612
   186,100   Ameritech Corporation.............................       8,351,237
    25,100   Baltimore Gas & Electric Company..................         779,668
   264,362   Bell Atlantic Corporation.........................      12,061,516
   168,800   BellSouth Corporation.............................      11,330,700
    25,600   Carolina Power and Light Company..................       1,110,400
    36,100   Central and Southwest Corporation.................         970,187
    26,800   CINergy Corp......................................         938,000
    14,200   Columbia Gas System, Inc. (The)...................         789,875
    40,000   Consolidated Edison Company of New York, Inc......       1,842,500
    24,700   DTE Energy Co.....................................         997,262
    32,900   Dominion Resources, Inc...........................       1,340,675
    61,252   Duke Energy Corporation...........................       3,629,181
     3,500   Eastern Enterprises...............................         150,062
    61,600   Edison International..............................       1,821,050
    55,900   Enron Corp........................................       3,022,093
    41,500   Entergy Corporation...............................       1,193,125
    31,000   FPL Group, Inc....................................       1,953,000
    39,200   Firstenergy Corp..................................       1,205,400
    29,100   Frontier Corporation..............................         916,650
    21,600   GPU, Inc..........................................         816,750
   163,000   GTE Corporation...................................       9,066,875
    50,292   Houston Industries, Inc...........................       1,552,765
   123,000   MCI Communications Corporation....................       7,149,375
     8,200   NICOR, Inc........................................         329,025
    28,300   Niagara Mohawk Power Corporation..................         422,731
    25,300   Northern States Power Company.....................         724,212
     5,300   Oneok, Inc........................................         211,337
    64,900   PG & E Corporation................................       2,048,406
    28,200   PP & L Resources, Inc.............................         639,787
    50,500   Pacificorp........................................       1,142,562
    37,800   Peco Energy Company...............................       1,103,287
     6,000   Peoples Energy Corporation........................         231,750
    39,400   Public Service Enterprise Group, Inc..............       1,356,837
   312,120   SBC Communications, Inc...........................      12,484,800
    18,700   Sonat, Inc........................................         722,287
   118,300   Southern Company (The)............................       3,275,431
    73,200   Sprint Corporation................................       5,160,600
    47,715   Texas Utilities Company...........................       1,986,136
    87,944   U.S. West, Inc....................................       4,133,349
    36,900   Unicom Corporation................................       1,293,806
    72,100   Williams Companies, Inc. (The)....................       2,433,375
   175,400   WorldCom, Inc.....................................       8,495,937
                                                                 --------------
                                                                    140,826,300
                                                                 --------------
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------

             WASTE MANAGEMENT -- 0.3%
    31,400   Browning-Ferris Industries, Inc...................  $    1,091,150
    80,804   Waste Management, Inc.............................       2,828,140
                                                                 --------------
                                                                      3,919,290
                                                                 --------------
             Total common stocks...............................  $1,523,061,013
                                                                 --------------
                                                                 --------------
 PRINCIPAL
  AMOUNT
 ---------
 SHORT-TERM SECURITIES -- 1.2%
             COMMERCIAL PAPER -- 0.0%
 $ 200,000     5.01% due 09/24/98..............................  $      197,829
   150,000     5.07% due 09/17/98..............................         148,352
                                                                 --------------
                                                                        346,181
                                                                 --------------
             U.S. TREASURY BILLS -- 0.3%
   500,000     4.98% due 08/20/98..............................         496,541
   700,000     5.00% due 08/20/98..............................         695,216
   500,000     5.01% due 09/17/98..............................         494,085
 1,500,000     5.03% due 08/20/98..............................       1,489,520
   500,000     5.05% due 08/20/98..............................         496,493
    50,000     5.055% due 08/20/98.............................          49,648
   250,000     5.065% due 08/20/98.............................         248,241
                                                                 --------------
                                                                      3,969,744
                                                                 --------------
             REPURCHASE AGREEMENT -- 0.9%
 13,616,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.9%, to be repurchased at $13,618,232 on
               07/01/98; (collateralized by $131,291,000 U.S.
               Treasury Bonds 6.5% due 11/15/26)...............      13,616,000
                                                                 --------------
             Total short-term securities.......................  $   17,931,925
                                                                 --------------
                                                                 --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,030,184,572)..............   98.5%   $1,523,061,013
Total short-term securities (cost $17,931,929).........    1.2        17,931,925
                                                         ------   --------------
Total investment in securities (total cost
  $1,048,116,501)......................................   99.7     1,540,992,938
Excess of cash, receivables and other assets over
  liabilities..........................................    0.3         5,567,111
                                                         ------   --------------
Net assets (applicable to $3.30 per share based on
  468,649,820 shares outstanding)......................  100.0%   $1,546,560,049
                                                         ------   --------------
                                                         ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,000,000,000 shares
  authorized; 468,649,820 shares outstanding...................   $   46,864,982
Capital surplus................................................      991,480,960
Accumulated undistributed net investment income................        8,315,909
Accumulated undistributed net realized gain on investments.....
                                                                       6,882,368
Unrealized appreciation of futures contracts**.................          139,393
Unrealized appreciation of investments.........................      492,876,437
                                                                  --------------
Net assets, applicable to shares outstanding...................   $1,546,560,049
                                                                  --------------
                                                                  --------------

 * Non-income producing during period.

** The Fund had 66 Standard & Poor's 500 September 1998 futures contracts open
   June 30, 1998. The contracts had a value of $18,859,500.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 88.1%
              ARGENTINA -- 0.3%
     116,600  Telefonica De Argentina-ADR...  $    3,782,212
                                              --------------
              AUSTRALIA -- 3.7%
    *852,495  Amp Limited...................       9,977,413
   1,128,000  Australia & New Zealand
                Banking.....................       7,781,415
   1,289,000  CSR Ltd.......................       3,719,659
   2,200,016  News Corporation Ltd..........      17,955,833
   3,944,028  Pasminco Limited..............       3,004,065
   1,327,819  WMC Limited...................       3,996,128
                                              --------------
                                                  46,434,513
                                              --------------
              BRAZIL -- 0.6%
 109,723,896  Cia Energetica Minas..........       3,396,240
  37,023,800  Telecommunicacoes Brasileiras
                SA..........................       4,081,364
                                              --------------
                                                   7,477,604
                                              --------------
              CANADA -- 0.4%
      86,500  Canadian Natl Railway Co......       4,595,312
                                              --------------
              CHILE -- 0.2%
     106,700  Cia Telecom Chile ADR.........       2,167,343
                                              --------------
              DENMARK -- 2.2%
      89,950  Novov -- nordisk..............      12,399,653
     166,680  Unidanmark AS-A Shares
                (Reg.)......................      14,978,626
                                              --------------
                                                  27,378,279
                                              --------------
              FINLAND -- 2.0%
     765,000  Metsa-Serla-B Shares..........       7,389,978
      85,720  Nokia OYJ Class A Shares......       6,304,223
     150,100  Nokia Corp.- Sponsored ADR....      10,891,631
                                              --------------
                                                  24,585,832
                                              --------------
              FRANCE -- 15.5%
      40,308  AGF-Assurance Generale de
                France......................       2,280,731
     111,930  Alcatel Alsthom...............      22,789,475
       4,577  Allianz BCVG..................          26,609
      35,849  Assurance Generale**..........       2,028,429
     134,840  Axa UAP.......................      15,165,524
     263,521  Banque National de Paris**....      21,531,384
       4,290  Carrefour Supermarche.........       2,714,054
      66,369  Compagnie de Saint Gobain.....      12,305,539
     123,310  Elf Aquitaine.................      17,335,924
     295,110  Michelin......................      17,034,881
     239,558  Rhone-Poulenc SA..............      13,511,228
     108,514  Societe Generale Class A......      22,560,609
     113,343  Total SA B Shares.............      14,734,894
     145,280  Vivendi.......................      31,021,432
                                              --------------
                                                 195,040,713
                                              --------------
              GERMANY -- 12.0%
      28,220  Adidas AG.....................       4,877,825
     742,650  Bayer AG......................      38,304,383
     337,850  Dresdner Bank AG..............      18,211,737
     302,560  Hoechst AG....................      15,102,572
      27,610  Karstadt AG...................      13,338,208
      36,470  M.A.N. AG.....................      14,183,633
     172,290  Mannesmann AG.................      17,476,844

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              GERMANY -- (CONTINUED)
    *162,240  Metallgesellschaft AG.........  $    3,325,632
     193,290  Siemans AG....................      11,757,807
     201,920  Veba AG.......................      13,759,386
                                              --------------
                                                 150,338,027
                                              --------------
              HONG KONG -- 0.4%
  *1,058,000  Cheung Kong Holdings Ltd......       5,202,220
                                              --------------
              IRELAND -- 0.4%
   1,835,877  Smurfit (Jefferson) Group.....       5,529,011
                                              --------------
              ITALY -- 1.5%
     126,300  Gucci Group Registerd
                Shares......................       6,693,900
   1,617,400  Telecom Italia Spa............      11,906,093
                                              --------------
                                                  18,599,093
                                              --------------
              JAPAN -- 9.2%
      70,700  Advantest Corp................       3,800,280
     201,000  Dai Nippon Printing...........       3,207,947
   1,265,000  Daiwa Securities, Inc.........       5,441,545
     283,000  Fuji Machine Manufacturing
                Co..........................       7,503,980
     331,000  Fuji Photo Film Co............      11,519,471
     510,000  Jusco Co. Ltd.................       9,352,234
     171,000  Kao Corp......................       2,636,739
     101,000  Mabuchi Motor Co. Ltd.........       6,404,149
     170,000  Matsumotokiyoshi..............       5,977,590
     406,000  Matsushita Electric Industrial
                Co..........................       6,523,614
      10,480  Nippon Telegraph &
                Telephone...................       8,683,934
     556,000  Olympus Optical...............       4,831,472
     *62,000  Rohm Company, Ltd.............       6,365,961
     466,000  Sanwa Bank Ltd................       4,166,919
      10,400  Shohkoh Fund..................       2,555,319
     174,700  Sony Corporation..............      15,042,438
       4,600  Square Co. Ltd................         122,635
   2,023,000  Toshiba Corporation...........       8,264,876
      99,000  Uni-Charm Corporation.........       3,666,534
                                              --------------
                                                 116,067,637
                                              --------------
              MEXICO -- 1.9%
   1,680,000  Coca Cola Femsa SA............       2,947,500
   1,539,500  Grupo Financiero Banamex......       2,924,362
     193,500  Grupo Televisa SA.............       3,654,059
   1,635,700  Kimberly-Clark................       5,695,741
     169,100  Telefonos de Mexico SA ADR....       8,127,368
                                              --------------
                                                  23,349,030
                                              --------------
              NETHERLANDS -- 7.2%
     323,957  ING Groep N.V.................      21,212,567
     214,000  Kon Knp N.V...................      13,600,246
     326,400  Philips Electronics N.V.......      27,437,713
     109,000  Royal Dutch Petroleum.........       5,974,562
     293,900  Unilever NV-CVA...............      23,318,723
                                              --------------
                                                  91,543,811
                                              --------------
              NEW ZEALAND -- 0.3%
     107,150  Telecom Corp. New Zealand
                ADR.........................       3,509,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              NEW ZEALAND -- (CONTINUED)
     272,000  Telecom Corp. New Zealand
                Ltd.........................  $      581,709
                                              --------------
                                                   4,090,871
                                              --------------
              NORWAY -- 0.4%
     356,500  Saga Petroleum................       5,482,085
                                              --------------
              PHILLIPINES -- 0.2%
   2,565,600  Ayala Land Inc................         738,300
     579,000  Manila Electric Co............       1,527,334
                                              --------------
                                                   2,265,634
                                              --------------
              SINGAPORE -- 0.3%
   1,732,000  Overseas Union Bank...........       3,793,117
                                              --------------
              SOUTH AFRICA -- 0.0%
      27,600  De Beers-Centenary............         488,369
                                              --------------
              SPAIN -- 3.3%
      52,600  Banco Popular Espanol.........       4,494,140
     237,000  Banco Santander SA............       6,076,326
     510,900  Endesa SA.....................      11,196,481
     137,872  Telefonica De Espana SA ADR...      19,172,825
                                              --------------
                                                  40,939,772
                                              --------------
              SWEDEN -- 3.1%
   1,752,470  Nordbanken Holding AB.........      12,855,194
     142,350  Pharmacia & Upjohn............       6,550,820
      94,300  Sparbanken Sverige AB-A
                Shares......................       2,837,887
     552,660  Volvo.........................      16,458,636
                                              --------------
                                                  38,702,537
                                              --------------
              SWITZERLAND -- 4.6%
       2,840  Cie Financial Richemont.......       3,716,613
      64,840  Credit Suisse Group...........      14,427,308
      17,550  Holderbank Financial Glarus
                B...........................      22,330,732
       8,119  Nestle SA (Reg.)..............      17,374,790
                                              --------------
                                                  57,849,443
                                              --------------
              THAILAND -- 0.0%
     450,500  Bangkok Bank..................         553,805
                                              --------------
              UNITED KINGDOM -- 18.4%
     952,110  Allied Irish Banks PLC........      13,765,196
   1,074,300  B.A.T. Industries PLC.........      10,727,943
     630,114  Bass PLC......................      11,775,080
     317,004  BOC Group PLC.................       4,326,580
   1,164,711  British Petroleum Co. PLC.....      16,955,490
     560,100  British Telecom Co. PLC.......       6,892,143
     682,263  BTR PLC.......................       1,938,051
   1,174,900  Compass Group PLC.............      13,526,228
     157,015  Cookson Group PLC.............         539,678
   1,104,092  Diageo PLC....................      13,143,952
     198,000  Granada Group PLC.............       3,647,211
     853,300  Great Universal Stores........      11,254,607
     512,100  HSBC Holdings PLC.............      12,996,030
     491,500  Lloyds TSB Group PLC..........       6,863,975
     336,700  Marks & Spencer PLC...........       3,072,961
     420,100  Next PLC......................       3,616,838
     755,488  PowerGen PLC..................      10,462,426
     794,142  Reckitt & Colman PLC..........      15,158,314
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              UNITED KINGDOM -- (CONTINUED)
     630,881  Royal & Sun Alliance Insurance
                Group.......................  $    6,436,809
     370,400  Royal Bank of Scotland
                Group.......................       6,421,156
     289,700  Siebe PLC.....................       5,795,546
   1,897,085  SmithKline Beecham PLC........      23,090,791
     570,800  Standard Chartered PLC........       6,480,952
   1,832,900  WPP Group PLC.................      12,064,588
     235,600  Zeneca Group PLC..............      10,122,301
                                              --------------
                                                 231,074,846
                                              --------------
              Total common stocks...........  $1,107,331,916
                                              --------------
                                              --------------
 PREFERRED STOCKS -- 3.4%
              BRAZIL -- 0.8%
   8,644,900  Banco Itau SA.................  $    4,895,707
  50,459,900  Cia Brasileiro Distribution...       1,103,776
  19,211,000  Petroleo Brasileiro...........       3,571,104
                                              --------------
                                                   9,570,587
                                              --------------
              GERMANY -- 2.4%
     104,810  Henkel........................      10,422,737
      51,100  Hornbach Holding AG...........       4,686,174
      15,470  Sap AG - Vorzug...............      10,515,973
       7,020  Sap AG........................       4,258,590
                                              --------------
                                                  29,883,474
                                              --------------
              INDIA -- 0.2%
   4,135,100  Cervejaria Brahma.............       2,558,054
                                              --------------
              Total preferred stocks........  $   42,012,115
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 8.0%
              REPURCHASE AGREEMENT
 $101,184,000   Interest in $1,111,215,000
                joint repurchase agreement
                with State Street Bank dated
                06/30/98 at 5.8%, to be
                repurchased at $101,200,302
                on 07/01/98; (Collateralized
                by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825%
                due 05/15/99-11/15/04,
                563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due
                02/15/15-08/15/25,
                121,000,000 U.S. Treasury
                Strips (principal) 0% due
                08/15/04-08/15/07 and
                5,423,000 U.S. Treasury
                Bills 0% due 08/13/98)......  $  101,184,000
                                              --------------
                                              --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $951,970,783)......    88.1%  $ 1,107,331,916
Total preferred stocks (cost $36,530,426)....     3.4        42,012,115
Total short-term securities (cost
  $101,184,000)..............................     8.0       101,184,000
                                               ------   ----------------
Total investment in securities (total cost
  $1,089,685,209)............................    99.5     1,250,528,031
Excess of cash, receivables and other assets
  over liabilities...........................     0.5         5,830,050
                                               ------   ----------------
Net assets...................................   100.0%  $ 1,256,358,081
                                               ------   ----------------
                                               ------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,500,000,000
   shares authorized; 887,753,488 shares outstanding....
                                                          $   88,775,349
 Capital surplus........................................
                                                             998,738,972
 Accumulated undistributed net investment income........
                                                              12,439,328
 Accumulated net realized loss on investments...........
                                                              (4,223,955)
 Unrealized appreciation of investments.................
                                                             160,842,822
 Unrealized depreciation on translation on other assets
   and liabilities in foreign currencies................
                                                                (214,435)
                                                          --------------
 Net assets.............................................
                                                          $1,256,358,081
                                                          --------------
                                                          --------------

                                                              MARKET
                                                              VALUE
                                                             -------
 Class IA
 Net asset value per share ($1,256,074,022  DIVIDED BY
   887,475,218 shares outstanding)......................
                                                                  $1.42
                                                                  -----
                                                                  -----
 Class IB
 Net asset value per share ($284,059  DIVIDED BY 278,270
   shares outstanding)..................................
                                                                  $1.02
                                                                  -----
                                                                  -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $23,559,813, or 2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 96.4%
             AEROSPACE & DEFENSE -- 1.9%
    229,300  Northrop Grumman
               Corporation.................  $   23,646,562
    297,700  United Technologies
               Corporation.................      27,537,250
                                             --------------
                                                 51,183,812
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.2%
    304,200  Xerox Corporation.............      30,914,325
                                             --------------
             CONSUMER DURABLES -- 1.3%
    533,100  Cooper Tire & Rubber
               Company.....................      10,995,187
    271,100  Ford Motor Company............      15,994,900
    163,300  TRW, Inc......................       8,920,262
                                             --------------
                                                 35,910,349
                                             --------------
             CONSUMER NON-DURABLES -- 3.1%
    199,200  Clorox Company (The)..........      18,998,700
    392,200  Colgate-Palmolive Company.....      34,513,600
    635,300  Kimberly-Clark Corporation....      29,144,387
                                             --------------
                                                 82,656,687
                                             --------------
             CONSUMER SERVICES -- 1.4%
    528,500  Eastman Kodak Company.........      38,613,531
                                             --------------
             ELECTRONICS -- 6.2%
    264,900  AMP Incorporated..............       9,105,937
  1,237,860  General Electric Company......     112,645,260
    349,600  Johnson Controls, Inc.........      19,992,750
    476,500  Thomas & Betts Corporation....      23,467,625
                                             --------------
                                                165,211,572
                                             --------------
             ENERGY & SERVICES -- 10.7%
    302,800  Ashland, Inc..................      15,632,050
    405,600  Chevron Corporation...........      33,690,150
    909,800  Eni Ads.......................      59,137,000
    254,000  Exxon Corporation.............      18,113,375
    159,100  Pennzoil Company..............       8,054,437
    181,700  Phillips Petroleum Company....       8,755,668
    519,600  Repsol S.A. ADR...............      28,578,000
    423,800  Royal Dutch Petroleum.........      23,229,537
    424,824  Sempra Energy.................      11,788,852
    731,705  Sun Company, Inc..............      28,399,312
  1,199,300  USX Corporation...............      41,150,981
    448,400  Wisconsin Energy
               Corporation.................      13,620,150
                                             --------------
                                                290,149,512
                                             --------------
             FINANCIAL SERVICES -- 17.7%
    350,700  CIGNA Corporation.............      24,198,300
    764,600  Citicorp......................     114,116,550
  1,028,700  Federal National Mortgage
               Association.................      62,493,525
    704,000  First Union Corporation.......      41,008,000
    744,750  Marsh & McLennan Companies,
               Inc.........................      45,010,828
  1,306,900  Pacific Century Financial
               Corporation.................      31,365,600
    465,700  Peoples Heritage Financial
               Group, Inc..................      11,002,162
    311,300  Pinnacle West Capital
               Corporation.................      14,008,500
  2,612,200  U.S. Bancorp..................     112,324,600
    227,700  Wachovia Corporation..........      19,240,650
                                             --------------
                                                474,768,715
                                             --------------

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             5.8%
  1,317,575  Flowers Industries, Inc.......  $   26,927,939
    547,200  H.J. Heinz Company............      30,711,600
    237,400  Interstate Bakeries...........       7,878,712
    866,500  McCormick & Company,
               Incorporated................      30,950,296
    666,600  Nabisco Holdings
               Corporation.................      24,039,262
    689,100  Philip Morris Companies,
               Inc.........................      27,133,312
    311,100  Schweitzer Mauduit
               International...............       9,021,900
                                             --------------
                                                156,663,021
                                             --------------
             FOREIGN SECURITIES -- 0.3%
  2,985,522  Southcorp Limited.............       8,670,765
                                             --------------
             HEALTH CARE -- 13.0%
    899,300  Abbott Laboratories...........      36,758,887
    783,000  American Home Products
               Corporation and
               Subsidiaries................      40,520,250
    338,400  Baxter International Inc......      18,210,150
    342,700  Bristol-Myers Squibb
               Company.....................      39,389,081
    318,400  Merck & Co., Inc..............      42,586,000
  1,674,800  Pharmacia & Upjohn, Inc.......      77,250,150
  1,350,900  Warner-Lambert Company........      93,718,687
                                             --------------
                                                348,433,205
                                             --------------
             INDUSTRIAL MATERIALS -- 4.4%
    181,100  Aluminum Company of America...      11,941,281
    112,500  BetzDearborn, Inc.............       4,746,093
    154,700  BOC Group PLC-Sponsored ADR...       4,196,237
    394,200  Calgon Carbon Corporation.....       3,917,362
   *422,400  du Pont (E.I.) de Nemours &
               Co..........................      31,521,600
    105,000  Eastman Chemical Co...........       6,536,250
   *125,800  Georgia-Pacific (Timber
               Group)......................       2,901,262
    159,700  Georgia-Pacific Corporation...       9,412,318
     75,700  Imperial Chemical ADR.........       4,882,650
    321,000  International Paper Company...      13,803,000
    268,750  RPM, Inc......................       4,568,750
    315,300  Temple-Inland, Inc............      16,986,787
    127,100  Witco Chemical Corp...........       3,717,675
                                             --------------
                                                119,131,265
                                             --------------
             INSURANCE--PROPERTY & CASUALTY -- 0.9%
    323,800  Exel Limited..................      25,195,687
                                             --------------
             MANUFACTURING -- 1.8%
    203,500  Deere & Company...............      10,760,062
    169,100  Eaton Corporation.............      13,147,525
    306,800  Minnesota Mining &
               Manufacturing Company.......      25,215,125
                                             --------------
                                                 49,122,712
                                             --------------
             MEDIA & SERVICES -- 1.7%
     93,200  Cognizant Corp................       5,871,600
    562,700  Gannett Co., Inc..............      39,986,868
                                             --------------
                                                 45,858,468
                                             --------------
             REAL ESTATE -- 3.0%
    277,200  Kimco Realty Corporation
               (REIT)......................      11,365,200
    390,400  Liberty Property Trust
               (REIT)......................       9,979,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             REAL ESTATE -- (CONTINUED)
    235,100  Nationwide Health Properties,
               Inc. (REIT).................  $    5,613,012
    488,800  Security Capital Pacific
               Trust.......................      10,998,000
    527,400  Spieker Properties, Inc.......      20,436,750
    427,100  Starwood Hotels & Resorts
               (REIT)......................      20,634,268
    122,800  Sunstone Hotel Investors, Inc.
               (REIT)......................       1,634,775
                                             --------------
                                                 80,661,605
                                             --------------
             RETAIL -- 4.1%
    438,100  American Greetings
               Corporation.................      22,315,718
    408,900  J.C. Penney Company, Inc......      29,568,581
    877,300  May Department Stores Company
               (The).......................      57,463,150
                                             --------------
                                                109,347,449
                                             --------------
             SOFTWARE & SERVICES -- 0.2%
     49,500  Microsoft Corporation.........       4,702,500
                                             --------------
             UTILITIES -- 17.3%
    204,900  AT&T Corp.....................      11,704,912
    656,100  Ameritech Corporation.........      29,442,487
    889,346  Bell Atlantic Corporation.....      40,576,411
    711,500  BellSouth Corporation.........      47,759,437
    245,600  CINergy Corp..................       8,596,000
    222,600  Columbia Gas System, Inc.
               (The).......................      12,382,125
    534,000  Duke Energy Corporation.......      31,639,500
    546,600  El Paso Natural Gas Company...      20,907,450
    492,200  Endesa SA.....................      10,643,825
    692,500  GPU, Inc......................      26,185,156
   *541,400  MCN Energy Group Inc..........      13,467,325
    330,700  Montana Power Company.........      11,491,825
    480,300  National Power PLC-Sponsored
               ADR.........................      17,711,062
    291,800  New England Electric System...      12,620,350
    664,800  NIPSCO Industries Inc.........      18,614,400
    525,200  Northern States Power
               Company.....................      15,033,850
    255,900  PowerGen PLC Sponsored ADR....      14,426,362
  1,015,400  SBC Communications Inc........      40,616,000
    726,400  Southern Company (The)........      20,112,200
    420,200  Sprint Corporation............      29,624,100
    324,000  Texas Utilities Company.......      13,486,500
   *328,781  WorldCom, Inc.................      15,925,329
                                             --------------
                                                462,966,606
                                             --------------
             WASTE MANAGEMENT -- 0.4%
   *215,900  Waste Management, Inc.........       7,556,500
                                             --------------
             Total common stocks...........  $2,587,718,286
                                             --------------
                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 2.0%
             AEROSPACE & DEFENSE -- 1.0%
     58,900  Loral Space & Communications,
               Ltd.
               Cv Pfd......................  $    4,454,312
    283,600  Loral Space & Communications,
               Ltd.........................      21,447,250
                                             --------------
                                                 25,901,562
                                             --------------
             MEDIA & SERVICES -- 1.0%
    336,600  American Radio Systems
               Corporation**...............      26,591,400
                                             --------------
             Total convertible preferred
               stocks......................  $   52,492,962
                                             --------------
                                             --------------
WARRANTS -- 0.0%
    *18,794  Security Capital Group........  $        6,460
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 2.3%

             REPURCHASE AGREEMENT
$61,082,000  Interest in $1,111,215,000
               joint repurchase agreement
               with State Street Bank dated
               06/30/98 at 5.8%, to be
               repurchased at $61,091,841
               on 07/01/98; (collateralized
               by $421,318,000 U.S.
               Treasury Notes 5.75%-7.825%
               due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury
               Bonds 8.00%-11.125% due
               02/15/15-08/15/25,
               121,000,000 U.S. Treasury
               Strips (principal) 0% due
               08/15/04-08/15/07 and
               5,423,000 U.S. Treasury
               Bills 0% due 08/13/98)......  $   61,082,000
                                             --------------
                                             --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,113,358,302)....   96.4 %  $2,587,718,286
Total convertible preferred stocks
  (cost $36,015,463).........................    2.0        52,492,962
Total warrants (cost $0).....................    0.0             6,460
Total short-term securities (cost
  $61,082,000)...............................    2.3        61,082,000
                                               ------   --------------
Total investment in securities (total cost
  $2,210,455,765)............................  100.7     2,701,299,708
Excess of liabilities over cash, receivables
  and other assets...........................   (0.7)      (18,602,980)
                                               ------   --------------
Net assets...................................  100.0 %  $2,682,696,728
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 1,285,871,318
  shares outstanding.................................   $  128,587,132
Capital surplus......................................    1,948,277,085
Accumulated undistributed net investment income......       21,897,287
Accumulated undistributed net realized gain on
  investments........................................       93,249,066
Unrealized appreciation of investments...............      490,843,943
Unrealized depreciation of option contracts..........         (147,198)
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......          (10,587)
                                                        --------------
Net assets...........................................   $2,682,696,728
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($2,679,882,266  DIVIDED BY
  1,283,024,906 shares outstanding)....................  $2.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,814,462  DIVIDED BY
  2,846,412 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

 * Non-income producing during period.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $26,591,400 or 1% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                        WRITTEN OPTIONS AT JUNE 30, 1998

                                                                                          UNREALIZED
                                                    NUMBER OF      PREMIUM     MARKET    APPRECIATION
DESCRIPTION                                         CONTRACTS     RECEIVED      VALUE    (DEPRECIATION)
------------------------------------------------  -------------  -----------  ---------  -------------
American Home Products July 1998 Strike Price 55          783     $  49,007   $  19,575    $  29,432
Ford Motor Company July 1998 Strike Price 60              271        16,157      32,181      (16,024)
Merck & Co. July 1998 Strike Price 135                    318        25,609      79,500      (53,891)
Nabisco Holdings Co. July 1998 Strike Price 40          1,350        77,460      67,500        9,960
Phillip Morris Companies July 1998 Strike Price
42.5                                                      336        18,902       6,300       12,602
Warner-Lambert Company July 1998 Strike Price 70        1,125        93,682     246,094     (152,412)
Warner-Lambert Company July 1998 Strike Price 75          225        16,424      16,875         (451)
Xerox July 1998 Strike Price 115                          115        27,386       3,800       23,586
                                                                                         -------------
                                                                                           $(147,198)
                                                                                         -------------
                                                                                         -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                MARKET
     SHARES                                                      VALUE
-----------------                                            -------------
COMMON STOCKS -- 59.4%
                   ARGENTINA -- 0.2%
           15,800  Telefonica de Argentina - ADR...........  $     512,512
                                                             -------------
                   AUSTRALIA -- 2.4%
         *114,212  Amp Limited**...........................      1,336,712
          164,866  Australia & New Zealand Banking Group
                     Ltd...................................      1,137,314
          155,000  CSR Ltd.................................        447,282
          294,669  News Corporation Ltd....................      2,404,994
          512,844  Pasminco Limited........................        390,620
          164,056  WMC Limited.............................        493,733
                                                             -------------
                                                                 6,210,655
                                                             -------------
                   BRAZIL -- 0.5%
        1,145,900  Banco Itau SA...........................        648,936
        6,449,400  Cia Brasileiro Distribution.............        141,076
        2,276,000  Petroleo Brasileiro.....................        423,082
                                                             -------------
                                                                 1,213,094
                                                             -------------
                   CANADA -- 0.1%
            9,600  Canadian National Railway Company.......        510,000
                                                             -------------
                   CHILE -- 0.1%
           13,200  Cia Telecom Chile ADR...................        268,125
                                                             -------------
                   DENMARK -- 1.4%
           11,530  Novov-Nordisk A/S - B Shares............      1,589,416
           21,880  UniDanmark A/S - A Shares (Reg.)........      1,966,236
                                                             -------------
                                                                 3,555,652
                                                             -------------
                   FINLAND -- 1.3%
           95,700  Metsa-Serla - B Shares..................        924,471
           22,870  Nokia OYJ Class A Shares................      1,681,959
            9,600  Nokia Corp. - Sponsored ADR.............        696,600
                                                             -------------
                                                                 3,303,030
                                                             -------------
                   FRANCE -- 10.1%
            6,296  AGF-Assurance Generale de France........        356,244
           15,790  Alcatel Alsthom.........................      3,214,918
              483  Allianz Bcvg Warrant....................          2,808
            1,727  Assurance Generale**....................         97,718
           19,180  Axa-UAP.................................      2,157,184
           35,490  Banque Nationale de Paris**.............      2,899,764
              560  Carrefour Supermarche...................        354,282
            8,767  Compagnie de Saint Gobain...............      1,625,497
           16,890  Elf Aquitaine...........................      2,374,533
           39,690  Michelin................................      2,291,059
           32,351  Rhone-Poulenc - A Shares................      1,824,617
           14,657  Societe Generale - A....................      3,047,264
           15,679  Total S.A. - B Shares...................      2,038,312
           20,240  Vivendi.................................      4,321,818
                                                             -------------
                                                                26,606,018
                                                             -------------
                   GERMANY -- 9.1%
            3,770  Adidas AG...............................        651,644
           99,790  Bayer AG................................      5,146,966
           45,330  Dresdner Bank AG........................      2,443,504
           14,150  Henkel AG...............................      1,407,134
           40,860  Hoechst AG..............................      2,039,566
            6,760  Hornbach Holding AG.....................        619,811
            3,415  Karstadt AG.............................      1,649,763
            4,900  M.A.N. AG...............................      1,905,670
           23,100  Mannesmann AG...........................      2,343,230
          *21,070  Metallgesellschaft AG...................        431,897

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   GERMANY -- (CONTINUED)
              900  Sap AG..................................  $     545,973
            2,150  Sap AG-Vorzug...........................      1,461,496
           26,100  Siemans AG..............................      1,587,659
           27,190  Veba AG.................................      1,852,801
                                                             -------------
                                                                24,087,114
                                                             -------------
                   HONG KONG -- 0.3%
         *138,000  Cheung Kong Holdings Ltd................        678,550
                                                             -------------
                   INDIA -- 0.6%
          548,100  Cervejaria Brahma.......................        339,065
       14,543,712  Cia Energetica Minas....................        450,165
        5,949,900  Telecomun Brasileiras SA................        655,894
                                                             -------------
                                                                 1,445,124
                                                             -------------
                   IRELAND -- 0.3%
          237,184  Smurfit (Jefferson) Group...............        714,314
                                                             -------------
                   ITALY -- 1.0%
           16,800  Gucci Group NV..........................        890,400
          223,344  Telecom Italia S.p.A....................      1,644,095
                                                             -------------
                                                                 2,534,495
                                                             -------------
                   JAPAN -- 5.9%
           10,900  Advantest Corp..........................        585,898
           28,000  Dai Nippon Printing.....................        446,878
          167,000  Daiwa Securities, Inc...................        718,370
           37,000  Fuji Machine Manufacturing Company......        981,085
           45,000  Fuji Photo Film Co......................      1,566,091
           68,000  Jusco Co. Ltd...........................      1,246,964
           23,000  Kao Corp................................        354,649
           13,000  Mabuchi Motor Co., Ltd..................        824,296
           22,600  Matsumotokiyoshi........................        794,667
           55,000  Matsushita Electric Industrial Co.......        883,740
            1,390  Nippon Telegraph & Tel..................      1,151,781
           73,000  Olympus Optical.........................        634,348
           *8,000  Rohm Company Limited....................        821,414
           57,000  Sanwa Bank Ltd..........................        509,687
            1,400  Shohkoh Fund............................        343,985
           23,800  Sony Corporation........................      2,049,284
              500  Square Co. Ltd..........................         13,329
          282,000  Toshiba Corporation.....................      1,152,098
           12,400  Uni-Charm Corporation...................        459,242
                                                             -------------
                                                                15,537,806
                                                             -------------
                   MEXICO -- 1.2%
          227,600  Coca Cola Femsa SA Series L.............        399,316
          201,800  Grupo Financiero Banamex................        383,329
           27,200  Grupo Televisa SA.......................        513,536
          204,200  Kimberly-Clark de Mexico SA de CV Class
                     A.....................................        711,053
           22,400  Telefonos de Mexico S.A. - ADR..........      1,076,600
                                                             -------------
                                                                 3,083,916
                                                             -------------
                   NETHERLANDS -- 4.7%
           43,591  ING Groep NV............................      2,854,320
           28,370  Kon KNP NV..............................      1,802,985
           44,100  Philips Electronics NV..................      3,707,117
           14,800  Royal Dutch Petroleum Co................        811,225
           39,600  Unilever NV-CVA.........................      3,141,957
                                                             -------------
                                                                12,317,604
                                                             -------------
                   NEW ZEALAND -- 0.1%
            9,600  Telecom Corp. New Zealand Ltd. ADR......        314,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
COMMON STOCKS -- (CONTINUED)
                   NEW ZEALAND -- (CONTINUED)
           35,200  Telecom Corp. New Zealand Ltd...........  $      75,280
                                                             -------------
                                                                   389,680
                                                             -------------
                   NORWAY -- 0.3%
           46,000  Saga Petroleum AS Class A Shares........        707,365
                                                             -------------
                   PHILIPPINES -- 0.1%
          309,600  Ayala Land, Inc.........................         89,093
           71,500  Manila Electric Company, Class B........        188,608
                                                             -------------
                                                                   277,701
                                                             -------------
                   SINGAPORE -- 0.2%
          230,000  Overseas Union Bank (Foreign Reg).......        503,704
                                                             -------------
                   SOUTH AFRICA -- 0.0%
            3,500  De Beers - Centenary....................         61,918
                                                             -------------
                   SPAIN -- 2.2%
            6,925  Banco Popular Espanol...................        591,671
           31,200  Banco Santander S.A.....................        799,921
           73,400  Endesa S.A..............................      1,608,576
           20,027  Telefonica de Espana S.A. - ADR.........      2,785,004
                                                             -------------
                                                                 5,785,172
                                                             -------------
                   SWEDEN -- 2.1%
          231,160  Nordbanken Holding AB...................      1,695,667
           19,160  Pharmacia & Upjohn ADR..................        881,726
           16,200  Sparbanken Sverige AB-A Shares..........        487,526
           80,160  Volvo AB................................      2,387,225
                                                             -------------
                                                                 5,452,144
                                                             -------------
                   SWITZERLAND -- 3.0%
              380  Cie Financ Richemont....................        497,293
            9,400  Credit Suisse Group.....................      2,091,559
            2,350  Holderbank Financial Glarus B...........      2,990,155
            1,105  Nestle S.A. (Reg).......................      2,364,717
                                                             -------------
                                                                 7,943,724
                                                             -------------
                   THAILAND -- 0.0%
           58,600  Bangkok Bank............................         72,037
                                                             -------------
                   UNITED KINGDOM -- 12.2%
          138,072  Allied Irish Banks PLC..................      1,996,185
          144,700  B.A.T. Industries PLC...................      1,444,971
           88,932  Bass PLC................................      1,661,810
           42,850  BOC Group PLC...........................        584,831
          168,939  British Petroleum Co. PLC...............      2,459,359
          114,400  British Telecom Co. PLC.................      1,407,715
           92,175  BTR.....................................        261,834
          157,900  Compass Group PLC.......................      1,817,849
           20,369  Cookson Group PLC.......................         70,010
          149,394  Diageo PLC..............................      1,778,500
           26,300  Granada Group PLC.......................        484,452
          114,700  Great Universal Stores..................      1,512,836
           69,400  HSBC Holdings PLC.......................      1,761,227
           63,800  Lloyds TSB Group PLC....................        890,990
           66,600  Marks & Spencer PLC.....................        607,838
           55,400  Next PLC................................        476,964
           85,672  PowerGen PLC............................      1,186,434
          104,720  Reckitt & Colman PLC....................      1,998,860
           83,169  Royal & Sun Alliance Insurance Group....        848,559
           48,400  Royal Bank of Scotland Group............        839,049
     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   UNITED KINGDOM -- (CONTINUED)
           38,500  Siebe PLC...............................  $     770,205
          262,062  SmithKline Beecham......................      3,189,745
           79,100  Standard Chartered PLC..................        898,113
          243,400  WPP Group PLC...........................      1,602,117
           32,200  Zeneca Group PLC........................      1,383,438
                                                             -------------
                                                                31,933,891
                                                             -------------
                   Total common stocks.....................  $ 155,705,345
                                                             -------------
                                                             -------------
    PRINCIPAL
     AMOUNT
-----------------
CORPORATE NOTES -- 0.5%
                   INDUSTRIAL
                   Sara Lee Corporation
$       1,400,000    4.75% due 10/22/98....................  $   1,397,425
                                                             -------------
                                                             -------------
FOREIGN CORPORATE BONDS -- 0.8%
                   GERMANY -- 0.4%
                   Cades
        1,950,000    5.12% due 10/25/08....................  $   1,092,465
                                                             -------------
                   LUXEMBOURG -- 0.1%
                   Electricite de France
       32,000,000    4.75% due 12/05/01....................        259,340
                                                             -------------
                   UNITED KINGDOM -- 0.3%
                   Hyder PLC
          450,000    8.75% due 07/17/06....................        832,297
                                                             -------------
                   Total foreign corporate bonds...........  $   2,184,102
                                                             -------------
                                                             -------------
FOREIGN GOVERNMENT BONDS -- 26.2%
                   AUSTRALIA -- 2.4%
                   Australia Commonwealth
        4,210,000    9.75% due 08/15/02....................  $   2,990,787
                   Australia Commonwealth
        3,950,000    10.00% due 10/15/07...................      3,223,400
                                                             -------------
                                                                 6,214,187
                                                             -------------
                   CANADA -- 1.7%
                   Canada Government
        2,870,000    7.00% due 12/01/06....................      2,166,734
                   Canada Government
          250,000    8.00% due 09/01/27....................        230,772
                   Canada Government
        2,800,000    7.50% due 03/01/01....................      2,005,432
                                                             -------------
                                                                 4,402,938
                                                             -------------
                   DENMARK -- 3.4%
                   Denmark Bullet
       46,000,000    9.00% due 11/15/00....................      7,367,208
                   Denmark Bullet
        3,000,000    7.00% due 12/15/04....................        488,584
                   Denmark Kingdom
        6,000,000    7.00% due 11/10/24....................      1,058,569
                                                             -------------
                                                                 8,914,361
                                                             -------------
                   FRANCE -- 0.9%
                   France O.A.T.
        1,600,000    8.50% due 04/25/03....................        310,815
                   France O.A.T.
       10,000,000    6.00% due 10/25/25....................      1,797,874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
                   FRANCE -- (CONTINUED)
                   Quebec Province
$       1,660,000    6.88% due 04/22/04....................  $     302,702
                                                             -------------
                                                                 2,411,391
                                                             -------------
                   GERMANY -- 5.0%
                   Deutsche Hypbk Frankfurt
        1,500,000    4.50% due 03/23/02....................        832,089
                   Deutschland Republic
        7,800,000    6.25% due 01/04/24....................      4,870,046
                   Deutschland Republic
       10,450,000    6.88% due 05/12/05....................      6,536,771
                   Republic of Slovenia
        1,500,000    5.75% due 06/16/04....................        856,458
                                                             -------------
                                                                13,095,364
                                                             -------------
                   ITALY -- 3.5%
                   Italy BTPS
    4,600,000,000    6.00% due 01/01/07....................      2,775,190
                   Italy BTPS
   10,900,000,000    6.25% due 03/01/02....................      6,470,523
                                                             -------------
                                                                 9,245,713
                                                             -------------
                   JAPAN -- 1.7%
                   Italy Republic
      240,000,000    5.00% due 02/15/04....................      2,118,384
                   Japan Government
      110,000,000    6.60% due 09/20/11....................      1,228,915
                   Nippon Tel & Tel
      108,000,000    2.50% due 07/25/07....................        821,954
                   Republic of Austria
       50,000,000    6.25% due 10/16/03....................        454,389
                                                             -------------
                                                                 4,623,642
                                                             -------------
                   NEW ZEALAND -- 1.3%
                   New Zealand Government
        5,910,000    10.00% due 08/15/02...................      3,370,251
                                                             -------------
                   PORTUGAL -- 0.3%
                   Portugal Republic
       90,000,000    4.50% due 08/15/02....................        730,761
                                                             -------------
                   SPAIN -- 1.0%
                   Spanish Government
      395,000,000    0.00% due 01/31/03....................      2,651,394
                                                             -------------
                   SWEDEN -- 0.5%
                   1034 Sweden
        7,500,000    9.00% due 04/20/09....................      1,251,346
                                                             -------------
                   UNITED KINGDOM -- 4.5%
                   FFRESH MB 1-A2
          580,467    11.13% due 10/05/58...................      1,389,131
                   Iceland Republic
          381,000    8.75% due 05/12/03....................        681,787
                   Japan Finance Municipal
          590,000    8.38% due 12/07/06....................      1,093,932
                   U.K. Treasury Gilt
          950,000    8.75% due 08/25/17....................      2,144,311
                   U.K. Treasury Gilt
        1,200,000    6.75% due 01/26/04....................      2,070,402
    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
                   UNITED KINGDOM -- (CONTINUED)

                   U.K. Treasury Gilt
$       2,350,000    7.75% due 09/08/06....................  $   4,354,738
                                                             -------------
                                                                11,734,301
                                                             -------------
                   Total foreign government bonds..........  $  68,645,649
                                                             -------------
                                                             -------------
U.S. TREASURY AND FEDERAL AGENCIES -- 0.8%
                   U.S. TREASURY NOTES -- 0.5%
        1,300,000  5.875 due 07/31/99......................      1,304,469
                                                             -------------
                   FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION -- 0.3%
                   FNMA Series 1993-1998
          216,943    5.25% due 11/25/14....................  $     216,146
                   FNMA Global Medium Term Note
          820,000    6.50% due 07/10/02....................        523,011
                                                             -------------
                                                                   739,157
                                                             -------------
                   Total U.S. treasuries and federal
                     agencies..............................  $   2,043,626
                                                             -------------
                                                             -------------
SHORT-TERM SECURITIES -- 12.5%
                   CERTIFICATE OF DEPOSIT -- 3.3%
                   Bank of Nova Scotia-NY
          700,000    5.89% due 09/16/98....................  $     699,916
                   Bankers Trust Corporation
        1,700,000    5.97% due 10/27/98....................      1,700,378
                   Canadian Imperial Bank-NY
        1,700,000    5.74% due 08/31/99....................      1,699,269
                   Canadian Imperial Bank of Commerce
        1,500,000    5.55% due 12/10/99....................      1,498,911
                   Credit Agricole USA
        1,500,000    5.70% due 03/02/99....................      1,499,615
                   Deutsche Bank NY
        1,500,000    5.70% due 04/06/99....................      1,499,450
                                                             -------------
                                                                 8,597,539
                                                             -------------
                   NON CONVERTIBLE-CORPORATE NOTES -- 0.3%
                   Westpac Capital Corporation
          750,000    6.00% due 12/11/98....................        750,000
                   REPURCHASE AGREEMENT -- 8.9%
       23,335,000  Interest in $1,111,215,000 joint
                     repurchase agreement with State Street
                     Bank dated 06/30/98 at 5.80%, to be
                     repurchased at $23,338,760 on July 1,
                     1998; (collateralized by $421,318,000
                     U.S. Treasury Notes 5.75%-7.825% due
                     05/15/99-11/15/04, 563,474,000 U.S.
                     Treasury Bonds 8.00%-11.25% due
                     02/15/15-8/15/25, 121,000,000 U.S.
                     Treasury Strips (principal) 0% due
                     08/15/04-08/15/07 and 5,423,000 U.S.
                     Treasury Bills 0% due 08/13/98).......     23,335,000
                                                             -------------
                   Total short-term securities.............  $  32,682,539
                                                             -------------
                                                             -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                            MARKET
                                                            VALUE
                                                        --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $138,965,741)......    59.4%  $  155,705,345
Total corporate bonds and notes (cost
  $1,394,964)................................     0.5        1,397,425
Total foreign corporate bonds (cost
  $2,232,419)................................     0.8        2,184,102
Total foreign government bonds (cost
  $68,047,610)...............................    26.2       68,645,649
Total U.S. treasuries & federal agencies
  (cost $2,130,147)..........................     0.8        2,043,626
Total short-term securities (cost
  $32,682,539)...............................    12.5       32,682,539
                                               ------   --------------
Total investment in securities (total cost
  $245,453,420)..............................   100.2      262,658,686
Excess of liabilities over cash, receivables
  and other assets...........................    (0.2)        (537,658)
                                               ------   --------------
Net assets (applicable to $1.15 per share
  based on 228,360,278 shares outstanding)...   100.0%  $  262,121,028
                                               ------   --------------
                                               ------   --------------

                                                            MARKET
                                                            VALUE
                                                        --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 228,360,278 shares
  outstanding........................................   $   22,836,028
Capital surplus......................................      237,378,401
Distribution in excess of net investment income......      (19,561,099)
Accumulated undistributed net realized gain on
  investments........................................        3,907,458
Unrealized appreciation of investments...............       17,205,266
Unrealized depreciation of futures contracts***......          (95,111)
Unrealized appreciation on forward foreign currency
  contracts (note 2).................................          563,794
Unrealized depreciation on translation of other
  assets and liabilities in forward foreign
  currencies.........................................         (113,709)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  262,121,028
                                                        --------------
                                                        --------------

  * Non-income producing during period.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $4,334,194 or 1.6% of net assets.

*** The Fund had 8 September TSE 10 year JGB Index futures contracts open at
    June 30, 1998. These contracts had a market value of $95,111 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                                                      UNREALIZED
                                   TOTAL      AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ------------  ----------  ---------  -------------
Australian Dollar (Sell)         $3,759,138   $3,784,005   08/31/98    $  24,867
Australian Dollar (Sell)          2,975,468    2,825,365   08/31/98     (150,103)
British Pounds (Buy)                189,429      189,764   09/01/98          336
British Pounds (Sell)             1,513,312    1,499,521   08/18/98      (13,791)
British Pounds (Sell)             1,496,682    1,503,000   08/18/98        6,318
British Pounds (Sell)            12,179,924   11,947,900   08/18/98     (232,024)
British Pounds (Sell)               199,398      197,664   09/01/98       (1,734)
British Pounds (Sell)               372,211      363,328   09/01/98       (8,883)
Canadian Dollar (Buy)             1,691,217    1,707,107   08/04/98      (15,891)
Canadian Dollar (Buy)             1,760,933    1,776,325   08/31/98      (15,392)
Canadian Dollar (Buy)               947,670      958,592   08/31/98      (10,922)
Canadian Dollar (Buy)               251,075      253,269   08/31/98       (2,195)
Canadian Dollar (Sell)            5,352,391    5,410,345   08/31/98       57,953
Canadian Dollar (Sell)            2,013,372    2,010,218   08/31/98       (3,154)
Danish Krone (Sell)               2,389,896    2,442,708   08/31/98       52,812
French Franc (Sell)               2,387,167    2,442,881   09/01/98       55,714
French Franc (Sell)               7,939,896    7,901,049   01/04/99      (38,847)
German Deutschemark (Buy)           753,212      760,201   07/20/98       (6,989)
German Deutschemark (Buy)         6,516,305    6,639,648   09/11/98     (123,343)
German Deutschemark (Buy)         2,166,334    2,211,517   08/31/98      (45,183)
German Deutschemark (Buy)           273,874      279,004   09/11/98       (5,130)
German Deutschemark (Buy)         2,705,419    2,728,230   08/31/98      (22,811)
German Deutschemark (Buy)         7,943,873    7,903,665   01/04/99       40,208
German Deutschemark (Sell)          470,758      476,377   07/20/98        5,620
German Deutschemark (Sell)          282,455      287,324   07/20/98        4,869
German Deutschemark (Sell)        1,240,585    1,262,875   07/20/98       22,291
German Deutschemark (Sell)          825,210      838,723   07/20/98       13,513
German Deutschemark (Sell)        1,604,370    1,634,463   08/12/98       30,093
German Deutschemark (Sell)        3,850,377    3,929,481   08/12/98       79,104
German Deutschemark (Sell)        1,078,638    1,089,026   08/12/98       10,388
German Deutschemark (Sell)        2,771,305    2,790,253   08/20/98       18,948
German Deutschemark (Sell)       18,394,404   18,828,102   08/31/98      433,699
German Deutschemark (Sell)          494,115      502,116   08/31/98        8,001
German Deutschemark (Sell)          227,626      226,952   08/31/98         (674)
German Deutschemark (Sell)        1,388,812    1,397,280   09/11/98        8,469
Italian Lira (Sell)               6,442,441    6,578,471   08/31/98      136,030
Japanese Yen (Sell)               4,464,013    4,515,660   08/31/98       51,647
New Zealand Dollar (Buy)          1,764,160    1,860,480   09/18/98      (96,320)
New Zealand Dollar (Buy)            799,546      793,135   09/18/98        6,411
New Zealand Dollar (Buy)          1,989,896    2,140,602   09/28/98     (150,706)
Spanish Pesetas (Sell)            2,639,787    2,697,764   08/31/98       57,977
Swedish Krona (Buy)               1,217,439    1,260,635   07/20/98      (43,196)
Swedish Krona (Buy)                 811,125      837,367   07/20/98      (26,242)
Swedish Krona (Sell)              1,233,638    1,276,963   08/31/98       43,325
Swiss Franc (Buy)                 1,379,859    1,402,203   09/11/98      (22,344)
Swiss Franc (Sell)                6,325,461    6,739,468   09/11/98      414,007
Swiss Franc (Sell)                  265,927      282,996   09/11/98       17,069
                                                                     -------------
                                                                       $ 563,794
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            -------------
COMMON STOCKS -- 92.3%
             BUSINESS SERVICES -- 5.0%
    *55,845  Aztec Technology Partners...............  $    425,819
   *103,400  Getty Images, Inc.......................     2,300,650
    *25,800  Iron Mountain, Inc......................     1,154,550
   *199,223  Navigant International Inc..............     1,693,392
          1  School Specialty Inc....................            17
     95,000  Select Appointments Holdings-ADR........     2,802,500
    *69,807  U.S. Office Products Company............     1,361,226
    *37,230  Workflow Management Inc.................       300,167
   *135,700  Young & Rubicam Inc.....................     4,342,400
                                                       -------------
                                                         14,380,721
                                                       -------------
             COMMUNICATIONS EQUIPMENT -- 4.5%
    *48,400  Cellstar Corporation....................       626,175
    137,000  ECI Telecommunications..................     5,188,875
   *215,500  Innova Corp. Wash.......................     1,104,437
   *130,000  RCN Corporation.........................     2,518,750
   *131,300  Transwitch Corp.........................     1,805,375
    *47,600  Verisign Inc............................     1,779,050
                                                       -------------
                                                         13,022,662
                                                       -------------
             COMPUTER & OFFICE EQUIPMENT -- 3.0%
   *106,600  Seagate Technology, Inc.................     2,524,125
    100,950  Symbol Technologies, Inc................     3,810,862
    *50,000  Synopsis, Inc...........................     2,287,500
                                                       -------------
                                                          8,622,487
                                                       -------------
             CONSUMER NON-DURABLES -- 1.5%
    279,000  Stride Rite Corp. (The).................     4,202,437
                                                       -------------
             CONSUMER SERVICES -- 2.5%
   *100,000  SFX Entertainment Inc. Class A..........     4,587,500
   *114,300  Cheesecake Factory, Inc. (The)..........     2,586,037
                                                       -------------
                                                          7,173,537
                                                       -------------
             ELECTRONICS -- 6.0%
   *358,600  Cypress Semiconductor Corporation.......     2,980,862
   *142,300  Jabil Circuit, Inc......................     4,704,793
   *675,000  Rogers Communications, Inc..............     6,075,000
    *94,700  SCI Systems, Inc........................     3,563,087
                                                       -------------
                                                         17,323,742
                                                       -------------
             ENERGY & SERVICES -- 3.8%
     50,100  Coflexip ADR............................     3,062,362
    *78,000  J Ray McDermott SA......................     3,237,000
   *160,000  Marine Drilling Companies, Inc..........     2,560,000
     80,000  Pogo Producing Company..................     2,010,000
                                                       -------------
                                                         10,869,362
                                                       -------------
             FINANCIAL SERVICES -- 13.1%
     62,400  Finova Group Inc. (The).................     3,533,400
   *133,200  FIRSTPLUS Financial Group, Inc..........     4,795,200
   *132,500  Golden State Bancorp, Inc...............     3,941,875
   *100,000  Heller Financial, Inc...................     3,000,000
   *248,100  Imperial Credit Industries, Inc.........     5,830,350
     81,800  Jefferies Group Inc.....................     3,353,800
     75,000  Legg Mason, Inc.........................     4,317,187
     53,000  Long Island Bancorp, Inc................     3,219,750
     66,250  Reinsurance Group of America, Inc.......     3,917,031

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
             FINANCIAL SERVICES -- (CONTINUED)

    204,200  Rock Financial Corporation..............  $  2,093,050
                                                       -------------
                                                         38,001,643
                                                       -------------
             HEALTH CARE -- 10.8%
    *62,000  Agouron Pharmaceuticals, Inc............     1,879,375
    119,000  Allergan, Inc...........................     5,518,625
   *142,000  Genzyme Corporation.....................     3,629,875
    *36,600  Gilead Sciences, Inc....................     1,173,487
    109,800  Herbalife International, Inc. Class B...     2,264,625
     66,750  ICN Pharmaceuticals, Inc................     3,049,640
    *97,500  IDX Systems Corporation.................     4,491,093
    *51,000  LAM Research Corporation................       975,375
   *179,400  Magellan Health Services, Inc...........     4,552,275
     89,100  Pharmacia & Upjohn, Inc.................     4,109,737
                                                       -------------
                                                         31,644,107
                                                       -------------
             INDUSTRIAL MATERIALS -- 0.8%
    100,000  Titanium Metals Corporation.............     2,206,250
                                                       -------------
             MANUFACTURING -- 2.5%
   *157,000  Cognex Corporation......................     2,904,500
   *196,000  Covance, Inc............................     4,410,000
                                                       -------------
                                                          7,314,500
                                                       -------------
             MEDIA & SERVICES -- 10.2%
   *257,500  ADC Telecommunications, Inc.............     9,406,796
   *218,000  American Tower Corp. A..................     5,436,375
   *170,000  Broderbund Software.....................     4,861,687
   *148,000  Hearst-Argyle Television Inc............     5,920,000
   *107,000  Lamar Advertising Company...............     3,838,625
                                                       -------------
                                                         29,463,483
                                                       -------------
             RETAIL -- 3.8%
   *215,000  CompUSA, Inc............................     3,883,437
     29,200  Ethan Allen, Inc........................     1,458,175
   *100,600  Gadzooks Inc............................     2,772,787
    *50,000  Whole Food Market.......................     3,025,000
                                                       -------------
                                                         11,139,399
                                                       -------------
             SOFTWARE & SERVICES -- 19.2%
   *347,100  Activision Inc..........................     3,579,468
     *4,200  Acxiom Corp.............................       104,737
    *14,300  Answerthink Consulting Group............       307,450
    170,000  Broderbund Software.....................     3,878,125
   *175,000  Check Point Software Tech...............     5,731,250
     52,000  Comverse Technology, Inc................     2,697,500
    *60,000  Inktomi Corp............................     2,385,000
    *60,000  J.D. Edwards & Co.......................     2,576,250
   *332,500  Learning Company, Inc. (The)............     9,850,312
    *67,700  Mobius Management Systems, Inc..........     1,015,500
   *208,000  Peerless Systems Corporation............     4,316,000
   *180,000  Pegasystems, Inc........................     4,882,500
    *42,000  PeopleSoft, Inc.........................     1,974,000
   *152,400  Policy Management Systems Corp..........     5,981,700
   *146,000  Safeguard Scientifics, Inc..............     6,086,375
    *42,900  Transition Systems, Inc.................       455,812
                                                       -------------
                                                         55,821,979
                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 4.1%
   *209,000  Atlas Air Inc...........................  $  7,066,812
     73,600  Robinson (C.H.) Worldwide, Inc..........     1,830,800
    147,300  Swift Transportation....................     2,918,381
                                                       -------------
                                                         11,815,993
                                                       -------------
             UTILITIES -- 1.5%
   *298,500  CulturalAccessWorldwide, Inc............     2,910,375
    *35,000  Snyder Communications...................     1,540,000
                                                       -------------
                                                          4,450,375
                                                       -------------
             Total common stocks.....................  $267,452,677
                                                       -------------
                                                       -------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
             CONSUMER SERVICES
    *58,060  SGW Holdings Corporation**..............  $    366,631
                                                       -------------
                                                       -------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 6.8%
             REPURCHASE AGREEMENT
$19,647,000    Interest in $1,111,215,000 joint
               repurchase agreement with State Street
               Bank dated 06/30/98 at 5.8%, to be
               repurchased at $19,650,165 on
               07/01/98; (collateralized by
               $421,318,000 U.S. Treasury Notes
               5.75%-7.825% due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury Bonds
               8.00%-11.125% due 02/15/15-08/15/25,
               121,000,000 U.S. Treasury Strips
               (principal) 0% due 08/15/04-8/15/07
               and 5,423,000 U.S. Treasury Bills 0%
               due 08/13/98).........................  $ 19,647,000
                                                       -------------
                                                       -------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $244,623,153)......    92.3%  $  267,452,677
Total convertible preferred stocks (cost
  $599,992)..................................     0.1          366,631
Total short-term securities (cost
  $19,647,000)...............................     6.8       19,647,000
                                               ------   --------------
Total investment in securities
  (Total cost $264,870,145)..................    99.2      287,466,308
Excess of cash, receivables and other assets
  over liabilities...........................     0.8        2,327,836
                                               ------   --------------
Net assets...................................   100.0%  $  289,794,144
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 224,924,207 shares
  outstanding........................................   $   22,492,421
Capital surplus......................................      247,034,320
Distribution in excess of net investment income......         (255,945)
Accumulated net realized loss on investments.........       (2,072,815)
Unrealized appreciation of investments...............       22,596,163
                                                        --------------
Net assets...........................................     $289,794,144
                                                        --------------
                                                        --------------
Class IA
Net asset value per share ($289,545,195  DIVIDED BY
  224,665,861 shares outstanding)....................            $1.29
                                                                  ----
                                                                  ----
Class IB
Net asset value per share ($248,949  DIVIDED BY
  258,346 shares outstanding)........................            $0.96
                                                                  ----
                                                                  ----

 * Non-income producing during period.
** Restricted security (see Note 2)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 97.3%
            AEROSPACE & DEFENSE -- 1.6%
   *46,055  Loral Space & Communications Ltd........  $  1,301,053
                                                      ------------
            BUSINESS SERVICES -- 2.8%
   *17,000  Iron Mountain, Inc......................       760,750
    14,500  Select Appointments Hldg-ADR............       427,750
   *36,700  Young & Rubicam Inc.....................     1,174,400
                                                      ------------
                                                         2,362,900
                                                      ------------
            COMMUNICATION EQUIPMENT -- 2.7%
    *8,310  Ciena Corporation.......................       578,583
    28,002  General Cable Corporation...............       808,557
   *12,300  Tellabs, Inc............................       880,987
                                                      ------------
                                                         2,268,127
                                                      ------------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
   *29,850  EMC Corporation.........................     1,337,653
   *20,725  Xilinx, Inc.............................       704,650
                                                      ------------
                                                         2,042,303
                                                      ------------
            CONSUMER DURABLES -- 4.4%
   *44,100  Avis Rent a Car Inc.....................     1,091,475
    37,330  Hertz Corporation (The).................     1,654,185
   *40,900  Unova, Inc..............................       879,350
                                                      ------------
                                                         3,625,010
                                                      ------------
            CONSUMER NON-DURABLES -- 2.9%
     5,000  Black & Decker Corporation (The)........       305,000
    38,800  Leggett & Platt.........................       970,000
   *39,995  Polo Ralph Lauren Corporation...........     1,119,860
                                                      ------------
                                                         2,394,860
                                                      ------------
            CONSUMER SERVICES -- 6.6%
    37,000  Galileo International, Inc..............     1,667,312
   *45,285  Mirage Resorts, Inc.....................       965,136
   *18,300  SFX Entertainment Inc.-Class A..........       839,512
    29,700  ServiceMaster Company (The).............     1,130,456
   *16,705  Starbucks Corporation...................       892,673
                                                      ------------
                                                         5,495,089
                                                      ------------
            ELECTRONICS -- 4.4%
   *75,760  Analog Devices, Inc.....................     1,860,855
   *22,330  Solectron Corporation...................       939,255
    20,300  York International Corp.................       884,318
                                                      ------------
                                                         3,684,428
                                                      ------------
            ENERGY & SERVICES -- 2.5%
    17,345  Coflexip ADR............................     1,060,213
   *12,040  Western Atlas, Inc......................     1,021,895
                                                      ------------
                                                         2,082,108
                                                      ------------
            FINANCIAL SERVICES -- 17.7%
    30,000  Ace Ltd.................................     1,170,000
    20,500  City National Corporation...............       757,218
    24,005  Equifax, Inc............................       871,681
    15,430  Finova Group, Inc. (The)................       873,723
    20,400  Franklin Resources, Inc.................     1,101,600
   *38,500  Heller Financial, Inc...................     1,155,000

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
            FINANCIAL SERVICES -- (CONTINUED)
    27,896  Legg Mason, Inc.........................  $  1,605,763
    12,015  Mercantile Bancorporation, Inc..........       605,255
    28,760  Nationwide Financial Services, Inc......     1,466,760
    10,465  Northern Trust Corporation..............       797,956
    17,231  Old Kent Financial Corporation..........       619,759
    22,705  State Street Corporation................     1,577,997
    30,330  T. Rowe Price Associates, Inc...........     1,139,270
    18,000  Unum Corporation........................       999,000
                                                      ------------
                                                        14,740,982
                                                      ------------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    24,970  Coca-Cola Enterprises, Inc..............       980,072
                                                      ------------
            HEALTH CARE -- 6.7%
    31,435  Biomet, Inc.............................     1,039,319
   *23,200  Human Genome Sciences, Inc..............       827,950
    28,865  Service Corporation International.......     1,237,586
   *35,300  Sunrise Assisted Living, Inc............     1,213,437
   *39,130  Tenet Healthcare Corporation............     1,222,812
                                                      ------------
                                                         5,541,104
                                                      ------------
            INDUSTRIAL MATERIALS -- 0.3%
    *7,000  Sealed Air..............................       257,250
                                                      ------------
            MANUFACTURING -- 6.5%
    16,445  Avery Dennison Corporation..............       883,918
   *52,610  Covance Inc.............................     1,183,725
    22,520  Danaher Corporation.....................       826,202
    22,310  Dover Corporation.......................       764,117
    28,275  Perkin-Elmer Corporation (The)..........     1,758,351
                                                      ------------
                                                         5,416,313
                                                      ------------
            MEDIA & SERVICES -- 12.5%
   *44,000  ADC Telecommunications, Inc.............     1,607,375
   *47,900  Amer. Tower Corp.-Cl A..................     1,194,506
    *6,940  Clear Channel Communications, Inc.......       757,327
    14,800  Cognizant Corporation...................       932,400
   *32,400  Intermedia Communications, Inc..........     1,358,775
   *30,800  Lamar Advertising Company...............     1,104,950
   *63,412  Outdoor Systems, Inc....................     1,775,536
     11,00  Scripps EW Co...........................       602,937
    38,230  Stewart Enterprises, Inc................     1,017,873
                                                      ------------
                                                        10,351,679
                                                      ------------
            RETAIL -- 8.9%
    21,000  American Greetings Corporation..........     1,069,687
   *47,020  Borders Group, Inc......................     1,739,740
    33,110  CVS Corporation.........................     1,289,220
   *23,300  Consolidated Stores Corp................       844,625
   *23,800  Papa John's International, Inc..........       938,612
   *51,750  Staples, Inc,...........................     1,497,515
                                                      ------------
                                                         7,379,399
                                                      ------------
            SOFTWARE & SERVICES -- 11.7%
   *11,320  America Online, Inc.....................     1,199,920
   *16,900  BMC Software, Inc.......................       877,743
   *31,800  Bisys Group, Inc. (The).................     1,303,800
   *18,355  Ceridian Corporation....................     1,078,356

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
   *20,470  Computer Sciences Corporation...........  $  1,310,080
   *14,400  DST Systems, Inc........................       806,400
    *7,000  Intuit, Inc.............................       428,750
   *23,180  PeopleSoft, Inc.........................     1,089,460
   *30,200  Policy Management Systems Corporation...     1,185,350
    *3,000  Yahoo...................................       472,500
                                                      ------------
                                                         9,752,359
                                                      ------------
            TRANSPORTATION -- 1.4%
    27,613  Southwest Airlines Co...................       818,020
   *24,100  Virgin Express Holdings ADR.............       311,793
                                                      ------------
                                                         1,129,813
                                                      ------------
            Total common stocks.....................  $ 80,804,849
                                                      ------------
                                                      ------------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT
$3,112,000    Interest in $1,111,215,000 joint
              repurchase agreement with State Street
              Bank dated 06/30/98 at 5.8%, to be
              repurchased at $3,112,501 on 07/01/98;
              (collateralized by $421,318,000 U.S.
              Treasury Notes 5.75%-7.825% due
              05/15/99-11/15/04, 563,474,000 U.S.
              Treasury Bonds 8.00%-11.125% due
              02/15/15-08/15/25, 121,000,000 U.S.
              Treasury Strips (principal) 0% due
              08/15/04-8/15/07 and 5,423,000 U.S.
              Treasury Bills 0% due 08/13/98).......  $  3,112,000
                                                      ------------
                                                      ------------

                                                          MARKET
                                                           VALUE
                                                        -----------
DIVERSIFICATION OF NET ASSETS:

Total common stocks (cost $72,294,615).......   97.3%   $80,804,849
Total short-term securities (cost
  $3,112,000)................................    3.7      3,112,000
                                               ------   -----------
Total investment in securities (total cost
  $75,406,615)...............................  101.0     83,916,849
Excess of liabilities over cash, receivables
  and other assets...........................   (1.0)      (844,810)
                                               ------   -----------
Net assets (applicable to $1.34 per share
  based on 62,094,060 shares outstanding)....  100.0%   $83,072,039
                                               ------   -----------
                                               ------   -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 62,094,060 shares outstanding...   $6,209,406
Capital surplus......................................   67,006,252
Distribution in excess of net investment income......      (54,455)
Accumulated undistributed net realized gain on
  investments........................................    1,400,602
Unrealized appreciation of investments...............    8,510,234
                                                       -----------
Net assets, applicable to shares outstanding.........  $83,072,039
                                                       -----------
                                                       -----------

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- 93.6%
           AEROSPACE & DEFENSE -- 5.2%
     500   Lockheed Martin Corporation...  $   52,937
     100   Northrop Grumman
             Corporation.................      10,312
     700   Textron, Inc..................      50,181
     800   United Technologies
             Corporation.................      74,000
     600   York International
             Corporation.................      26,137
                                           ----------
                                              213,567
                                           ----------
           BUSINESS SERVICES -- 0.9%
     700   Fluor Corporation.............      35,700
                                           ----------
           COMMUNICATIONS EQUIPMENT --
           3.1%
    *700   Cisco Systems, Inc............      64,443
     500   Lucent Technologies, Inc......      41,593
    *300   Tellabs, Inc..................      21,487
                                           ----------
                                              127,523
                                           ----------
           COMPUTERS & OFFICE EQUIPMENT -- 3.1%
    *300   Dell Computer Corporation.....      27,843
    *700   EMC Corporation...............      31,368
    *200   Gateway 2000, Inc.............      10,125
     500   International Business
             Machines Corporation........      57,406
                                           ----------
                                              126,742
                                           ----------
           CONSUMER DURABLES -- 1.8%
   1,000   Ford Motor Company............      59,000
     400   ITT Industries, Inc...........      14,950
                                           ----------
                                               73,950
                                           ----------
           CONSUMER NON-DURABLES -- 2.8%
     600   Leggett & Platt...............      15,000
   1,100   Procter & Gamble Company
             (The).......................     100,168
                                           ----------
                                              115,168
                                           ----------
           ELECTRONICS -- 3.3%
  *1,100   Analog Devices, Inc...........      27,018
     800   General Electric Company......      72,800
     500   Intel Corporation.............      37,062
                                           ----------
                                              136,880
                                           ----------
           ENERGY & SERVICES -- 5.6%
     700   Ashland, Inc..................      36,137
     400   Exxon Corporation.............      28,525
    *800   Friede Goldman International,
             Inc.........................      23,100
     800   Helmerich & Payne, Inc........      17,800
     700   Royal Dutch Petroleum Co......      38,368
   1,600   Sun Company, Inc..............      62,100
     600   Transocean Offshore, Inc......      26,700
                                           ----------
                                              232,730
                                           ----------
           FINANCIAL SERVICES -- 16.1%
     700   Chase Manhattan Corporation
             (The).......................      52,850
     500   Citicorp......................      74,625
     900   Federal Home Loan Mortgage
             Corporation.................      42,356
   1,200   Federal National Mortgage
             Association.................      72,900
     800   First Chicago NBD
             Corporation.................      70,900
   1,300   First Union Corporation.......      75,725

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
           FINANCIAL SERVICES --
           (CONTINUED)

     500   Franklin Resources, Inc.......  $   27,000
   1,050   Marsh & McLennan Companies,
             Inc.........................      63,459
     300   Merrill Lynch & Co., Inc......      27,675
     300   NAC Re Corp...................      16,012
     200   Reinsurance Group of America,
             Inc.........................      11,825
   1,400   Travelers Group, Inc..........      84,875
     900   U.S. Bancorp..................      38,700
                                           ----------
                                              658,902
                                           ----------
           FOOD, BEVERAGE & TOBACCO --
           6.1%
     800   Coca-Cola Company (The).......      68,400
     900   H.J. Heinz Company............      50,512
     700   Interstate Bakeries...........      23,231
   1,200   Philip Morris Companies,
             Inc.........................      47,250
     800   Unilever N.V.-New York
             Shares......................      63,150
                                           ----------
                                              252,543
                                           ----------
           HEALTH CARE -- 14.5%
   2,300   Abbott Laboratories...........      94,012
    *800   Amgen, Inc....................      52,300
     500   Baxter International, Inc.....      26,906
     500   Bergen Brunswig Corporation...      23,187
   1,900   Columbia/HCA Healthcare
             Corporation.................      55,337
  *1,300   Genzyme Corporation...........      33,231
   1,100   Johnson & Johnson.............      81,125
     300   Life Technologies, Inc........       9,412
     500   Loews Corporation.............      43,562
     600   Mallinckrodt, Inc.............      17,812
     600   Pfizer, Inc...................      65,212
     500   Pharmacia & Upjohn, Inc.......      23,062
    *700   Tenet Healthcare
             Corporation.................      21,875
     700   Warner-Lambert Company........      48,562
                                           ----------
                                              595,595
                                           ----------
           INDUSTRIAL MATERIALS -- 3.0%
   1,100   Air Products and Chemicals,
             Inc.........................      44,000
   1,200   Engelhard Corporation.........      24,300
     500   Georgia-Pacific Corporation...      29,468
     500   Temple-Inland, Inc............      26,937
                                           ----------
                                              124,705
                                           ----------
           MANUFACTURING -- 2.6%
   1,100   Deere & Company...............      58,162
     400   Dover Corporation.............      13,700
     300   Honeywell, Inc................      25,068
     200   Ingersoll-Rand Company........       8,812
                                           ----------
                                              105,742
                                           ----------
           MEDIA & SERVICES -- 1.5%
    *400   360 Communications Company....      12,800
     700   Gannett Co., Inc..............      49,743
                                           ----------
                                               62,543
                                           ----------
           REAL ESTATE -- 0.7%
     600   Starwood Hotels & Resorts.....      28,987
                                           ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- (CONTINUED)
           RETAIL -- 7.5%
     700   American Greetings
             Corporation.................  $   35,680
     600   Dayton Hudson Corporation.....      29,100
     400   Gap, Inc......................      24,650
     700   Home Depot, Inc. (The)........      58,143
     700   May Department Stores Company
             (The).......................      45,850
     700   Rite Aid Corporation..........      26,293
   1,500   Wal-Mart Stores, Inc..........      91,125
                                           ----------
                                              310,841
                                           ----------
           SOFTWARE & SERVICES -- 6.2%
     200   BMC Software, Inc.............      10,387
    *500   Bisys Group, Inc. (The).......      20,500
    *600   Computer Sciences
             Corporation.................      38,400
  *1,600   Microsoft Corporation.........     173,400
    *500   Sterling Software, Inc........      14,781
                                           ----------
                                              257,468
                                           ----------
           TRANSPORTATION -- 0.9%
     300   Delta Air Lines, Inc..........      38,775
                                           ----------
           UTILITIES -- 8.7%
     500   Ameritech Corporation.........      22,437
     800   AT&T Corp.....................      45,700
   1,400   Bell Atlantic Corporation.....      63,875
     900   BellSouth Corporation.........      60,412
     500   Duke Energy Corporation.......      29,625
     600   GPU, Inc......................      22,687
     600   NIPSCO Industries Inc.........      28,000
   1,700   SBC Communications Inc........      68,000
    *400   WorldCom, Inc.................      19,375
                                           ----------
                                              360,111
                                           ----------
           Total common stocks...........  $3,858,472
                                           ----------
                                           ----------
PRINCIPAL                                    MARKET
AMOUNTS                                      VALUE
--------                                   ----------
SHORT-TERM SECURITIES -- 6.9%

           REPURCHASE AGREEMENT
$286,000   Interest in $1,111,215,000
             joint repurchase agreement
             with State Street Bank dated
             06/30/98 at 5.8%, to be
             repurchased at $286,046 on
             July 1 1998; (collateralized
             by $421,318,000 U.S.
             Treasury Notes 5.75%-7.825%
             due 05/15/99-11/15/04,
             563,474,000 U.S. Treasury
             Bonds 8.00%-11.125% due
             02/15/15-08/15/25,
             121,000,000 U.S. Treasury
             Strips (principal) 0% due
             08/15/04-08/15/07 and
             5,423,000 U.S. Treasury
             Bills 0% due 08/13/98)......  $  286,000
                                           ----------
                                           ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,716,682)........    93.6%  $    3,858,472
Total short-term securities (cost
  $286,000)..................................     6.9          286,000
                                               ------   --------------
Total investment in securities (identified
  cost $4,002,682)...........................   100.5        4,144,472
Excess of liabilities over cash, receivables
  and other assets...........................    (0.5)         (20,037)
                                               ------   --------------
Net assets...................................   100.0%  $    4,124,435
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 3,963,344 shares
  outstanding........................................   $        3,963
Capital surplus......................................        3,973,812
Accumulated undistributed net investment income......            4,686
Accumulated undistributed net realized gain on
  investments........................................              184
Unrealized appreciation of investments...............          141,790
                                                        --------------
Net assets...........................................   $    4,124,435
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($4,114,031  DIVIDED BY
  3,963,344 shares outstanding)........................  $1.04
                                                         -----
                                                         -----
Class IB
Net asset value per share ($10,404  DIVIDED BY 10,000
  shares outstanding)..................................  $1.04
                                                         -----
                                                         -----

*  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD        HARTFORD
                                BOND             STOCK         MONEY MARKET      ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.  HLS FUND, INC.
                           --------------   ---------------   --------------  ---------------
INVESTMENT INCOME:
  Dividends..............   $    42,643     $   28,738,177     $   --         $   32,586,326
  Interest...............    20,240,938          8,542,816      17,380,996       104,841,974
  Less: foreign tax
    withheld.............       --                (342,374)        --               (290,313)
                           --------------   ---------------   --------------  ---------------
    Total investment
      income.............    20,283,580         36,938,619      17,380,996       137,137,987
                           --------------   ---------------   --------------  ---------------
EXPENSES:
  Investment advisory
    fees.................       942,060          6,977,733         761,926        19,967,276
  Administrative services
    fees.................       540,325          4,732,546         533,348         8,043,152
  Accounting services....        13,460            125,826          18,294           223,738
  Custodian fees.........         3,966             13,477           2,682            23,217
  Board of directors
    fees.................         2,259             21,047           3,032            37,241
  Distribution fees --
    Class IB.............           208                338              55             1,194
  Other expenses.........        33,428            190,123          27,773           373,003
                           --------------   ---------------   --------------  ---------------
    Total expenses.......     1,535,886         12,061,091       1,347,111        28,668,821
                           --------------   ---------------   --------------  ---------------
  Net investment income
    (loss)...............    18,747,694         24,877,528      16,033,885       108,469,166
                           --------------   ---------------   --------------  ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     5,675,305        255,925,712           6,682       366,321,780
  Net realized gain on
    futures contracts....       --                --               --               --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --                --               --               --
  Net realized gain
    (loss) on option
    contracts............       --                --               --               --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --                      50         --                (24,608)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,580,103        761,083,041         --            844,715,498
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --                   6,067         --                 33,617
  Net unrealized
    appreciation of
    option contracts.....       --                --               --               --
                           --------------   ---------------   --------------  ---------------
  Net realized and
    unrealized gain on
    investments..........     7,255,408      1,017,014,871           6,682     1,211,046,287
                           --------------   ---------------   --------------  ---------------
  Net increase in net
    assets resulting from
    operations...........   $26,003,102     $1,041,892,399     $16,040,567    $1,319,515,453
                           --------------   ---------------   --------------  ---------------
                           --------------   ---------------   --------------  ---------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD         HARTFORD                          HARTFORD         HARTFORD         HARTFORD
                              CAPITAL          MORTGAGE         HARTFORD      INTERNATIONAL     DIVIDEND AND    INTERNATIONAL
                            APPRECIATION      SECURITIES         INDEX        OPPORTUNITIES        GROWTH          ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                           --------------   --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $ 25,523,142     $   --           $  9,766,306     $ 17,050,872     $ 27,985,192     $ 2,352,264
  Interest...............      9,795,861      10,918,633         1,242,581        2,825,554        1,829,317       2,805,123
  Less: foreign tax
    withheld.............     (1,041,459)        --                (66,129)      (1,836,006)        (118,240)       (288,257)
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total investment
      income.............     34,277,543      10,918,633        10,942,758       18,040,420       29,696,270       4,869,130
                           --------------   --------------   --------------   --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................     11,630,782         406,513         1,336,745        2,924,303        5,451,464         666,244
  Administrative services
    fees.................      4,610,479         284,559         1,169,651        1,025,458        2,066,054         202,855
  Accounting services....        137,486           8,455            28,790           34,804           44,551           5,162
  Custodian fees.........         26,839           8,207            11,620          352,237            5,730          90,200
  Board of directors
    fees.................         23,020           1,377             4,838            5,776            7,743             863
  Distribution fees --
    Class IB.............            330         --               --                     45              526         --
  Other expenses.........        209,045          30,903            52,313           81,032           72,450          12,660
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total expenses.......     16,637,980         740,013         2,603,957        4,423,654        7,648,519         977,984
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net investment income
    (loss)...............     17,639,563      10,178,620         8,338,801       13,616,766       22,047,750       3,891,146
                           --------------   --------------   --------------   --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    178,046,031       1,941,142         4,488,217       29,466,829       93,164,616       3,076,852
  Net realized gain on
    futures contracts....       --               --              4,211,673       10,892,980         --             2,796,052
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............        (24,282)        --               --             (1,829,203)        --             2,296,687
  Net realized gain
    (loss) on option
    contracts............       --                72,442          --               (459,970)        --               (53,142)
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       (765,949)        --               --                174,723          110,232      (1,045,986)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    382,416,096      (1,397,173)      194,094,619      125,772,727      118,466,425      17,856,562
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --                 87,507         (420,229)        --              (339,066)
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       (532,361)        --               --                339,041         --            (1,376,293)
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...        (17,648)        --               --                 12,417          (10,587)       (186,174)
  Net unrealized
    appreciation of
    option contracts.....       --                12,149          --               --               (147,198)        --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    559,121,887         628,560       202,882,016      163,949,315      211,583,488      23,025,492
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $576,761,450     $10,807,180      $211,220,817     $177,566,081     $233,631,238     $26,916,638
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $   440,731       $  107,754        $  2,399
  Interest...............       265,961           53,234           2,777
  Less: foreign tax
    withheld.............        (9,524)            (872)        --
                           --------------   --------------   --------------
    Total investment
      income.............       706,692          160,116           5,176
                           --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................       713,624          149,869         --
  Administrative services
    fees.................       218,146           45,612             489
  Accounting services....         1,786            7,000         --
  Custodian fees.........        10,909            4,000         --
  Board of directors
    fees.................           310            2,000         --
  Distribution fees --
    Class IB.............            38          --                    1
  Other expenses.........        17,870            5,551         --
                           --------------   --------------   --------------
    Total expenses.......       962,682          214,032             490
                           --------------   --------------   --------------
  Net investment income
    (loss)...............      (255,991)         (53,915)          4,686
                           --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    (1,151,141)       1,523,015             184
  Net realized gain on
    futures contracts....       --               --              --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --               --              --
  Net realized gain
    (loss) on option
    contracts............       --               --              --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --               --              --
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    21,103,671        6,996,523         141,790
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --              --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --               --              --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --               --              --
  Net unrealized
    appreciation of
    option contracts.....       --               --              --
                           --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    19,952,531        8,519,538         141,974
                           --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $19,696,540       $8,465,623        $146,660
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD         HARTFORD
                                BOND             STOCK         MONEY MARKET       ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                           --------------   ---------------   --------------  ----------------
OPERATIONS:
  Net investment
    income...............   $ 18,747,694    $   24,877,528     $ 16,033,885   $   108,469,166
  Net realized gain
    (loss)...............      5,675,305       255,925,762            6,682       366,297,172
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,580,103       761,089,108         --             844,749,115
                           --------------   ---------------   --------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     26,003,102     1,041,892,399       16,040,567     1,319,515,453
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............     (1,500,000)       (1,600,000)     (16,033,885)       (4,799,999)
    Class IB.............       --                --               --               --
  From net realized gain
    on investments
    Class IA.............       --            (173,700,000)          (6,682)     (297,100,001)
    Class IB.............       --                --               --               --
                           --------------   ---------------   --------------  ----------------
    Total
      distributions......     (1,500,000)     (175,300,000)     (16,040,567)     (301,900,000)
                           --------------   ---------------   --------------  ----------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............    125,127,802       593,039,877       32,683,154       936,166,883
    Class IB.............      1,145,321         2,022,166          387,955         6,161,411
                           --------------   ---------------   --------------  ----------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......    126,273,123       595,062,043       33,071,109       942,328,294
                           --------------   ---------------   --------------  ----------------
    Total increase in net
      assets.............    150,776,225     1,461,654,442       33,071,109     1,959,943,747
NET ASSETS:
  Beginning of period....    552,869,797     4,713,321,561      612,480,218     8,283,911,901
                           --------------   ---------------   --------------  ----------------
  End of period..........   $703,646,022    $6,174,976,003     $645,551,327   $10,243,855,648
                           --------------   ---------------   --------------  ----------------
                           --------------   ---------------   --------------  ----------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD          HARTFORD                           HARTFORD          HARTFORD          HARTFORD
                               CAPITAL          MORTGAGE         HARTFORD        INTERNATIONAL     DIVIDEND AND     INTERNATIONAL
                            APPRECIATION       SECURITIES          INDEX         OPPORTUNITIES        GROWTH           ADVISERS
                           HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
OPERATIONS:
  Net investment
    income...............  $   17,639,563     $ 10,178,620    $    8,338,801    $   13,616,766    $   22,047,750     $  3,891,146
  Net realized gain
    (loss)...............     177,255,800        2,013,584         8,699,890        38,245,359        93,274,848        7,070,463
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     381,866,087       (1,385,024)      194,182,126       125,703,956       118,308,640       15,955,029
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     576,761,450       10,807,180       211,220,817       177,566,081       233,631,238       26,916,638
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............      (1,000,000)      (2,200,000)       (1,000,000)         (650,000)       (4,100,000)     (24,000,000)
    Class IB.............        --               --                --                --                --               --
  From net realized gain
    on investments
    Class IA.............    (320,000,000)        --             (29,600,000)      (72,215,057)      (76,700,000)      (5,712,912)
    Class IB.............        --               --                --                --                --               --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total
      distributions......    (321,000,000)      (2,200,000)      (30,600,000)      (72,865,057)      (80,800,000)     (29,712,912)
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     587,700,411       (4,998,550)      242,484,230        58,428,399       532,403,454       57,335,778
    Class IB.............       1,844,002         --                --                 283,058         2,808,814         --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     589,544,413       (4,998,550)      242,484,230        58,711,457       535,212,268       57,335,778
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total increase in net
      assets.............     845,305,863        3,608,630       423,105,047       163,412,481       688,043,506       54,539,504
NET ASSETS:
  Beginning of period....   4,802,992,002      325,701,680     1,123,455,002     1,092,945,600     1,994,653,222      207,581,524
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  End of period..........  $5,648,297,865     $329,310,310    $1,546,560,049    $1,256,358,081    $2,682,696,728     $262,121,028
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
OPERATIONS:
  Net investment
    income...............   $   (255,991)    $   (53,915)      $    4,686
  Net realized gain
    (loss)...............     (1,151,141)      1,523,015              184
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     21,103,671       6,996,523          141,790
                           --------------   --------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     19,696,540       8,465,623          146,660
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............       --                (1,000)         --
    Class IB.............       --               --               --
  From net realized gain
    on investments
    Class IA.............     (3,776,000)        --               --
    Class IB.............       --               --               --
                           --------------   --------------   --------------
    Total
      distributions......     (3,776,000)         (1,000)         --
                           --------------   --------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     62,854,907      47,018,509        3,967,775
    Class IB.............        249,263         --                10,000
                           --------------   --------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     63,104,170      47,018,509        3,977,775
                           --------------   --------------   --------------
    Total increase in net
      assets.............     79,024,710      55,483,132        4,124,435
NET ASSETS:
  Beginning of period....    210,769,434      27,588,907          --
                           --------------   --------------   --------------
  End of period..........   $280,794,144     $83,072,039       $4,124,435
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               HARTFORD          HARTFORD          HARTFORD          HARTFORD
                                 BOND              STOCK         MONEY MARKET        ADVISERS
                            HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ----------------   ---------------   ---------------  ----------------
OPERATIONS:
  Net investment
    income...............    $  29,895,329    $   43,535,296    $   29,943,455    $  174,306,949
  Net realized gain
    (loss) on
    investments..........        7,061,914       173,861,274             6,689       297,333,336
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       13,239,598       796,616,926          --           1,046,771,063
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       50,196,841     1,014,013,496        29,950,144     1,518,411,348
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (28,506,187)      (42,197,246)      (29,943,455)     (170,527,116)
  From net realized gain
    on investments.......        --             (161,851,967)           (6,689)     (270,771,078)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............      150,801,506     1,228,638,401     2,014,842,442     1,017,109,674
  Reinvested
    distributions........       28,506,187       204,049,153        29,947,294       441,298,194
  Cost of shares
    repurchased..........      (50,676,350)     (523,538,867)   (1,974,895,094)     (131,138,289)
                           ----------------   ---------------   ---------------  ----------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........      128,631,343       909,148,687        69,894,642     1,327,269,579
                           ----------------   ---------------   ---------------  ----------------
    Total increase in net
     assets..............      150,321,997     1,719,112,970        69,894,642     2,404,382,733
NET ASSETS:
  Beginning of year......      402,547,800     2,994,208,591       542,585,576     5,879,529,168
                           ----------------   ---------------   ---------------  ----------------
  End of year............    $ 552,869,797    $4,713,321,561    $  612,480,218    $8,283,911,901
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      145,350,512       261,136,064     2,014,842,442       427,999,289
  Reinvested
    distributions........       27,684,476        47,265,691        29,947,294       195,721,711
  Shares repurchased.....      (49,276,444)     (111,192,689)   (1,974,895,094)      (55,281,602)
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in capital shares
    outstanding..........      123,758,544       197,209,066        69,894,642       568,439,398
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------

* For the period from inception, July 15, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                               HARTFORD                        HARTFORD
                              HARTFORD         MORTGAGE        HARTFORD      INTERNATIONAL                             HARTFORD
                               CAPITAL        SECURITIES         INDEX       OPPORTUNITIES         HARTFORD          INTERNATIONAL
                            APPRECIATION       HLS FUND,       HLS FUND,       HLS FUND,      DIVIDEND AND GROWTH    ADVISERS HLS
                           HLS FUND, INC.        INC.            INC.            INC.           HLS FUND, INC.        FUND, INC.
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
OPERATIONS:
  Net investment
    income...............  $   18,401,175    $ 21,179,064    $ 13,477,109    $ 16,284,965       $   31,471,557       $  4,979,715
  Net realized gain
    (loss) on
    investments..........     325,012,733       1,887,304      27,891,406      22,987,627           76,546,072          3,812,903
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     446,257,178       4,663,003     194,778,278     (39,765,725)         265,339,837         (2,236,289)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     789,671,086      27,729,371     236,146,793        (493,133)         373,357,466          6,556,329
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............     (23,026,942)    (19,179,286)    (12,572,622)    (10,088,484)         (27,536,907)        (5,624,995)
  From net realized gain
    on investments.......    (262,285,067)        --          (54,414,034)    (75,709,860)         (27,905,705)          (383,508)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   1,567,700,149      40,002,581     832,154,018     175,623,844          759,068,188        101,220,653
  Reinvested
    distributions........     285,312,010      19,179,286      66,986,656      85,798,344           55,442,612          6,008,503
  Cost of shares
    repurchased..........    (941,049,022)    (67,525,455)   (565,910,370)    (78,728,142)         (17,752,873)        (4,681,200)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........     911,963,137      (8,343,588)    333,230,304     182,694,046          796,757,927        102,547,956
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Total increase in net
     assets..............   1,416,322,214         206,497     502,390,441      96,402,569        1,114,672,781        103,095,782
NET ASSETS:
  Beginning of year......   3,386,669,788     325,495,183     621,064,561     996,543,031          879,980,441        104,485,742
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  End of year............  $4,802,992,002    $325,701,680    $1,123,455,002  $1,092,945,600     $1,994,653,222       $207,581,524
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     373,368,266      36,817,301     319,711,524     127,140,923          430,488,870         85,766,460
  Reinvested
    distributions........      76,688,687      17,908,502      27,848,903      66,285,199           32,437,147          5,312,136
  Shares repurchased.....    (226,071,746)    (62,504,975)   (217,918,590)    (57,436,791)          (9,921,919)        (3,947,987)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........     223,985,207      (7,779,172)    129,641,837     135,989,331          453,004,098         87,130,609
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------


                             HARTFORD        HARTFORD
                           SMALL COMPANY      MIDCAP
                             HLS FUND,       HLS FUND,
                               INC.            INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
    income...............   $    88,783     $    24,960
  Net realized gain
    (loss) on
    investments..........    12,450,126        (122,413)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,186,607       1,513,711
                           -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    13,725,516       1,416,258
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (95,955)        (24,500)
  From net realized gain
    on investments.......    (9,778,063)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   161,029,937      26,374,232
  Reinvested
    distributions........     9,859,112          21,452
  Cost of shares
    repurchased..........    (6,783,034)       (198,535)
                           -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........   164,106,015      26,197,149
                           -------------   -------------
    Total increase in net
     assets..............   167,957,513      27,588,907
NET ASSETS:
  Beginning of year......    42,811,921         --
                           -------------   -------------
  End of year............   $210,769,434    $27,588,907
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   132,781,679      24,427,494
  Reinvested
    distributions........     8,233,190          18,866
  Shares repurchased.....    (5,739,202)       (183,467)
                           -------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........   135,275,667      24,262,893
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of Hartford Growth and Income HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below.

Hartford Bond HLS Fund, Inc.   Seeks maximum current income consistent with preservation of capital through investing primarily in high-grade government and corporate bonds and other debt securities.

Hartford Stock HLS Fund, Inc.  Seeks long-term capital growth through investment in a diversified portfolio of equity securities.

Hartford Money Market HLS      Seeks a high level of current income consistent with liquidity and the
 Fund, Inc.                    need for preservation of capital through investment in high-quality money-market securities.

Hartford Advisers HLS Fund,    Seeks maximum long-term total rate of return (capital growth and current
 Inc.                          income) through investment in a varying mix of stocks, bonds and money market instruments.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 HLS Fund, Inc.                companies with high growth potential, including small, medium and large companies.

Hartford Mortgage Securities   Seeks a high level of current income by investing primarily Fund, Inc.in
 HLS Fund, Inc.                mortgage- backed securities, including securities issued by Government
                               National Mortgage Association.

Hartford Index HLS Fund, Inc.  Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks growth of capital through investing primarily in foreign equity
 Opportunities HLS Fund, Inc.  securities issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 HLS Fund, Inc.                and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.

Hartford International         Seeks a long-term total rate of return consistent with moderate risk.
 Advisers HLS Fund, Inc.       Investments include a mix of debt, equity and money market instruments primarily with foreign issuers.

Hartford Small Company HLS     Seeks growth of capital by investing primarily in equity securities
 Fund, Inc.                    selected on the basis of potential for capital appreciation.

Hartford MidCap HLS Fund,      Seeks long term capital growth through capital appreciation by investing
 Inc.                          primarily in equity securities.

Hartford Growth and Income     Seeks growth of capital and current income by investing primarily in
 HLS Fund                      equity securities with earnings growth potential and steady or rising dividends.

    Each Fund, with the exception of Hartford Mortgage Securities HLS, Hartford Index HLS, Hartford International Advisers HLS and Hartford MidCap HLS Funds are divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pusuant to a Rule 12-b1 plan. Distribution and Service Plans adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded(domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values as determined by, or under the direction of, the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
       held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

    g) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    h) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford

      Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

    i) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 1998, Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES--Each Fund is permitted to invest upto 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

      At June 30, 1998, the Funds held the following restricted securities (excluding 144A issues):

                                                                 ACQUISITION                    MARKET        % OF
             FUND                          SECURITY                 DATE          COST          VALUE      NET ASSETS
------------------------------  -------------------------------  -----------  -------------  ------------  -----------
Capital Appreciation HLS Fund,
  Inc.                          SGW Holdings Corporation            8/14/97   $  11,311,018  $  6,911,717        .12%
Small Company HLS Fund, Inc.    SGW Holdings Corporation            8/14/97   $     599,992  $    366,631        .13%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, Inc. (HL Advisors) an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Funds' Board of Directors and shareholders.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

          HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.200%


   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.250%

          HARTFORD BOND HLS FUND, INC.
        AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250

        HARTFORD ADVISERS HLS FUND, INC.,
  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                      INC.,
  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
     HARTFORD SMALL COMPANY HLS FUND, INC.,
         HARTFORD MIDCAP HLS FUND, INC.,
     AND HARTFORD GROWTH AND INCOME HLS FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      Pursuant to investment services agreements between HL Advisors and The Hartford Investment Management Company (HIMCO), HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Index HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 1998, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                        AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                           UNREALIZED       UNREALIZED      APPRECIATION/
FUND                                                      TAX COST        APPRECIATION     DEPRECIATION      DEPRECIATION
----------------------------------------------------  ----------------  ----------------  ---------------  ----------------
Hartford Bond HLS Fund, Inc.........................  $    640,082,876  $     20,700,181  $    (3,234,022) $     17,466,159
Hartford Stock HLS Fund, Inc........................     3,565,285,158     2,309,946,068      (82,933,412)    2,227,012,656
Hartford Advisers HLS Fund, Inc.....................     7,084,010,541     2,938,731,191      (84,620,547)    2,854,110,644
Hartford Capital Appreciation HLS Fund, Inc.........     4,018,513,601     1,618,350,288     (287,904,760)    1,330,445,528
Hartford Mortgage Securities HLS Fund, Inc..........       299,109,588         4,900,727         (429,863)        4,470,864
Hartford Index HLS Fund, Inc........................     1,030,944,139       516,460,414      (24,343,643)      492,116,771
Hartford International Opportunities HLS Fund,
 Inc................................................        21,392,463        22,970,406       (6,810,860)       16,159,546
Hartford Dividend & Growth HLS Fund, Inc............     2,149,535,648       546,271,712      (55,589,628)      490,682,084
Hartford International Advisers HLS Fund, Inc.......       989,738,016       199,670,006      (39,676,835)      159,993,171
Hartford Small Company HLS Fund, Inc................       247,799,667        35,584,048      (15,564,392)       20,019,656
Hartford MidCap Fund HLS Fund, Inc..................        72,620,755        10,573,879       (2,086,304)        8,487,575
Hartford Growth and Income HLS Fund.................         3,716,682           185,534          (43,745)          141,789

 5.  AFFILIATE HOLDINGS:

    a) HARTFORD MIDCAP HLS FUND, INC.--HL Investment Advisers, Inc. has ownership of 3,000,000 shares of Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund representing 4.8% and 75.6%, respectively of the total outstanding shares of each Fund as of June 30, 1998.

    b) As of June 30, 1998, certain HL group pension contracts held direct interests in shares as follows:

                                                                      PERCENT OF
 FUND                                                      SHARES    TOTAL SHARES
 ------------------------------------------------------  ----------  ------------
 Hartford Bond HLS Fund, Inc...........................   4,834,749       .75%
 Hartford Money Market HLS Fund Inc....................  26,217,960      4.06
 Hartford Stock HLS Fund, Inc..........................   4,119,684       .40
 Hartford Advisers HLS Fund, Inc.......................  32,874,765       .91
 Hartford Capital Appreciation HLS Fund, Inc...........  24,465,579      2.00
 Hartford Mortgage Securities HLS Fund, Inc............  14,757,318      5.00
 Hartford Index HLS Fund, Inc..........................  31,054,910      6.63
 Hartford International Opportunities HLS Fund, Inc....  10,970,561      1.24
 Hartford Dividend and Growth HLS Fund, Inc............   6,985,353       .54
 Hartford International Advisers HLS Fund, Inc.........     861,122       .38

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

 6.  INVESTMENT TRANSACTIONS:

    For the six months ended June 30, 1998, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

 FUND                                        PURCHASE AT COST    SALES AT PROCEEDS
 ------------------------------------------  -----------------   -----------------
 Hartford Bond HLS Fund, Inc...............    $  604,811,366      $  480,483,193
 Hartford Stock HLS Fund, Inc..............     1,061,924,129         584,944,576
 Hartford Advisers HLS Fund, Inc...........     1,689,884,052       1,129,321,894
 Hartford Capital Appreciation HLS Fund,
  Inc......................................     1,467,226,627       1,175,448,951
 Hartford Mortgage Securities HLS Fund,
  Inc......................................       522,066,013         491,538,609
 Hartford Index HLS Fund, Inc..............       221,385,374          11,710,390
 Hartford International Opportunities HLS
  Fund, Inc................................       806,689,764         794,275,013
 Hartford Dividend and Growth HLS Fund,
  Inc......................................       963,638,560         502,080,152
 Hartford International Advisers HLS Fund,
  Inc......................................       191,512,683         147,785,921
 Hartford Small Company HLS Fund, Inc......       377,046,575         333,516,188
 Hartford MidCap HLS Fund, Inc.............        64,904,928          19,485,674
 Hartford Growth and Income HLS Fund.......         3,748,209              31,710

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA statement of position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per shares of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                                ACCUMULATED
                                                                               ACCUMULATED     UNDISTRIBUTED
                                                                              UNDISTRIBUTED    (DISTRIBUTION
                                                                              (DISTRIBUTION    IN EXCESS OF)
                                                                              IN EXCESS OF)    NET REALIZED
                                                                              NET INVESTMENT      GAIN ON         PAID-IN
FUND                                                                              INCOME        INVESTMENTS       SURPLUS
----------------------------------------------------------------------------  --------------  ---------------  --------------
Hartford Bond HLS Fund, Inc.................................................   $    (41,029)   $     41,0290    $          0
Hartford Stock HLS Fund, Inc................................................       (20,5130)          20,513               0
Hartford Advisers HLS Fund, Inc.............................................        418,269)        (418,269)              0
Hartford Capital Appreciation HLS Fund, Inc.................................      6,642,158       (6,642,158)              0
Hartford Mortgage Securities HLS Fund, Inc..................................       (416,537)         416,537               0
Hartford International Opportunities HLS Fund, Inc..........................     (6,758,168)       6,788,167         (29,999)
Hartford Dividend and Growth HLS Fund, Inc..................................       (231,694)         244,530         (12,836)
Hartford International Advisers HLS Fund, Inc...............................      1,257,390       (1,257,390               0
Hartford Small Company HLS Fund, Inc........................................          7,062           (7,062)

 8.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the period ending June 30, 1998:

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    140,139,917   $150,096,170  123,604,723  $691,570,261   944,202,743  $944,203,735  267,349,848  $715,446,353
Shares issued on
 reinvestment of
 distributions...      1,414,284      1,499,999   32,495,236   175,300,001    16,037,426    16,037,426  116,152,059   301,899,991
Shares redeemed..    (24,778,741)   (26,468,367) (48,999,001) (273,830,385) (927,558,007) (927,558,007) (30,443,090)  (81,179,461)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    116,775,460   $125,127,802  107,100,958  $593,039,877    32,682,162  $ 32,683,154  353,058,817  $936,166,883
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------


                         HARTFORD CAPITAL            HARTFORD MORTGAGE                                   HARTFORD INTERNATIONAL
                           APPRECIATION                 SECURITIES                HARTFORD INDEX              OPPORTUNITIES
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    176,967,773   $804,422,818   20,770,514  $ 22,806,104   120,404,516  $374,169,681   44,287,452  $ 61,140,228
Shares issued on
 reinvestment of
 distributions...     71,437,060    320,999,999    2,020,729     2,200,000    10,055,222    30,600,000   55,643,802    72,865,058
Shares redeemed..   (118,636,205)  (537,722,406) (27,336,697)  (30,004,654)  (52,209,028) (162,285,451) (56,783,350)  (75,576,887)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    129,768,628   $587,700,411   (4,545,454)   (4,998,550)   78,250,710  $242,484,230   43,147,904  $ 58,428,399
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                   HARTFORD DIVIDEND AND GROWTH   HARTFORD INTERNATIONAL    HARTFORD SMALL COMPANY HLS       HARTFORD MIDCAP
                          HLS FUND, INC.          ADVISERS HLS FUND, INC.           FUND, INC.               HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    227,722,909   $465,719,661   29,357,390  $ 33,656,891    49,403,077  $ 62,836,009   39,285,617  $ 51,925,062
Shares issued on
 reinvestment of
 distributions...     40,497,356     80,800,000   27,522,863    29,712,912     2,958,223     3,776,000          747           916
Shares redeemed..     (6,874,585)   (14,116,207)  (5,216,557)   (6,034,025)   (3,013,593)   (3,757,102)  (1,455,196)   (1,907,469)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    261,345,680   $532,403,454   51,663,696  $ 57,353,778    49,347,707  $ 62,854,907   37,831,168  $ 50,018,509
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                             HLS FUND
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IA
Shares sold......      3,981,156   $  3,995,482
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..        (17,612)       (17,707)
                   -------------   ------------
Net Increase.....      3,963,544   $  3,977,775
                   -------------   ------------
                   -------------   ------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,139,236   $  1,150,176    1,993,605  $  2,022,233       512,019  $    512,019    6,266,067  $  6,324,501
Shares issued on
 reinvestment of
 distributions...       --              --           --            --              3,075         3,075      --            --
Shares redeemed..         (4,775)        (4,855)         (64)          (67)     (127,139)     (127,139)    (160,640)     (163,090)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,134,461   $  1,145,321    1,993,541  $  2,022,166       387,955  $    387,955    6,105,427  $  6,161,411
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                         HARTFORD CAPITAL         HARTFORD INTERNATIONAL
                           APPRECIATION                OPPORTUNITIES          HARTFORD DIVIDEND AND      HARTFORD SMALL COMPANY
                          HLS FUND, INC.              HLS FUND, INC.          GROWTH HLS FUND, INC.          HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,873,884   $  1,844,044      279,319  $    284,133     2,846,506  $  2,808,906      258,716  $    249,612
Shares issued on
 reinvestment of
 distributions...       --              --           --            --            --            --           --            --
Shares redeemed..            (42)           (42)      (1,049)       (1,075)          (94)          (92)        (370)         (349)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,873,842   $  1,844,002      278,270  $    283,058     2,846,412  $  2,808,814      258,346  $    249,263
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                          HLS FUND, INC.
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IB
Shares sold......         10,000   $     10,000
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..       --              --
                   -------------   ------------
Net Increase.....         10,000   $     10,000
                   -------------   ------------
                   -------------   ------------

 Hartford Mutual Funds
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    $1.050      $0.029      $ 0.016        $ 0.045
  For the Year Ended
    December 31,
  1997...................     1.000       0.063        0.047          0.110
  1996...................     1.028       0.064       (0.029)         0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.006        0.016          0.022
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     5.123       0.024        1.049          1.073
  For the Year Ended
    December 31,
  1997...................     4.143       0.050        1.196          1.246
  1996...................     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --          0.046          --
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.000       0.025         --            0.025
  For the Year Ended
    December 31,
  1997...................     1.000       0.049         --            0.049
  1996...................     1.000       0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.010         --            0.010
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     2.527       0.030        0.352          0.382
  For the Year Ended
    December 31,
  1997...................     2.169       0.056        0.455          0.511
  1996...................     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002        0.036          0.038
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     4.410       0.014        0.498          0.512
  For the Year Ended
    December 31,
  1997...................     3.914       0.020        0.794          0.814
  1996...................     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.001       (0.016)        (0.015)
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.084       0.034        0.002          0.036
  For the Year Ended
    December 31,
  1997...................     1.056       0.071        0.022          0.093
  1996...................     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   $(0.003)     $ --           $(0.003)       $ 0.042       $1.092    4.28%     $  702,487
  For the Year Ended
    December 31,
  1997...................    (0.060)       --            (0.060)         0.050        1.050   11.35         552,870
  1996...................    (0.063)       --            (0.063)        (0.028)       1.000    3.54         402,548
  1995...................    (0.064)       --            (0.064)         0.102        1.028   18.49         342,495
  1994...................    (0.060)      (0.018)        (0.078)        (0.118)       0.926   (3.95)         247458
  1993...................    (0.062)      (0.019)        (0.081)         0.020        1.044   10.24         239,602
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.022        1.022    2.20           1,159
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.002)      (0.184)        (0.186)         0.887        6.010   21.36       6,172,891
  For the Year Ended
    December 31,
  1997...................    (0.049)      (0.217)        (0.266)         0.980        5.123   31.38       4,713,322
  1996...................    (0.059)      (0.148)        (0.207)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)        (0.184)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.248)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)        (0.258)         0.134        3.099   14.34         968,425
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.046        1.046    4.60           1,994
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.025)       --            (0.025)         --           1.000    2.63         645,163
  For the Year Ended
    December 31,
  1997...................    (0.049)       --            (0.049)         --           1.000    5.31         612,480
  1996...................    (0.050)       --            (0.050)         --           1.000    5.09         542,586
  1995...................    (0.056)       --            (0.056)         --           1.000    5.74         339,709
  1994...................    (0.039)       --            (0.039)         --           1.000    3.95         321,465
  1993...................    (0.029)       --            (0.029)         --           1.000    2.94         234,088
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............    (0.010)       --            (0.010)         --           1.000     --              388
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.089)        (0.090)         0.292        2.819   15.44      10,237,520
  For the Year Ended
    December 31,
  1997...................    (0.055)      (0.098)        (0.153)         0.358        2.527   24.51       8,283,912
  1996...................    (0.059)      (0.044)        (0.103)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)        (0.083)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.106)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)        (0.119)         0.076        1.752   12.25       2,426,550
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.038        1.038    3.80           6,336
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.289)        (0.290)         0.222        4.632   11.82       5,646,452
  For the Year Ended
    December 31,
  1997...................    (0.022)      (0.296)        (0.318)         0.496        4.410   22.34       4,802,992
  1996...................    (0.025)      (0.228)        (0.253)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)        (0.185)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.273)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)        (0.111)         0.418        3.052   20.80         778,904
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.015)       0.985   (1.50)          1,846
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.007)       --            (0.007)         0.029        1.113    3.35         329,310
  For the Year Ended
    December 31,
  1997...................    (0.065)       --            (0.065)         0.028        1.084    9.01         325,702
  1996...................    (0.066)       --            (0.066)        (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --            (0.068)         0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.073)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --             --            (0.004)       1.075    6.31         365,198

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.50%            6.01%          83.3%
  For the Year Ended
    December 31,
  1997...................   0.51             6.58          112.9
  1996...................   0.52             6.37          212.0
  1995...................   0.53             6.51          215.0
  1994...................   0.55             6.23          328.8
  1993...................   0.57             5.93          494.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.33             2.94            --
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.46             1.00           11.4
  For the Year Ended
    December 31,
  1997...................   0.45             1.11           31.6
  1996...................   0.46             1.59           42.3
  1995...................   0.48             2.23           52.9
  1994...................   0.50             2.17           63.8
  1993...................   0.53             1.86           69.0
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.64             0.46
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.44             5.24            --
  For the Year Ended
    December 31,
  1997...................   0.44             5.21            --
  1996...................   0.44             5.04            --
  1995...................   0.45             5.57            --
  1994...................   0.47             3.99            --
  1993...................   0.48             2.91            --
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   --               0.30            --
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.63             2.36           12.4
  For the Year Ended
    December 31,
  1997...................   0.63             2.44           36.1
  1996...................   0.63             2.92           53.8
  1995...................   0.65             3.57           63.5
  1994...................   0.65             3.34           60.0
  1993...................   0.69             3.07           55.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.40             1.00            --
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.67             0.67           23.5
  For the Year Ended
    December 31,
  1997...................   0.64             0.44           57.6
  1996...................   0.65             0.60           85.4
  1995...................   0.68             0.95           78.6
  1994...................   0.72             0.40           73.3
  1993...................   0.76             0.12           91.4
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.85             0.61            --
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.45             6.26          163.4
  For the Year Ended
    December 31,
  1997...................   0.45             6.60           46.5
  1996...................   0.45             6.67          201.0
  1995...................   0.47             6.50          489.4
  1994...................   0.48             6.65          365.7
  1993...................   0.49             6.49          183.4

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS -- CONTINUED

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    $2.878      $0.018      $ 0.478        $ 0.496
  For the Year Ended
    December 31,
  1997...................     2.832       0.035        0.692          0.727
  1996...................     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.294       0.015        0.195          0.210
  For the Year Ended
    December 31,
  1997...................     1.407       0.022       (0.019)         0.003
  1996...................     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.003        0.018          0.021
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.952       0.017        0.194          0.211
  For the Year Ended
    December 31,
  1997...................     1.547       0.035        0.445          0.480
  1996...................     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
    8, 1994, through
    December 31, 1994....     1.000       0.024       (0.005)         0.019
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002       (0.013)        (0.011)
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.175       0.017        0.122          0.139
  For the Year Ended
    December 31,
  1997...................     1.167       0.056        0.006          0.062
  1996...................     1.109       0.040        0.093          0.133
  From inception March 1,
    1995, through
    December 31, 1995....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.202      (0.001  )     0.108          0.107
  For the Year Ended
    December 31,
  1997...................     1.069       0.001        0.195          0.196
  From inception, August
    9, 1996, through
    December 31, 1996....     1.000       0.002        0.069          0.071
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --         (0.037)        (0.037)
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.137      (0.001  )     0.202          0.201
  From inception, July
    15, 1997, through
    December 31, 1997....     1.000       0.001        0.137          0.138
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     1.000       0.001        0.040          0.041
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     1.000        --          0.040          0.040

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   $(0.002)     $(0.072)       $(0.074)       $ 0.422       $3.300   17.46%     $1,546,560
  For the Year Ended
    December 31,
  1997...................    (0.035)      (0.196)        (0.231)         0.496        2.878   32.61       1,123,455
  1996...................    (0.044)      (0.039)        (0.083)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)        (0.045)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.038)        (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --            (0.035)         0.096        1.546    9.12         140,396
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.088)        (0.089)         0.121        1.415   16.73       1,256,074
  For the Year Ended
    December 31,
  1997...................    (0.012)      (0.104)        (0.116)        (0.113)       1.294    0.34       1,092,946
  1996...................    (0.025)      (0.037)        (0.062)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)        (0.031)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.016)        (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --            (0.009)         0.298        1.215   33.73         281,608
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.021        1.021    2.10             284
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.004)      (0.070)        (0.074)         0.137        2.089   10.93       2,679,882
  For the Year Ended
    December 31,
  1997...................    (0.031)      (0.044)        (0.075)         0.405        1.952   31.89       1,994,653
  1996...................    (0.034)      (0.028)        (0.062)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --            (0.033)         0.323        1.317   36.37         265,070
  From inception, March
    8, 1994, through
    December 31, 1994....    (0.024)      (0.001)        (0.025)        (0.006)       0.994    1.96          55,066
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.011)       0.989   (1.100)         2,814
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.134)      (0.032)        (0.166)        (0.027)       1.148   12.67         262,121
  For the Year Ended
    December 31,
  1997...................    (0.050)      (0.004)        (0.054)         0.008        1.175    5.52         207,582
  1996...................    (0.051)      (0.024)        (0.075)         0.058        1.167   12.25         104,486
  From inception March 1,
    1995, through
    December 31, 1995....    (0.030)      (0.017)        (0.047)         0.109        1.109   15.84          31,264
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     --          (0.020)        (0.020)         0.087        1.289    8.89         289,545
  For the Year Ended
    December 31,
  1997...................    (0.001)      (0.062)        (0.063)         0.133        1.202   18.38         210,769
  From inception, August
    9, 1996, through
    December 31, 1996....    (0.002)       --            (0.002)         0.069        1.069   18.12          42,812
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.037)       0.963   (3.70)            249
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     --           --             --             0.201        1.338   17.64          83,072
  From inception, July
    15, 1997, through
    December 31, 1997....    (0.001)       --            (0.001)         0.137        1.137   13.81          27,589
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     --           --             --             0.041        1.041    4.1            4,114
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     --           --             --             0.040        1.040    4                 10

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.40%            1.24%           0.9%
  For the Year Ended
    December 31,
  1997...................   0.39             1.52            5.7
  1996...................   0.39             2.07           19.3
  1995...................   0.39             2.46            1.5
  1994...................   0.45             2.50            1.8
  1993...................   0.49             2.36            0.8
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   1.07              2.3           73.2
  For the Year Ended
    December 31,
  1997...................   0.77             1.48           72.7
  1996...................   0.79             1.74           70.0
  1995...................   0.86             1.60           55.6
  1994...................   0.85             1.42           46.4
  1993...................   1.00             0.84           31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   1.30             2.75            --
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.66             1.86           21.6
  For the Year Ended
    December 31,
  1997...................   0.68             2.21           34.2
  1996...................   0.73             2.52           56.9
  1995...................   0.77             2.91           41.4
  From inception, March
    8, 1994, through
    December 31, 1994....   0.83             3.52           27.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.82             1.64            --
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.84             3.38           74.5
  For the Year Ended
    December 31,
  1997...................   0.87             3.08          162.5
  1996...................   0.96             3.24           95.2
  From inception March 1,
    1995, through
    December 31, 1995....   0.65(2)          3.36(2)        47.2
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.77             0.20          136.4
  For the Year Ended
    December 31,
  1997...................   0.77             0.08          222.2
  From inception, August
    9, 1996, through
    December 31, 1996....   0.72(2)          0.31(2)        31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.47            (0.38)           --
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.81            (0.21)          37.18
  From inception, July
    15, 1997, through
    December 31, 1997....   0.46(2)          0.45(2)        46.1
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............   0.15(2)          1.45(2)         0.8
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............   0.21(2)          1.37(2)         0.0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                    [This page is intentionally left blank]

 Variable Insurance Funds
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
 JUNE 30, 1998

SHARES OR
PRINCIPAL
 AMOUNT    SECURITY DESCRIPTION                     MARKET VALUE
---------  ---------------------------------------  ------------
COMMON STOCKS -- (96.8%):
           AEROSPACE/DEFENSE -- (4.1%):
    7,700  Lockheed Martin Corp...................  $    815,237
   14,000  Raytheon Co.-Class A...................       806,750
                                                    ------------
                                                       1,621,987
                                                    ------------
           APPAREL -- (0.7%):
    5,600  VF Corp................................       288,050
                                                    ------------
           BANKING -- (7.9%):
    7,000  Banc One Corp..........................       390,688
    6,800  Central Carolina Bank Financial Corp...       722,499
    5,700  J.P. Morgan & Co.......................       667,612
   11,340  Old Kent Financial Corp................       407,886
   15,000  Pacific Century Financial Corp.........       360,000
    7,200  Wachovia Corp..........................       608,400
                                                    ------------
                                                       3,157,085
                                                    ------------
           BEVERAGES -- (2.3%):
   19,400  Anheuser-Busch Cos., Inc...............       915,438
                                                    ------------
           BUSINESS EQUIPMENT &
           SERVICES -- (1.5%):
   12,000  Pitney Bowes, Inc......................       577,500
                                                    ------------
           CAPITAL EQUIPMENT -- (1.4%):
   14,900  Parker-Hannifin Corp...................       568,063
                                                    ------------
           CHEMICALS -- (2.2%):
    7,900  Great Lakes Chemical Corp..............       311,556
    1,975  Octel Corp. (b)........................        39,253
    4,800  Vulcan Materials Co....................       512,100
                                                    ------------
                                                         862,909
                                                    ------------
           COMMUNICATIONS EQUIPMENT -- (2.2%):
   19,200  Harris Corp............................       858,000
                                                    ------------
           COMPUTER - PERIPHERALS -- (1.1%):
   10,000  Adobe Systems, Inc.....................       424,375
                                                    ------------
           COMPUTERS - MAIN & MINI -- (2.9%):
    9,600  Hewlett-Packard Co.....................       574,800
    4,900  International Business Machines Corp...       562,581
                                                    ------------
                                                       1,137,381
                                                    ------------
           CONTAINERS -- (1.0%):
   12,800  Sonoco Products Co.....................       387,200
                                                    ------------
           COSMETICS/PERSONAL CARE -- (1.6%):
   14,000  Kimberly-Clark Corp....................       642,250
                                                    ------------
           DIVERSIFIED OPERATIONS -- (1.0%):
   10,000  Varian Associates, Inc.................       390,000
                                                    ------------
           ELECTRICAL EQUIPMENT -- (1.9%):
   12,500  Emerson Electric Co....................       753,906
                                                    ------------
           ELECTRONIC COMPONENTS -- (1.5%):
   11,100  Avnet, Inc.............................       607,031
                                                    ------------

SHARES OR
PRINCIPAL
 AMOUNT    SECURITY DESCRIPTION                     MARKET VALUE
---------  ---------------------------------------  ------------

           ELECTRONIC INSTRUMENTS -- (0.9%):
   10,150  Tektronix, Inc.........................  $    359,056
                                                    ------------
           ENGINEERING -- (0.8%):
    6,400  Fluor Corp.............................       326,400
                                                    ------------
           FINANCIAL SERVICES -- (1.4%):
   15,800  Deluxe Corp............................       565,838
                                                    ------------
           FOOD & RELATED -- (4.5%):
    5,000  Bob Evans Farms........................       105,938
    6,200  Dean Foods Co..........................       340,613
   21,400  SUPERVALU, Inc.........................       949,624
   17,000  Universal Foods Corp...................       377,187
                                                    ------------
                                                       1,773,362
                                                    ------------
           FOREST & PAPER PRODUCTS -- (1.0%):
    9,000  Weyerhaeuser Co........................       415,688
                                                    ------------
           HEALTH CARE - DRUGS -- (2.2%):
   21,200  Abbott Laboratories....................       866,550
                                                    ------------
           HEALTH CARE - GENERAL -- (1.8%):
   24,600  Mallinckrodt, Inc......................       730,313
                                                    ------------
           HOUSEHOLD - GENERAL
           PRODUCTS -- (3.9%):
   15,000  American Greetings Corp................       764,063
    5,000  Corning, Inc...........................       173,750
    7,600  Unilever...............................       599,925
                                                    ------------
                                                       1,537,738
                                                    ------------
           HOUSEHOLD - MAJOR
           APPLIANCES -- (1.2%):
    7,100  Whirlpool Corp.........................       488,125
                                                    ------------
           INSURANCE - PROPERTY &
           CASUAL -- (6.6%):
    8,100  Lincoln National Corp..................       740,137
   13,800  SAFECO Corp............................       627,038
   17,600  Saint Paul Companies, Inc..............       740,299
    6,500  Transatlantic Holdings, Inc............       502,531
                                                    ------------
                                                       2,610,005
                                                    ------------
           LEISURE TIME INDUSTRY -- (1.5%):
   15,200  Hasbro, Inc............................       597,550
                                                    ------------
           MEDIA -- (3.0%):
   18,000  Banta Corp.............................       555,750
   13,100  Media General, Inc. Class A............       638,625
                                                    ------------
                                                       1,194,375
                                                    ------------
           MEDICAL EQUIPMENT &
           SUPPLIES -- (3.7%):
   13,500  Bausch & Lomb, Inc.....................       676,688
   10,700  Johnson & Johnson......................       789,125
                                                    ------------
                                                       1,465,813
                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) -- (CONTINUED)
 JUNE 30, 1998

SHARES OR
PRINCIPAL
 AMOUNT    SECURITY DESCRIPTION                     MARKET VALUE
---------  ---------------------------------------  ------------
COMMON STOCKS - (CONTINUED)
           METAL FABRICATION -- (1.2%):
   11,100  Trinity Industries, Inc................  $    460,650
                                                    ------------
           MINING -- (0.5%):
    3,200  Phelps Dodge Corp......................       183,000
                                                    ------------
           OIL & GAS -- (1.1%):
   10,100  National Fuel Gas......................       439,981
                                                    ------------
           PETROLEUM - DOMESTIC -- (4.0%):
   15,100  Ashland, Inc...........................       779,538
   16,700  Phillips Petroleum Co..................       804,730
                                                    ------------
                                                       1,584,268
                                                    ------------
           PETROLEUM - INTERNATIONAL -- (3.3%):
    6,900  Chevron Corp...........................       573,131
    7,300  Mobil Corp.............................       559,363
    3,500  Royal Dutch Petroleum Co...............       191,844
                                                    ------------
                                                       1,324,338
                                                    ------------
           PHARMACEUTICALS -- (3.8%):
    4,800  Bristol-Myers Squibb Co................       551,700
    7,000  Merck & Co., Inc.......................       936,250
                                                    ------------
                                                       1,487,950
                                                    ------------
           RAILROAD -- (0.8%):
   10,200  Norfolk Southern Corp..................       304,088
                                                    ------------
           RETAIL - FOOD STORES -- (2.0%):
   15,400  Albertson's, Inc.......................       797,913
                                                    ------------
           RETAIL - GENERAL MERCHANDISE -- (1.9%):
   11,600  May Department Stores Co...............       759,800
                                                    ------------
           SECURITY & COMMISSION BROKERS --
           (0.9%):
    8,650  A.G. Edwards, Inc......................       369,247
                                                    ------------
           TOBACCO -- (2.2%):
   10,000  Philip Morris Co., Inc.................       393,750
   17,200  UST, Inc...............................       464,400
                                                    ------------
                                                         858,150
                                                    ------------
           TRANSPORTATION - MARINE -- (0.6%):
    8,000  Alexander & Baldwin, Inc...............       233,000
                                                    ------------
SHARES OR
PRINCIPAL
 AMOUNT    SECURITY DESCRIPTION                     MARKET VALUE
---------  ---------------------------------------  ------------

           UTILITIES - ELECTRIC -- (2.1%):
    7,200  New Century Energies, Inc..............  $    327,150
   13,100  Western Resources, Inc.................       508,444
                                                    ------------
                                                         835,594
                                                    ------------
           UTILITIES - GAS & PIPELINE -- (0.8%):
    7,900  Nicor, Inc.............................       316,988
                                                    ------------
           UTILITIES - TELEPHONE -- (5.8%):
   14,100  AT&T Corp..............................       805,463
    9,400  BellSouth Corp.........................       630,975
   21,400  SBC Communications, Inc................       855,999
                                                    ------------
                                                       2,292,437
                                                    ------------
           Total Common Stocks....................    38,369,392
                                                    ------------
U.S. GOVERNMENT AGENCY
MORTGAGES -- (1.3%):
  500,000  Federal Farm Credit Banks,
             5.48%, 7/2/98........................       499,920
                                                    ------------
           Total U.S. Government Agency Mortgages        499,920
                                                    ------------
INVESTMENT COMPANIES -- (3.6%):
1,437,017  Provident Federal Fund.................     1,437,017
                                                    ------------
           Total Investment Companies.............     1,437,017
                                                    ------------
           Total Investments (Cost $37,076,898)
             (a) - 101.7%.........................    40,306,329
                                                    ------------
           Liabilities in excess of other assets -
             (1.7)%...............................      (676,421)
                                                    ------------
TOTAL NET ASSETS -- 100.0%........................   $39,629,908
                                                    ------------
                                                    ------------

--------------------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation....................  $4,410,399
Unrealized depreciation....................  (1,180,968)
                                             ----------
Net unrealized appreciation................  $3,229,431
                                             ----------
                                             ----------

(b) Non-income producing securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

ASSETS:
  Investments, at value (cost $37,076,898)......................................................  $40,306,329
  Interest and dividends receivable.............................................................      61,932
  Receivable from advisor.......................................................................      99,759
  Unamortized organizational costs..............................................................       3,933
  Prepaid expenses and other assets.............................................................         783
                                                                                                  ----------
      Total assets..............................................................................  40,472,736
                                                                                                  ----------
LIABILITIES:
  Dividends payable.............................................................................     132,317
  Payable for investment securities purchased...................................................     603,005
  Accrued expenses and other payables:
    Administration fees.........................................................................         270
    Accounting fees.............................................................................         411
    Audit fees..................................................................................       4,884
    Custodian fees..............................................................................       2,751
    Insurance fees..............................................................................          90
    Investment advisory fees....................................................................      30,251
    Legal fees..................................................................................      22,384
    Printing fees...............................................................................      10,298
    Registration and filing fees................................................................      21,042
    Transfer agent fees.........................................................................         144
    Trustee fees and expenses...................................................................       4,835
    Other.......................................................................................      10,146
                                                                                                  ----------
      Total liabilities.........................................................................     842,828
                                                                                                  ----------
NET ASSETS:
  Capital.......................................................................................  36,429,699
  Undistributed (distributions in excess of) net investment income..............................      (5,367)
  Net unrealized appreciation (depreciation) from investments...................................   3,229,431
  Accumulated undistributed net realized gains (losses) from investment transactions............     (23,855)
                                                                                                  ----------
      Net assets................................................................................  $39,629,908
                                                                                                  ----------
                                                                                                  ----------
Outstanding units of beneficial interest (shares)...............................................   3,189,246
                                                                                                  ----------
                                                                                                  ----------
Net asset value -- offering and redemption price per share......................................  $    12.43
                                                                                                  ----------
                                                                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH JUNE 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
   Interest income.................................  $     4,839
   Dividend income.................................      386,773
                                                     -----------
     Total income..................................      391,612
                                                     -----------
 EXPENSES:
   Investment advisory fees........................      127,115
   Accounting fees.................................       14,876
   Administration fees.............................       34,356
   Audit fees......................................        6,984
   Custodian fees..................................        9,875
   Insurance fees..................................        2,714
   Legal fees......................................       30,518
   Organizational fees.............................        5,363
   Other...........................................          341
                                                     -----------
   Total expenses before reimbursements and
     voluntary reductions..........................      232,142
                                                     -----------
   Expenses reimbursed and voluntarily reduced.....      (77,589)
                                                     -----------
     Net expenses..................................      154,553
                                                     -----------
   Net investment income...........................      237,059
                                                     -----------
 REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS:
   Net realized gains (losses) from investment
     transactions..................................      --
   Net change in unrealized appreciation
     (depreciation) from investments...............    1,229,080
                                                     -----------
     Net realized/unrealized gains (losses) from
      investments..................................    1,229,080
                                                     -----------
     Change in net assets resulting from
      operations...................................  $ 1,466,139
                                                     -----------
                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 STATEMENT OF CHANGES IN NET ASSETS
 (UNAUDITED)

                                                                      FOR THE
                                                                    PERIOD FROM
                                                      SIX MONTHS    JUNE 3, 1997
                                                        ENDED         THROUGH
                                                       JUNE 30,     DECEMBER 31,
                                                         1998         1997(A)
                                                     ------------   ------------

 FROM INVESTMENT ACTIVITIES:
 OPERATIONS:
   Net investment income...........................  $    237,059   $    148,011
   Net realized gains (losses) from investment
     transactions..................................       --             (20,598)
   Net change in unrealized appreciation
     (depreciation) from investments...............     1,229,080      2,000,351
                                                     ------------   ------------
   Change in net assets resulting from
     operations....................................     1,466,139      2,127,764
                                                     ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income......................      (220,080)      (148,011)
   In excess of net investment income..............        (5,367)       (32,999)
   In excess of net realized gains from investment
     transactions..................................       --              (3,257)
                                                     ------------   ------------
   Change in net assets from shareholder
     distributions.................................      (225,447)      (184,267)
                                                     ------------   ------------
 CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................     9,352,108     26,843,035
   Dividends reinvested............................       234,994         42,402
   Cost of shares redeemed.........................       (26,820)       --
                                                     ------------   ------------
   Change in net assets from capital
     transactions..................................     9,560,282     26,885,437
                                                     ------------   ------------
   Change in net assets............................    10,800,974     28,828,934

 NET ASSETS:
   Beginning of period.............................    28,828,934        --
                                                     ------------   ------------
   End of period...................................  $ 39,629,908   $ 28,828,934
                                                     ------------   ------------
                                                     ------------   ------------
 SHARE TRANSACTIONS:
   Issued..........................................       745,343      2,423,169
   Reinvested......................................        19,111          3,774
   Redeemed........................................        (2,151)       --
                                                     ------------   ------------
   Change in shares................................       762,303      2,426,943
                                                     ------------   ------------
                                                     ------------   ------------

------------------------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of operations (June 3, 1997), the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

    The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust presently offers shares of the BB&T Growth and Income Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The investment objective of the Fund is to seek capital growth, current income or both. Under normal market conditions, it seeks this objective by investing at least 65% of its total assets in stocks which for this purpose may include common stock, preferred stock, warrants, or debt instruments that are convertible into common stock.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that Branch Banking and Trust Company ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Act.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    FEDERAL INCOME TAXES--It is the intention of the Fund to qualify and elect to be treated as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and

           --------------------------------------------------- MF-63
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
    to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from June 3, 1997, the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds may be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares the Fund being redeemed bears to the number of initial shares of the Fund of that fund that are outstanding at time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 1998 through June 30, 1998 were as follows:

                                  PURCHASES       SALES
                                -------------  ------------
BB&T Growth and Income Fund...  $   9,103,541  $          0

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Fund.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), with whom certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS and the Trust, BISYS's fees are computed daily as a percentage of the average net assets of the Fund. BISYS also serves, without compensation, as Distributor of the Fund. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Fund as Transfer agent and Mutual fund accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Fund.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six-month period ended June 30, 1998:

 INVESTMENT ADVISORY FEES:
   Annual fee before voluntary fee reductions (percentage of average
     net assets).......................................................      0.74%
   Voluntary fee reductions............................................  $ 29,444
   Voluntary fee reimbursements........................................  $ 22,378

 ADMINISTRATION FEES:
   Annual fee before voluntary fee reductions (percentage of average
     net assets).......................................................      0.20%
   Voluntary fee reductions............................................  $ 25,767

 TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:                         $ 20,362

           --------------------------------------------------- MF-64
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH AND INCOME FUND
 FINANCIAL HIGHLIGHTS
 (UNAUDITED)

                                                                                                              SIX MONTHS
                                                                                                                 ENDED
                                                                                                               JUNE 30,
                                                                                                                 1998
                                                                                                              -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................................................................   $   11.88
                                                                                                              -----------
INVESTMENT ACTIVITIES:
  Net investment income.....................................................................................        0.07
  Net realized and unrealized gains.........................................................................        0.56
                                                                                                              -----------
  Total investment activities...............................................................................        0.63
                                                                                                              -----------
DISTRIBUTIONS:
  Net investment income.....................................................................................       (0.08)
  In excess of net investment income........................................................................      --
                                                                                                              -----------
  Total distributions.......................................................................................       (0.08)
                                                                                                              -----------
NET ASSET VALUE, END OF PERIOD..............................................................................   $   12.43
                                                                                                              -----------
                                                                                                              -----------
  Total return..............................................................................................        5.25%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)........................................................................  $   39,630
  Ratio of expenses to average net assets...................................................................        0.90%(c)
  Ratio of net investment income to average net assets......................................................        1.38%(c)
  Ratio of expenses to average net assets*..................................................................        1.35%(c)
  Ratio of net investment income to average net assets*.....................................................        0.93%(c)
  Portfolio turnover rate...................................................................................        0.00%

                                                                                                                FOR THE

                                                                                                              PERIOD FROM

                                                                                                              JUNE 3, 1997

                                                                                                                THROUGH

                                                                                                              DECEMBER 31,

                                                                                                                1997(A)

                                                                                                              ------------

NET ASSET VALUE, BEGINNING OF PERIOD........................................................................   $    10.00

                                                                                                              ------------

INVESTMENT ACTIVITIES:
  Net investment income.....................................................................................         0.10

  Net realized and unrealized gains.........................................................................         1.89

                                                                                                              ------------

  Total investment activities...............................................................................         1.99

                                                                                                              ------------

DISTRIBUTIONS:
  Net investment income.....................................................................................        (0.10)

  In excess of net investment income........................................................................        (0.01)

                                                                                                              ------------

  Total distributions.......................................................................................        (0.11)

                                                                                                              ------------

NET ASSET VALUE, END OF PERIOD..............................................................................   $    11.88

                                                                                                              ------------

                                                                                                              ------------

  Total return..............................................................................................        19.96 %(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)........................................................................  $    28,829

  Ratio of expenses to average net assets...................................................................         0.91 %(c)

  Ratio of net investment income to average net assets......................................................         1.68 %(c)

  Ratio of expenses to average net assets*..................................................................         2.31 %(c)

  Ratio of net investment income to average net assets*.....................................................         0.28 %(c)

  Portfolio turnover rate...................................................................................         7.75 %


------------------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
 SHARES                                                  VALUE
---------                                             ------------
COMMON STOCKS -- 72.6%
           AEROSPACE -- 1.2%
    3,850  B.F. Goodrich, Inc.......................  $    191,056
                                                      ------------
           AUTOMOTIVE -- 2.2%
    6,050  Ford Motor Co............................       356,950
                                                      ------------
           BANKS -- 12.1%
    6,710  Banc One Corp............................       374,502
    3,050  Bankers Trust Corp.......................       353,991
    3,250  J.P. Morgan & Co.........................       380,656
   19,400  Pacific Century Financial Corp...........       465,599
    5,850  Wilmington Trust Corp....................       356,119
                                                      ------------
                                                         1,930,867
                                                      ------------
           CHEMICALS -- 1.4%
    2,300  Dow Chemical Co..........................       222,381
                                                      ------------
           CHEMICALS - SPECIALITY -- 2.1%
    4,950  PPG Industries, Inc......................       344,334
                                                      ------------
           COMPUTERS -- 1.8%
    7,200  Electronic Data Services.................       288,000
                                                      ------------
           COMPUTERS & PERIPHERALS -- 1.6%
    4,350  Hewlett-Packard Co.......................       260,456
                                                      ------------
           DIVERSIFIED MANUFACTURING -- 2.0%
    1,850  General Electric Co......................       168,350
    1,900  Minnesota Mining & Manufacturing Co......       156,156
                                                      ------------
                                                           324,506
                                                      ------------
           ELECTRICAL & ELECTRONIC -- 4.1%
    7,600  Motorola, Inc............................       399,475
    3,150  Philips N.V..............................       267,750
                                                      ------------
                                                           667,225
                                                      ------------
           ELECTRICAL EQUIPMENT -- 1.6%
    4,350  Emerson Electric Co......................       262,359
                                                      ------------
           ENGINEERING & CONSTRUCTION -- 2.4%
    7,750  Fluor Corp...............................       395,250
                                                      ------------
           FOOD DISTRIBUTORS & WHOLESALERS -- 1.5%
    9,200  Sysco Corp...............................       235,750
                                                      ------------
           FOOD PROCESSING & PACKAGING -- 2.0%
    5,700  H.J. Heinz Co............................       319,913
                                                      ------------
           FOOD PRODUCTS & SERVICES -- 2.7%
   12,000  Mc Cormick & Co., Inc....................       428,625
                                                      ------------
           HEALTH CARE - GENERAL -- 3.8%
    6,800  Bausch & Lomb, Inc.......................       340,850
    3,750  Johnson & Johnson........................       276,563
                                                      ------------
                                                           617,413
                                                      ------------
           HOUSEHOLD PRODUCTS/WARES -- 1.9%
   11,050  Tupperware Corp..........................       310,781
                                                      ------------
           MEDICAL SUPPLIES -- 2.4%
    7,300  Baxter International, Inc................       392,831
                                                      ------------

                                                         MARKET
 SHARES                                                  VALUE
---------                                             ------------
           OFFICE/BUSINESS EQUIPMENT -- 1.7%
    5,550  Pitney Bowes, Inc........................  $    267,094
                                                      ------------
           OIL & GAS EXPLORATION, PRODUCTION &
           SERVICES -- 4.6%
    2,400  British Petroleum Co.....................       211,800
    3,800  Exxon Corp...............................       270,987
    6,250  Shell Transport & Trading PLC (ADR)......       264,844
                                                      ------------
                                                           747,631
                                                      ------------
           PHARMACEUTICALS -- 5.7%
    7,200  American Home Products Corp..............       372,600
      700  Merck & Co., Inc.........................        93,625
    9,700  Pharmacia & Upjohn, Inc..................       447,413
                                                      ------------
                                                           913,638
                                                      ------------
           RESTAURANTS -- 1.7%
    4,050  McDonald's Corp..........................       279,450
                                                      ------------
           RETAIL - GENERAL MERCHANDISE -- 5.0%
    4,100  J.C. Penney Co., Inc.....................       296,481
    8,450  Sears, Roebuck & Co......................       515,978
                                                      ------------
                                                           812,459
                                                      ------------
           STEEL -- 1.0%
    7,300  Allegheny Teledyne, Inc..................       166,988
                                                      ------------
           TOBACCO -- 1.2%
    4,900  Philip Morris Cos., Inc..................       192,938
                                                      ------------
           UTILITIES - ELECTRIC -- 1.5%
    6,100  Hawaiian Electric Industries, Inc........       242,094
                                                      ------------
           UTILITIES - NATURAL GAS -- 1.8%
   10,602  Sempra Energy (b)........................       294,200
                                                      ------------
           UTILITIES - TELECOMMUNICATIONS -- 1.6%
    5,650  US West Inc..............................       265,550
                                                      ------------
           Total common stocks......................    11,730,739
                                                      ------------
CONVERTIBLE PREFERRED STOCKS -- 21.0%
           BANKS -- 4.9%
    3,150  Jefferson Pilot/NationsBank (ACES).......       417,768
   12,900  National Australia Bank..................       370,069
                                                      ------------
                                                           787,837
                                                      ------------
           COMPUTER SOFTWARE -- 3.9%
    6,650  Microsoft Corp., Series A................       631,750
                                                      ------------
           FOOD PROCESSING & PACKAGING -- 2.5%
    9,000  Dole Food (TRACES).......................       402,750
                                                      ------------
           INDUSTRIALS -- 2.1%
   11,950  DECS Trust II/Royal Group Technology.....       337,588
                                                      ------------
           OIL-REFINERS -- 1.5%
    4,450  Tosco Financing Trust....................       246,975
                                                      ------------
           PRINTING & PUBLISHING -- 2.7%
   16,900  Readers Digest (TRACES)..................       435,175
                                                      ------------
           RAILROADS -- 1.0%
    3,500  Union Pacific (c)........................       162,313
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
 SHARES                                                  VALUE
---------                                             ------------
CONVERTIBLE PREFERRED STOCKS, CONTINUED
           TELECOMMUNICATIONS -- 1.4%
    4,000  Salomon Smith Barney Holdings, Inc.
             (Cincinnati Bell)(DECS)................  $    223,750
                                                      ------------
           TOBACCO -- 1.0%
   11,500  Dimon, Inc...............................       158,125
                                                      ------------
           Total convertible preferred stocks.......     3,386,263
                                                      ------------
CONVERTIBLE BONDS -- 4.9%
           COMPUTERS -- 2.0%
  160,000  EMC Corp, 3.25%, 3/15/02.................       328,200
                                                      ------------
           INDUSTRIALS -- 1.3%
  105,000  Xilinx, Inc., 5.25%, 11/1/02.............        99,225
  120,000  Xilinx, Inc., 5.25%, 11/1/02 (c).........       113,400
                                                      ------------
                                                           212,625
                                                      ------------
           OIL & GAS EXPLORATION, PRODUCTION &
           SERVICES -- 1.6%
  220,000  Diamond Offshore Drill, 3.75%, 2/15/07,
             Callable 2/22/01 @ 102.08..............       254,100
                                                      ------------
           Total convertible bonds..................       794,925
                                                      ------------
                                                         MARKET
 SHARES                                                  VALUE
---------                                             ------------

INVESTMENT COMPANIES -- 1.9%
  310,578  AmSouth Prime Obligations Fund...........  $    310,578
                                                      ------------
           Total investment companies...............       310,578
                                                      ------------
           Total (Cost $15,791,880) (a).............  $ 16,222,505
                                                      ------------
                                                      ------------

--------------------------
Percentages indicated are based on net assets of $16,148,858.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................  $ 827,697
Unrealized depreciation.....................   (397,072)
                                              ---------
Net unrealized appreciation.................  $ 430,625
                                              ---------
                                              ---------

(b) Non-income producing security.
(c) 144A security. Resale is restricted to institutional investors.

ACES -- Advanced Computerized Execution System
ADR -- American Depository Receipt
DECS -- Dividend Enhanced Convertible Security
PLC -- Public Limited Co.
TRACES -- Trust Automatic Common Exchange Securities

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

ASSETS:
  Investments, at value (cost $15,791,880)......................................................  $16,222,505
  Interest and dividends receivable.............................................................      39,598
  Receivable for investment securities sold.....................................................     181,974
  Unamortized organizational costs..............................................................       7,977
  Prepaid expenses and other assets.............................................................       7,067
  Reimbursement receivable......................................................................      15,340
                                                                                                  ----------
      Total assets..............................................................................  16,474,461
                                                                                                  ----------
LIABILITIES:
  Dividends payable.............................................................................      33,353
  Payable for investment securities purchased...................................................     271,838
  Accrued expenses and other payables:
    Investment advisory fees....................................................................       5,091
    Administration fees.........................................................................         153
    Variable contract owner servicing fees......................................................       3,053
    Accounting fees.............................................................................          66
    Audit fees..................................................................................       6,451
    Printing fees...............................................................................       4,590
    Trustee fees and expenses...................................................................         527
    Other.......................................................................................         481
                                                                                                  ----------
      Total liabilities.........................................................................     325,603
                                                                                                  ----------
NET ASSETS:
  Capital.......................................................................................  15,831,934
  Undistributed net investment income...........................................................         952
  Net unrealized appreciation (depreciation) from investments...................................     430,625
  Accumulated undistributed net realized gains (losses) from investment transactions............    (114,653)
                                                                                                  ----------
      Net assets................................................................................  $16,148,858
                                                                                                  ----------
                                                                                                  ----------
Outstanding units of beneficial interest (shares)...............................................   1,462,856
                                                                                                  ----------
                                                                                                  ----------
Net asset value -- offering and redemption price per share......................................  $    11.04
                                                                                                  ----------
                                                                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest income.................................................................................  $  17,589
  Dividend income.................................................................................    138,379
                                                                                                    ---------
    Total income..................................................................................    155,968
                                                                                                    ---------
EXPENSES:
  Investment advisory fees........................................................................     26,780
  Administration fees.............................................................................      8,927
  Variable contract owner servicing fees..........................................................     11,158
  Accounting fees.................................................................................      2,169
  Audit fees......................................................................................     10,171
  Insurance fees..................................................................................      3,432
  Legal fees......................................................................................      5,694
  Printing fees...................................................................................      4,746
  Transfer agent fees.............................................................................        258
  Trustee fees and expenses.......................................................................      2,812
  Organizational fees.............................................................................      3,689
  Other...........................................................................................        231
                                                                                                    ---------
  Total expenses..................................................................................     80,067
  Expenses reimbursed and voluntarily reduced.....................................................    (32,775)
                                                                                                    ---------
    Net expenses..................................................................................     47,292
                                                                                                    ---------
  Net investment income...........................................................................    108,676
                                                                                                    ---------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
  Net realized gains (losses) from investment transactions........................................   (112,580)
  Net change in unrealized appreciation (depreciation) from investments...........................    395,740
                                                                                                    ---------
    Net realized/unrealized gains (losses) from investments.......................................    283,160
                                                                                                    ---------
    Change in net assets resulting from operations................................................  $ 391,836
                                                                                                    ---------
                                                                                                    ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                                            SIX MONTHS
                                                                                                               ENDED
                                                                                                             JUNE 30,
                                                                                                               1998
                                                                                                           -------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..................................................................................  $     108,676
  Net realized gains (losses) from investment transactions...............................................       (112,580)
  Net change in unrealized appreciation (depreciation) from investments..................................        395,740
                                                                                                           -------------
  Change in net assets resulting from operations.........................................................        391,836
                                                                                                           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.............................................................................       (108,241)
                                                                                                           -------------
  Change in net assets from shareholder distributions....................................................       (108,241)
                                                                                                           -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................................................................     13,403,710
  Dividends reinvested...................................................................................         74,887
  Cost of shares redeemed................................................................................       --
                                                                                                           -------------
  Change in net assets from capital transactions.........................................................     13,478,597
                                                                                                           -------------
  Change in net assets...................................................................................     13,762,192

NET ASSETS:
  Beginning of period....................................................................................      2,386,666
                                                                                                           -------------
  End of period..........................................................................................  $  16,148,858
                                                                                                           -------------
                                                                                                           -------------
SHARE TRANSACTIONS:
  Issued.................................................................................................      1,222,948
  Reinvested.............................................................................................          6,718
  Redeemed...............................................................................................       --
                                                                                                           -------------
  Change in shares.......................................................................................      1,229,666
                                                                                                           -------------
                                                                                                           -------------

                                                                                                           OCTOBER 23,
                                                                                                             1997 TO
                                                                                                           DECEMBER 31,
                                                                                                             1997 (A)
                                                                                                           ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..................................................................................   $    4,906
  Net realized gains (losses) from investment transactions...............................................       (2,073)
  Net change in unrealized appreciation (depreciation) from investments..................................       34,885
                                                                                                           ------------
  Change in net assets resulting from operations.........................................................       37,718
                                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.............................................................................       (4,389)
                                                                                                           ------------
  Change in net assets from shareholder distributions....................................................       (4,389)
                                                                                                           ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................................................................    2,348,968
  Dividends reinvested...................................................................................        4,389
  Cost of shares redeemed................................................................................          (20)
                                                                                                           ------------
  Change in net assets from capital transactions.........................................................    2,353,337
                                                                                                           ------------
  Change in net assets...................................................................................    2,386,666
NET ASSETS:
  Beginning of period....................................................................................       --
                                                                                                           ------------
  End of period..........................................................................................   $2,386,666
                                                                                                           ------------
                                                                                                           ------------
SHARE TRANSACTIONS:
  Issued.................................................................................................      232,760
  Reinvested.............................................................................................          432
  Redeemed...............................................................................................           (2)
                                                                                                           ------------
  Change in shares.......................................................................................      233,190
                                                                                                           ------------
                                                                                                           ------------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of Trust operations (October 23, 1997), the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

    The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The investment objective of the Fund is to seek to provide above average income and capital appreciation. It seeks this objective by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Trust's Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that AmSouth Bank ("AmSouth") deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed

           --------------------------------------------------- MF-71
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998
    net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    FEDERAL INCOME TAXES--It is the intention of the Fund to qualify and elect to be treated as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from October 23, 1997, the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds may be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of the Fund that are outstanding at the time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 1998 through June 30, 1998 were as follows:

                                  PURCHASES       SALES
                                -------------  ------------
AmSouth Equity Income Fund....  $  18,408,919  $  2,934,787

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of the Fund. Sub-advisory services are provided to the Fund by Rockhaven Asset Management, LLC ("Rockhaven"). Under the terms of the sub-advisory agreement, Rockhaven is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Rockhaven has agreed that its sub-advisory fee shall not exceed 60% of AmSouth's net investment advisory fee. AmSouth also serves as Custodian for the Fund. Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from the Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS and the Trust, BISYS' fees are computed daily as a percentage of the average net assets of the Fund. BISYS also serves, without compensation, as Distributor of the Fund's. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Fund as Transfer agent and Mutual fund accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Shares of the Trust are subject to a Variable contract owner servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Fund.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios.

           --------------------------------------------------- MF-72
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998
    Information regarding these transactions is as follows for the six-month period ended June 30, 1998:

INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
    reductions and reimbursements
    (percentage of average daily net
    assets)............................       0.60%
  Voluntary fee reductions.............  $  19,651
  Voluntary fee reimbursements.........  $   4,566

ADMINISTRATION FEES:
  Annual fee before voluntary fee
    reductions (percentage of average
    daily net assets)..................       0.20%
  Voluntary fee reductions.............  $   7,918

VARIABLE CONTRACT OWNER SERVICING FEES:
  Annual fee (percentage of average
    daily net assets)..................       0.25%

CUSTODIAN FEES:
  Annual fee (percentage of average
    daily net assets)..................      0.006%

TRANSFER AGENT AND MUTUAL FUND
  ACCOUNTING FEES:.....................  $   1,657

           --------------------------------------------------- MF-73
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                                              SIX MONTHS
                                                                                                                 ENDED
                                                                                                               JUNE 30,
                                                                                                                 1998
                                                                                                              -----------

NET ASSET VALUE, BEGINNING OF PERIOD........................................................................   $   10.23
                                                                                                              -----------
INVESTMENT ACTIVITIES:
  Net investment income.....................................................................................        0.11
  Net realized and unrealized gains.........................................................................        0.81
                                                                                                              -----------
  Total investment activities...............................................................................        0.92
                                                                                                              -----------

DISTRIBUTIONS:
  Net investment income.....................................................................................       (0.11)
                                                                                                              -----------
  Total distributions.......................................................................................       (0.11)
                                                                                                              -----------
NET ASSET VALUE, END OF PERIOD..............................................................................   $   11.04
                                                                                                              -----------
                                                                                                              -----------
  Total return..............................................................................................        9.36%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)........................................................................  $   16,149
  Ratio of expenses to average net assets...................................................................        1.06%(c)
  Ratio of net investment income to average net assets......................................................        2.43%(c)
  Ratio of expenses to average net assets*..................................................................        1.80%(c)
  Ratio of net investment income to average net assets*.....................................................        1.70%(c)
  Portfolio turnover rate...................................................................................       28.13%

                                                                                                               OCTOBER 23,

                                                                                                                 1997 TO

                                                                                                              DECEMBER 31,

                                                                                                                1997 (A)

                                                                                                              -------------

NET ASSET VALUE, BEGINNING OF PERIOD........................................................................    $   10.00

                                                                                                                   ------

INVESTMENT ACTIVITIES:
  Net investment income.....................................................................................         0.03

  Net realized and unrealized gains.........................................................................         0.23

                                                                                                                   ------

  Total investment activities...............................................................................         0.26

                                                                                                                   ------

DISTRIBUTIONS:
  Net investment income.....................................................................................        (0.03)

                                                                                                                   ------

  Total distributions.......................................................................................        (0.03)

                                                                                                                   ------

NET ASSET VALUE, END OF PERIOD..............................................................................    $   10.23

                                                                                                                   ------

                                                                                                                   ------

  Total return..............................................................................................          2.27 %(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)........................................................................  $      2,387

  Ratio of expenses to average net assets...................................................................          1.22 %(c)

  Ratio of net investment income to average net assets......................................................          2.39 %(c)

  Ratio of expenses to average net assets*..................................................................          7.26 %(c)

  Ratio of net investment income to average net assets*.....................................................         (3.65 %)(c)

  Portfolio turnover rate...................................................................................          4.00 %


------------------------

(a) Period from commencement of operations.

(b) Not annualized

(c) Annualized

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
  SHARES                                                VALUE
-----------                                          ------------
COMMON STOCKS -- 73.68%
             CAPITAL GOODS -- 1.85%
      1,100  Brookdale Living Communities..........  $     28,188
        950  Conrad Industries, Inc.*..............        10,806
        850  PRI Automation, Inc.*.................        14,503
        800  SCP Pool Corporation*.................        19,600
                                                     ------------
                                                           73,097
                                                     ------------
             CONSUMER CYCLICAL -- 12.65%
      1,050  A C Moore Arts & Crafts, Inc..........        17,063
        800  Butler International, Inc.*...........        20,900
      1,050  Cadmus Communication Corporation......        25,475
        300  Clear Channel Communications..........        32,744
      1,200  Dollar General Corporation............        47,489
      1,050  Dollar Tree Stores, Inc.*.............        42,657
        400  Express Scripts *.....................        32,250
      1,850  Family Dollar Stores..................        34,246
        700  Gadzooks Inc.*........................        19,293
        750  Galey & Lord, Inc.*...................        11,177
      1,450  Keystone Automotive Industries,
               Inc.*...............................        33,531
      1,200  Media Arts Group, Inc.................        23,100
      1,150  NBTY, Inc.*...........................        21,131
        350  Pillowtex Corporation.................        14,043
      1,100  Rental Service Corporation*...........        36,998
        450  Stage Stores, Inc.*...................        20,363
      1,050  Suburban Lodges of America*...........        15,882
        600  Travel Services International, Inc....        19,725
        700  Twinlab Corporation*..................        30,582
                                                     ------------
                                                          498,649
                                                     ------------
             CONSUMER STAPLES -- 2.85%
      1,000  Rexall Sundown, Inc.*.................        35,250
      1,450  Richfood Holdings, Inc................        30,014
        650  U.S. Foodservice......................        22,797
        400  Whole Foods Market, Inc.*.............        24,200
                                                     ------------
                                                          112,261
                                                     ------------
             ENERGY -- 3.68%
        500  BJ Services Company*..................        14,538
        700  Ceanic Corporation*...................        13,563
        650  Coach U.S.A., Inc.*...................        29,663
      1,450  Core Laboratories, Inc.*..............        31,357
      1,200  Global Industries, Ltd.*..............        20,250
      1,400  Pride International, Inc.*............        23,726
        750  Unifab International, Inc.*...........        12,188
                                                     ------------
                                                          145,285
                                                     ------------
             FINANCIAL -- 6.50%
      1,200  Amresco...............................        34,950
      1,775  Concord EFS, Inc.*....................        46,372
        300  Cost Plus, Inc.*......................         8,925
      1,050  Hibernia Corporation..................        21,207
        250  Markel Corporation*...................        44,609
      1,450  National Commerce Bancorporation......        60,719
      1,550  PMT Services, Inc.*...................        39,428
                                                     ------------
                                                          256,210
                                                     ------------

                                                        MARKET
  SHARES                                                VALUE
-----------                                          ------------
             HEALTH -- 12.16%
        300  American Dental Partnership*..........  $      4,200
        700  Assisted Living Concepts*.............        12,082
        550  Centennial Healthcare Company*........         9,968
      1,000  Curative Health Services, Inc.*.......        28,500
        300  ESC Medical Systems*..................        10,125
      1,200  Health Management Association*........        40,139
      1,000  Healthcare Recoveries*................        19,750
        550  Henry Schein, Inc.*...................        25,368
      1,000  Mecon, Inc............................        10,375
      1,300  Medquist, Inc.*.......................        37,537
      1,200  Molecular Devices Company.............        19,350
        600  Monarch Dental Corporation*...........         9,374
        700  NCS Healthcare, Inc. - Class A*.......        19,950
        900  Omnicare, Inc.........................        34,319
      1,000  Paragon Health Network*...............        16,135
        900  Pediatric Services of America*........        13,950
      1,350  Pharmerica............................        16,284
        650  Priority Healthcare Corporation -
               Class B.............................        11,781
      1,100  Province Healthcare Company...........        30,456
      1,050  QuadraMed Corporation*................        28,678
        300  Quorum Health Group*..................         7,949
      1,350  Serologicals Corporation*.............        43,538
        900  United Payors & United Providers,
               Inc.................................        20,363
        400  Wesley Jessen Visioncare, Inc.........         9,250
                                                     ------------
                                                          479,421
                                                     ------------
             TECHNOLOGY -- 14.43%
        650  ADE Corporation*......................         9,506
        550  ATMI, Inc.*...........................         8,250
        650  Advanced Fibre Communications*........        26,040
        950  Ansoft Corporation....................        11,044
        200  Aspect Development, Inc.*.............        15,125
      1,300  Benchmark Electronics*................        26,014
      1,150  Billing Information Concepts*.........        17,825
        650  Black Box Corporation*................        21,572
      1,250  Cerprobe Corporation..................        16,406
        650  CSG Systems International, Inc.*......        30,468
      1,050  E.Spire Communications*...............        23,690
      1,050  FORE Systems, Inc.*...................        27,825
        550  ICG Communications*...................        20,109
        950  MediaLink Worldwide*..................        19,950
      1,000  MediaRisk, Inc........................        20,250
        700  Meta Group, Inc.*.....................        15,487
        450  Networking Appliance*.................        17,522
        800  Optek Technology, Inc.................        15,301
      1,000  Osteotech, Inc........................        17,751
      1,200  Parlex Corporation*...................        16,200
        900  PCD, Inc.*............................        15,413
        550  PMC Sierra, Inc.*.....................        25,781
      1,100  Powerwave Technologies, Inc.*.........        18,425
      2,150  SCB Computer Technology, Inc.*........        23,650
      1,250  Segue Software, Inc...................        19,219
        800  Select Appointments Holding...........        23,600
      1,050  Speedfam International, Inc.*.........        19,360
        780  Technology Solutions*.................        24,716

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
  SHARES                                                VALUE
-----------                                          ------------
             TECHNOLOGY -- (CONTINUED)
        750  World Access, Inc.....................  $     22,500
                                                     ------------
                                                          568,999
                                                     ------------
             TRANSPORTATION -- 6.30%
        800  Atlantic Coast Airlines, Inc..........        24,000
        600  Carey International, Inc..............        16,800
      1,100  Comair Holdings, Inc..................        33,963
      1,300  Covenant Transportation, Inc.*........        25,350
      1,000  Hunt (JB) Transportation Services,
               Inc.*...............................        35,625
      1,875  Mesaba Holdings, Inc.*................        43,125
      1,300  MotivePower Industry, Inc.............        31,867
        500  MS Carriers, Inc.*....................        13,562
      1,000  Tristar Aerospace Company*............        15,507
        500  US Xpress Enterprise - Class A*.......         8,375
                                                     ------------
                                                          248,174
                                                     ------------
             UTILITIES -- 0.38%
        350  ITC DeltaCom*.........................        14,957
                                                     ------------
             MISCELLANEOUS -- 12.88%
        700  ABR Information Services*.............        16,625
        600  AccuStaff, Inc.*......................        18,757
      1,400  AHL Services, Inc.*...................        55,125
        450  C & D Technologies....................        26,107
      1,050  Central Garden & Pet Company*.........        32,682
        700  Chancellor Media Corporation*.........        34,759
        950  Denali, Inc...........................        14,844
      2,100  Fairfield Communities, Inc.*..........        40,294
        750  Gulf Island Fabrication, Inc..........        14,063
      1,000  Kulicke & Soffa Industries............        17,000
      1,150  NFO Worldwide, Inc.*..................        20,570
      1,000  Omega Protein Corporation*............        16,011
      2,550  Outdoor Systems, Inc.*................        71,428
        850  Pentacon, Inc.........................        10,105
        700  Rock of Ages Corporation..............        10,850
 SHARES OR
 PRINCIPAL                                              MARKET
  AMOUNT                                                VALUE
-----------                                          ------------
             MISCELLANEOUS -- (CONTINUED)
        977  Romac International*..................  $     29,676
        650  Staffmark, Inc.*......................        23,807
        800  Sunrise Assisted Living, Inc.*........        27,500
        600  Superior Services, Inc.*..............        18,038
        450  Waste Industries, Inc.*...............         9,366
                                                     ------------
                                                          507,607
                                                     ------------
             Total Common Stocks (cost $2,948,931)      2,904,660
                                                     ------------
SHORT-TERM INVESTMENT -- 37.48%
             REPURCHASE AGREEMENT
$ 1,477,351  Goldman Sachs & Company
               Dated 6/30/98, 6.00%, due 7/1/98
               collateralized by $1,756,000 Federal
               National Mortgage Association 8.50%,
               2/01/28, market value $1,508,577
               (cost $1,477,351)...................     1,477,351
                                                     ------------

Total Investments (cost
 $4,426,282).......................    111.16%   4,382,011
Other Assets less Liabilities......    (11.16%)   (439,888)
                                     ---------  ----------
Net Assets.........................    100.00%  $3,942,123
                                     ---------  ----------
                                     ---------  ----------

------------------------
* Non-income producing.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $3,248,364 and $247,595, respectively.

INCOME TAX INFORMATION
At June 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $4,426,282. Net unrealized depreciation aggregated $44,271, of which $121,452, related to appreciated investment securities and $165,723, related to depreciated investment securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

 ASSETS:
   Investments, at market value
     Investment securities.........................  $2,904,660
     Repurchase agreements.........................   1,477,351
                                                     ----------
       Total investments (cost $4,426,282).........   4,382,011
   Receivables
     Investments sold..............................      27,375
     Dividends and interest........................         468
                                                     ----------
       Total assets................................   4,409,854
                                                     ----------
 LIABILITIES:
   Payable for investment securities purchased.....     460,135
   Accrued expenses and other liabilities
     Management fee................................       3,450
     Other.........................................       4,146
                                                     ----------
       Total liabilities...........................     467,731
                                                     ----------
 NET ASSETS:
   Capital.........................................   4,033,598
   Undistributed net investment income.............       4,643
   Accumulated undistributed net realized loss on
     investment transactions.......................     (51,847)
   Net unrealized depreciation of investments......     (44,271)
                                                     ----------
       Net assets..................................  $3,942,123
                                                     ----------
                                                     ----------
 Shares outstanding................................     339,506
                                                     ----------
                                                     ----------
 Net asset value -- offering and redemption price
   per share.......................................  $    11.61
                                                     ----------
                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest income..................................................................................  $   9,793
  Dividends income.................................................................................        458
                                                                                                     ---------
      Total income.................................................................................     10,251
                                                                                                     ---------
EXPENSES:
  Management fee...................................................................................      3,449
  Custodian and accounting fees....................................................................      2,051
  Distribution fee.................................................................................      1,331
  Shareholder reports and postage expenses.........................................................         94
  Miscellaneous....................................................................................         14
                                                                                                     ---------
      Total expenses...............................................................................      6,939
                                                                                                     ---------
Deduct
  Waiver of distribution fee.......................................................................      1,331
                                                                                                     ---------
  Net expenses.....................................................................................      5,608
                                                                                                     ---------
  Net investment income............................................................................      4,643
                                                                                                     ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized loss on investments.................................................................    (51,847)
  Change in unrealized depreciation on investments.................................................    (44,271)
                                                                                                     ---------
      Net loss on investments......................................................................    (96,118)
                                                                                                     ---------
      Net decrease in net assets resulting from operations.........................................  $ (91,475)
                                                                                                     ---------
                                                                                                     ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

NET INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........................................................................  $   4,643
  Net realized loss on investments...............................................................    (51,847)
  Change in unrealized depreciation on investments...............................................    (44,271)
                                                                                                   ---------
  Decrease in net assets resulting from operations...............................................    (91,475)
                                                                                                   ---------
CAPITAL TRANSACTIONS:
  Proceeds from sale of shares...................................................................  4,149,798
  Cost of shares redeemed........................................................................   (116,199)
                                                                                                   ---------
  Net change in net assets resulting from capital share transactions.............................  4,033,598
                                                                                                   ---------
    Total increase in net assets.................................................................  3,942,123
NET ASSETS:
  Beginning of period............................................................................     --
                                                                                                   ---------
  End of period (including undistributed net investment income of $4,643)........................  $3,942,123
                                                                                                   ---------
                                                                                                   ---------
SHARE TRANSACTIONS:
  Issued.........................................................................................    349,807
  Redeemed.......................................................................................    (10,301)
                                                                                                   ---------
  Change in shares...............................................................................    339,506
                                                                                                   ---------
                                                                                                   ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 NOTE 1:  ORGANIZATION

    Mentor Variable Investment Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of five separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at June 30, 1998, as follows:

      Mentor VIP Growth Portfolio
        ("Growth Portfolio")

    Mentor VIP Perpetual International Portfolio
        ("International Portfolio")

    Mentor VIP Capital Growth Portfolio
        ("Capital Growth Portfolio")

    Mentor VIP Strategy Portfolio
        ("Strategy Portfolio")

    Mentor VIP Balanced Portfolio
        ("Balanced Portfolio")

    These financial statements include the Growth Portfolio.

    The Growth Portfolio shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

    The Growth Portfolio's investment objective is to seek long-term appreciation of capital through investments in a diversified portfolio of securities.

 NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

    (a) VALUATION OF SECURITIES--Listed securities held by the Growth Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Secu-rities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

    (b) REPURCHASE AGREEMENTS--It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

    The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

    (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Security transactions for the Portfolio are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short-term obligations. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

    (d) FEDERAL INCOME TAXES--No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

    (e) DISTRIBUTIONS--Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

 NOTE 3:  DIVIDENDS

    Dividends are declared and paid annually to all shareholders invested in the Growth Portfolio. Dividends will be reinvested in additional shares of the Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless an election is made on behalf of a separate account to receive some or all distributions in cash. Capital gains realized by the Portfolio, if any, are paid annually.

 NOTE 4:  INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

    Mentor Investment Advisors, LLC ("Mentor Advisors"), is the Portfolio's investment adviser. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.

    Mentor Advisors receives for its services an annual fee of 0.70% as a percentage of the average daily net assets of the Portfolio. For the period ended June 30, 1998, Mentor Advisors earned $3,449 in advisory fees.

    Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of the Portfolio.

 NOTE 5:  DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    The Growth Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolio and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets for the Growth Portfolio. For the period ended June 30, 1998, Mentor Distributors waived such fees in the amount of $1,331.

    YEAR 2000

    The Portfolio receives services from a number of providers which depend on the reliable functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP GROWTH PORTFOLIO
 FINANCIAL HIGHLIGHTS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD.............................................................  $   12.50
                                                                                                   -----------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................................       0.01
  Net realized and unrealized gain on investments................................................      (0.90)
                                                                                                   -----------
  Total from investment operations...............................................................      (0.89)
                                                                                                   -----------

NET ASSET VALUE, END OF PERIOD...................................................................  $   11.61
                                                                                                   -----------
                                                                                                   -----------
  Total Return*..................................................................................      (7.12)%

RATIOS / SUPPLEMENTAL DATA
  Net assets, end of period (in thousands).......................................................  $   3,942
  Ratio of expenses to average net assets........................................................       0.95%(a)
  Ratio of expenses to average net assets excluding waiver.......................................       1.13%
  Ratio of net investment income to average net assets...........................................       0.87%(a)
  Portfolio turnover rate........................................................................      30.97%
  Average commission rate on portfolio transactions..............................................  $  0.0655

------------------------

(a) Annualized.

*  Total return does not include sales commissions and is not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
  SHARES                                                  VALUE
----------                                             -----------
LONG-TERM INVESTMENTS -- 98.74%
PREFERRED STOCKS -- 3.71%
            GERMANY
       260  Koenig & Bauer...........................  $    69,746
        16  Porsche AG...............................       46,283
       800  Prosieben Media AG.......................       41,504
                                                       -----------
            Total Preferred Stocks (cost $141,294)...      157,533
                                                       -----------
COMMON STOCKS -- 95.00%
            ARGENTINA -- 0.30%
       390  Telefonica de Argentina SA~..............       12,651
                                                       -----------
            AUSTRALIA -- 0.55%
     2,000  AMP Limited..............................       23,398
                                                       -----------
            AUSTRIA -- 1.42%
       740  Bank Austria AG..........................       60,097
                                                       -----------
            BELGIUM -- 17.13%
    11,200  GIB Holdins..............................      630,766
       900  Confinimmo...............................       96,546
                                                       -----------
                                                           727,312
                                                       -----------
            BRAZIL -- 1.27%
       410  Cemig Energetic~ (a).....................       12,690
       670  Petroleo Brasileiro SA~..................       12,454
       145  Telecomunicacoes Brasileiras SA~.........       15,832
       630  Vale do Rio Doche~.......................       12,800
                                                       -----------
                                                            53,776
                                                       -----------
            CHINA -- 0.32%
     1,000  Huaneng Power International, Inc.~*......       13,438
                                                       -----------
            DENMARK -- 0.79%
       850  Vestas Wind Systems......................       33,511
                                                       -----------
            FINLAND -- 1.33%
       770  Nokia Oy -- Class A......................       56,537
                                                       -----------
            FRANCE -- 13.94%
       235  Accor SA.................................       65,602
       505  Axa......................................       56,658
       112  Comptoirs Modernes.......................       57,949
       380  Genset SA~*..............................       33,982
       295  Groupe SEB SA............................       40,788
       300  Imetal...................................       41,133
       300  Schneider SA.............................       23,863
       800  Serp Recyclage*..........................      105,595
       255  Societe Generale.........................       52,888
       490  Total -- Class B.........................       63,545
       235  Vivendi..................................       50,056
                                                       -----------
                                                           592,059
                                                       -----------
            GERMANY -- 5.80%
       110  AVA Allg Handels der Verbrau.............       39,607
       700  Bayerische Vereinsbank...................       59,430
     1,000  Hawesko Holding AG.......................       48,673
     1,000  Metro AG.................................       60,564
     2,700  Sauer Inc................................       37,969
                                                       -----------
                                                           246,243
                                                       -----------

                                                         MARKET
  SHARES                                                  VALUE
----------                                             -----------
            GREAT BRITAIN -- 14.29%
     1,350  Abbey National PLC.......................  $    24,041
       850  Arcadia Group PLC........................        5,698
     2,400  ASDA Group PLC...........................        8,274
       850  BAA PLC..................................        9,191
       950  Barclays PLC.............................       27,420
       900  Bass PLC.................................       16,807
     2,350  BAT Industries PLC.......................       23,452
     1,000  Billiton PLC.............................        2,026
       750  Brit-Borneo Petrolord....................        3,733
     1,900  British Aerospace PLC....................       14,573
     1,700  British Airways..........................       18,297
     1,000  British Gas PLC..........................        5,805
       500  Brittanic Assurance......................        9,513
       800  Burmah Castrol...........................       14,313
       500  Celltech PLC*............................        2,605
     5,000  Centrica*................................        8,462
       369  CGU PLC..................................        6,885
       800  Emap PLC.................................       16,194
     1,460  Enterprise Oil...........................       13,268
     2,400  Express Dairies PLC......................        6,663
     1,500  Gallaher Group PLC.......................        8,310
     1,050  Glaxo Wellcome...........................       31,584
     1,000  Granada Group............................       18,408
     1,200  Greenalls Group PLC......................       10,425
       850  HSBC Holdings PLC........................       20,636
     1,000  Iceland Group PLC........................        3,485
     1,000  III Group PLC............................       10,213
       900  Imperial Chemical Industries PLC.........       14,496
     1,000  Inchcape PLC.............................        3,185
     1,600  J. Sainsbury PLC.........................       14,193
     1,800  Lloyds TSB Group.........................       25,121
       800  Meggitt PLC..............................        2,594
       800  National Westminster.....................       14,313
     1,600  Northern Foods PLC.......................        5,816
       600  PIC International Group PLC..............        2,251
     1,000  PowerGen PLC.............................       13,839
       900  Prudential Corporation PLC...............       11,855
     1,950  Rank Organization PLC....................       10,608
       500  Reckitt & Colman PLC.....................        9,538
       900  Reuters Group PLC........................       10,295
     3,520  Rolls-Royce..............................       14,541
       400  Scot & Newcastle.........................        5,626
       500  Scotia Holdings*.........................        2,739
     7,800  Signet Group.............................        5,625
     1,160  Smith (H.W.) Group PLC...................        7,111
     1,470  SmithKline Beecham PLC...................       17,881
       250  Spirax-Sarco Engineering PLC.............        2,199
     7,500  Stakis PLC...............................       15,194
     1,500  Standard Chartered.......................       17,020
       600  Tate & Lyle PLC..........................        4,756
       900  Tesco PLC................................        8,771
       750  Trinity PLC..............................        6,071
       750  United News & Media PLC..................       10,492
       500  United Utilities.........................        7,295
       900  Vickers..................................        3,226
                                                       -----------
                                                           606,932
                                                       -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
  SHARES                                                  VALUE
----------                                             -----------
            HONG KONG -- 1.82%
     8,000  Bank of East Asia........................  $     8,674
     8,000  China Foods Holdings*....................        2,117
     6,000  China Telecom*...........................       10,417
    20,000  HKR International, Limited...............        7,100
    12,000  Hong Kong & China Gas....................       13,631
     4,000  Hutchison Whampoa, Limited...............       21,118
    47,000  Legend Holdings, Limited*................       14,112
                                                       -----------
                                                            77,169
                                                       -----------
            INDIA -- 0.75%
     3,000  BSES Limited#*...........................       31,875
                                                       -----------
            IRELAND -- 1.31%
     2,700  Bank of Ireland..........................       55,509
                                                       -----------
            ITALY -- 4.61%
     5,700  Gruppo Editoriale L'Espresso.............       47,213
     4,000  Instituto Mobiliare Italiano.............       62,895
     7,320  Telecom Italia Mobile....................       44,683
     5,600  Telecom Italia SPA.......................       41,149
                                                       -----------
                                                           195,940
                                                       -----------
            JAPAN -- 13.71%
     7,000  Asahi Glass Company......................       37,728
     4,000  Daiwa House Industry Company, Limited....       35,213
    10,000  Daiwa Securities*........................       42,902
        12  DDI Corporation..........................       41,651
     3,000  Kirin Brewery Company, Limited...........       28,242
    23,000  Kurabo Industries........................       29,916
     6,000  Minebea..................................       59,584
    22,000  Nippon Steel Corporation*................       38,576
     4,000  Sumimoto Bank............................       38,806
     5,000  Sumitomo Marine & Fire...................       27,883
     6,000  Sumimoto Real Estate.....................       51,310
    10,000  Sumitomo Warehouse Company, Limited......       37,297
     2,000  Tokyo Electric Power.....................       39,093
     2,000  Toyoda Automatic Loom Works, Limited.....       35,213
    30,000  UBE Industries...........................       38,806
                                                       -----------
                                                           582,220
                                                       -----------
            MALAYSIA -- 0.12%
    10,000  IOI Corporation Berhad...................        5,005
                                                       -----------
            MEXICO -- 1.29%
       730  Coca-Cola FEMSA SP~......................       12,684
     1,400  Grupo Carso SA~..........................       11,513
       490  Panamerican Beverages -- Class A*........       15,404
       320  Telefono de Mexico -- Class L~...........       15,380
                                                       -----------
                                                            64,981
                                                       -----------
            SINGAPORE -- 0.90%
     5,000  GP Batteries International, Limited......        9,131
    12,000  Marco Polo Developments, Limited.........        9,036
     3,000  Singapore Press..........................       20,101
                                                       -----------
                                                            38,268
                                                       -----------
            SPAIN -- 6.71%
     1,350  Baron de Ley*............................       44,771
     1,810  Centros Comerciales Continente, SA.......       41,276
SHARES OR
PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
            SPAIN -- (CONTINUED)
     4,220  Corporate Finance Reunida................  $    63,652
     1,370  Telefonica de Espana SA..................       63,287
     6,800  Telepizza................................       71,991
                                                       -----------
                                                           284,977
                                                       -----------
            SWEDEN -- 2.33%
     2,450  Astra AB -- Class A......................       49,937
     2,100  Celsius AB -- Class B....................       48,843
                                                       -----------
                                                            98,780
                                                       -----------
            SWITZERLAND -- 3.58%
        54  Jelmoli Holding AG.......................       68,411
       225  UBS AG...................................       83,514
                                                       -----------
                                                           151,925
                                                       -----------
            THAILAND -- 0.73%
    20,000  Electricity General Public...............       31,116
                                                       -----------
            Total Common Stocks (cost $3,960,007)....    4,033,719
                                                       -----------
            CONVERTIBLE SECURITY -- 0.03%
       600  PIC International Group (cost $1,602)....        1,381
                                                       -----------
            Total Long-Term Investments (cost
              $4,102,903)............................    4,192,633
                                                       -----------
SHORT-TERM INVESTMENT -- 20.53%
            REPURCHASE AGREEMENT
$  871,979  Goldman Sachs & Company
              Dated 6/30/98, 6.00%, due 7/01/98,
              collateralized by Federal National
              Mortgage Association, $853,032,
              8.50%, 2/01/28, market value $890,885,
              (cost $871,979)........................      871,979
                                                       -----------

 Total Investments (cost $4,974,882)...............  119.27 %    5,064,612
 Other Assets less Liabilities.....................  (19.27 %)    (818,289)
                                                     -------   -----------
 Net Assets........................................  100.00%   $ 4,246,323
                                                     -------   -----------
                                                     -------   -----------

 * Non-income producing.
 ~ American Depository Receipts.
 # Global Depository Receipts.
 @ International Depository Receipts.
(a) These are securities that may be resold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $4,180,698 and $93,354, respectively.

INCOME TAX INFORMATION
At June 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $4,974,882. Net unrealized appreciation aggregated $89,730, of which $210,718, related to appreciated investment securities and $120,988, related to depreciated investment securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

ASSETS:
  Investments, at market value
    Investment securities........................................................................  $4,192,633
    Repurchase agreements........................................................................     871,979
                                                                                                   ----------
      Total investments (cost $4,974,882)........................................................   5,064,612
  Cash...........................................................................................      12,403
  Dividends and interest receivable..............................................................      12,501
  Other..........................................................................................       5,929
                                                                                                   ----------
      Total assets...............................................................................   5,095,445
                                                                                                   ----------
LIABILITIES
  Investments purchased..........................................................................     841,202
  Unrealized depreciation on forward foreign currency exchange contracts.........................          40
  Accrued expenses and other liabilities
    Management fee...............................................................................       5,100
    Other........................................................................................       2,780
                                                                                                   ----------
      Total liabilities..........................................................................     849,122
                                                                                                   ----------
NET ASSETS
  Capital........................................................................................  $4,120,966
  Undistributed net investment income............................................................      21,507
  Accumulated undistributed net realized gain on investment transactions.........................       9,937
  Net unrealized appreciation of investments and foreign currency related transactions...........      93,913
                                                                                                   ----------
      Net assets.................................................................................  $4,246,323
                                                                                                   ----------
                                                                                                   ----------
Shares outstanding...............................................................................     308,491
                                                                                                   ----------
                                                                                                   ----------
Net asset value -- offering and redemption price per share.......................................  $    13.76
                                                                                                   ----------
                                                                                                   ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest income..................................................................................  $ 10,367
  Dividends income.................................................................................    19,247
                                                                                                     --------
    Total income...................................................................................    29,614
                                                                                                     --------
EXPENSES
  Management fee...................................................................................     5,100
  Custodian and accounting fees....................................................................     2,893
  Distribution fee.................................................................................     1,489
  Shareholder reports and postage expenses.........................................................       100
  Miscellaneous....................................................................................        14
                                                                                                     --------
      Total expenses...............................................................................     9,596
                                                                                                     --------
Deduct
    Waiver of distribution fee.....................................................................     1,489
                                                                                                     --------
    Net expenses...................................................................................     8,107
                                                                                                     --------
    Net investment income..........................................................................    21,507
                                                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.................................................................     9,937
  Change in unrealized appreciation of investments and foreign currency related transactions.......    93,913
                                                                                                     --------
    Net gain on investments........................................................................   103,850
                                                                                                     --------
    Net increase in net assets resulting from operations...........................................  $125,357
                                                                                                     --------
                                                                                                     --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

NET INCREASE IN NET ASSETS
OPERATIONS
  Net investment income..........................................................................  $    21,507
  Net realized gain on investments...............................................................        9,937
  Change in unrealized appreciation of investments and foreign currency related transactions.....       93,913
                                                                                                   -----------
  Increase in net assets resulting from operations...............................................      125,357
                                                                                                   -----------
CAPITAL TRANSACTIONS
  Proceeds from sale of shares...................................................................    4,266,747
  Cost of shares redeemed........................................................................     (145,781)
                                                                                                   -----------
  Net change in net assets resulting from capital share transactions.............................    4,120,966
                                                                                                   -----------
  Total increase in net assets...................................................................    4,246,323
NET ASSETS
  Beginning of period............................................................................      --
                                                                                                   -----------
  End of period (including undistributed net investment income of $21,507).......................  $ 4,246,323
                                                                                                   -----------
                                                                                                   -----------
SHARE TRANSACTIONS
  Issued.........................................................................................      319,171
  Redeemed.......................................................................................      (10,680)
                                                                                                   -----------
  Change in shares...............................................................................      308,491
                                                                                                   -----------
                                                                                                   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP INTERNATIONAL PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 NOTE 1:  ORGANIZATION

    Mentor Variable Investment Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of five separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at June 30, 1998, as follows:

      Mentor VIP Growth Portfolio
        ("Growth Portfolio")
      Mentor VIP Perpetual International Portfolio
        ("International Portfolio")
      Mentor VIP Capital Growth Portfolio
        ("Capital Growth Portfolio")
      Mentor VIP Strategy Portfolio
        ("Strategy Portfolio")
      Mentor VIP Balanced Portfolio
        ("Balanced Portfolio")

    These financial statements include the International Portfolio.

    The International Portfolio shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

    The International Portfolio's investment objective is to seek long-term appreciation of capital through investments in a diversified portfolio of securities of issuers located outside the United States.

 NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the International Portfolio ("Portfolio") in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

    (a) VALUATION OF SECURITIES--Listed securities held by the International Portfolio for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

    Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and currency gains and losses realized between the trade and the settlement dates on securities transactions. The effects of changes in foreign currency exchange rates on investments in securities are included with the net unrealized appreciation/ depreciation of investment securities.

    (b) REPURCHASE AGREEMENTS--It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

    The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

    (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Security transactions for the Portfolio are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short-term obligations. Dividends to shareholders and capital gain

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP INTERNATIONAL PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
    distributions, if any, are recorded on the ex-dividend date.

    (d) FEDERAL INCOME TAXES--No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

    (e) DISTRIBUTIONS--Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

 NOTE 3:  DIVIDENDS

    Dividends are declared and paid annually to all shareholders invested in the International Portfolio. Dividends will be reinvested in additional shares of the Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless an election is made on behalf of a separate account to receive some or all distributions in cash. Capital gains realized by the Portfolio, if any, are paid annually.

 NOTE 4:  INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

    The Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor Investment Advisors, LLC and Perpetual plc., a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.00% applied to the average daily net assets of the Portfolio. For the six months ended June 30, 1998, Mentor Perpetual earned advisory fees of $5,100.

    Administrative personnel and services are provided by Mentor Investment Group LLC ("Mentor"), under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of the Portfolio.

 NOTE 5:  DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    The International Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolio and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets for the International Portfolio. For the period ended June 30, 1998, Mentor Distributors waived such fees in the amount of $1,489.

 NOTE 6:  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the International Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At June 30, 1998, International Portfolio had outstanding forward contracts as set forth below.

                                                     IN             NET
                      CONTRACTS TO                EXCHANGE      UNREALIZED
SETTLEMENT DATE      DELIVER/RECEIVE    VALUE        FOR       DEPRECIATION
-------------------  ---------------  ---------  -----------  ---------------
PURCHASES
7/01/98 British
 Pound.............        55,739     $  92,975   $  92,941      $     (34)
7/02/98 British
 Pound.............         5,538         9,238       9,235             (3)
7/03/98 British
 Pound.............         5,780         9,641       9,638             (3)
                                                                       ---
                                                                 $     (40)
                                                                       ---
                                                                       ---

    YEAR 2000

    The Portfolio receives services from a number of providers which depend on the reliable functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP INTERNATIONAL PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
    this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO
 FINANCIAL HIGHLIGHTS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................  $   12.50
                                                                                                 -------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................................       0.07
  Net realized and unrealized gain on investments..............................................       1.19
                                                                                                 -------------
  Total from investment operations.............................................................       1.26
                                                                                                 -------------
NET ASSET VALUE, END OF PERIOD.................................................................  $   13.76
                                                                                                 -------------
                                                                                                 -------------
  Total Return*................................................................................      10.08%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in thousands).....................................................  $   4,246
  Ratio of expenses to average net assets......................................................       1.55%(a)
  Ratio of expenses to average net assets excluding waiver.....................................       1.79    %
  Ratio of net investment loss to average net assets...........................................       3.61    %(a)
  Portfolio turnover rate......................................................................       7.93    %
  Average commission rate on portfolio transactions............................................  $  0.0021

------------------------

(a) Annualized.

*   Total return does not include sales commissions and is not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
-----------                                           -----------
COMMON STOCKS -- 90.05%
             BASIC MATERIALS -- 2.94%
      5,410  Bemis Company, Inc.....................  $   221,134
                                                      -----------
             CAPITAL GOODS &
             CONSTRUCTION -- 13.36%
      5,790  AlliedSignal, Inc......................      256,931
      4,030  Illinois Tool Works....................      268,751
      3,630  Tyco International.....................      228,690
      5,050  W.W. Grainger, Inc.....................      251,553
                                                      -----------
                                                        1,005,925
                                                      -----------
             CONSUMER CYCLICAL -- 13.89%
      3,020  Chancellor Media Corporation*..........      149,962
      1,470  Clear Channel Communications...........      160,414
      4,750  Federated Department Store *...........      255,609
      3,740  Interpublic Group Company..............      226,971
      5,070  Newell Company.........................      252,549
                                                      -----------
                                                        1,045,505
                                                      -----------
             CONSUMER STAPLES -- 10.02%
      2,190  Bristol-Myers Squibb...................      251,713
      7,240  Sherwin Williams Company...............      239,825
     10,280  Sysco Corporation......................      263,425
                                                      -----------
                                                          754,963
                                                      -----------
             FINANCIAL -- 19.28%
      2,360  American Express Company...............      269,040
      3,860  Banc One Corporation...................      215,436
      4,010  Federal National Mortgage Association..      243,608
      3,290  NationsBank Corporation................      251,685
      5,890  Norwest Corporation....................      220,139
      4,540  UNUM Corporation.......................      251,970
                                                      -----------
                                                        1,451,878
                                                      -----------
             HEALTH -- 9.12%
      7,980  HealthSouth Corporation *..............      212,966
      2,840  Johnson & Johnson......................      209,450
      8,450  Tenet Healthcare.......................      264,063
                                                      -----------
                                                          686,479
                                                      -----------

 SHARES OR
 PRINCIPAL                                              MARKET
  AMOUNT                                                 VALUE
-----------                                           -----------
             TECHNOLOGY -- 15.87%
      3,570  Automatic Data Processing..............  $   260,164
      3,450  Computer Sciences Company..............      220,800
      4,100  Emerson Electric Company...............      247,538
      5,630  Sun Microsystems, Inc. *...............      244,553
      4,590  WorldCom, Inc..........................      222,328
                                                      -----------
                                                        1,195,383
                                                      -----------
             TRANSPORTATION & SERVICES -- 2.86%
     11,300  Werner Enterprises, Inc................      215,406
                                                      -----------
             MISCELLANEOUS -- 2.71%
      1,800  S&P 500 Depository Receipt Trust.......      203,962
                                                      -----------
             Total Common Stocks (cost $6,631,746)..    6,780,635
                                                      -----------
SHORT-TERM INVESTMENT -- 18.19%
             REPURCHASE AGREEMENT
$ 1,369,309  Goldman Sachs & Company
               Dated 6/30/98, 6.00%, due 7/01/98,
               collateralized by $1,339,187 Federal
               National Mortgage Association, 8.50%,
               2/01/28, market value $1,398,612
               (cost $1,369,309)....................    1,369,309
                                                      -----------
 Total Investments (cost $8,001,055)...............   108.24%    8,149,944
 Other Assets less Liabilities.....................    (8.24%)    (620,326)
                                                     -------   -----------
 Net Assets........................................   100.00%  $ 7,529,618
                                                     -------   -----------
                                                     -------   -----------

* Non-income producing.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,094,984 and $520,789, respectively.

INCOME TAX INFORMATION
At June 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $8,001,055. Net unrealized appreciation aggregated $148,889, of which $237,329, related to appreciated investment securities and $88,440, related to depreciated investment securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

ASSETS:
  Investments, at market value
    Investment securities...................................  $6,780,635
    Repurchase agreements...................................   1,369,309
                                                              ----------
      Total investments (cost $8,001,055)...................   8,149,944
  Dividends and interest receivable.........................       3,311
                                                              ----------
      Total assets..........................................   8,153,255
                                                              ----------
LIABILITIES:
  Investments purchased.....................................     612,829
  Accrued expenses and other liabilities
    Management fee..........................................       7,401
    Other...................................................       3,407
                                                              ----------
      Total liabilities.....................................     623,637
                                                              ----------
NET ASSETS:
  Capital...................................................   7,313,701
  Undistributed net investment income.......................       9,477
  Accumulated undistributed net realized gain on investment
    transactions............................................      57,551
  Net unrealized appreciation of investments................     148,889
                                                              ----------
      Net assets............................................  $7,529,618
                                                              ----------
                                                              ----------
Shares outstanding..........................................     590,411
                                                              ----------
                                                              ----------
Net asset value -- offering and redemption price per
  share.....................................................  $    12.75
                                                              ----------
                                                              ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest income...........................................  $ 10,559
  Dividends.................................................     9,932
                                                              --------
    Total income............................................    20,491
                                                              --------
EXPENSES:
  Management fee............................................     7,401
  Custodian and accounting fees.............................     3,051
  Distribution fee..........................................     2,479
  Shareholder reports and postage expenses..................       472
  Miscellaneous.............................................        90
                                                              --------
      Total expenses........................................    13,493
                                                              --------
  Deduct
    Waiver of distribution fee..............................     2,479
                                                              --------
    Net expenses............................................    11,014
                                                              --------
    Net investment income...................................     9,477
                                                              --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    57,551
  Net unrealized appreciation on investments................   148,889
                                                              --------
    Net gain on investments.................................   206,440
                                                              --------
    Net increase in net assets resulting from operations....  $215,917
                                                              --------
                                                              --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

NET INCREASE IN NET ASSETS
OPERATIONS
  Net investment income.....................................  $    9,477
  Net realized gain on investments..........................      57,551
  Net unrealized appreciation on investments................     148,889
                                                              ----------
  Net increase in net assets resulting from operations......     215,917
                                                              ----------
CAPITAL TRANSACTIONS
  Proceeds from sales of shares.............................   7,409,417
  Cost of Shares redeemed...................................     (95,716)
                                                              ----------
  Net change in net assets resulting from capital share
    transactions............................................   7,313,701
                                                              ----------
  Total increase in net assets..............................   7,529,618
                                                              ----------
NET ASSETS
  Beginning of period.......................................      --
                                                              ----------
  End of period (including undistributed net investment
    income of $9,477).......................................  $7,529,618
                                                              ----------
                                                              ----------
SHARE TRANSACTIONS
  Issued....................................................     598,139
  Redeemed..................................................      (7,728)
                                                              ----------
  Change in shares..........................................     590,411
                                                              ----------
                                                              ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Variable Insurance Funds
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998

 NOTE 1:  ORGANIZATION

    Mentor Variable Investment Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of five separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at June 30, 1998, as follows:

      Mentor VIP Growth Portfolio
        ("Growth Portfolio")

    Mentor VIP Perpetual International Portfolio
        ("International Portfolio")

    Mentor VIP Capital Growth Portfolio
        ("Capital Growth Portfolio")

    Mentor VIP Strategy Portfolio
        ("Strategy Portfolio")

    Mentor VIP Balanced Portfolio
        ("Balanced Portfolio")

    These financial statements include the Capital Growth Portfolio.

    The Capital Growth Portfolio shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

    The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital by investing in a wide variety of securities which the investment adviser believes offers the potential for capital appreciation over both the intermediate and long-term.

 NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

    (a) VALUATION OF SECURITIES--Listed securities held by the Capital Growth Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

    (b) REPURCHASE AGREEMENTS--It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

    (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Security transactions for the Portfolio are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short-term obligations. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

    (d) FEDERAL INCOME TAXES--No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998

    (e) Distributions -- Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

 NOTE 3:  DIVIDENDS

    Dividends are declared and paid annually to all shareholders invested in the Capital Growth Portfolio. Dividends will be reinvested in additional shares of the Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless an election is made on behalf of a separate account to receive some or all distributions in cash. Capital gains realized by the Portfolio, if any, are paid annually.

 NOTE 4:  INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

    Mentor Investment Advisors, LLC ("Mentor Advisors"), is the Portfolio's investment adviser. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.

    Mentor Advisors receives for its services an annual fee of 0.80% as a percentage of the average daily net assets of the Portfolio. For the period ended June 30, 1998, Mentor Advisors earned $7,401 in advisory fees.

    Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of the Portfolio.

 NOTE 5:  DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    The Capital Growth Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolio and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets for the Capital Growth Portfolio. For the period ended June 30, 1998, Mentor Distributors waived such fees in the amount of $2,479.

    YEAR 2000

    The Portfolio receives services from a number of providers which depend on the reliable functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

                                       97
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 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 MENTOR VIP CAPITAL GROWTH PORTFOLIO
 FINANCIAL HIGHLIGHTS
 FOR THE PERIOD FROM INCEPTION, MARCH 3, 1998 TO JUNE 30, 1998 (UNAUDITED)

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD...........................................................  $   12.50
                                                                                                 -------------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................................       0.02
  Net realized and unrealized gain on investments..............................................       0.23
                                                                                                 -------------
  Total from investment operations.............................................................       0.25
                                                                                                 -------------

NET ASSET VALUE, END OF PERIOD.................................................................  $   12.75
                                                                                                 -------------
                                                                                                 -------------
  Total Return*................................................................................       2.00%

RATIOS / SUPPLEMENTAL DATA
  Net assets, end of period (in thousands).....................................................  $   7,530
  Ratio of expenses to average net assets......................................................       1.05%(a)
  Ratio of expenses to average net assets excluding waiver.....................................       1.24%
  Ratio of net investment loss to average net assets...........................................       0.96%(a)
  Portfolio turnover rate......................................................................      27.86%
  Average commission rate on portfolio transactions............................................  $  0.0684

------------------------

(a) Annualized.

*  Total return does not include sales commissions and is not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       98